UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

RidgeWorth Capital Management LLC

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Julia R. Short RidgeWorth Funds 3333 Piedmont Road, Suite 1500 Atlanta, GA 30305	W. John McGuire, Esq. Thomas S. Harman, Esq. Morgan, Lewis & Bockius LLP 2020 K Street, NW Washington, DC 20006

Registrant’s telephone number, including area code: 1-888-784-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1.	Reports to Shareholders.

2015 ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2015

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC.

Collective Strength. Individual Insight. is a federally registered service mark of RidgeWorth Investments.

RIDGEWORTH FUNDS    March 31, 2015

[THIS PAGE INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2015

Dear Valued Shareholder,

We sincerely thank you for your continued business and support. Our primary objective is to help you achieve your investment goals, and we’re grateful you have placed your confidence in us. We aim to earn your trust through competitive investment performance and excellent client service. We hope we have met your expectations in both of these measures, and we look forward to continuing to serve as your asset manager in the months and years to come.

The 12 months through March 31, 2015 marked the sixth year of continued recovery in the U.S. economy since the Great Recession bottomed out in March of 2009. For the consumer, job gains continued, the unemployment rate fell, inflation-adjusted disposable income rose, auto and home sales increased, and confidence improved. On the business side, profits continued to rise and margins held near cycle highs. Outside the private sector, federal, state and local spending increased, so that all segments of the economy participated in the expansion. Inflation and interest rates remained low. Not surprisingly, all this was positive for the U.S. equity market.

However, while progress has been steady, it has also been measured, and in some cases slower than normal. The economy faces a lingering headwind from excess leverage built up during the economic expansion in the 2000s, which sidelined many consumers. This was compounded by subsequent tighter lending standards. In addition, the growth rate of the labor force slowed to the lowest level in decades. These factors helped contribute to this relatively muted recovery.

Outside the U.S., growth either remained sluggish or slowed significantly from previous levels. The European Union (EU) economy in particular struggled, while growth in China continued to slow as the leadership moved to reorient activity away from exports in favor of internal consumption. The encouraging news was that global central banks began taking measures to jumpstart growth through aggressive stimulus measures. Moreover, the relative strength in the U.S. pushed up the value of the dollar, which, while a headwind for domestic producers, became a tailwind for our trading partners.

Looking ahead, we believe the downside risks to the U.S. economy remain muted despite the recent headwinds mentioned and lowered growth forecasts. We expect additional employment and income growth, and prospects outside the domestic economy have also improved. While unexpected events have the potential to derail the current recovery/expansion and increase market volatility, we are encouraged by the resiliency of the U.S. economy and its trading partners in overcoming the challenges of recent years.

We continue to believe the markets will offer opportunities to investors, but they will be more selective and company-specific, an environment that fits well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to thank you again for the trust and confidence you have placed in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chief Executive Officer, Chief Investment Officer

RidgeWorth Investments

1

AGGRESSIVE GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and mid-capitalization funds typically carry additional risks as smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Aggressive Growth Stock Fund (I Shares) delivered a 4.61% return. That compared to a 15.76% return for the Russell 3000™ Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, as well as volatility caused by investors’ shifting expectations for rising interest rates. In absolute terms, the Fund posted positive returns in that environment.

The Fund’s relative performance was hurt by individual holdings in consumer discretionary sector, including shares of a streaming audio service that declined as investors awaited a decision on new industry royalty fees, and an electric car manufacturer that struggled to meet expectations for vehicle deliveries. Stock selection in the financial services sector also hurt performance, particularly a 401(k) management company that failed to convert many of its contracted accounts into paying customers. Exposure to an online local review network detracted from performance due to a decline in the company’s active accounts and increased costs from market expansion.

The Fund benefited from individual holdings in the producer durables sector. In particular, shares of a freight logistics company appreciated 50% after recording strong revenue growth driven primarily by acquisitions.

How do you plan to position the Fund, based on market conditions?

While many investment professionals are making predictions about certain areas of the market—including concern about a potential bubble forming among biotech stocks—we do not weigh in on those discussions. While broader factors can influence our research, evaluating the management teams and fundamentals of individual companies remains our most reliable guide for making investment decisions. As we near our third decade of investing, we have deepened our perspective and increased our confidence in the long-term promise of growth equities. We hold a growing conviction that when we look back five or 10 years from now, we will be grateful to have been invested in the spring of 2015.

2

AGGRESSIVE GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Aggressive Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.47%	15.06%	13.40%	9.80%
	with sales charge*	–1.53%	12.80%	12.07%	9.15%
I Shares		4.61%	15.25%	13.67%	10.07%
Russell 3000® Growth Index		15.76%	16.45%	15.71%	9.41%

Prospectus Expense Ratio[1]					Gross
A Shares					1.41%
I Shares					1.35%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50% and 1.30% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of investments

3

INTERNATIONAL EQUITY FUND

Portfolio Manager

•	Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth International Equity Fund (I Shares) delivered a -4.59% return. That compared to a -0.92% return for the MSCI EAFE™ Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

International equity markets generally declined over the period under review. Concerns about the health of the eurozone economy prompted the European Central Bank (ECB) to announce an aggressive quantitative easing program designed to reduce borrowing costs across Europe. While European stocks produced strong returns during the period, the weak euro offset those gains. Taiwan’s dollar gained strength on prospects of increased economic growth, and the Japanese stock market reached 15-year highs. The U.S. dollar gained against most major currencies, and U.S. stocks outperformed international stocks by a wide margin. Amid this environment, the Fund posted negative absolute returns.

The Fund’s relative performance was hurt by weak returns in Japanese stocks, particularly those affected by lower energy and commodity prices. Exposure to a German airline and a German sporting goods company detracted from relative performance, as those companies faced pricing pressure and declining profits, respectively. Investments in a Chinese property developer and financial conglomerates in Italy and France also dragged on the Fund’s returns.

The Fund’s relative returns were aided by strong performance in the consumer staples sector, as well as sizeable underweight positions in the energy and utilities sectors, which were among the worst-performing sectors in the benchmark index. The Fund’s European holdings also benefited from anticipation of the ECB’s quantitative easing program. In addition, the Fund benefited from exposure to a global beer company whose shares appreciated following an upgrade in its credit rating and to a German health care company that was helped by stabilizing reimbursement rates and an upgrade in the status of its manufacturing facility. Exposure to two large Chinese banks also helped performance.

How do you plan to position the Fund, based on market conditions?

We will maintain our underweight position in Australia, which is facing a slowing economy due in part to decreased demand for commodities. In addition, valuations in the utilities sector worldwide continue to appear unattractive. Likewise, most emerging markets appear unattractive due to trade imbalances with the United States; as the Federal Reserve drains liquidity from the system by raising interest rates, we expect that many emerging currencies will weaken against their developed market counterparts. However, we do not expect further significant rerating of the euro versus the U.S. dollar in the near term. We are monitoring the energy and materials sectors closely and may begin to accumulate some undervalued names over the next few months.

4

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–4.87%	7.79%	5.61%	4.27%
	with sales charge*	–10.32%	5.67%	4.35%	3.65%
I Shares		–4.59%	7.97%	5.83%	4.53%
MSCI EAFE Index		–0.92%	9.02%	6.16%	4.95%

Prospectus Expense Ratio[1]					Gross
A Shares					1.58%
I Shares					1.35%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.57% and 1.37% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of investments

5

LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther*
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large-capitalization stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Large Cap Growth Fund (I Shares) delivered a 15.03% return. That compared to a 16.09% return for the Russell 1000™ Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, and external factors such as bad winter weather on the east coast and a labor strike that affected shipping ports on the west coast. In absolute terms, the Fund performed well in that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. Instead, the Fund employs a balanced approach to stock selection and investment strategies to manage active risk through portfolio construction. The Fund also deemphasizes sector rotation and tactical sector allocations and instead attempts to drive performance through bottom-up stock selection.

The Fund’s relative performance was hurt by stock selection in the financial sector, particularly from exposure to a major insurance company and a vehicle financing company. Holdings in the industrials sector, including a global construction firm and a manufacturer of metal components, also hurt relative performance. Lack of exposure to two home-improvement retail chains that had large benchmark weights detracted from performance during the period.

The Fund benefited from stock selection in the consumer staples sector, with shares of a plant-based food and beverage maker and a global retail chain among holdings that contributed to relative results. Individual holdings in the health care sector, particularly among biotechnology companies, also boosted relative performance.

How do you plan to position the Fund, based on market conditions?

The portfolio managers seek to eliminate investment results that are directly attributed to market conditions, and instead attempt to drive performance through stock selection. Therefore, the Fund will continue to invest in companies with reasonable valuations and improving fundamentals. Generally, we look for companies that have shown year-over-year increases in operating margins, revenue growth and return on incremental invested capital. By combining income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, we can avoid making investment decisions based on a single factor.

*	Effective May 14, 2015, Mr. Christopher Guinther is no longer a portfolio manager of the Large Cap Growth Stock Fund.

6

LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	14.83%	14.68%	15.15%	8.29%
	with sales charge*	8.22%	12.44%	13.80%	7.65%
C Shares	without CDSC	14.20%	13.93%	14.40%	7.56%
	with CDSC*	13.20%	13.93%	14.40%	7.56%
I Shares		15.03%	14.93%	15.45%	8.60%
IS Shares**		15.14%	14.97%	15.47%	8.61%
Russell 1000® Growth Index		16.09%	16.34%	15.63%	9.36%

Prospectus Expense Ratio[1]					Gross
A Shares					1.19%
C Shares					1.87%
I Shares					1.09%
IS Shares					0.87%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.25%, 1.95%, 0.97% and 0.85% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of investments

7

LARGE CAP VALUE EQUITY FUND

Portfolio Manager

•	Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Large Cap Value Equity Fund (I Shares) delivered a 7.25% return. That compared to a 9.33% return for the Russell 1000™ Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, and external factors such as bad winter weather on the east coast and a labor strike that affected shipping ports on the west coast. In absolute terms, the Fund performed well in that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

The Fund’s relative performance was hurt by individual holdings in the energy sector, including shares of two large oil firms, and in the industrial sector, where a maker of pumping equipment saw sales suffer due to commodity price declines. Exposure to a toy manufacturer and a memory and software maker detracted from relative performance.

The Fund benefited from individual stock selection in the health care sector, particularly among shares of several insurance companies that benefited from solid earnings, low inflation and speculation among investors that the industry would see increased mergers-and-acquisition activity. The Fund also benefited from exposure to a commercial property group and a major airline that was helped by increased pricing power and lower commodity prices.

How do you plan to position the Fund, based on market conditions?

Market volatility and investor uncertainty remain elevated, and may become more unpredictable. We are carefully watching a range of macroeconomic factors including oil prices, geopolitical issues in the middle east, and the pace of economic growth in China. We believe these macroeconomic issues can distract investors from focusing on company fundamentals, which may contribute to a challenging stock picking environment.

That said, we remain resolute that individual company fundamentals will remain an important component in stock selection once the macroeconomic environment normalizes for the equity markets. In the current environment, we expect to continue to maintain an underweight position in the financials and industrials sectors, and to continue an overweight position among information technology stocks.

8

LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.98%	14.99%	12.88%	7.90%
	with sales charge*	0.83%	12.73%	11.55%	7.26%
C Shares	without CDSC	6.50%	14.40%	12.21%	7.21%
	with CDSC*	5.52%	14.40%	12.21%	7.21%
I Shares		7.25%	15.30%	13.20%	8.22%
IS Shares**		7.45%	15.37%	13.24%	8.24%
Russell 1000® Value Index		9.33%	16.44%	13.75%	7.21%

Prospectus Expense Ratio[1]					Gross
A Shares					1.37%
C Shares					1.71%
I Shares					1.06%
IS Shares					0.71%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.27%, 1.97%, 0.97% and 0.85% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of investments

9

MID-CAP VALUE EQUITY FUND

Portfolio Manager

•	Don Wordell, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Mid-Cap Value Equity Fund (I Shares) delivered a 7.76% return. That compared to a 11.70% return for the Russell Midcap™ Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, and external factors such as bad winter weather on the east coast and a labor strike that affected shipping ports on the west coast. In absolute terms, the Fund performed well in that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

Stock selection in the consumer discretionary, utilities and information technology sectors detracted from the Fund’s relative performance. An overweight position and stock selection in the energy sector also dragged on returns, as several energy holdings suffered from factors such as a decline in oil prices, mild winter weather and weak electricity pricing. Exposure to a toy manufacturer and a memory and software maker also detracted from relative performance.

The Fund benefited from an overweight position and individual stock selection in the health care sector, particularly among shares of several insurance companies that benefited from solid earnings, low inflation and speculation among investors that the industry would see increased mergers-and-acquisition activity. The Fund also benefited from exposure to a medical device company, a health care services company and a financial services firm that benefited from higher operating margins.

How do you plan to position the Fund, based on market conditions?

Market volatility and investor uncertainty remain elevated, and may become more unpredictable. We are carefully watching a range of macroeconomic factors including oil prices, geopolitical issues in the middle east, and the pace of economic growth in China. We believe these macroeconomic issues can distract investors from focusing on company fundamentals, which may contribute to a challenging stockpicking environment.

That said, we remain resolute that individual company fundamentals will remain an important component in stock selection once the macroeconomic environment normalizes for the equity markets. In the current environment, we expect to continue to maintain an underweight position in the financials and utilities sectors, and to continue an overweight position among information technology and health care stocks.

10

MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Mid-Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.45%	16.01%	13.07%	10.73%
	with sales charge*	1.28%	13.75%	11.73%	10.08%
C Shares	without CDSC	7.06%	15.52%	12.46%	10.07%
	with CDSC*	6.08%	15.52%	12.46%	10.07%
I Shares		7.76%	16.34%	13.39%	11.06%
IS Shares**		7.98%	16.41%	13.44%	11.08%
Russell Midcap® Value Index		11.70%	18.60%	15.84%	9.61%

Prospectus Expense Ratio[1]					Gross
A Shares					1.40%
C Shares					1.76%
I Shares					1.10%
IS Shares					0.76%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of investments

11

SMALL CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther*
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Small Cap Growth Stock Fund (I Shares) delivered a 4.24% return. That compared to a 12.06% return for the Russell 2000™ Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Small-cap stocks performed well during the 12-month period, despite their returns lagging those of large-cap stocks. The market’s strong returns were driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, and external factors such as bad winter weather on the east coast and a labor strike that affected shipping ports on the west coast. In absolute terms, the Fund posted positive returns in that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. Instead, the Fund employs a balanced approach to Stock selection and investment strategies to manage active risk through portfolio construction. The Fund also de-emphasizes sector rotation and tactical sector allocations and instead attempts to drive performance through bottom-up stock selection.

The Fund’s relative performance was hurt by stock selection in the energy and financial sectors. Holdings in the consumer discretionary sector, including a hardwood flooring retailer and a fast-casual restaurant chain, also hurt relative performance. The Fund suffered early in the period when holdings that had performed well over the previous 12-18 months—particularly within the technology sector—severely corrected, as their management teams reinvested earnings to grow revenues and improve market share.

The Fund benefited from stock selection in the health care sector, particular among biotech holdings, as well as a medical device manufacturer and a company that provides products and services to aid in pharmaceutical development. The Fund also benefited from certain technology holdings, including a maker of software for the mortgage industry.

How do you plan to position the Fund, based on market conditions?

The portfolio managers seek to eliminate investment results that are directly attributed to market conditions, and instead attempt to drive performance through stock selection. Therefore, the Fund will continue to invest in companies with reasonable valuations and improving fundamentals. Generally, we look for companies that have shown year-over-year increases in operating margins, revenue growth and return on incremental invested capital. By combining income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, we can avoid making investment decisions based on a single factor.

*	Effective May 14, 2015, Mr. Christopher Guinther is no longer a portfolio manager of the Small Cap Growth Stock Fund.

12

SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.21%	14.39%	13.98%	7.37%
	with sales charge*	–1.76%	12.15%	12.63%	6.74%
C Shares	without CDSC	3.55%	13.64%	13.20%	6.64%
	with CDSC*	2.74%	13.64%	13.20%	6.64%
I Shares		4.24%	14.46%	14.15%	7.62%
IS Shares**		4.44%	14.54%	14.19%	7.64%
Russell 2000® Growth Index		12.06%	17.74%	16.58%	10.02%

Prospectus Expense Ratio[1]					Gross
A Shares					1.29%
C Shares					1.94%
I Shares					1.31%
IS Shares					0.94%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.55%, 2.20%, 1.30% and 1.05% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of Investments

13

SMALL CAP VALUE EQUITY FUND

Portfolio Manager

•	Brett Barner, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Small Cap Value Equity Fund (I Shares) delivered a 4.07% return. That compared to a 4.43% return for the Russell 2000™ Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, and external factors such as bad winter weather on the east coast and a labor strike that affected shipping ports on the west coast. In absolute terms, the Fund performed well in that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

An overweight position and stock selection in the energy sector detracted from the Fund’s relative performance, as did an overweight position in the industrials sector and underweight positions in the financials and utilities sectors. Stock selection in the materials sector also hurt relative results. Among individual holdings, exposure to several energy firms dragged on performance due in part to sharp declines in oil prices.

The Fund benefited from an overweight position and stock selection in the consumer discretionary sector, and from individual holdings in the industrials and information technology sectors. The Fund’s relative results were helped by exposure to shares of a consumer credit score firm, a self-storage company and a medical device company.

How do you plan to position the Fund, based on market conditions?

Market volatility and investor uncertainty remain elevated, and may become more unpredictable. We are carefully watching a range of macroeconomic factors including oil prices, geopolitical issues in the middle east, and the pace of economic growth in China. We believe these macroeconomic issues can distract investors from focusing on company fundamentals, which may contribute to a challenging stockpicking environment.

That said, we remain resolute that individual company fundamentals will remain an important component in stock selection once the macroeconomic environment normalizes for the equity markets. In the current environment, we expect to continue to maintain an underweight position in the financials and utilities sectors, and to continue an overweight position among industrials and consumer discretionary stocks.

14

SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.79%	13.60%	12.95%	9.60%
	with sales charge*	–2.15%	11.38%	11.61%	8.96%
C Shares	without CDSC	3.42%	13.14%	12.36%	9.18%
	with CDSC*	2.56%	13.14%	12.36%	9.18%
I Shares		4.07%	13.92%	13.27%	9.90%
Russell 2000® Value Index		4.43%	14.79%	12.54%	7.53%

Prospectus Expense Ratio[1]					Gross
A Shares					1.50%
C Shares					1.87%
I Shares					1.22%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of Investments

15

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Aggressive Growth Allocation Strategy (I Shares) returned 7.79%. That compared to a 6.59% return for the Lipper Mixed-Asset Target Allocation (Growth Classification), and a 11.38% return for its hybrid benchmark made up of an 80% weighting in the S&P 500 Index and a 20% weighting in the Barclays Capital U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. Each strategy’s underlying mutual funds and ETFs are typically the same across the strategies, but the varying stock, bond and alternative allocations create noticeably different total return characteristics intended to align with investor needs and constraints.

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, as well as volatility caused by investors’ shifting expectations for rising interest rates. Fixed-income investments also rallied during the period. Investors favored high-quality bonds—including those issued by the U.S. government—in the wake of rising geopolitical tensions in areas such as Ukraine and the Middle East. In absolute terms, the Fund performed well in that environment.

The Fund’s performance relative to its hybrid benchmark was hurt by underperformance of several of the Fund’s underlying equity funds. In particular, funds focused on large-cap value, mid-cap value and small-cap equities lagged.

However, several of the Fund’s underlying fixed-income funds performed in line with the Barclays U.S. Aggregate Index, and exposure to a long-duration ETF benefited relative performance.

How do you plan to position the Fund, based on market conditions?

In the near term, we expect to maintain an overweight position in equities relative to the Fund’s target benchmarks, predicated upon our positive outlook. We believe global equity markets will benefit from central bank stimulus efforts in Europe and other regions, and we raised portfolio exposure from an underweight in 2014 to an overweight in early 2015.

Bond yields are likely to remain near the low end of historical ranges, and we expect investors will continue to venture farther out on the equity and fixed-income risk spectrums in search of income and total returns in this low-rate environment. Among the Fund’s fixed-income allocation, we expect to maintain a somewhat shorter duration than the fixed-income portion of the Fund’s hybrid index. We also have improved the overall credit quality of the bond portfolio, given notably tighter credit spreads, by reducing exposure to high-yield positions.

16

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 80/20 Blend Index. The Standard & Poor’s 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Aggressive Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.56%	10.53%	9.57%	5.94%
	with sales charge**	1.40%	8.39%	8.29%	5.31%
C Shares*	without CDSC	6.89%	9.82%	8.87%	5.23%
	with CDSC**	6.01%	9.82%	8.87%	5.23%
I Shares		7.79%	10.76%	9.86%	6.24%
Hybrid 80/20 Blend Index (80% of the S&P 500 Index, 20% of the Barclays Capital U.S. Aggregate Bond Index)		11.38%	13.49%	12.56%	7.59%
S&P 500 Index		12.73%	16.11%	14.47%	8.01%
Barclays Capital U.S. Aggregate Bond Index		5.72%	3.10%	4.41%	4.93%

Prospectus Expense Ratio[1]					Gross
A Shares					1.76%
C Shares					2.37%
I Shares					1.75%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.81% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	C Shares were offered beginning on 4/1/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of Investments

17

CONSERVATIVE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Conservative Allocation Strategy (I Shares) returned 6.25%. That compared to a 4.10% return for the Lipper Mixed-Asset Target Allocation (Conservative Classification), and a 7.88% return for its hybrid benchmark made up of a 30% weighting in the S&P 500 Index and a 70% weighting in the Barclays Capital U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. Each strategy’s underlying mutual funds and ETFs are typically the same across the strategies, but the varying stock, bond and alternative allocations create noticeably different total return characteristics intended to align with investor needs and constraints.

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, as well as volatility caused by investors’ shifting expectations for rising interest rates. Fixed-income investments also rallied during the period. Investors favored high-quality bonds—including those issued by the U.S. government—in the wake of rising geopolitical tensions in areas such as Ukraine and the Middle East. In absolute terms, the Fund performed well in that environment.

The Fund’s performance relative to its hybrid benchmark was hurt by underperformance of several of the Fund’s underlying equity funds. In particular, funds focused on large-cap value, mid-cap value and small-cap equities lagged.

However, several of the Fund’s underlying fixed-income funds performed in line with the Barclays U.S. Aggregate Index, and exposure to a long-duration ETF benefited relative performance.

How do you plan to position the Fund, based on market conditions?

In the near term, we expect to maintain an overweight position in equities relative to the Fund’s target benchmarks, predicated upon our positive outlook. We believe global equity markets will benefit from central bank stimulus efforts in Europe and other regions, and we raised portfolio exposure from an underweight in 2014 to an overweight in early 2015.

Bond yields are likely to remain near the low end of historical ranges, and we expect investors will continue to venture farther out on the equity and fixed-income risk spectrums in search of income and total returns in this low-rate environment. Among the Fund’s fixed-income allocation, we expect to maintain a somewhat shorter duration than the fixed-income portion of the Fund’s hybrid index. We also have improved the overall credit quality of the bond portfolio, given notably tighter credit spreads, by reducing exposure to high-yield positions.

18

CONSERVATIVE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 30/70 Blend Index. The Standard & Poor’s 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Conservative Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	5.86%	6.09%	6.46%	5.84%
	with sales charge***	0.81%	4.39%	5.44%	5.33%
C Shares**	without CDSC	5.20%	5.36%	5.73%	5.12%
	with CDSC***	4.20%	5.36%	5.73%	5.12%
I Shares		6.25%	6.39%	6.78%	6.15%
Hybrid 30/70 Blend Index (30% of the S&P 500 Index, 70% of the Barclays Capital U.S. Aggregate Bond Index)		7.88%	6.98%	7.56%	6.10%
S&P 500 Index		12.73%	16.11%	14.47%	8.01%
Barclays Capital U.S. Aggregate Bond Index		5.72%	3.10%	4.41%	4.93%

Prospectus Expense Ratio[1]					Gross
A Shares					1.24%
C Shares					1.90%
I Shares					0.96%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.60%, 1.30% and 0.30% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.58% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Effective close of business on 7/16/10, B Shares converted into A Shares.

**	Class C Shares were offered beginning on 4/1/05. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance for C Shares would have been lower.

***	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of Investments

19

GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Growth Allocation Strategy (I Shares) returned 7.54%. That compared to a 6.75% return for the Lipper Mixed-Asset Target Allocation (Growth Classification), and a 10.69% return for its hybrid benchmark made up of a 70% weighting in the S&P 500 Index and a 30% weighting in the Barclays Capital U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. Each strategy’s underlying mutual funds and ETFs are typically the same across the strategies, but the varying stock, bond and alternative allocations create noticeably different total return characteristics intended to align with investor needs and constraints.

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, as well as volatility caused by investors’ shifting expectations for rising interest rates. Fixed-income investments also rallied during the period. Investors favored high-quality bonds—including those issued by the U.S. government—in the wake of rising geopolitical tensions in areas such as Ukraine and the Middle East. In absolute terms, the Fund performed well in that environment.

The Fund’s performance relative to its hybrid benchmark was hurt by underperformance of several of the Fund’s underlying equity funds. In particular, funds focused on large-cap value, mid-cap value and small-cap equities lagged.

However, several of the Fund’s underlying fixed-income funds performed in line with the Barclays U.S. Aggregate Index, and exposure to a long-duration ETF benefited relative performance.

How do you plan to position the Fund, based on market conditions?

In the near term, we expect to maintain an overweight position in equities relative to the Fund’s target benchmarks, predicated upon our positive outlook. We believe global equity markets will benefit from central bank stimulus efforts in Europe and other regions, and we raised portfolio exposure from an underweight in 2014 to an overweight in early 2015.

Bond yields are likely to remain near the low end of historical ranges, and we expect investors will continue to venture farther out on the equity and fixed-income risk spectrums in search of income and total returns in this low-rate environment. Among the Fund’s fixed-income allocation, we expect to maintain a somewhat shorter duration than the fixed-income portion of the Fund’s hybrid index. We also have improved the overall credit quality of the bond portfolio, given notably tighter credit spreads, by reducing exposure to high-yield positions.

20

GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poor’s 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.38%	10.06%	9.20%	6.45%
	with sales charge**	1.22%	7.90%	7.91%	5.83%
C Shares*	without CDSC	6.70%	9.36%	8.47%	5.66%
	with CDSC**	5.70%	9.36%	8.47%	5.66%
I Shares		7.54%	10.27%	9.43%	6.73%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays Capital U.S. Aggregate Bond Index)		10.69%	12.19%	11.59%	7.34%
S&P 500 Index		12.73%	16.11%	14.47%	8.01%
Barclays Capital U.S. Aggregate Bond Index		5.72%	3.10%	4.41%	4.93%

Prospectus Expense Ratio[1]					Gross
A Shares					1.43%
C Shares					2.04%
I Shares					1.43%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.76% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/05/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of Investments

21

MODERATE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Moderate Allocation Strategy (I Shares) returned 6.77%. That compared to a 5.07% return for the Lipper Mixed-Asset Target Allocation (Moderate Classification), and a 9.30% return for its hybrid benchmark made up of a 50% weighting in the S&P 500 Index and a 50% weighting in the Barclays Capital U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. Each strategy’s underlying mutual funds and ETFs are typically the same across the strategies, but the varying stock, bond and alternative allocations create noticeably different total return characteristics intended to align with investor needs and constraints.

Stocks performed well during the 12-month period, with relatively strong returns driven by an improving U.S. economy and steady corporate earnings growth. However, stocks faced some headwinds during the period, including a sharp decline in oil prices, which impacted several sectors of the equity market, as well as volatility caused by investors’ shifting expectations for rising interest rates. Fixed-income investments also rallied during the period. Investors favored high-quality bonds—including those issued by the U.S. government—in the wake of rising geopolitical tensions in areas such as Ukraine and the Middle East. In absolute terms, the Fund performed well in that environment.

The Fund’s performance relative to its hybrid benchmark was hurt by underperformance of several of the Fund’s underlying equity funds. In particular, funds focused on large-cap value, mid-cap value and small-cap equities lagged.

However, several of the Fund’s underlying fixed-income funds performed in line with the Barclays U.S. Aggregate Index, and exposure to a long-duration ETF benefited relative performance.

How do you plan to position the Fund, based on market conditions?

In the near term, we expect to maintain an overweight position in equities relative to the Fund’s target benchmarks, predicated upon our positive outlook. We believe global equity markets will benefit from central bank stimulus efforts in Europe and other regions, and we raised portfolio exposure from an underweight in 2014 to an overweight in early 2015.

Bond yields are likely to remain near the low end of historical ranges, and we expect investors will continue to venture farther out on the equity and fixed-income risk spectrums in search of income and total returns in this low-rate environment. Among the Fund’s fixed-income allocation, we expect to maintain a somewhat shorter duration than the fixed-income portion of the Fund’s hybrid index. We also have improved the overall credit quality of the bond portfolio, given notably tighter credit spreads, by reducing exposure to high-yield positions.

22

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poor’s 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.65%	8.14%	7.95%	6.15%
	with sales charge**	0.52%	6.01%	6.68%	5.52%
C Shares*	without CDSC	6.07%	7.50%	7.26%	5.41%
	with CDSC**	5.08%	7.50%	7.26%	5.41%
I Shares		6.77%	8.29%	8.17%	6.42%
Hybrid 50/50 Blend Index (50% of the Barclays Capital U.S. Aggregate Bond Index, 50% of the S&P 500 Index )		9.30%	9.58%	9.60%	6.76%
S&P 500 Index		12.73%	16.11%	14.47%	8.01%
Barclays Capital U.S. Aggregate Bond Index		5.72%	3.10%	4.41%	4.93%

Prospectus Expense Ratio[1]					Gross
A Shares					1.29%
C Shares					1.88%
I Shares					1.21%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.67% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/5/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2015)

as a percentage of Investments

23

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Aggressive Growth Stock Fund

	Shares	Value($)

Common Stocks 99.6%
Consumer Discretionary 30.5%
Alibaba Group Holding Ltd. SP ADR*	10,850	903,154
Amazon.com, Inc.*	4,600	1,711,660
Chipotle Mexican Grill, Inc.*	1,200	780,648
HomeAway, Inc.*	28,500	859,845
Lululemon Athletica, Inc.*	11,200	717,024
Michael Kors Holdings Ltd.*	4,000	263,000
Netflix, Inc.*	3,450	1,437,581
Priceline Group Inc. (The)*	700	814,905
Tesla Motors, Inc.*	11,900	2,246,363
Vipshop Holdings Ltd.*	30,600	900,864

		10,635,044

Financials 9.7%
Charles Schwab Corp. (The)	42,700	1,299,788
First Republic Bank	12,200	696,498
PRA Group, Inc.*	26,000	1,412,320

		3,408,606

Health Care 18.9%
Alexion Pharmaceuticals, Inc.*	4,000	693,200
BioMarin Pharmaceutical, Inc.*	5,600	697,872
Celgene Corp.*	13,600	1,567,808
Exact Sciences Corp.*	16,500	363,330
Gilead Sciences, Inc.*	10,800	1,059,804
Illumina, Inc.*	2,800	519,792
Medidata Solutions, Inc.*	18,700	917,048
Regeneron Pharmaceuticals, Inc.*	1,700	767,516

		6,586,370

Industrials 5.0%
XPO Logistics, Inc.*	38,200	1,736,954

Information Technology 35.5%
Alliance Data Systems Corp.*	3,900	1,155,375
Baidu, Inc. SP ADR*	1,200	250,080
Criteo SA SP ADR*	8,800	347,600

	Shares	Value($)

Information Technology—continued
Facebook, Inc., Cl A*	17,500	1,438,762
Google, Inc., Cl A*	1,500	832,050
LinkedIn Corp., Cl A*	5,300	1,324,258
MercadoLibre, Inc.	7,800	955,656
Palo Alto Networks, Inc.*	6,800	993,344
Pandora Media, Inc.*	46,700	757,007
Salesforce.com, Inc.*	5,600	374,136
ServiceNow, Inc.*	8,600	677,508
Splunk, Inc.*	7,800	461,760
Twitter, Inc.*	6,250	313,000
Xoom Corp.*	22,000	323,180
Yelp, Inc.*	17,500	828,625
Zillow Group, Inc., Cl A*	13,350	1,339,005

		12,371,346

Total Common Stocks (Cost $20,271,482)		34,738,320

Money Market Fund 0.3%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(a)	96,182	96,182

Total Money Market Fund (Cost $96,182)		96,182

Total Investments (Cost $20,367,664) — 99.9%		34,834,502
Other Assets in Excess of Liabilities — 0.1%		22,129

Net Assets — 100.0%		$34,856,631

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

24

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

International Equity Fund

	Shares	Value($)

Common Stocks 94.6%
Australia 0.9%
Alumina Ltd.(a)	178,535	217,764

Austria 1.1%
Voestalpine AG(a)	6,772	247,566

Belgium 5.3%
Ageas	13,430	482,389
Anheuser-Busch InBev NV	6,134	750,577

		1,232,966

China 2.3%
Agricultural Bank of China Ltd., H Shares	454,480	224,524
Dongfeng Motor Group Co. Ltd., H Shares	144,000	230,693
Kaisa Group Holdings Ltd.	423,000	85,117

		540,334

Denmark 2.9%
A.P. Moeller – Maersk A/S, Cl B	190	397,574
Danske Bank A/S	10,439	275,673

		673,247

France 16.5%
AXA SA	30,711	774,531
Cap Gemini SA	5,903	484,736
CNP Assurances(a)	13,528	236,641
Credit Agricole SA	12,973	190,756
Publicis Groupe SA	4,914	379,534
Renault SA	3,078	280,556
Sanofi(a)	5,607	551,735
Valeo SA	2,271	339,545
Vinci SA	5,575	319,088
Vivendi SA	10,721	266,579

		3,823,701

Germany 9.4%
Continental AG	1,249	295,860
Deutsche Lufthansa AG	11,666	164,074
Deutsche Post AG	13,011	407,041
Fresenius SE & Co. KGaA(a)	8,418	502,693
Infineon Technologies AG	28,236	337,915
Siemens AG	4,279	463,320

		2,170,903

India 1.0%
Tata Motors Ltd. SP ADR	5,213	234,898

Japan 22.4%
Aisin Seiki Co. Ltd.	8,100	294,459
Brother Industries Ltd.(a)	16,600	264,326
Canon, Inc.(a)	13,500	477,412
Fuji Heavy Industries Ltd.	7,900	262,883
Heiwa Corp.	12,900	253,730
Hitachi Ltd.(a)	39,000	266,636

	Shares	Value($)

Japan—continued
Mitsubishi UFJ Financial Group, Inc.(a)	36,350	225,063
Mitsui OSK Lines Ltd.	66,000	224,522
Nippon Yusen Kabushiki Kaisha	92,000	265,410
Oki Electric Industry Co. Ltd.	114,000	236,678
ORIX Corp.	17,900	252,004
Resona Holdings, Inc.	98,043	487,701
Ricoh Co. Ltd.	32,900	358,804
Sekisui Chemical Co. Ltd.	29,012	377,119
Sumitomo Mitsui Financial Group, Inc.(a)	4,225	161,899
Tosoh Corp.	54,000	272,848
Toyota Motor Corp.(a)	7,049	491,961

		5,173,455

Netherlands 2.7%
Koninklijke Ahold NV	32,066	632,689

Norway 1.6%
Telenor ASA	17,748	358,895

Singapore 1.3%
Yangzijiang Shipbuilding Holdings Ltd.(a)	333,000	306,429

South Korea 1.1%
SK Hynix, Inc.(a)	5,961	243,718

Switzerland 9.2%
Novartis AG	2,424	239,831
Roche Holding AG	2,603	718,115
Swiss Life Holding AG*	2,621	648,642
Swiss Re AG	5,493	531,891

		2,138,479

Taiwan 1.1%
Mega Financial Holding Co. Ltd.	298,000	247,143

United Kingdom 15.8%
3i Group PLC	31,388	224,610
AstraZeneca PLC(a)	8,760	600,587
Bodycote PLC	33,721	359,656
BP PLC(a)	31,827	205,634
British American Tobacco PLC(a)	13,222	683,117
BT Group PLC(a)	99,673	645,765
SABMiller PLC(a)	9,277	485,454
WPP PLC(a)	19,828	449,667

		3,654,490

Total Common Stocks (Cost $17,112,118)		21,896,677

Preferred Stock 1.8%
Germany 1.8%
Volkswagen AG, 1.78%(a)	1,556	414,071

Total Preferred Stock (Cost $270,449)		414,071

See Notes to Financial Statements.

25

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

International Equity Fund — concluded

	Shares	Value($)

Money Market Fund 0.4%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(b)	101,855	101,855

Total Money Market Fund (Cost $101,855)		101,855

Total Investments (Cost $17,484,422) — 96.8%		22,412,603
Other Assets in Excess of Liabilities — 3.2%		732,854

Net Assets — 100.0%		$23,145,457

*	Non-income producing security.

(a)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 33.2% of net assets as of March 31, 2015.
(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

26

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks 99.5%
Consumer Discretionary 21.7%
Amazon.com, Inc.*	18,661	6,943,758
BorgWarner, Inc.	72,608	4,391,332
Chipotle Mexican Grill, Inc.*	4,849	3,154,468
DR Horton, Inc.	153,189	4,362,823
Harman International Industries, Inc.	21,606	2,887,210
Johnson Controls, Inc.	55,210	2,784,792
Netflix, Inc.*	9,087	3,786,462
NIKE, Inc., CI B	32,986	3,309,485
Priceline Group Inc. (The)*	5,466	6,363,244
Royal Caribbean Cruises Ltd.	46,920	3,840,402
Scripps Networks Interactive, Cl A	37,120	2,544,947
Starbucks Corp.	72,963	6,909,596
Ulta Salon Cosmetics & Fragrance, Inc.*	15,334	2,313,134
Under Armour, Inc., Cl A*	67,766	5,472,105
VF Corp.	58,555	4,409,777

		63,473,535

Consumer Staples 6.9%
Colgate-Palmolive Co.	68,442	4,745,768
Costco Wholesale Corp.	43,478	6,586,700
Estee Lauder Cos., Inc. (The), Cl A	57,598	4,789,850
WhiteWave Foods Co. (The), Cl A*	94,913	4,208,442

		20,330,760

Energy 4.2%
Devon Energy Corp.	34,115	2,057,475
EOG Resources, Inc.	48,430	4,440,547
Schlumberger Ltd.	70,243	5,861,076

		12,359,098

Financials 3.6%
Charles Schwab Corp. (The)	102,188	3,110,603
Discover Financial Services	50,345	2,836,941
Morgan Stanley	126,167	4,502,900

		10,450,444

Health Care 16.8%
Alexion Pharmaceuticals, Inc.*	42,469	7,359,878
Biogen Inc.*	24,926	10,524,754
Cerner Corp.*	63,671	4,664,538
Gilead Sciences, Inc.*	103,938	10,199,436
HCA Holdings, Inc.*	29,799	2,241,779
Illumina, Inc.*	14,685	2,726,123
McKesson Corp.	19,022	4,302,776
Mylan NV.*	122,765	7,286,103

		49,305,387

	Shares	Value($)

Industrials 10.3%
BE Aerospace, Inc.	29,119	1,852,551
Cummins, Inc.	24,113	3,343,026
Delta Air Lines, Inc.	104,149	4,682,539
Fluor Corp.	36,188	2,068,506
Fortune Brands Home & Security, Inc.	53,479	2,539,183
HD Supply Holdings, Inc.*	73,484	2,289,394
Honeywell International, Inc.	49,929	5,208,094
IHS, Inc., CL A*	12,837	1,460,337
J.B. Hunt Transport Services, Inc.	25,017	2,136,327
Union Pacific Corp.	41,571	4,502,555

		30,082,512

Information Technology 33.3%
Adobe Systems, Inc.*	27,998	2,070,172
Analog Devices, Inc.	65,580	4,131,540
Apple, Inc.	201,490	25,071,401
ARM Holdings PLC SP ADR	61,011	3,007,842
Baidu, Inc. SP ADR*	17,971	3,745,156
Cognizant Technology Solutions Corp., Cl A*	65,196	4,067,578
Facebook, Inc., Cl A*	115,973	9,534,720
Google, Inc., Cl A*	12,614	6,996,986
Google, Inc., Cl C*	12,578	6,892,744
LinkedIn Corp., Cl A*	10,084	2,519,588
Palo Alto Networks, Inc.*	21,109	3,083,603
QUALCOMM, Inc.	73,191	5,075,064
Salesforce.com, Inc.*	76,934	5,139,961
Splunk, Inc.*	42,639	2,524,229
Tableau Software, Inc., CI A*	15,106	1,397,607
VeriFone Systems, Inc.*	40,835	1,424,733
Visa, Inc., Cl A	127,536	8,342,130
Workday, Inc., Cl A*	29,251	2,469,077

		97,494,131

Materials 2.7%
Monsanto Co.	35,888	4,038,835
PPG Industries, Inc.	6,492	1,464,206
Vulcan Materials Co.	27,107	2,285,120

		7,788,161

Total Common Stocks (Cost $159,418,302)		291,284,028

See Notes to Financial Statements.

27

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Large Cap Growth Stock Fund — concluded

	Shares	Value($)
Money Market Fund 0.5%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(a)	1,585,288	1,585,288

Total Money Market Fund (Cost $1,585,288)		1,585,288

Total Investments (Cost $161,003,590) — 100.0%		292,869,316
Liabilities in Excess of Other Assets — (0.0)%(b)		(34,525)

Net Assets — 100.0%		$292,834,791

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

(b)	Less than 0.05% of Net Assets.

Investment Abbreviation

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

28

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Large Cap Value Equity Fund

	Shares	Value($)

Common Stocks 96.3%
Consumer Discretionary 6.9%
Comcast Corp., Cl A	441,650	24,939,975
Johnson Controls, Inc.	608,225	30,678,869
PVH Corp.	122,461	13,049,444
Ralph Lauren Corp.	291,044	38,272,286
Viacom, Inc., Cl B	550,010	37,565,683
Walt Disney Co. (The)	229,910	24,115,260

		168,621,517

Consumer Staples 5.4%
Procter & Gamble Co. (The)	736,740	60,368,476
Sysco Corp.	628,950	23,730,283
Wal-Mart Stores, Inc.	592,475	48,731,069

		132,829,828

Energy 9.4%
Chevron Corp.	362,690	38,075,196
ConocoPhillips	591,949	36,854,745
EOG Resources, Inc.	439,774	40,322,878
Exxon Mobil Corp.	441,119	37,495,115
Hess Corp.	545,220	37,004,082
Noble Energy, Inc.	799,668	39,103,765

		228,855,781

Financials 27.3%
American Tower Corp., REIT	262,060	24,672,949
Ameriprise Financial, Inc.	388,997	50,896,368
Aon PLC	422,731	40,632,904
BlackRock, Inc.	104,245	38,136,991
Citigroup, Inc.	662,920	34,153,638
Crown Castle International Corp., REIT	629,970	51,997,724
Franklin Resources, Inc.	723,820	37,146,442
JPMorgan Chase & Co.	777,410	47,095,498
MetLife, Inc.	948,080	47,925,444
Morgan Stanley	1,068,287	38,127,163
Regions Financial Corp.	2,828,100	26,725,545
Simon Property Group, Inc., REIT	197,977	38,732,220
T. Rowe Price Group, Inc.	513,430	41,577,561
Travelers Cos., Inc. (The)	231,750	25,059,128
U.S. Bancorp	1,298,130	56,689,337
Wells Fargo & Co.	1,263,460	68,732,224

		668,301,136

Health Care 13.7%
Aetna, Inc.	291,795	31,084,921
Agilent Technologies, Inc.	811,169	33,704,072
Baxter International, Inc.	575,921	39,450,589
Cigna Corp.	544,020	70,417,949
Johnson & Johnson	613,420	61,710,052
Merck & Co., Inc.	416,260	23,926,625
Pfizer, Inc.	2,145,550	74,643,684

		334,937,892

	Shares	Value($)
Industrials 7.2%
CSX Corp.	556,527	18,432,174
FedEx Corp.	185,880	30,753,846
General Dynamics Corp.	136,990	18,593,653
General Electric Co.	2,385,230	59,177,556
Honeywell International, Inc.	180,420	18,819,610
United Parcel Service, Inc., Cl B	318,800	30,904,472

		176,681,311

Information Technology 17.7%
Cisco Systems, Inc.	1,730,320	47,627,058
EMC Corp.	2,021,020	51,657,271
Intel Corp.	1,651,090	51,629,585
Juniper Networks, Inc.	1,453,590	32,822,062
Maxim Integrated Products, Inc.	1,029,530	35,837,939
Microsoft Corp.	1,190,540	48,401,404
NetApp, Inc.	683,130	24,223,790
Oracle Corp.	1,654,661	71,398,622
SanDisk Corp.	538,968	34,289,144
Texas Instruments, Inc.	633,520	36,227,841

		434,114,716

Materials 1.0%
Ashland, Inc.	194,720	24,789,803

Telecommunication Services 1.5%
Verizon Communications, Inc.	741,600	36,064,008

Utilities 6.2%
Duke Energy Corp.	498,638	38,285,426
Edison International	487,277	30,440,194
Exelon Corp.	934,120	31,395,773
NextEra Energy, Inc.	503,312	52,369,614

		152,491,007

Total Common Stocks (Cost $1,888,494,090)		2,357,686,999

Money Market Fund 4.6%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(a)	111,391,818	111,391,818

Total Money Market Fund (Cost $111,391,818)		111,391,818

Total Investments (Cost $1,999,885,908) — 100.9%		2,469,078,817
Liabilities in Excess of Other Assets — (0.9)%		(21,621,206)

Net Assets — 100.0%		$2,447,457,611

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

29

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Mid-Cap Value Equity Fund

	Shares	Value($)

Common Stocks 96.1%
Consumer Discretionary 8.3%
DR Horton, Inc.	1,100,000	31,328,000
Johnson Controls, Inc.	1,030,000	51,953,200
PVH Corp.	700,000	74,592,000
Ralph Lauren Corp.	550,000	72,325,000
Viacom, Inc., Cl B	950,000	64,885,000
Wynn Resorts Ltd.	460,000	57,904,800

		352,988,000

Consumer Staples 1.3%
Sysco Corp.	1,510,000	56,972,300

Energy 7.5%
Cabot Oil & Gas Corp.	2,000,000	59,060,000
Hess Corp.	850,000	57,689,500
Noble Energy, Inc.	2,000,000	97,800,000
Patterson-UTI Energy, Inc.	2,600,000	48,815,000
Pioneer Natural Resources Co.	330,000	53,958,300

		317,322,800

Financials 26.3%
Allstate Corp. (The)	930,000	66,188,100
Ameriprise Financial, Inc.	675,000	88,317,000
Aon PLC	510,000	49,021,200
Arthur J Gallagher & Co.	1,175,000	54,931,250
BankUnited, Inc.	1,600,000	52,384,000
Comerica, Inc.	1,700,000	76,721,000
Crown Castle International Corp., REIT	1,150,000	94,921,000
Hartford Financial Services Group, Inc. (The)	2,400,000	100,368,000
InfraREIT, Inc., REIT	1,250,000	35,737,500
Invesco Ltd.	2,250,000	89,302,500
Lazard Ltd., Cl A	2,000,000	105,180,000
MB Financial, Inc.	1,750,000	54,792,500
Regions Financial Corp.	8,400,000	79,380,000
T. Rowe Price Group, Inc.	950,000	76,931,000
Umpqua Holdings Corp.	5,500,000	94,490,000

		1,118,665,050

Health Care 12.2%
Aetna, Inc.	850,000	90,550,500
Agilent Technologies, Inc.	1,550,000	64,402,500
Cigna Corp.	715,000	92,549,600
Hill-Rom Holdings, Inc.	800,000	39,200,000
Omnicare, Inc.	1,560,000	120,213,600
STERIS Corp.	1,600,000	112,432,000

		519,348,200

Industrials 8.7%
A.O. Smith Corp.	325,000	21,339,500
CSX Corp.	975,000	32,292,000
Ingersoll-Rand PLC	965,000	65,697,200

	Shares	Value($)
Industrials—continued
KAR Auction Services, Inc.	935,000	35,464,550
Rockwell Automation, Inc.	750,000	86,992,500
Towers Watson & Co., Cl A	300,000	39,655,500
Tyco International PLC	2,000,000	86,120,000

		367,561,250

Information Technology 17.0%
Cypress Semiconductor Corp.*	5,300,000	74,783,000
Harris Corp.	1,360,000	107,113,600
Intersil Corp., Cl A	5,400,000	77,328,000
Juniper Networks, Inc.	4,200,000	94,836,000
Maxim Integrated Products, Inc.	2,225,000	77,452,250
NetApp, Inc.	3,000,000	106,380,000
SanDisk Corp.	1,940,000	123,422,800
Seagate Technology PLC	1,200,000	62,436,000

		723,751,650

Materials 5.3%
Ashland, Inc.	430,000	54,743,300
Cabot Corp.	1,600,000	72,000,000
Martin Marietta Materials, Inc.	260,000	36,348,000
MeadWestvaco Corp.	1,285,000	64,082,950

		227,174,250

Utilities 9.5%
CMS Energy Corp.	1,200,000	41,892,000
Edison International	1,030,000	64,344,100
Exelon Corp.	2,035,000	68,396,350
NextEra Energy Partners LP	1,000,000	43,820,000
NRG Energy, Inc.	3,800,000	95,722,000
Sempra Energy	825,000	89,941,500

		404,115,950

Total Common Stocks (Cost $3,558,524,701)		4,087,899,450

Money Market Fund 4.3%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(a)	181,244,897	181,244,897

Total Money Market Fund (Cost $181,244,897)		181,244,897

Total Investments (Cost $3,739,769,598) — 100.4%		4,269,144,347
Liabilities in Excess of Other Assets — (0.4)%		(16,015,114)

Net Assets — 100.0%		$4,253,129,233

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviation

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

30

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Small Cap Growth Stock Fund

	Shares	Value($)

Common Stocks 97.8%1
Consumer Discretionary 12.1%
Beazer Homes USA, Inc.*	55,006	974,706
Belmond Ltd., CI A*	71,537	878,474
Buffalo Wild Wings, Inc.*	8,975	1,626,629
Capella Education Co.	28,849	1,871,723
G-III Apparel Group Ltd.*	19,028	2,143,504
Gray Television, Inc.*	133,284	1,841,985
Hibbett Sports, Inc.*	20,768	1,018,878
HomeAway, Inc.*	24,159	728,877
Krispy Kreme Doughnuts, Inc.*	62,063	1,240,640
Restoration Hardware Holdings, Inc.*	12,767	1,266,359
RetailMeNot, Inc.*	27,553	496,230
Ryland Group, Inc. (The)	36,994	1,803,088
Tenneco, Inc.*	33,641	1,931,666
Zoe’s Kitchen, Inc.*	4,811	160,158

		17,982,917

Consumer Staples 1.7%
United Natural Foods, Inc.*	32,326	2,490,395

Energy 1.6%
C&J Energy Services Ltd.*	49,363	549,410
Callon Petroleum Co.*	110,101	822,454
Helix Energy Solutions Group, Inc.*	16,012	239,540
RigNet, Inc.*	17,577	502,526
Willbros Group, Inc.*	85,325	282,426

		2,396,356

Financials 5.6%
Cardtronics, Inc.*	29,755	1,118,788
Encore Capital Group, Inc.*	43,309	1,801,221
Financial Engines, Inc.	35,638	1,490,738
Gain Capital Holdings, Inc.	90,100	880,277
PRA Group, Inc.*	55,749	3,028,286

		8,319,310

Health Care 25.2%
ABIOMED, Inc.*	27,700	1,982,766
Acadia Healthcare Co., Inc.*	24,283	1,738,663
Air Methods Corp.*	29,961	1,395,883
Align Technology, Inc.*	6,175	332,122
AMN Healthcare Services, Inc.*	75,568	1,743,354
Anika Therapeutics, Inc.*	13,961	574,774
Arena Pharmaceuticals, Inc.*	104,887	458,356
Cambrex Corp.*	52,889	2,095,991
Cepheid, Inc.*	28,382	1,614,936
Fluidigm Corp.*	32,630	1,373,723
HealthSouth Corp.	38,904	1,725,781
HeartWare International, Inc.*	17,114	1,502,096
HMS Holdings Corp.*	37,643	581,584
ICON PLC*	9,299	655,859

	Shares	Value($)
Health Care—continued
Insmed, Inc.*	28,731	597,605
Isis Pharmaceuticals, Inc.*	12,660	806,062
Keryx Biopharmaceuticals, Inc.*	87,097	1,108,745
Lannett Co., Inc.*	21,524	1,457,390
LifePoint Hospitals, Inc.*	29,320	2,153,554
Ligand Pharmaceuticals, Inc.*	18,473	1,424,453
Medidata Solutions, Inc.*	18,619	913,076
Neurocrine Biosciences, Inc.*	39,795	1,580,260
NuVasive, Inc.*	38,871	1,787,677
Omnicell, Inc.*	47,318	1,660,862
Pacira Pharmaceuticals, Inc.*	14,815	1,316,313
Puma Biotechnology, Inc.*	6,749	1,593,506
Sangamo BioSciences, Inc.*	38,583	604,981
Team Health Holdings, Inc.*	45,602	2,668,173

		37,448,545

Industrials 20.8%
AAON, Inc.	45,118	1,106,745
Allegiant Travel Co.	11,478	2,207,105
ARC Document Solutions, Inc.*	118,537	1,094,096
Astronics Corp., CL B*	3,541	258,812
Astronics Corp.*	17,706	1,304,932
Badger Meter, Inc.	18,684	1,119,919
Corporate Executive Board Co. (The)	18,404	1,469,743
EMCOR Group, Inc.	23,680	1,100,410
H&E Equipment Services, Inc.	44,187	1,104,233
HEICO Corp.	32,351	1,975,676
HNI Corp.	30,981	1,709,222
JetBlue Airways Corp.*	83,250	1,602,562
Kforce, Inc.	58,829	1,312,475
MSA Safety, Inc.	13,025	649,687
Mueller Water Products, Inc., Cl A	152,330	1,500,450
Power Solutions International, Inc.*	9,507	611,205
Proto Labs, Inc.*	19,512	1,365,840
Rexnord Corp.*	36,666	978,616
Simpson Manufacturing Co., Inc.	39,254	1,466,922
TrueBlue, Inc.*	46,026	1,120,733
Universal Forest Products, Inc.	23,573	1,307,830
USG Corp.*	42,423	1,132,694
WageWorks, Inc.*	30,546	1,629,018
Woodward, Inc.	35,952	1,833,911

		30,962,836

Information Technology 26.7%
Aspen Technology, Inc.*	59,953	2,307,591
Bottomline Technologies, Inc.*	31,049	849,811
Constant Contact, Inc.*	44,545	1,702,065
Cornerstone OnDemand, Inc.*	38,160	1,102,442

See Notes to Financial Statements.

31

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Small Cap Growth Stock Fund — concluded

	Shares	Value($)
Information Technology—continued
Demandware, Inc.*	31,288	1,905,439
Ellie Mae, Inc.*	46,071	2,548,187
FleetMatics Group PLC*	51,524	2,310,852
Guidewire Software, Inc.*	33,661	1,770,905
Heartland Payment Systems, Inc.	35,791	1,676,808
Imperva, Inc.*	38,494	1,643,694
Integrated Device Technology, Inc.*	72,234	1,446,125
Littelfuse, Inc.	10,118	1,005,628
LogMeIn, Inc.*	29,217	1,635,860
Manhattan Associates, Inc.*	47,058	2,381,605
Marketo, Inc.*	48,564	1,244,210
MAXIMUS, Inc.	51,396	3,431,197
Proofpoint, Inc.*	42,837	2,536,807
PROS Holdings, Inc.*	17,197	424,938
QLIK Technologies, Inc.*	62,317	1,939,928
Qualys, Inc.*	50,560	2,350,029
SciQuest, Inc.*	36,919	625,039
Ultimate Software Group, Inc.*	15,015	2,551,874
Yelp, Inc.*	7,686	363,932

		39,754,966

Materials 3.0%
Flotek Industries, Inc.*	40,949	603,588
Globe Specialty Metals, Inc.	47,496	898,624
Headwaters, Inc.*	110,443	2,025,525
Stillwater Mining Co.*	71,116	918,819

		4,446,556

	Shares	Value($)
Telecommunication Services 1.1%
8x8, Inc.*	199,317	1,674,263

Total Common Stocks (Cost $106,103,718)		145,476,144

Money Market Fund 2.7%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(a)	4,082,158	4,082,158

Total Money Market Fund (Cost $4,082,158)		4,082,158

Total Investments (Cost $110,185,876) — 100.5%		149,558,302
Liabilities in Excess of Other Assets — (0.5)%		(814,521)

Net Assets — 100.0%		$148,743,781

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

See Notes to Financial Statements.

32

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Small Cap Value Equity Fund

	Shares	Value($)

Common Stocks 99.8%
Consumer Discretionary 23.0%
AMC Entertainment Holdings, Inc., Cl A	1,259,940	44,715,270
Brunswick Corp.	23,550	1,211,647
Cheesecake Factory, Inc. (The)	184,000	9,076,720
Chico’s FAS, Inc.	1,341,800	23,736,442
Destination Maternity Corp.	126,079	1,898,750
Guess?, Inc.	1,439,854	26,766,886
HSN, Inc.	641,260	43,753,170
Lithia Motors, Inc., Cl A	207,060	20,583,835
Matthews International Corp., Cl A	268,140	13,811,891
Meredith Corp.	409,790	22,853,988
NutriSystem, Inc.	199,180	3,979,616
Ruth’s Hospitality Group, Inc.	267,670	4,250,600
Scholastic Corp.	509,690	20,866,709
Sonic Automotive, Inc., Cl A	554,570	13,808,793
Sotheby’s	233,700	9,876,162
Thor Industries, Inc.	480,380	30,364,820
Wolverine World Wide, Inc.	342,200	11,446,590

		303,001,889

Consumer Staples 1.6%
Calavo Growers, Inc.	67,900	3,491,418
Inter Parfums, Inc.	233,100	7,603,722
WD-40 Co.	107,677	9,533,722

		20,628,862

Energy 4.2%
Bristow Group, Inc.	422,560	23,008,392
CARBO Ceramics, Inc.	549,150	16,754,567
Patterson-UTI Energy, Inc.	197,790	3,713,507
Peabody Energy Corp.	1,239,200	6,096,864
Tidewater, Inc.	331,580	6,346,441

		55,919,771

Financials 26.3%
Alexander & Baldwin, Inc.	364,210	15,726,588
Banco Latinoamericano de Expectaciones SA, Cl E	183,270	6,009,423
Bank of Hawaii Corp.	329,340	20,158,901
Campus Crest Communities, Inc., REIT	125,860	901,158
Cash America International, Inc.	414,460	9,656,918
Cohen & Steers, Inc.	272,800	11,171,160
CubeSmart, REIT	1,737,830	41,968,594
Evercore Partners, Inc., Cl A	441,420	22,803,757
Hanover Insurance Group, Inc. (The)	535,870	38,893,445
HCC Insurance Holdings, Inc.	400,450	22,693,501
Horace Mann Educators Corp.	468,100	16,009,020
Medical Properties Trust, Inc., REIT	1,012,330	14,921,744

	Shares	Value($)

Financials—continued
Monmouth Real Estate Investment Corp., Cl A REIT	85,250	947,128
Oppenheimer Holdings, Inc., Cl A	131,610	3,087,571
Parkway Properties, Inc., REIT	1,389,650	24,110,427
Post Properties, Inc., REIT	358,550	20,412,252
StanCorp Financial Group, Inc.	760,420	52,164,812
Trust Co Bank Corp. NY	313,850	2,159,288
UMB Financial Corp.	406,850	21,518,297

		345,313,984

Health Care 5.4%
Ensign Group, Inc.	139,270	6,526,192
Hill-Rom Holdings, Inc.	334,930	16,411,570
Landauer, Inc.	284,040	9,981,166
STERIS Corp.	538,807	37,861,968

		70,780,896

Industrials 24.5%
AAR Corp.	467,570	14,354,399
ABM Industries, Inc.	590,600	18,816,516
Advanced Drainage Systems, Inc.	113,200	3,389,208
Badger Meter, Inc.	54,691	3,278,178
Barnes Group, Inc.	55,500	2,247,195
China Yuchai International Ltd.	90,890	1,794,169
CLARCOR, Inc.	340,450	22,490,127
EMCOR Group, Inc.	424,540	19,728,374
Granite Construction, Inc.	241,340	8,480,688
Herman Miller, Inc.	1,040,280	28,878,173
Interface, Inc.	1,561,561	32,449,237
Kelly Services, Inc., Cl A	771,210	13,449,902
Knoll, Inc.	737,100	17,270,253
Luxfer Holdings PLC ADR	398,410	5,326,742
Macquarie Infrastructure Co. LLC	212,040	17,448,771
Manitowoc Co., Inc. (The)	215,610	4,648,552
MSA Safety, Inc.	220,402	10,993,652
Mueller Water Products, Inc., Cl A	2,255,330	22,215,000
Progressive Waste Solutions Ltd.	1,549,064	45,511,500
Sun Hydraulics Corp.	38,120	1,576,643
TAL International Group, Inc.*	319,070	12,995,721
Tennant Co.	82,780	5,411,329
Viad Corp.	363,390	10,109,510

		322,863,839

Information Technology 7.5%
Black Box Corp.	205,300	4,296,929
Daktronics, Inc.	991,550	10,718,655
Fair Isaac Corp.	571,650	50,716,788
Plantronics, Inc.	616,760	32,657,442

		98,389,814

See Notes to Financial Statements.

33

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Small Cap Value Equity Fund — concluded

	Shares	Value($)

Materials 4.3%
A. Schulman, Inc.	225,700	10,878,740
Cabot Corp.	184,070	8,283,150
Carpenter Technology Corp.	289,600	11,259,648
Globe Specialty Metals, Inc.	38,770	733,529
Haynes International, Inc.	127,030	5,666,808
Hecla Mining Co.	6,478,740	19,306,645

		56,128,520

Utilities 3.0%
ALLETE, Inc.	249,340	13,155,178
Avista Corp.	19,190	655,914
California Water Service Group	588,490	14,423,890
NorthWestern Corp.	208,900	11,236,731

		39,471,713

Total Common Stocks (Cost $966,930,918)		1,312,499,288

	Shares	Value($)
Money Market Fund 0.5%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.10%(a)	6,096,148	6,096,148

Total Money Market Fund (Cost $6,096,148)		6,096,148

Total Investments (Cost $973,027,066) — 100.3%		1,318,595,436
Liabilities in Excess of Other Assets — (0.3)%		(3,880,508)

Net Assets — 100.0%		$1,314,714,928

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

34

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Aggressive Growth Allocation Strategy

	Shares	Value($)

Equity Funds 68.7%
RidgeWorth International Equity Fund(a)	53,242	556,379
RidgeWorth Large Cap Growth Stock Fund(b)	289,497	2,990,509
RidgeWorth Large Cap Value Equity Fund(b)	119,178	1,985,507
RidgeWorth Mid-Cap Value Equity Fund(b)	64,981	894,143
RidgeWorth Small Cap Growth Stock Fund(b)	25,991	385,969
RidgeWorth Small Cap Value Equity Fund(a)	22,908	357,128

Total Equity Funds (Cost $5,155,361)		7,169,635

Fixed Income Funds 9.1%
RidgeWorth Corporate Bond Fund(a)	7,013	62,768
RidgeWorth High Income Fund(b)	5,686	37,983
RidgeWorth Intermediate Bond Fund(a)	30	302
RidgeWorth Seix Floating Rate High Income Fund(b)	5,709	50,581
RidgeWorth Seix High Yield Fund(a)	4,347	37,951
RidgeWorth Total Return Bond Fund(b)	65,453	703,617
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund(a)	5,014	50,746

Total Fixed Income Funds (Cost $938,358)		943,948

Exchange Traded Funds 20.2%
Consumer Discretionary Select Sector SPDR Fund	942	70,772
Consumer Staples Select Sector SPDR Fund	814	39,674
Energy Select Sector SPDR Fund	717	55,625
Financial Select Sector SPDR Fund	4,268	102,901
Health Care Select Sector SPDR Fund	1,440	104,400
Industrial Select Sector SPDR Fund	1,215	67,761
iShares Barclays 20+ Year Treasury Bond Fund	237	30,974

	Shares	Value($)
Exchange Traded Funds—continued
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	112	12,722
iShares Core S&P 500 Fund	968	201,179
iShares Core U.S. Aggregate Bond Fund	2,409	268,435
iShares Dow Jones U.S. Real Estate Index Fund	103	8,170
iShares MSCI EAFE Fund	8,650	555,070
iShares MSCI Emerging Markets Index Fund	9,366	375,858
iShares Russell 2000 Index Fund	48	5,969
Market Vectors Gold Miners Fund	2,307	42,080
Materials Select Sector SPDR Fund	438	21,366
Technology Select Sector SPDR Fund	3,391	140,523
Utilities Select Sector SPDR Fund	116	5,154

Total Exchange Traded Funds (Cost $1,757,466)		2,108,633

Money Market Fund 2.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	220,144	220,144

Total Money Market Fund (Cost $220,144)		220,144

Total Investments (Cost $8,071,329) — 100.1%		10,442,360
Liabilities in Excess of Other Assets — (0.1)%		(13,523)

Net Assets — 100.0%		$10,428,837

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

35

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Conservative Allocation Strategy

	Shares	Value($)

Equity Funds 29.3%
RidgeWorth International Equity Fund(a)	140,074	1,463,777
RidgeWorth Large Cap Growth Stock Fund(b)	800,484	8,268,996
RidgeWorth Large Cap Value Equity Fund(b)	336,060	5,598,767
RidgeWorth Mid-Cap Value Equity Fund(b)	170,731	2,349,261
RidgeWorth Small Cap Growth Stock Fund(b)	65,213	968,416
RidgeWorth Small Cap Value Equity Fund(a)	59,404	926,106

Total Equity Funds (Cost $16,742,747)		19,575,323

Fixed Income Funds 51.8%
RidgeWorth Corporate Bond Fund(a)	237,896	2,129,172
RidgeWorth High Income Fund(b)	193,100	1,289,910
RidgeWorth Intermediate Bond Fund(a)	846	8,391
RidgeWorth Seix Floating Rate High Income Fund(b)	193,727	1,716,422
RidgeWorth Seix High Yield Fund(a)	147,635	1,288,849
RidgeWorth Total Return Bond Fund(b)	2,456,217	26,404,329
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund(a)	170,248	1,722,911

Total Fixed Income Funds (Cost $34,303,027)		34,559,984

Exchange Traded Funds 18.0%
Consumer Discretionary Select Sector SPDR Fund	1,223	91,884
Consumer Staples Select Sector SPDR Fund	1,082	52,737
Energy Select Sector SPDR Fund	956	74,166
Financial Select Sector SPDR Fund	5,677	136,872
Health Care Select Sector SPDR Fund	1,915	138,837
Industrial Select Sector SPDR Fund	1,613	89,957
iShares Barclays 20+ Year Treasury Bond Fund	8,035	1,050,094

	Shares	Value($)
Exchange Traded Funds—continued
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3,811	432,891
iShares Core S&P 500 Fund	2,502	519,991
iShares Core U.S. Aggregate Bond Fund	59,148	6,590,862
iShares Dow Jones U.S. Real Estate Index Fund	263	20,861
iShares MSCI EAFE Fund	22,692	1,456,146
iShares MSCI Emerging Markets Index Fund	24,560	985,593
iShares Russell 2000 Index Fund	582	72,372
Market Vectors Gold Miners Fund	6,099	111,246
Materials Select Sector SPDR Fund	584	28,488
Technology Select Sector SPDR Fund	4,513	187,019
Utilities Select Sector SPDR Fund	150	6,664

Total Exchange Traded Funds (Cost $11,076,503)		12,046,680

Money Market Fund 1.0%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	682,582	682,582

Total Money Market Fund (Cost $682,582)		682,582

Total Investments (Cost $62,804,859) — 100.1%		66,864,569
Liabilities in Excess of Other Assets — (0.1)%		(66,065)

Net Assets — 100.0%		$66,798,504

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

36

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Growth Allocation Strategy

	Shares	Value($)
Equity Funds 62.6%
RidgeWorth International Equity Fund(a)	293,689	3,069,053
RidgeWorth Large Cap Growth Stock Fund(b)	1,670,450	17,255,753
RidgeWorth Large Cap Value Equity Fund(b)	699,500	11,653,665
RidgeWorth Mid-Cap Value Equity Fund(b)	358,060	4,926,899
RidgeWorth Small Cap Growth Stock Fund(b)	136,435	2,026,064
RidgeWorth Small Cap Value Equity Fund(a)	124,172	1,935,849

Total Equity Funds (Cost $31,885,850)		40,867,283

Fixed Income Funds 19.0%
RidgeWorth Corporate Bond Fund(a)	85,827	768,151
RidgeWorth High Income Fund(b)	69,443	463,880
RidgeWorth Intermediate Bond Fund(a)	278	2,756
RidgeWorth Seix Floating Rate High Income Fund(b)	69,713	617,656
RidgeWorth Seix High Yield Fund(a)	53,114	463,685
RidgeWorth Total Return Bond Fund(b)	884,055	9,503,592
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund(a)	61,330	620,662

Total Fixed Income Funds (Cost $11,947,428)		12,440,382

Exchange Traded Funds 17.5%
Consumer Discretionary Select Sector SPDR Fund	3,053	229,372
Consumer Staples Select Sector SPDR Fund	2,728	132,963
Energy Select Sector SPDR Fund	2,405	186,580
Financial Select Sector SPDR Fund	14,286	344,435
Health Care Select Sector SPDR Fund	4,813	348,943
Industrial Select Sector SPDR Fund	4,064	226,649
iShares Barclays 20+ Year Treasury Bond Fund	2,889	377,563

	Shares	Value($)

Exchange Traded Funds—continued
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,371	155,732
iShares Core S&P 500 Fund	4,452	925,259
iShares Core U.S. Aggregate Bond Fund	21,346	2,378,585
iShares Dow Jones U.S. Real Estate Index Fund	597	47,354
iShares MSCI EAFE Fund	47,600	3,054,492
iShares MSCI Emerging Markets Index Fund	51,508	2,067,016
iShares Russell 2000 Index Fund	1,292	160,660
Market Vectors Gold Miners Fund	12,679	231,265
Materials Select Sector SPDR Fund	1,469	71,658
Technology Select Sector SPDR Fund	11,350	470,344
Utilities Select Sector SPDR Fund	383	17,017

Total Exchange Traded Funds (Cost $9,946,082)		11,425,887

Money Market Fund 0.9%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	575,949	575,949

Total Money Market Fund (Cost $575,949)		575,949

Total Investments (Cost $54,355,309) — 100.0%		65,309,501
Liabilities in Excess of Other Assets — (0.0)%(d)		(24,235)

Net Assets — 100.0%		$65,285,266

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

(d)	Less than 0.05% of Net Assets.

Investment Abbreviations

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

37

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Moderate Allocation Strategy

	Shares	Value($)

Equity Funds 46.0%
RidgeWorth International Equity Fund(a)	414,134	4,327,695
RidgeWorth Large Cap Growth Stock Fund(b)	2,366,578	24,446,752
RidgeWorth Large Cap Value Equity Fund(b)	994,919	16,575,350
RidgeWorth Mid-Cap Value Equity Fund(b)	505,509	6,955,808
RidgeWorth Small Cap Growth Stock Fund(b)	192,129	2,853,111
RidgeWorth Small Cap Value Equity Fund(a)	172,283	2,685,888

Total Equity Funds (Cost $44,257,519)		57,844,604

Fixed Income Funds 35.5%
RidgeWorth Corporate Bond Fund(a)	307,648	2,753,454
RidgeWorth High Income Fund(b)	249,423	1,666,148
RidgeWorth Intermediate Bond Fund(a)	1,377	13,661
RidgeWorth Seix Floating Rate High Income Fund(b)	250,415	2,218,676
RidgeWorth Seix High Yield Fund(a)	190,705	1,664,853
RidgeWorth Total Return Bond Fund(b)	3,177,401	34,157,058
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund(a)	220,114	2,227,556

Total Fixed Income Funds (Cost $42,717,561)		44,701,406

Exchange Traded Funds 17.7%
Consumer Discretionary Select Sector SPDR Fund	4,820	362,127
Consumer Staples Select Sector SPDR Fund	4,339	211,483
Energy Select Sector SPDR Fund	3,833	297,364
Financial Select Sector SPDR Fund	22,714	547,635
Health Care Select Sector SPDR Fund	7,665	555,713
Industrial Select Sector SPDR Fund	6,468	360,720
iShares Barclays 20+ Year Treasury Bond Fund	10,393	1,358,261

	Shares	Value($)
Exchange Traded Funds—continued
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4,913	558,068
iShares Core S&P 500 Fund	3,527	733,016
iShares Core U.S. Aggregate Bond Fund	76,200	8,490,966
iShares Dow Jones U.S. Real Estate Index Fund	837	66,391
iShares MSCI EAFE Fund	67,245	4,315,112
iShares MSCI Emerging Markets Index Fund	72,711	2,917,892
iShares Russell 2000 Index Fund	2,274	282,772
Market Vectors Gold Miners Fund	18,117	330,454
Materials Select Sector SPDR Fund	2,340	114,145
Technology Select Sector SPDR Fund	18,062	748,489
Utilities Select Sector SPDR Fund	598	26,569

Total Exchange Traded Funds (Cost $19,771,168)		22,277,177

Money Market Fund 0.9%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	1,136,362	1,136,362

Total Money Market Fund (Cost $1,136,362)		1,136,362

Total Investments (Cost $107,882,610) — 100.1%		125,959,549
Liabilities in Excess of Other Assets — (0.1)%		(133,531)

Net Assets — 100.0%		$125,826,018

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

38

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Aggressive Growth Stock Fund	International Equity Fund	Large Cap Growth Stock Fund	Large Cap Value Equity Fund
Assets:
Total Investments, at Cost	$20,367,664	$17,484,422	$161,003,590	$1,999,885,908

Total Investments, at Value	$34,834,502	$22,412,603	$292,869,316	$2,469,078,817
Interest and Dividends Receivable	812	133,637	98,976	3,617,162
Securities Lending Income Receivable	—	—	12	—
Foreign Currency, at Value (Cost $—, $380,222, $— and $—, respectively)	—	386,663	—	—
Receivable for Capital Shares Issued	14,456	18,486	30,031	3,368,457
Receivable for Investment Securities Sold	158,107	267,558	11,893,448	920,345
Reclaims Receivable	—	151,361	—	—
Receivable from Investment Adviser	—	—	46,407	326,377
Prepaid Expenses and Other Assets	9,665	13,274	24,419	55,441

Total Assets	35,017,542	23,383,582	304,962,609	2,477,366,599

Liabilities:
Payable for Investment Securities Purchased	—	164,107	11,498,787	23,004,586
Payable for Capital Shares Redeemed	100,098	24,559	214,425	3,298,542
Investment Advisory Fees Payable	30,081	18,056	175,907	1,358,833
Compliance and Fund Services Fees Payable	694	419	5,403	44,657
Distribution and Service Fees Payable	2,797	1,072	57,159	133,564
Trustee Fees Payable	73	40	727	4,382
Other Accrued Expenses	27,168	29,872	175,410	2,064,424

Total Liabilities	160,911	238,125	12,127,818	29,908,988

Total Net Assets	$34,856,631	$23,145,457	$292,834,791	$2,447,457,611

Net Assets Consist of:
Capital	$21,445,106	$20,576,870	$148,785,752	$1,916,280,055
Accumulated Net Investment Income (Loss)	(129,949)	226,301	(5,858)	7,175,285
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	(925,364)	(2,594,807)	12,189,171	54,809,362
Net Unrealized Appreciation on Investments and Foreign Currencies	14,466,838	4,937,093	131,865,726	469,192,909

Net Assets	$34,856,631	$23,145,457	$292,834,791	$2,447,457,611

Net Assets:
I Shares	$24,321,333	$19,022,565	$127,236,431	$1,927,038,582
A Shares	10,535,298	4,122,892	65,952,978	461,641,577
C Shares	—	—	46,678,280	21,207,321
IS Shares	—	—	52,967,102	37,570,131
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,131,861	1,820,717	12,328,074	116,080,794
A Shares	507,586	398,688	7,539,689	28,014,275
C Shares	—	—	7,321,909	1,313,486
IS Shares	—	—	5,127,010	2,255,378
Net Asset Value and Redemption Price Per Share:
I Shares	$21.49	$10.45	$10.32	$16.60
A Shares	20.76	10.34	8.75	16.48
C Shares(a)	—	—	6.38	16.15
IS Shares	—	—	10.33	16.66
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$22.03	$10.97	$9.28	$17.49
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

39

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Mid-Cap Value Equity Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Assets:
Total Investments, at Cost	$3,739,769,598	$110,185,876	$973,027,066

Total Investments, at Value	$4,269,144,347	$149,558,302	$1,318,595,436
Interest and Dividends Receivable	5,656,732	27,047	1,860,535
Securities Lending Income Receivable	29,721	3,989	—
Receivable for Capital Shares Issued	2,903,171	95,309	825,882
Receivable for Investment Securities Sold	9,934,654	562,191	7,295,305
Reclaims Receivable	—	—	38,346
Receivable from Investment Adviser	24,739	—	—
Prepaid Expenses and Other Assets	79,944	25,847	39,136

Total Assets	4,287,773,308	150,272,685	1,328,654,640

Liabilities:
Payable for Investment Securities Purchased	16,707,036	1,094,659	7,600,149
Payable for Capital Shares Redeemed	11,820,053	161,329	4,160,096
Investment Advisory Fees Payable	2,474,267	117,183	903,647
Compliance and Fund Services Fees Payable	78,402	2,731	24,939
Distribution and Service Fees Payable	227,124	7,915	70,084
Trustee Fees Payable	8,384	273	2,095
Other Accrued Expenses	3,328,809	144,814	1,178,702

Total Liabilities	34,644,075	1,528,904	13,939,712

Total Net Assets	$4,253,129,233	$148,743,781	$1,314,714,928

Net Assets Consist of:
Capital	$3,640,176,061	$109,066,001	$904,648,018
Accumulated Net Investment Income (Loss)	9,380,404	(349,877)	6,099,362
Accumulated Net Realized Gain from Investments Transactions	74,198,019	655,231	58,400,315
Net Unrealized Appreciation on Investments	529,374,749	39,372,426	345,567,233

Net Assets	$4,253,129,233	$148,743,781	$1,314,714,928

Net Assets:
I Shares	$3,552,288,498	$126,223,093	$1,118,190,335
A Shares	590,327,110	9,888,822	162,731,906
C Shares	87,115,236	6,396,639	33,792,687
IS Shares	23,398,389	6,235,227	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	258,557,590	8,513,629	71,709,645
A Shares	43,412,533	747,379	10,673,337
C Shares	6,531,519	671,113	2,361,721
IS Shares	1,700,780	419,768	—
Net Asset Value and Redemption Price Per Share:
I Shares	$13.74	$14.83	$15.59
A Shares	13.60	13.23	15.25
C Shares(a)	13.34	9.53	14.31
IS Shares	13.76	14.85	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$14.43	$14.04	$16.18
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

40

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Assets:
Total Investments, at Cost	$8,071,329	$62,804,859	$54,355,309	$107,882,610

Investments in Affiliates, at Value	$8,113,583	$54,135,307	$53,307,665	$102,546,010
Investments in Unaffiliated, at Value	2,328,777	12,729,262	12,001,836	23,413,539

Total Investments, at Value	10,442,360	66,864,569	65,309,501	125,959,549

Dividends Receivable	2,025	73,648	26,174	95,287
Receivable for Capital Shares Issued	3,215	90,637	52,572	11,765
Receivable from Investment Adviser	6,312	5,080	6,331	—
Prepaid Expenses and Other Assets	18,840	19,399	21,605	20,321

Total Assets	10,472,752	67,053,333	65,416,183	126,086,922

Liabilities:
Payable for Investment Securities Purchased	2,006	73,596	26,119	95,096
Payable for Capital Shares Redeemed	20,456	129,257	24,930	24,214
Investment Advisory Fees Payable	893	5,664	5,525	24,639
Compliance and Fund Services Fees Payable	245	1,190	1,197	2,345
Distribution and Service Fees Payable	1,841	19,527	4,947	16,013
Trustee Fees Payable	27	121	119	227
Other Accrued Expenses	18,447	25,474	68,080	98,370

Total Liabilities	43,915	254,829	130,917	260,904

Total Net Assets	$10,428,837	$66,798,504	$65,285,266	$125,826,018

Net Assets Consist of:
Capital	$6,843,170	$61,295,621	$51,282,068	$101,403,208
Accumulated Net Investment Income (Loss)	(4,198)	167,083	25,955	186,987
Accumulated Net Realized Gain from Investments Transactions	1,218,834	1,276,090	3,023,051	6,158,884
Net Unrealized Appreciation on Investments	2,371,031	4,059,710	10,954,192	18,076,939

Net Assets	$10,428,837	$66,798,504	$65,285,266	$125,826,018

Net Assets:
I Shares	$4,920,446	$32,606,465	$53,292,831	$94,977,700
A Shares	4,814,720	15,991,307	8,800,767	17,295,039
C Shares	693,671	18,200,732	3,191,668	13,553,279
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	617,548	2,556,163	4,649,845	8,576,260
A Shares	611,626	1,254,578	771,513	1,566,776
C Shares	91,094	1,443,767	285,475	1,237,609
Net Asset Value and Redemption Price Per Share:
I Shares	$7.97	$12.76	$11.46	$11.07
A Shares	7.87	12.75	11.41	11.04
C Shares(a)	7.61	12.61	11.18	10.95
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$8.35	$13.39	$12.11	$11.71
Maximum Sales Charge — A Shares	5.75%	4.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

41

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Aggressive Growth Stock Fund	International Equity Fund	Large Cap Growth Stock Fund	Large Cap Value Equity Fund
Investment Income:
Dividend Income	$50,594	$994,797	$2,535,945	$53,550,076
Net Income from Securities Lending	—	17,752	46,810	1,999
Less: Foreign Taxes Withheld	—	(101,316)	—	—

Total Investment Income	50,594	911,233	2,582,755	53,552,075

Expenses:
Investment Advisory Fees	401,832	234,835	1,947,536	15,325,869
Administration Fees	4,853	2,679	28,549	240,835
Fund Accounting Fees	4,658	2,280	23,971	202,550
Transfer Agency Fees	27,567	8,438	278,272	232,710
Compliance & Fund Services Fees	3,258	1,774	19,009	161,471
Distribution and Service Fees — A Shares	47,259	13,714	193,702	1,245,870
Distribution and Service Fees — C Shares	—	—	358,729	207,474
Shareholder Servicing Fees — I Shares	82,329	29,371	420,352	6,895,462
Shareholder Servicing Fees — A Shares	11,954	486	13,026	1,445,272
Custodian Fees	9,243	35,047	15,421	42,959
Printing Fees	5,937	2,493	16,924	102,433
Registration Fees	31,071	29,432	51,186	65,308
Trustee Fees	2,118	1,153	12,076	100,679
Other Fees	19,071	33,564	34,084	191,794

Total Expenses	651,150	395,266	3,412,837	26,460,686
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(10,874)	(28,095)	(343,363)	(2,844,564)

Net Expenses	640,276	367,171	3,069,474	23,616,122

Net Investment Income (Loss)	(589,682)	544,062	(486,719)	29,935,953

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain from:
Investment and Foreign Currency Transactions	3,104,323	2,381,923	29,833,223	160,664,758
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	(1,753,720)	(4,309,109)	9,728,182	(30,015,618)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	1,350,603	(1,927,186)	39,561,405	130,649,140

Change in Net Assets from Operations	$760,921	$(1,383,124)	$39,074,686	$160,585,093

See Notes to Financial Statements.

42

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Mid-Cap Value Equity Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Investment Income:
Dividend Income	$82,811,831	$408,573	$36,630,128
Net Income from Securities Lending	309,208	165,991	—
Less: Foreign Taxes Withheld	—	—	(174,142)

Total Investment Income	83,121,039	574,564	36,455,986

Expenses:
Investment Advisory Fees	28,240,095	1,349,075	12,407,608
Administration Fees	420,290	16,298	157,917
Fund Accounting Fees	352,599	13,824	135,828
Transfer Agency Fees	518,424	32,014	239,730
Compliance & Fund Services Fees	283,613	10,822	105,495
Distribution and Service Fees — A Shares	1,842,732	29,364	521,111
Distribution and Service Fees — C Shares	834,790	64,204	354,678
Shareholder Servicing Fees — I Shares	11,834,925	521,167	4,304,647
Shareholder Servicing Fees — A Shares	2,212,777	5,900	586,086
Custodian Fees	74,556	16,543	35,297
Printing Fees	262,142	8,010	249,873
Registration Fees	89,085	49,095	50,688
Trustee Fees	176,425	7,079	68,216
Other Fees	328,078	20,548	137,922

Total Expenses	47,470,531	2,143,943	19,355,096
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(26,241)	(79,058)	—

Net Expenses	47,444,290	2,064,885	19,355,096

Net Investment Income (Loss)	35,676,749	(1,490,321)	17,100,890

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	271,198,162	12,370,880	90,229,132
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,092,608)	(6,929,715)	(61,974,776)

Net Realized and Unrealized Gain on Investments	263,105,554	5,441,165	28,254,356

Change in Net Assets from Operations	$298,782,303	$3,950,844	$45,355,246

See Notes to Financial Statements.

43

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Investment Income:
Dividend Income	$52,425	$250,843	$230,539	$514,395
Dividend Income from Affiliated Investment Companies	112,279	1,065,552	607,615	1,707,882

Total Investment Income	164,704	1,316,395	838,154	2,222,277

Expenses:
Investment Advisory Fees	16,080	63,645	65,048	132,261
Administration Fees	1,653	6,526	6,672	13,573
Fund Accounting Fees	19,887	19,887	19,887	19,887
Transfer Agency Fees	7,603	29,807	14,191	33,296
Compliance & Fund Services Fees	1,112	4,340	4,451	9,048
Distribution and Service Fees — A Shares	14,200	46,335	26,888	55,047
Distribution and Service Fees — C Shares	7,162	175,008	30,482	139,143
Shareholder Servicing Fees — I Shares	41,715	35,820	207,801	293,056
Shareholder Servicing Fees — A Shares	4,175	6,280	7,329	24,965
Custodian Fees	19,450	23,774	23,375	24,286
Printing Fees	2,230	7,423	4,781	9,196
Registration Fees	40,169	42,984	42,531	39,522
Trustee Fees	727	2,745	2,818	5,862
Other Fees	7,968	11,013	11,183	16,098

Total Expenses	184,131	475,587	467,437	815,240
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(88,191)	(62,624)	(100,956)	(21,110)

Net Expenses	95,940	412,963	366,481	794,130

Net Investment Income	68,764	903,432	471,673	1,428,147

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	1,901,660	319,563	1,610,062	4,338,573
Capital Gain Received from Investments in Affiliated Investment Companies	880,291	1,861,630	3,572,783	5,386,751
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,638,362)	508,047	(920,555)	(2,565,429)

Net Realized and Unrealized Gain on Investments	1,143,589	2,689,240	4,262,290	7,159,895

Change in Net Assets from Operations	$1,212,353	$3,592,672	$4,733,963	$8,588,042

See Notes to Financial Statements.

44

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Aggressive Growth Stock Fund		International Equity Fund		Large Cap Growth Stock Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income (Loss)	$(589,682)	$(391,429)	$544,062	$2,890,126	$(486,719)	$(301,215)
Net Realized Gain	3,104,323	3,058,325	2,381,923	53,712,113	29,833,223	20,411,263
Net Change in Unrealized Appreciation (Depreciation)	(1,753,720)	5,731,042	(4,309,109)	(32,717,065)	9,728,182	46,686,566

Change in Net Assets from Operations	760,921	8,397,938	(1,383,124)	23,885,174	39,074,686	66,796,614

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	(384,870)	(3,262,772)	—	—
A Shares	—	—	(82,910)	(397,768)	—	—
Net Realized Gains:
I Shares	(848,209)	(1,962,804)	(1,839,409)	(423,409)	(9,151,015)	(16,215,038)
A Shares	(446,147)	(550,359)	(429,694)	(76,227)	(5,499,119)	(6,369,584)
C Shares	—	—	—	—	(3,786,190)	(4,254,946)
IS Shares*	—	—	—	—	(3,925,659)	—

Total Dividends and Distributions	(1,294,356)	(2,513,163)	(2,736,883)	(4,160,176)	(22,361,983)	(26,839,568)

Change in Net Assets from Capital Transactions	(24,055,093)	34,140,593	(4,468,167)	(265,108,721)	(10,709,008)	(9,148,088)

Change in Net Assets	(24,588,528)	40,025,368	(8,588,174)	(245,383,723)	6,003,695	30,808,958

Net Assets:
Beginning of Period	59,445,159	19,419,791	31,733,631	277,117,354	286,831,096	256,022,138

End of Period	$34,856,631	$59,445,159	$23,145,457	$31,733,631	$292,834,791	$286,831,096

Accumulated Net Investment Income (Loss), End of Period	$(129,949)	$(152,057)	$226,301	$128,301	$(5,858)	$—

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

45

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Large Cap Value Equity Fund		Mid-Cap Value Equity Fund		Small Cap Growth Stock Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income (Loss)	$29,935,953	$26,786,932	$35,676,749	$31,721,752	$(1,490,321)	$(1,778,003)
Net Realized Gain	160,664,758	238,119,315	271,198,162	406,615,454	12,370,880	39,190,020
Net Change in Unrealized Appreciation (Depreciation)	(30,015,618)	136,182,530	(8,092,608)	224,145,643	(6,929,715)	5,191,009

Change in Net Assets from Operations	160,585,093	401,088,777	298,782,303	662,482,849	3,950,844	42,603,026

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(24,539,040)	(21,215,098)	(28,937,883)	(24,446,573)	—	—
A Shares	(4,101,116)	(3,895,087)	(3,327,424)	(3,551,681)	—	—
C Shares	(119,169)	(113,863)	(182,658)	(260,783)	—	—
IS Shares	(449,243)	—	(145,326)	—	—	—
Net Realized Gains:
I Shares	(149,057,379)	(184,943,407)	(302,444,965)	(319,283,825)	(19,925,036)	(26,953,356)
A Shares	(32,303,093)	(40,911,570)	(53,249,128)	(64,799,259)	(1,656,015)	(1,849,209)
C Shares	(1,679,941)	(2,145,183)	(7,435,108)	(8,705,589)	(1,401,026)	(1,482,428)
IS Shares*	(3,099,374)	—	(1,428,255)	—	(945,692)	—

Total Dividends and Distributions	(215,348,355)	(253,224,208)	(397,150,747)	(421,047,710)	(23,927,769)	(30,284,993)

Change in Net Assets from Capital Transactions	303,056,171	304,794,679	498,071,026	899,507,221	(19,823,631)	6,569,274

Change in Net Assets	248,292,909	452,659,248	399,702,582	1,140,942,360	(39,800,556)	18,887,307

Net Assets:
Beginning of Period	2,199,164,702	1,746,505,454	3,853,426,651	2,712,484,291	188,544,337	169,657,030

End of Period	$2,447,457,611	$2,199,164,702	$4,253,129,233	$3,853,426,651	$148,743,781	$188,544,337

Accumulated Net Investment Income (Loss), End of Period	$7,175,285	$7,309,830	$9,380,404	$8,146,744	$(349,877)	$—

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

46

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Small Cap Value Equity Fund		Aggressive Growth Allocation Strategy		Conservative Allocation Strategy
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$17,100,890	$16,494,193	$68,764	$207,613	$903,432	$912,303
Net Realized Gain	90,229,132	237,771,487	2,781,951	2,196,603	2,181,193	1,774,076
Net Change in Unrealized Appreciation (Depreciation)	(61,974,776)	79,725,267	(1,638,362)	1,255,840	508,047	1,375,849

Change in Net Assets from Operations	45,355,246	333,990,947	1,212,353	3,660,056	3,592,672	4,062,228

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(11,480,111)	(11,800,535)	(161,145)	(431,164)	(762,134)	(682,255)
A Shares	(916,870)	(1,217,350)	(86,990)	(124,675)	(339,565)	(359,082)
C Shares	(96,253)	(175,499)	(10,001)	(15,532)	(266,817)	(282,703)
Net Realized Gains:
I Shares	(208,085,068)	(53,921,057)	(1,301,686)	(1,892,756)	(674,179)	(1,046,909)
A Shares	(26,472,803)	(7,240,038)	(763,286)	(583,546)	(341,200)	(629,265)
C Shares	(5,818,147)	(1,468,593)	(116,340)	(86,640)	(388,227)	(675,285)

Total Dividends and Distributions	(252,869,252)	(75,823,072)	(2,439,448)	(3,134,313)	(2,772,122)	(3,675,499)

Change in Net Assets from Capital Transactions	(239,450,919)	(122,408,735)	(7,913,651)	(4,347,245)	4,702,957	1,150,817

Change in Net Assets	(446,964,925)	135,759,140	(9,140,746)	(3,821,502)	5,523,507	1,537,546

Net Assets:
Beginning of Period	1,761,679,853	1,625,920,713	19,569,583	23,391,085	61,274,997	59,737,451

End of Period	$1,314,714,928	$1,761,679,853	$10,428,837	$19,569,583	$66,798,504	$61,274,997

Accumulated Net Investment Income (Loss), End of Period	$6,099,362	$2,884,319	$(4,198)	$782	$167,083	$233,854

See Notes to Financial Statements.

47

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Growth Allocation Strategy		Moderate Allocation Strategy
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$471,673	$728,818	$1,428,147	$2,211,520
Net Realized Gain	5,182,845	4,709,594	9,725,324	8,986,476
Net Change in Unrealized Appreciation (Depreciation)	(920,555)	4,171,170	(2,565,429)	6,073,563

Change in Net Assets from Operations	4,733,963	9,609,582	8,588,042	17,271,559

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,049,547)	(1,427,037)	(2,171,028)	(3,318,303)
A Shares	(165,023)	(250,763)	(373,163)	(498,072)
C Shares	(42,123)	(65,359)	(212,350)	(281,147)
Net Realized Gains:
I Shares	(2,308,978)	(5,350,916)	(4,896,911)	(9,210,989)
A Shares	(399,136)	(994,791)	(894,369)	(1,440,691)
C Shares	(138,486)	(313,898)	(701,661)	(1,051,732)

Total Dividends and Distributions	(4,103,293)	(8,402,764)	(9,249,482)	(15,800,934)

Change in Net Assets from Capital Transactions	(986,685)	(2,364,949)	(17,731,499)	(30,892,330)

Change in Net Assets	(356,015)	(1,158,131)	(18,392,939)	(29,421,705)

Net Assets:
Beginning of Period	65,641,281	66,799,412	144,218,957	173,640,662

End of Period	$65,285,266	$65,641,281	$125,826,018	$144,218,957

Accumulated Net Investment Income, End of Period	$25,955	$82,308	$186,987	$469,254

See Notes to Financial Statements.

48

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2015	$21.20	$(0.26)	$1.21	$0.95	$—	$—	$(0.66)	$(0.66)	$—	$21.49	$24,321	4.61%	1.31%	1.34%	(1.20)%	42%
Year Ended March 31, 2014	15.60	(0.22)	7.01	6.79	—	—	(1.19)	(1.19)	—	21.20	39,495	43.70	1.29	1.37	(1.08)	49
Year Ended March 31, 2013	15.94	(0.14)	0.42	0.28	—	—	(0.62)	(0.62)	—	15.60	15,840	1.84	1.20	1.21	(0.98)	24
Year Ended March 31, 2012	16.45	(0.15)	(0.36)	(0.51)	—	—	—	—	—	15.94	88,132	(3.16)	1.22	1.22	(0.98)	30
Year Ended March 31, 2011	12.86	(0.12)	3.71	3.59	—	—	—	—	—	16.45	134,643	27.99	1.19	1.19	(0.89)	53
A Shares
Year Ended March 31, 2015	20.53	(0.28)	1.17	0.89	—	—	(0.66)	(0.66)	—	20.76	10,535	4.47	1.45	1.45	(1.34)	42
Year Ended March 31, 2014	15.16	(0.24)	6.80	6.56	—	—	(1.19)	(1.19)	—	20.53	19,950	43.45	1.40	1.40	(1.18)	49
Year Ended March 31, 2013	15.54	(0.18)	0.42	0.24	—	—	(0.62)	(0.62)	—	15.16	3,580	1.63	1.49	1.53	(1.24)	24
Year Ended March 31, 2012	16.10	(0.18)	(0.38)	(0.56)	—	—	—	—	—	15.54	3,803	(3.48)	1.53	1.53	(1.28)	30
Year Ended March 31, 2011	12.62	(0.16)	3.64	3.48	—	—	—	—	—	16.10	3,519	27.58	1.49	1.49	(1.19)	53

International Equity Fund
I Shares
Year Ended March 31, 2015	12.45	0.25	(0.90)	(0.65)	(0.23)	—	(1.12)	(1.35)	—	10.45	19,023	(4.59)	1.37	1.48	2.15	41
Year Ended March 31, 2014	11.64	0.55	1.65	2.20	(1.17)	—	(0.22)	(1.39)	—	12.45	26,932	19.52	1.20	1.20	4.55 (e)	43
Year Ended March 31, 2013	10.74	0.22	0.89	1.11	(0.21)	—	—	(0.21)	—	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25	(0.90)	(0.65)	(0.23)	—	—	(0.23)	—	10.74	261,561	(5.24)	1.29	1.29	2.33	78
Year Ended March 31, 2011	10.71	0.16	1.02	1.18	(0.27)	—	—	(0.27)	—	11.62	252,253	11.29	1.27	1.27	1.49	80
A Shares
Year Ended March 31, 2015	12.35	0.20	(0.87)	(0.67)	(0.22)	—	(1.12)	(1.34)	—	10.34	4,123	(4.87)	1.57	1.66	1.79	41
Year Ended March 31, 2014	11.51	0.20	2.00	2.20	(1.14)	—	(0.22)	(1.36)	—	12.35	4,802	19.72	1.47	1.47	1.66	43
Year Ended March 31, 2013	10.63	0.18	0.87	1.05	(0.17)	—	—	(0.17)	—	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21	(0.87)	(0.66)	(0.20)	—	—	(0.20)	—	10.63	5,500	(5.48)	1.59	1.59	2.02	78
Year Ended March 31, 2011	10.59	0.13	1.01	1.14	(0.24)	—	—	(0.24)	—	11.49	7,227	10.98	1.57	1.57	1.24	80

Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2015	9.70	—	1.40	1.40	—	—	(0.78)	(0.78)	—	10.32	127,236	15.03	0.94	1.17	(0.04)	13
Year Ended March 31, 2014	8.31	0.01	2.24	2.25	—	—	(0.86)	(0.86)	—	9.70	188,294	27.35	0.92	1.09	0.07	21
Year Ended March 31, 2013	12.95	0.03	0.24	0.27	(0.01)	—	(4.90)	(4.91)	—	8.31	167,887	3.64	0.94	0.94	0.23	40
Year Ended March 31, 2012	11.55	(0.02)	1.42	1.40	—	—	—	—	—	12.95	261,090	12.12	1.07	1.07	(0.17)	19
Year Ended March 31, 2011	9.59	0.01	1.95	1.96	— (f)	—	—	—	—	11.55	406,017	20.48	1.04	1.06	0.06	30
A Shares
Year Ended March 31, 2015	8.35	(0.02)	1.20	1.18	—	—	(0.78)	(0.78)	—	8.75	65,953	14.83	1.18	1.19	(0.26)	13
Year Ended March 31, 2014	7.27	(0.02)	1.96	1.94	—	—	(0.86)	(0.86)	—	8.35	64,288	26.99	1.19	1.20	(0.20)	21
Year Ended March 31, 2013	11.96	— (f)	0.21	0.21	—	—	(4.90)	(4.90)	—	7.27	56,511	3.43	1.20	1.20	(0.01)	40
Year Ended March 31, 2012	10.70	(0.05)	1.31	1.26	—	—	—	—	—	11.96	45,854	11.78	1.37	1.37	(0.45)	19
Year Ended March 31, 2011	8.91	(0.02)	1.81	1.79	—	—	—	—	—	10.70	46,358	20.09	1.34	1.36	(0.24)	30
C Shares
Year Ended March 31, 2015	6.32	(0.06)	0.90	0.84	—	—	(0.78)	(0.78)	—	6.38	46,678	14.20	1.86	1.87	(0.90)	13
Year Ended March 31, 2014	5.71	(0.06)	1.53	1.47	—	—	(0.86)	(0.86)	—	6.32	34,249	26.09	1.88	1.88	(0.90)	21
Year Ended March 31, 2013	10.52	(0.06)	0.15	0.09	—	—	(4.90)	(4.90)	—	5.71	31,625	2.69	1.89	1.89	(0.70)	40
Year Ended March 31, 2012	9.48	(0.11)	1.15	1.04	—	—	—	—	—	10.52	17,363	10.97	2.07	2.07	(1.15)	19
Year Ended March 31, 2011	7.94	(0.08)	1.62	1.54	—	—	—	—	—	9.48	17,680	19.40	2.04	2.06	(0.94)	30

See Notes to Financial Highlights and Notes to Financial Statements.

49

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
IS Shares(g)
Period Ended March 31, 2015	$9.97	$0.01	$1.13	$1.14	$—	$—	$(0.78)	$(0.78)	$—	$10.33	$52,967	12.02%	0.85%	0.87%	0.16%	13%

Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2015	17.02	0.23	0.99	1.22	(0.23)	—	(1.41)	(1.64)	—	16.60	1,927,039	7.25	0.95	1.07	1.33	73
Year Ended March 31, 2014	15.76	0.24	3.29	3.53	(0.23)	—	(2.04)	(2.27)	—	17.02	1,799,158	22.94	0.91	1.06	1.42	81
Year Ended March 31, 2013	13.77	0.24	1.97	2.21	(0.22)	—	—	(0.22)	—	15.76	1,442,154	16.24	0.89	0.89	1.74	78
Year Ended March 31, 2012	13.47	0.22	0.28	0.50	(0.20)	—	—	(0.20)	—	13.77	1,985,434	3.92	0.82	0.82	1.74	110
Year Ended March 31, 2011	11.71	0.18	1.75	1.93	(0.17)	—	—	(0.17)	—	13.47	1,348,969	16.69	0.83	0.83	1.48	134
A Shares
Year Ended March 31, 2015	16.90	0.18	0.99	1.17	(0.18)	—	(1.41)	(1.59)	—	16.48	461,642	6.98	1.25	1.36	1.03	73
Year Ended March 31, 2014	15.67	0.19	3.27	3.46	(0.19)	—	(2.04)	(2.23)	—	16.90	379,768	22.60	1.19	1.37	1.13	81
Year Ended March 31, 2013	13.70	0.21	1.95	2.16	(0.19)	—	—	(0.19)	—	15.67	287,957	15.93	1.16	1.26	1.48	78
Year Ended March 31, 2012	13.41	0.19	0.27	0.46	(0.17)	—	—	(0.17)	—	13.70	233,782	3.58	1.12	1.12	1.50	110
Year Ended March 31, 2011	11.66	0.15	1.74	1.89	(0.14)	—	—	(0.14)	—	13.41	80,048	16.37	1.13	1.13	1.20	134
C Shares
Year Ended March 31, 2015	16.59	0.10	0.97	1.07	(0.10)	—	(1.41)	(1.51)	—	16.15	21,207	6.50	1.71	1.71	0.57	73
Year Ended March 31, 2014	15.42	0.10	3.22	3.32	(0.11)	—	(2.04)	(2.15)	—	16.59	20,239	21.98	1.71	1.71	0.62	81
Year Ended March 31, 2013	13.50	0.12	1.92	2.04	(0.12)	—	—	(0.12)	—	15.42	16,394	15.25	1.75	1.75	0.89	78
Year Ended March 31, 2012	13.21	0.08	0.29	0.37	(0.08)	—	—	(0.08)	—	13.50	17,027	2.86	1.82	1.82	0.68	110
Year Ended March 31, 2011	11.49	0.06	1.72	1.78	(0.06)	—	—	(0.06)	—	13.21	18,686	15.53	1.83	1.83	0.48	134
IS Shares(g)
Period Ended March 31, 2015	17.54	0.19	0.54	0.73	(0.20)	—	(1.41)	(1.61)	—	16.66	37,570	4.26	0.71	0.71	1.65	73

Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2015	14.09	0.13	0.93	1.06	(0.12)	—	(1.29)	(1.41)	—	13.74	3,552,288	7.76	1.10	1.10	0.92	94
Year Ended March 31, 2014	13.06	0.14	2.64	2.78	(0.12)	—	(1.63)	(1.75)	—	14.09	3,159,585	22.03	1.09	1.10	1.02	108
Year Ended March 31, 2013	11.07	0.16	2.00	2.16	(0.14)	—	(0.03)	(0.17)	—	13.06	2,168,210	19.73	1.08	1.08	1.44	123
Year Ended March 31, 2012	12.70	0.17	(0.66)	(0.49)	(0.17)	—	(0.97)	(1.14)	—	11.07	1,679,244	(2.33)	1.04	1.04	1.56	182
Year Ended March 31, 2011	11.17	0.10	2.26	2.36	(0.09)	—	(0.74)	(0.83)	—	12.70	1,710,610	21.89	1.04	1.04	0.91	170
A Shares
Year Ended March 31, 2015	13.96	0.09	0.92	1.01	(0.08)	—	(1.29)	(1.37)	—	13.60	590,327	7.45	1.38	1.41	0.64	94
Year Ended March 31, 2014	12.96	0.10	2.62	2.72	(0.09)	—	(1.63)	(1.72)	—	13.96	611,880	21.68	1.35	1.40	0.76	108
Year Ended March 31, 2013	10.99	0.13	1.98	2.11	(0.11)	—	(0.03)	(0.14)	—	12.96	490,381	19.43	1.34	1.38	1.17	123
Year Ended March 31, 2012	12.62	0.15	(0.67)	(0.52)	(0.14)	—	(0.97)	(1.11)	—	10.99	433,674	(2.63)	1.34	1.34	1.40	182
Year Ended March 31, 2011	11.11	0.08	2.24	2.32	(0.07)	—	(0.74)	(0.81)	—	12.62	252,165	21.55	1.35	1.35	0.70	170
C Shares
Year Ended March 31, 2015	13.72	0.04	0.90	0.94	(0.03)	—	(1.29)	(1.32)	—	13.34	87,115	7.06	1.75	1.75	0.28	94
Year Ended March 31, 2014	12.77	0.05	2.58	2.63	(0.05)	—	(1.63)	(1.68)	—	13.72	81,961	21.26	1.76	1.76	0.36	108
Year Ended March 31, 2013	10.85	0.07	1.95	2.02	(0.07)	—	(0.03)	(0.10)	—	12.77	53,893	18.75	1.86	1.86	0.65	123
Year Ended March 31, 2012	12.48	0.07	(0.66)	(0.59)	(0.07)	—	(0.97)	(1.04)	—	10.85	42,272	(3.32)	2.04	2.04	0.65	182
Year Ended March 31, 2011	11.02	—	2.21	2.21	(0.01)	—	(0.74)	(0.75)	—	12.48	24,496	20.71	2.04	2.04	(0.04)	170
IS Shares(g)
Period Ended March 31, 2015	14.28	0.13	0.77	0.90	(0.13)	—	(1.29)	(1.42)	—	13.76	23,398	6.54	0.75	0.75	1.39	94

See Notes to Financial Highlights and Notes to Financial Statements.

50

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2015	$16.82	$(0.14)	$0.65		$0.51	$—	$—	$(2.50)	$(2.50)	$—	$14.83	$126,223	4.31	%(j)	1.28%	1.34%	(0.92)%	31%
Year Ended March 31, 2014	15.66	(0.16)	4.23		4.07	—	—	(2.91)	(2.91)	—	16.82	170,409	25.98		1.26	1.31	(0.91)	90
Year Ended March 31, 2013	17.21	(0.08)	2.19		2.11	—	—	(3.66)	(3.66)	—	15.66	152,674	14.20		1.21	1.21	(0.50)	50
Year Ended March 31, 2012	17.17	(0.10)	0.14	(h)	0.04	—	—	—	—	—	17.21	267,694	0.23		1.23	1.23	(0.62)	71
Year Ended March 31, 2011	13.32	(0.11)	3.96		3.85	—	—	—	—	—	17.17	408,399	28.90		1.23	1.23	(0.81)	112
A Shares
Year Ended March 31, 2015	15.30	(0.13)	0.56		0.43	—	—	(2.50)	(2.50)	—	13.23	9,889	4.21		1.32	1.32	(0.96)	31
Year Ended March 31, 2014	14.46	(0.15)	3.90		3.75	—	—	(2.91)	(2.91)	—	15.30	10,880	25.92		1.29	1.29	(0.94)	90
Year Ended March 31, 2013	16.18	(0.11)	2.05		1.94	—	—	(3.66)	(3.66)	—	14.46	10,226	14.07		1.37	1.37	(0.69)	50
Year Ended March 31, 2012	16.19	(0.14)	0.13	(h)	(0.01)	—	—	—	—	—	16.18	10,032	(0.06)		1.54	1.54	(0.91)	71
Year Ended March 31, 2011	12.59	(0.15)	3.75		3.60	—	—	—	—	—	16.19	12,235	28.59		1.53	1.53	(1.11)	112
C Shares
Year Ended March 31, 2015	11.82	(0.17)	0.38		0.21	—	—	(2.50)	(2.50)	—	9.53	6,397	3.55		1.96	1.96	(1.60)	31
Year Ended March 31, 2014	11.77	(0.20)	3.16		2.96	—	—	(2.91)	(2.91)	—	11.82	7,255	25.10		1.94	1.94	(1.59)	90
Year Ended March 31, 2013	13.91	(0.18)	1.70		1.52	—	—	(3.66)	(3.66)	—	11.77	6,757	13.30		2.05	2.05	(1.39)	50
Year Ended March 31, 2012	14.01	(0.21)	0.11	(h)	(0.10)	—	—	—	—	—	13.91	8,129	(0.71)		2.24	2.24	(1.61)	71
Year Ended March 31, 2011	10.98	(0.21)	3.24		3.03	—	—	—	—	—	14.01	9,636	27.60		2.23	2.23	(1.81)	112
IS Shares(g)
Period Ended March 31, 2015	15.61	(0.06)	1.80		1.74	—	—	(2.50)	(2.50)	—	14.85	6,235	12.53		0.96	0.96	(0.56)	31

Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2015	17.95	0.20	0.38		0.58	(0.15)	—	(2.79)	(2.94)	—	15.59	1,118,190	4.07		1.21	1.21	1.16	10
Year Ended March 31, 2014	15.45	0.17	3.11		3.28	(0.14)	—	(0.64)	(0.78)	—	17.95	1,528,174	21.34		1.22	1.22	1.01	37
Year Ended March 31, 2013	13.80	0.20	2.08		2.28	(0.23)	—	(0.40)	(0.63)	—	15.45	1,408,597	17.07		1.20	1.20	1.44	27
Year Ended March 31, 2012	14.54	0.12	(0.07	)(h)	0.05	(0.12)	—	(0.67)	(0.79)	—	13.80	1,169,093	1.15		1.20	1.20	0.92	46
Year Ended March 31, 2011	11.76	0.10	2.79		2.89	(0.11)	—	—	(0.11)	—	14.54	1,002,005	24.68		1.21	1.21	0.82	72
A Shares
Year Ended March 31, 2015	17.61	0.15	0.38		0.53	(0.10)	—	(2.79)	(2.89)	—	15.25	162,732	3.79		1.52	1.52	0.89	10
Year Ended March 31, 2014	15.19	0.12	3.05		3.17	(0.11)	—	(0.64)	(0.75)	—	17.61	195,098	20.96		1.50	1.50	0.73	37
Year Ended March 31, 2013	13.58	0.15	2.05		2.20	(0.19)	—	(0.40)	(0.59)	—	15.19	181,308	16.77		1.50	1.50	1.14	27
Year Ended March 31, 2012	14.33	0.08	(0.08	)(h)	—	(0.08)	—	(0.67)	(0.75)	—	13.58	169,100	0.81		1.50	1.50	0.63	46
Year Ended March 31, 2011	11.59	0.06	2.75		2.81	(0.07)	—	—	(0.07)	—	14.33	103,365	24.38		1.52	1.52	0.48	72
C Shares
Year Ended March 31, 2015	16.71	0.08	0.36		0.44	(0.05)	—	(2.79)	(2.84)	—	14.31	33,793	3.42		1.88	1.88	0.54	10
Year Ended March 31, 2014	14.47	0.06	2.90		2.96	(0.08)	—	(0.64)	(0.72)	—	16.71	38,408	20.53		1.87	1.87	0.36	37
Year Ended March 31, 2013	12.98	0.08	1.95		2.03	(0.14)	—	(0.40)	(0.54)	—	14.47	36,015	16.17		1.99	1.99	0.65	27
Year Ended March 31, 2012	13.76	(0.01)	(0.08	)(h)	(0.09)	(0.02)	—	(0.67)	(0.69)	—	12.98	38,107	0.12		2.20	2.20	(0.08)	46
Year Ended March 31, 2011	11.15	(0.02)	2.64		2.62	(0.01)	—	—	(0.01)	—	13.76	32,074	23.51		2.21	2.21	(0.18)	72

Aggressive Growth Allocation Strategy(i)
I Shares
Year Ended March 31, 2015	8.98	0.04	0.62		0.66	(0.18)	—	(1.49)	(1.67)	—	7.97	4,920	7.79		0.50	1.12	0.46	36
Year Ended March 31, 2014	8.95	0.09	1.50		1.59	(0.29)	—	(1.27)	(1.56)	—	8.98	14,143	18.41		0.50	0.94	0.99	12
Year Ended March 31, 2013	8.50	0.06	0.48		0.54	(0.09)	—	—	(0.09)	—	8.95	18,577	6.45		0.40	0.81	0.77	35
Year Ended March 31, 2012	8.57	0.08	(0.02)		0.06	(0.13)	—	—	(0.13)	—	8.50	18,993	0.89		0.20	0.45	0.98	55
Year Ended March 31, 2011	7.43	0.05	1.18		1.23	(0.09)	—	—	(0.09)	—	8.57	22,524	16.73		0.20	0.52	0.71	19

See Notes to Financial Highlights and Notes to Financial Statements.

51

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2015	$8.89	$0.04	$0.60	$0.64	$(0.17)	$—	$(1.49)	$(1.66)	$—	$7.87	$4,815	7.56%		0.70%	1.12%	0.46%	36%
Year Ended March 31, 2014	8.88	0.09	1.46	1.55	(0.27)	—	(1.27)	(1.54)	—	8.89	4,752	18.11		0.70	0.95	0.95	12
Year Ended March 31, 2013	8.43	0.04	0.49	0.53	(0.08)	—	—	(0.08)	—	8.88	4,110	6.30		0.63	0.90	0.51	35
Year Ended March 31, 2012	8.52	0.05	(0.03)	0.02	(0.11)	—	—	(0.11)	—	8.43	4,982	0.42		0.50	0.75	0.61	55
Year Ended March 31, 2011	7.38	0.04	1.17	1.21	(0.07)	—	—	(0.07)	—	8.52	4,655	16.48		0.50	0.84	0.51	19
C Shares
Year Ended March 31, 2015	8.66	(0.01)	0.58	0.57	(0.13)	—	(1.49)	(1.62)	—	7.61	694	6.89		1.30	1.73	(0.16)	36
Year Ended March 31, 2014	8.69	0.03	1.44	1.47	(0.23)	—	(1.27)	(1.50)	—	8.66	675	17.50		1.30	1.56	0.31	12
Year Ended March 31, 2013	8.28	(0.01)	0.46	0.45	(0.04)	—	—	(0.04)	—	8.69	704	5.47		1.27	1.56	(0.10)	35
Year Ended March 31, 2012	8.39	(0.01)	(0.02)	(0.03)	(0.08)	—	—	(0.08)	—	8.28	811	(0.21)		1.20	1.45	(0.12)	55
Year Ended March 31, 2011	7.30	(0.02)	1.16	1.14	(0.05)	—	—	(0.05)	—	8.39	1,059	15.70		1.20	1.52	(0.33)	19

Conservative Allocation Strategy(i)
I Shares
Year Ended March 31, 2015	12.60	0.23	0.53	0.76	(0.32)	—	(0.28)	(0.60)	—	12.76	32,606	6.17	(j)	0.30	0.45	1.77	17
Year Ended March 31, 2014	12.54	0.24	0.68	0.92	(0.34)	—	(0.52)	(0.86)	—	12.60	28,894	7.48	(j)	0.30	0.38	1.88	24
Year Ended March 31, 2013	12.27	0.21	0.46	0.67	(0.27)	—	(0.13)	(0.40)	—	12.54	27,387	5.55		0.27	0.39	1.72	40
Year Ended March 31, 2012	12.07	0.27	0.38	0.65	(0.34)	—	(0.11)	(0.45)	—	12.27	21,585	5.61		0.20	0.40	2.24	28
Year Ended March 31, 2011	11.51	0.28	0.75	1.03	(0.46)	—	(0.01)	(0.47)	—	12.07	12,897	9.15		0.20	0.66	2.41	28
A Shares
Year Ended March 31, 2015	12.59	0.19	0.53	0.72	(0.28)	—	(0.28)	(0.56)	—	12.75	15,991	5.86		0.60	0.67	1.47	17
Year Ended March 31, 2014	12.53	0.20	0.67	0.87	(0.29)	—	(0.52)	(0.81)	—	12.59	15,271	7.14		0.60	0.66	1.57	24
Year Ended March 31, 2013	12.26	0.17	0.47	0.64	(0.24)	—	(0.13)	(0.37)	—	12.53	16,940	5.29		0.56	0.68	1.37	40
Year Ended March 31, 2012	12.06	0.22	0.39	0.61	(0.30)	—	(0.11)	(0.41)	—	12.26	24,322	5.32		0.50	0.70	1.83	28
Year Ended March 31, 2011	11.51	0.28	0.71	0.99	(0.43)	—	(0.01)	(0.44)	—	12.06	8,371	8.73		0.50	0.96	2.35	28
C Shares
Year Ended March 31, 2015	12.46	0.10	0.53	0.63	(0.20)	—	(0.28)	(0.48)	—	12.61	18,201	5.11	(j)	1.30	1.33	0.76	17
Year Ended March 31, 2014	12.42	0.11	0.67	0.78	(0.22)	—	(0.52)	(0.74)	—	12.46	17,110	6.38	(j)	1.30	1.32	0.89	24
Year Ended March 31, 2013	12.18	0.09	0.47	0.56	(0.19)	—	(0.13)	(0.32)	—	12.42	15,410	4.58		1.27	1.35	0.73	40
Year Ended March 31, 2012	11.99	0.15	0.38	0.53	(0.23)	—	(0.11)	(0.34)	—	12.18	12,447	4.56		1.20	1.40	1.27	28
Year Ended March 31, 2011	11.44	0.17	0.74	0.91	(0.35)	—	(0.01)	(0.36)	—	11.99	7,305	8.07		1.20	1.65	1.47	28

Growth Allocation Strategy(i)
I Shares
Year Ended March 31, 2015	11.38	0.09	0.75	0.84	(0.24)	—	(0.52)	(0.76)	—	11.46	53,293	7.54		0.50	0.69	0.78	23
Year Ended March 31, 2014	11.28	0.14	1.61	1.75	(0.35)	—	(1.30)	(1.65)	—	11.38	53,043	15.96		0.50	0.67	1.16	14
Year Ended March 31, 2013	10.64	0.11	0.68	0.79	(0.15)	—	—	(0.15)	—	11.28	55,222	7.52		0.40	0.55	1.04	20
Year Ended March 31, 2012	10.56	0.15	0.15	0.30	(0.22)	—	—	(0.22)	—	10.64	57,078	3.06		0.20	0.26	1.53	49
Year Ended March 31, 2011	9.52	0.14	1.13	1.27	(0.23)	—	—	(0.23)	—	10.56	55,332	13.58		0.20	0.31	1.44	25
A Shares
Year Ended March 31, 2015	11.33	0.07	0.75	0.82	(0.22)	—	(0.52)	(0.74)	—	11.41	8,801	7.38		0.68	0.68	0.63	23
Year Ended March 31, 2014	11.23	0.12	1.61	1.73	(0.33)	—	(1.30)	(1.63)	—	11.33	9,609	15.84		0.67	0.67	1.06	14
Year Ended March 31, 2013	10.61	0.09	0.66	0.75	(0.13)	—	—	(0.13)	—	11.23	8,975	7.16		0.61	0.64	0.84	20
Year Ended March 31, 2012	10.53	0.12	0.15	0.27	(0.19)	—	—	(0.19)	—	10.61	11,092	2.76		0.50	0.56	1.22	49
Year Ended March 31, 2011	9.48	0.13	1.12	1.25	(0.20)	—	—	(0.20)	—	10.53	10,934	13.35		0.50	0.61	1.35	25

See Notes to Financial Highlights and Notes to Financial Statements.

52

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2015	$11.13	$—	(f)	$0.73	$0.73	$(0.16)	$—	$(0.52)	$(0.68)	$—	$11.18	$3,192	6.70%	1.30%	1.30%	—	%(f)	23%
Year Ended March 31, 2014	11.08	0.06		1.56	1.62	(0.27)	—	(1.30)	(1.57)	—	11.13	2,989	15.05	1.28	1.28	0.49		14
Year Ended March 31, 2013	10.48	0.02		0.66	0.68	(0.08)	—	—	(0.08)	—	11.08	2,602	6.55	1.25	1.28	0.22		20
Year Ended March 31, 2012	10.41	0.05		0.15	0.20	(0.13)	—	—	(0.13)	—	10.48	2,793	2.03	1.20	1.26	0.50		49
Year Ended March 31, 2011	9.38	0.04		1.12	1.16	(0.13)	—	—	(0.13)	—	10.41	3,063	12.50	1.20	1.31	0.43		25

Moderate Allocation Strategy(i)
I Shares
Year Ended March 31, 2015	11.18	0.13		0.61	0.74	(0.26)	—	(0.59)	(0.85)	—	11.07	94,978	6.77	0.50	0.52	1.18		18
Year Ended March 31, 2014	11.11	0.16		1.09	1.25	(0.31)	—	(0.87)	(1.18)	—	11.18	109,457	11.56	0.50	0.54	1.44		18
Year Ended March 31, 2013	10.77	0.15		0.54	0.69	(0.18)	—	(0.17)	(0.35)	—	11.11	139,912	6.60	0.40	0.43	1.37		29
Year Ended March 31, 2012	10.60	0.20		0.27	0.47	(0.28)	—	(0.02)	(0.30)	—	10.77	133,382	4.63	0.20	0.22	1.96		38
Year Ended March 31, 2011	9.84	0.20		0.90	1.10	(0.34)	—	—	(0.34)	—	10.60	122,804	11.45	0.20	0.23	2.00		33
A Shares
Year Ended March 31, 2015	11.15	0.11		0.62	0.73	(0.25)	—	(0.59)	(0.84)	—	11.04	17,295	6.65	0.67	0.67	1.00		18
Year Ended March 31, 2014	11.08	0.15		1.09	1.24	(0.30)	—	(0.87)	(1.17)	—	11.15	20,171	11.48	0.62	0.62	1.32		18
Year Ended March 31, 2013	10.75	0.13		0.54	0.67	(0.17)	—	(0.17)	(0.34)	—	11.08	19,622	6.36	0.58	0.59	1.19		29
Year Ended March 31, 2012	10.58	0.18		0.26	0.44	(0.25)	—	(0.02)	(0.27)	—	10.75	20,366	4.33	0.50	0.52	1.70		38
Year Ended March 31, 2011	9.82	0.18		0.89	1.07	(0.31)	—	—	(0.31)	—	10.58	14,416	11.11	0.50	0.53	1.79		33
C Shares
Year Ended March 31, 2015	11.06	0.05		0.61	0.66	(0.18)	—	(0.59)	(0.77)	—	10.95	13,553	6.07	1.23	1.23	0.47		18
Year Ended March 31, 2014	11.00	0.08		1.08	1.16	(0.23)	—	(0.87)	(1.10)	—	11.06	14,591	10.81	1.21	1.21	0.73		18
Year Ended March 31, 2013	10.69	0.06		0.54	0.60	(0.12)	—	(0.17)	(0.29)	—	11.00	14,106	5.69	1.20	1.21	0.56		29
Year Ended March 31, 2012	10.52	0.10		0.27	0.37	(0.18)	—	(0.02)	(0.20)	—	10.69	15,028	3.60	1.20	1.22	0.95		38
Year Ended March 31, 2011	9.77	0.09		0.90	0.99	(0.24)	—	—	(0.24)	—	10.52	15,252	10.29	1.20	1.23	0.95		33

See Notes to Financial Highlights and Notes to Financial Statements.

53

NOTES TO FINANCIAL HIGHLIGHTS

(a)	Per share data calculated using average shares outstanding method.

(b)	Total return excludes sales charge. Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Not annualized for periods less than one year.

(e)	The amount shown for the net investment income ratio does not represent the actual prorata amount allocated to the share class due to large redemptions during the year.

(f)	Rounds to less than $0.005 per share

(g)	IS Shares commenced operations on August 1, 2014.

(h)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended March 31, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(i)	The Fund and its shareholders indirectly bear a pro rata share of the acquired fund fees and expenses incurred by the underlying investment companies in which the Fund is invested. The expense ratios do not include such acquired fund fees and expenses.

(j)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

54

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2015

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, International Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each, a “Fund” and collectively, the “Funds”), which are each a diversified series of the Trust.

The Aggressive Growth Stock Fund and International Equity Fund offer I Shares and A Shares. Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares. The Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Growth Stock Fund offer I Shares, A Shares, C Shares and IS Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.75%, if redeemed within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I Shares or IS Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The prices are provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”).

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

55

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include less liquid equities and certain equity securities listed or traded on foreign security exchanges which include a fair valuation adjustment factor applied to their equity prices as of the end of the period.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value, and such securities are considered Level 2 in the fair value hierarchy. Certain Funds hold securities or other assets that are denominated in a foreign currency. The Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in other funds including affiliated Funds (See Note 7), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the other funds in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses. Each underlying fund’s accounting policies and investment holdings are outlined in the underlying funds’ financial statements and are available upon request.

56

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2015:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Aggressive Growth Stock Fund
Assets
Common Stocks[1]	$34,738,320	$—	$—	$34,738,320
Money Market Fund	96,182	—	—	96,182

Total Investments	34,834,502	—	—	34,834,502

International Equity Fund
Assets
Common Stocks
Australia	—	217,764	—	217,764
Austria	—	247,566	—	247,566
Belgium	1,232,966	—	—	1,232,966
China	540,334	—	—	540,334
Denmark	673,247	—	—	673,247
France	3,035,325	788,376	—	3,823,701
Germany	1,668,210	502,693	—	2,170,903
India	234,898	—	—	234,898
Japan	3,286,158	1,887,297	—	5,173,455
Netherlands	632,689	—	—	632,689
Norway	358,895	—	—	358,895
Singapore	—	306,429	—	306,429
South Korea	—	243,718	—	243,718
Switzerland	2,138,479	—	—	2,138,479
Taiwan	247,143	—	—	247,143
United Kingdom	584,266	3,070,224	—	3,654,490

Total Common Stocks	14,632,610	7,264,067	—	21,896,677

Preferred Stock
Germany	—	414,071	—	414,071

Total Preferred Stock	—	414,071	—	414,071

Money Market Fund	101,855	—	—	101,855

Total Investments	14,734,465	7,678,138	—	22,412,603

Large Cap Growth Stock Fund
Assets
Common Stocks[1]	291,284,028	—	—	291,284,028
Money Market Fund	1,585,288	—	—	1,585,288

Total Investments	292,869,316	—	—	292,869,316

Large Cap Value Equity Fund
Assets
Common Stocks[1]	2,357,686,999	—	—	2,357,686,999
Money Market Fund	111,391,818	—	—	111,391,818

Total Investments	2,469,078,817	—	—	2,469,078,817

Mid-Cap Value Equity Fund
Assets
Common Stocks[1]	4,087,899,450	—	—	4,087,899,450
Money Market Fund	181,244,897	—	—	181,244,897

Total Investments	4,269,144,347	—	—	4,269,144,347

Small Cap Growth Stock Fund
Assets
Common Stocks[1]	145,476,144	—	—	145,476,144
Money Market Fund	4,082,158	—	—	4,082,158

Total Investments	149,558,302	—	—	149,558,302

57

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Small Cap Value Equity Fund
Assets
Common Stocks[1]	$1,312,499,288	$—	$—	$1,312,499,288
Money Market Fund	6,096,148	—	—	6,096,148

Total Investments	1,318,595,436	—	—	1,318,595,436

Aggressive Growth Allocation Strategy[2]
Assets
Equity Funds	7,169,635	—	—	7,169,635
Fixed Income Funds	943,948	—	—	943,948
Exchange Traded Funds	2,108,633	—	—	2,108,633
Money Market Fund	220,144	—	—	220,144

Total Investments	10,442,360	—	—	10,442,360

Conservative Allocation Strategy[2]
Assets
Equity Funds	19,575,323	—	—	19,575,323
Fixed Income Funds	34,559,984	—	—	34,559,984
Exchange Traded Funds	12,046,680	—	—	12,046,680
Money Market Fund	682,582	—	—	682,582

Total Investments	66,864,569	—	—	66,864,569

Growth Allocation Strategy[2]
Assets
Equity Funds	40,867,283	—	—	40,867,283
Fixed Income Funds	12,440,382	—	—	12,440,382
Exchange Traded Funds	11,425,887	—	—	11,425,887
Money Market Fund	575,949	—	—	575,949

Total Investments	65,309,501	—	—	65,309,501

Moderate Allocation Strategy[2]
Assets
Equity Funds	57,844,604	—	—	57,844,604
Fixed Income Funds	44,701,406	—	—	44,701,406
Exchange Traded Funds	22,277,177	—	—	22,277,177
Money Market Fund	1,136,362	—	—	1,136,362

Total Investments	125,959,549	—	—	125,959,549

[1]	Please see the Schedule of Portfolio Investments for Sector or Country Classification.
[2]	For additional information regarding the investments of the underlying RidgeWorth Funds, please call 1-888-784-3863 or visit www.ridgeworthfunds.com.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the year. As of March 31, 2015, securities valued at $7,678,138 were transferred from Level 1 to Level 2 pursuant to the Pricing and Valuation Procedures for International Equity Fund. The transfers were a result of certain foreign equity securities including a fair valuation adjustment factor applied to their equity prices as of March 31, 2015.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event.

58

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared and paid annually to shareholders of record. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Distributions from Underlying Funds — Distributions received from underlying funds, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the Underlying Fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

(e) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(f) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not hold any forward foreign currency contracts during the year ended March 31, 2015.

(g) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. The Funds did not hold any derivative instruments during the year ended March 31, 2015.

(h) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(i) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of

59

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

In accordance with the exemptive order obtained from the SEC, the Funds pool their money in a joint trading account, as described below. The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report.

The following Funds paid securities lending fees to the lending agent during the fiscal year ended March 31, 2015, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
International Equity Fund	$3,133
Large Cap Growth Stock Fund	8,237
Large Cap Value Equity Fund	348
Mid-Cap Value Equity Fund	53,840
Small Cap Growth Stock Fund	29,111

(j) Real Estate Investment Trusts — Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

(k) Restricted Securities — Certain Funds’ investments are restricted as to resale. All of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments. As of March 31, 2015, the Funds’ did not have any restricted securities.

(l) Foreign Investment Risks — Certain Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there may be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Please refer to each Fund’s prospectus for additional risk that may be associated with the Funds.

For securities subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

60

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

(m) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

(n) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(o) Line of Credit —The Trust entered into a committed unsecured revolving line of credit agreement (“LOC”) with State Street Bank and Trust (“State Street Bank”) for an aggregate amount of $250,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. Each of the Funds in the Trust will pay a commitment fee to State Street Bank in the amount of 0.11% per annum on the daily unused portion of the LOC allocated pro rata to each of the Funds. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the One-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees and interest expense paid to State Street Bank pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. As of March 31, 2015, the Funds had no outstanding borrowings under the LOC.

The following Funds had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.

Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Aggressive Growth Stock Fund	$3,631	$662,733	1.43%	140
International Equity Fund	292	258,363	1.42	29
Large Cap Growth Stock Fund	1,380	1,414,221	1.42	25
Small Cap Growth Stock Fund	280	396,339	1.43	18
Small Cap Value Equity Fund	7,221	2,592,705	1.43	71
Aggressive Growth Allocation Strategy	181	922,508	1.43	5
Conservative Allocation Strategy	14	358,480	1.42	1
Growth Allocation Strategy	50	637,354	1.43	2
Moderate Allocation Strategy	6	154,863	1.42	1

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”) serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money–management holding company with multiple style-focused investment boutiques (“Subadvisers”). The Subadvisers for each of the Funds, other than the Allocation Strategies, which are not subadvised, are as follows: Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund; Certium Asset Management LLC serves as the Subadviser for the International Equity Fund; Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund and Small Cap Growth Stock Fund; and Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund. Zevenbergen Capital Investments LLC is a minority-owned subsidiary of the Investment Adviser. Each of the other Subadvisers is a wholly-owned

61

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

subsidiary of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2015 were as follows:

Fund	Maximum Annual Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived/ Expense Reimbursed	Net Annual Fees Paid*
Aggressive Growth Stock Fund	0.85%	0.85%	(0.02)%	0.83%
International Equity Fund	0.90	0.90	(0.11)	0.79
Large Cap Growth Stock Fund	0.70	0.70	(0.11)	0.59
Large Cap Value Equity Fund	0.70	0.65	(0.12)	0.53
Mid-Cap Value Equity Fund	0.75	0.69	—	0.69
Small Cap Growth Stock Fund	0.85	0.85	(0.05)	0.80
Small Cap Value Equity Fund	0.85	0.81	—	0.81
Aggressive Growth Allocation Strategy	0.10	0.10	(0.54)	—
Conservative Allocation Strategy	0.10	0.10	(0.10)	—
Growth Allocation Strategy	0.10	0.10	(0.16)	—
Moderate Allocation Strategy	0.10	0.10	(0.02)	0.08

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2015, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2014 to March 31, 2015
Fund	I Shares	A Shares	C Shares		IS Shares
Aggressive Growth Stock Fund*	1.30%	1.50%	N/A	%	N/A	%
International Equity Fund	1.37	1.57	N/A		N/A
Large Cap Growth Stock Fund*	0.97	1.25	1.95		0.85
Large Cap Value Equity Fund*	0.97	1.27	1.97		0.85
Mid-Cap Value Equity Fund*	1.15	1.40	2.00		0.95
Small Cap Growth Stock Fund*	1.30	1.55	2.20		1.05
Small Cap Value Equity Fund*	1.30	1.55	2.15		N/A
Aggressive Growth Allocation Strategy	0.50	0.70	1.30		N/A
Conservative Allocation Strategy	0.30	0.60	1.30		N/A
Growth Allocation Strategy	0.50	0.70	1.30		N/A
Moderate Allocation Strategy	0.50	0.70	1.30		N/A

*	For the period April 1, 2014 to July 31, 2014 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares		IS Shares
Aggressive Growth Stock Fund	1.29%	1.50%	N/A	%	N/A	%
Large Cap Growth Stock Fund	0.90	1.20	1.90		N/A
Large Cap Value Equity Fund	0.90	1.20	1.90		N/A
Mid-Cap Value Equity Fund	1.10	1.35	1.95		N/A
Small Cap Growth Stock Fund	1.24	1.52	2.24		N/A
Small Cap Value Equity Fund	1.31	1.55	2.15		N/A

62

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitations identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. Under certain circumstances, the Advisor may choose to voluntarily waive fees. In the event that the Advisor voluntarily waives any fees, these waived fees are not subject to recoupment by the Advisor. During the fiscal year ended March 31, 2015, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2015, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2016	2017	2018
Aggressive Growth Stock Fund	$7,685	$21,142	$10,874
International Equity Fund	—	388	28,095
Large Cap Growth Stock Fund	373	323,087	343,363
Large Cap Value Equity Fund	275,540	3,069,235	2,844,564
Mid-Cap Value Equity Fund	174,546	437,950	26,241
Small Cap Growth Stock Fund	24	78,271	79,058
Small Cap Value Equity Fund	2,051	—	—
Aggressive Growth Allocation Strategy	87,752	84,819	88,191
Conservative Allocation Strategy	65,489	37,397	62,624
Growth Allocation Strategy	86,203	90,194	100,956
Moderate Allocation Strategy	36,646	48,002	21,110

Amounts designated as “—” are $0.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the fiscal year ended March 31, 2015, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A Shares. For the fiscal period ended March 31, 2015, the Distributor did not retain

63

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

any commissions from contingent deferred sales charges assessed on the redemption of Class C Shares. These fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2015, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee
Aggressive Growth Stock Fund	0.30%	N/A	%
International Equity Fund	0.30	N/A
Large Cap Growth Stock Fund	0.30	1.00
Large Cap Value Equity Fund	0.30	1.00
Mid-Cap Value Equity Fund	0.30	1.00
Small Cap Growth Stock Fund	0.30	1.00
Small Cap Value Equity Fund	0.30	1.00
Aggressive Growth Allocation Strategy	0.30	1.00
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

Shareholder Servicing Fees — The Funds have adopted a shareholder services fee for the I Shares and A Shares. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services under each of these Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a fee under the Plan up to an annual rate of 0.40% (except for Conservative Allocation Strategy which may pay 0.20%) of average daily net assets of a Fund’s I Shares or A Shares.

Other Fees —The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2015, the Investment Adviser was paid $1,618,129 for these services. Foreside Compliance Services, LLC (“FCS”) an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Fees paid to FCS pursuant to these agreements are reflected on the Statements of Operations as a component of “Other Fees” as applicable.

Neither FCS nor any of their officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for committee service, paid on a per committee meeting basis. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Aggressive Growth Stock Fund

I Shares
3/31/2015	771,714	—	34,372	(1,537,321)	—	(731,235)	$16,986,444	$—	$705,664	$(32,440,931)	$—	$(14,748,823)
3/31/2014	1,974,875	—	89,126	(1,216,056)	—	847,945	42,048,557	—	1,850,258	(25,164,387)	—	18,734,428

A Shares
3/31/2015	333,753	—	20,893	(818,818)	—	(464,172)	7,023,331	—	414,515	(16,744,116)	—	(9,306,270)
3/31/2014	834,895	—	22,771	(122,112)	—	735,554	17,394,636	—	457,695	(2,446,166)	—	15,406,165

64

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
International Equity Fund

I Shares
3/31/2015	273,200	—	219,862	(834,676)	—	(341,614)	$3,132,311	$—	$2,174,438	$(9,864,306)	$—	$(4,557,557)
3/31/2014	453,732	—	268,683	(21,984,115)	—	(21,261,700)	5,594,420	—	3,230,144	(273,816,068)	—	(264,991,504)

A Shares
3/31/2015	38,135	—	50,709	(79,055)	—	9,789	461,393	—	496,445	(868,448)	—	89,390
3/31/2014	22,485	—	38,365	(68,627)	—	(7,777)	272,452	—	452,044	(841,713)	—	(117,217)

Large Cap Growth Stock Fund

I Shares
3/31/2015	1,145,645	387,177	931,578	(9,541,432)	—	(7,077,032)	11,535,979	3,780,324	8,896,572	(94,908,639)	—	(70,695,764)
3/31/2014	2,462,320	—	1,490,087	(4,756,373)	—	(803,966)	22,297,839	—	14,066,418	(43,898,754)	—	(7,534,497)

A Shares
3/31/2015	244,613	46,639	628,599	(1,075,575)	—	(155,724)	2,079,136	386,118	5,091,651	(9,305,746)	—	(1,748,841)
3/31/2014	695,600	—	730,585	(1,506,025)	—	(79,840)	5,328,647	—	5,939,657	(12,032,098)	—	(763,794)

C Shares
3/31/2015	78,769	2,121,925	628,491	(922,698)	—	1,906,487	499,853	12,809,849	3,714,383	(5,927,526)	—	11,096,559
3/31/2014	65,669	—	673,905	(864,185)	—	(124,611)	408,449	—	4,157,992	(5,416,238)	—	(849,797)

IS Shares*
3/31/2015	5,498,008	—	410,634	(781,632)	—	5,127,010	54,700,339	—	3,925,660	(7,986,961)	—	50,639,038

Large Cap Value Equity Fund

I Shares
3/31/2015	28,004,437	—	10,411,299	(28,071,259)	—	10,344,477	487,222,495	—	171,890,545	(488,874,435)	—	170,238,605
3/31/2014	30,733,352	—	11,529,412	(28,062,279)	—	14,200,485	518,848,982	—	189,197,656	(472,625,865)	—	235,420,773

A Shares
3/31/2015	9,474,829	—	2,094,788	(6,025,065)	—	5,544,552	161,712,009	—	34,354,522	(104,053,220)	—	92,013,311
3/31/2014	7,013,928	—	2,598,639	(5,518,406)	—	4,094,161	118,096,061	—	42,409,786	(93,697,040)	—	66,808,807

C Shares
3/31/2015	195,248	—	97,568	(199,264)	—	93,552	3,295,166	—	1,569,872	(3,367,738)	—	1,497,300
3/31/2014	216,646	—	128,261	(188,024)	—	156,883	3,600,719	—	2,057,309	(3,092,929)	—	2,565,099

IS Shares*
3/31/2015	2,414,485	—	214,418	(373,525)	—	2,255,378	42,229,351	—	3,548,617	(6,471,013)	—	39,306,955

Mid-Cap Value Equity Fund

I Shares
3/31/2015	75,618,560	—	22,344,516	(63,653,637)	—	34,309,439	1,077,018,496	—	299,639,961	(900,329,838)	—	476,328,619
3/31/2014	76,742,793	—	23,200,907	(41,694,723)	—	58,248,977	1,062,753,867	—	309,964,122	(575,839,287)	—	796,878,702

A Shares
3/31/2015	12,357,606	—	4,163,016	(16,948,542)	—	(427,920)	175,172,958	—	55,284,847	(239,822,755)	—	(9,364,950)
3/31/2014	13,538,638	—	5,036,845	(12,586,982)	—	5,988,501	185,519,260	—	66,687,833	(172,965,290)	—	79,241,803

C Shares
3/31/2015	1,386,234	—	465,316	(1,295,312)	—	556,238	19,061,237	—	6,067,724	(17,956,929)	—	7,172,032
3/31/2014	2,024,697	—	529,136	(798,000)	—	1,755,833	27,249,201	—	6,894,640	(10,757,125)	—	23,386,716

IS Shares*
3/31/2015	1,799,875	—	117,344	(216,439)	—	1,700,780	25,429,162	—	1,573,581	(3,067,418)	—	23,935,325

Small Cap Growth Stock Fund

I Shares
3/31/2015	2,194,963	—	1,429,932	(5,242,479)	—	(1,617,584)	33,668,736	—	19,518,572	(80,122,419)	—	(26,935,111)
3/31/2014	3,442,017	—	1,573,451	(4,632,872)	—	382,596	60,665,826	—	26,465,451	(80,961,909)	—	6,169,368

A Shares
3/31/2015	40,353	—	132,617	(136,830)	—	36,140	573,081	—	1,615,276	(1,863,978)	—	324,379
3/31/2014	75,435	—	118,832	(190,425)	—	3,842	1,203,569	—	1,818,135	(3,013,077)	—	8,627

C Shares
3/31/2015	11,684	—	157,551	(112,020)	—	57,215	126,065	—	1,384,870	(1,143,188)	—	367,747
3/31/2014	8,760	—	123,583	(92,768)	—	39,575	109,967	—	1,463,224	(1,181,912)	—	391,279

IS Shares*
3/31/2015	420,184	—	69,231	(69,647)	—	419,768	6,521,289	—	945,691	(1,047,626)	—	6,419,354

65

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Small Cap Value Equity Fund

I Shares
3/31/2015	14,328,910	—	14,400,833	(42,168,204)	—	(13,438,461)	$242,493,484	$—	$213,564,354	$(684,968,801)	$—	$(228,910,963)
3/31/2014	16,438,452	—	3,653,713	(26,098,646)	—	(6,006,481)	274,590,119	—	64,013,049	(443,735,991)	—	(105,132,823)

A Shares
3/31/2015	1,090,425	—	1,826,846	(3,323,691)	—	(406,420)	17,777,258	—	26,525,804	(55,074,476)	—	(10,771,414)
3/31/2014	1,664,349	—	471,572	(2,993,393)	—	(857,472)	26,876,420	—	8,111,045	(49,405,055)	—	(14,417,590)

C Shares
3/31/2015	75,751	—	403,650	(416,076)	—	63,325	1,148,740	—	5,505,787	(6,423,069)	—	231,458
3/31/2014	104,590	—	93,730	(388,356)	—	(190,036)	1,639,182	—	1,531,552	(6,029,056)	—	(2,858,322)

Aggressive Growth Allocation Strategy

I Shares
3/31/2015	201,103	—	181,073	(1,340,171)	—	(957,995)	1,791,606	—	1,414,181	(11,779,778)	—	(8,573,991)
3/31/2014	236,721	—	259,224	(996,358)	—	(500,413)	2,175,408	—	2,250,063	(9,341,843)	—	(4,916,372)

A Shares
3/31/2015	43,270	—	109,095	(75,246)	—	77,119	381,295	—	842,214	(659,540)	—	563,969
3/31/2014	29,169	—	81,687	(39,363)	—	71,493	267,352	—	702,509	(368,235)	—	601,626

C Shares
3/31/2015	10,616	—	15,736	(13,195)	—	13,157	91,828	—	117,703	(113,160)	—	96,371
3/31/2014	3,519	—	12,178	(18,692)	—	(2,995)	31,648	—	102,172	(166,319)	—	(32,499)

Conservative Allocation Strategy

I Shares
3/31/2015	872,470	—	95,184	(705,355)	—	262,299	11,155,782	—	1,189,804	(9,026,545)	—	3,319,041
3/31/2014	768,494	—	106,405	(764,858)	—	110,041	9,667,820	—	1,303,459	(9,694,615)	—	1,276,664

A Shares
3/31/2015	221,379	—	52,208	(232,249)	—	41,338	2,826,361	—	652,605	(2,962,704)	—	516,262
3/31/2014	109,511	—	78,559	(326,814)	—	(138,744)	1,383,058	—	962,342	(4,115,209)	—	(1,769,809)

C Shares
3/31/2015	301,977	—	45,992	(277,773)	—	70,196	3,807,358	—	569,841	(3,509,545)	—	867,654
3/31/2014	381,780	—	68,359	(317,613)	—	132,526	4,775,567	—	830,558	(3,962,163)	—	1,643,962

Growth Allocation Strategy

I Shares
3/31/2015	986,973	—	297,470	(1,295,944)	—	(11,501)	11,440,197	—	3,340,587	(15,079,859)	—	(299,075)
3/31/2014	811,180	—	613,236	(1,659,884)	—	(235,468)	9,429,511	—	6,757,860	(19,430,345)	—	(3,242,974)

A Shares
3/31/2015	33,828	—	50,310	(160,865)	—	(76,727)	386,582	—	562,471	(1,821,475)	—	(872,422)
3/31/2014	53,600	—	113,019	(117,314)	—	49,305	611,939	—	1,240,946	(1,347,615)	—	505,270

C Shares
3/31/2015	23,746	—	15,467	(22,260)	—	16,953	266,165	—	169,832	(251,185)	—	184,812
3/31/2014	37,232	—	32,103	(35,737)	—	33,598	433,209	—	346,712	(407,166)	—	372,755

Moderate Allocation Strategy

I Shares
3/31/2015	1,191,491	—	647,045	(3,055,762)	—	(1,217,226)	13,448,718	—	7,020,433	(34,476,033)	—	(14,006,882)
3/31/2014	1,842,063	—	1,133,107	(5,779,106)	—	(2,803,936)	20,854,281	—	12,294,213	(64,736,798)	—	(31,588,304)

A Shares
3/31/2015	53,654	—	115,957	(412,530)	—	(242,919)	605,069	—	1,254,652	(4,640,926)	—	(2,781,205)
3/31/2014	128,195	—	177,337	(266,651)	—	38,881	1,447,503	—	1,918,786	(3,008,128)	—	358,161

C Shares
3/31/2015	56,352	—	78,989	(216,841)	—	(81,500)	621,754	—	849,127	(2,414,293)	—	(943,412)
3/31/2014	118,735	—	117,312	(198,858)	—	37,189	1,323,537	—	1,262,275	(2,247,999)	—	337,813

*	IS Shares commenced operations on August 1, 2014.

66

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2015 were as follows:

Fund	Purchases	Sales and Maturities
Aggressive Growth Stock Fund	$19,990,170	$45,201,305
International Equity Fund	10,343,848	17,242,932
Large Cap Growth Stock Fund	36,016,876	85,359,998
Large Cap Value Equity Fund	1,715,167,183	1,648,256,245
Mid-Cap Value Equity Fund	3,847,874,920	3,752,973,281
Small Cap Growth Stock Fund	49,650,900	101,969,809
Small Cap Value Equity Fund	151,126,110	626,870,668
Aggressive Growth Allocation Strategy	5,657,480	15,085,570
Conservative Allocation Strategy	15,056,762	10,568,608
Growth Allocation Strategy	15,024,512	16,182,752
Moderate Allocation Strategy	24,198,913	44,323,696

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities) such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2015 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Aggressive Growth Stock Fund	$20,768,411	$15,095,350	$(1,029,259)	$14,066,091
International Equity Fund	17,651,890	5,153,955	(393,242)	4,760,713
Large Cap Growth Stock Fund	161,955,864	131,217,400	(303,948)	130,913,452
Large Cap Value Equity Fund	2,006,829,898	481,639,575	(19,390,656)	462,248,919
Mid-Cap Value Equity Fund	3,767,966,952	597,288,301	(96,110,906)	501,177,395
Small Cap Growth Stock Fund	111,209,970	42,590,529	(4,242,197)	38,348,332
Small Cap Value Equity Fund	978,911,532	406,067,026	(66,383,122)	339,683,904
Aggressive Growth Allocation Strategy	8,164,569	2,291,067	(13,276)	2,277,791
Conservative Allocation Strategy	63,014,078	3,888,733	(38,242)	3,850,491
Growth Allocation Strategy	54,746,381	10,659,107	(95,987)	10,563,120
Moderate Allocation Strategy	108,286,354	17,759,906	(86,711)	17,673,195

67

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Aggressive Growth Stock Fund	$—	$1,294,356	$—	$—	$1,294,356
International Equity Fund	467,780	2,269,103	—	—	2,736,883
Large Cap Growth Stock Fund	2,744,037	19,617,946	—	—	22,361,983
Large Cap Value Equity Fund	88,513,542	126,834,813	—	—	215,348,355
Mid-Cap Value Equity Fund	225,539,947	171,610,800	—	—	397,150,747
Small Cap Growth Stock Fund	2,542,173	21,385,596	—	—	23,927,769
Small Cap Value Equity Fund	25,139,745	227,729,507	—	—	252,869,252
Aggressive Growth Allocation Strategy	337,523	2,101,925	—	—	2,439,448
Conservative Allocation Strategy	1,368,516	1,403,606	—	—	2,772,122
Growth Allocation Strategy	1,301,918	2,801,375	—	—	4,103,293
Moderate Allocation Strategy	2,783,658	6,465,824	—	—	9,249,482

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2015.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2014 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Aggressive Growth Stock Fund	$—	$2,513,163	$—	$—	$2,513,163
International Equity Fund	3,660,540	499,636	—	—	4,160,176
Large Cap Growth Stock Fund	432,260	26,407,308	—	—	26,839,568
Large Cap Value Equity Fund	101,306,533	151,917,675	—	—	253,224,208
Mid-Cap Value Equity Fund	345,522,789	75,524,921	—	—	421,047,710
Small Cap Growth Stock Fund	6,201,414	24,083,579	—	—	30,284,993
Small Cap Value Equity Fund	21,774,230	54,048,842	—	—	75,823,072
Aggressive Growth Allocation Strategy	601,491	2,532,822	—	—	3,134,313
Conservative Allocation Strategy	1,324,040	2,351,459	—	—	3,675,499
Growth Allocation Strategy	1,757,919	6,644,845	—	—	8,402,764
Moderate Allocation Strategy	4,097,522	11,703,412	—	—	15,800,934

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2014.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0

68

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

As of March 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total
Aggressive Growth Stock Fund	$—	$—	$1,440,159	$14,066,091	$(2,094,726)	$13,411,524
International Equity Fund	—	226,300	46,303	4,769,625	(2,473,641)	2,568,587
Large Cap Growth Stock Fund	—	—	16,421,193	130,913,452	(3,285,605)	144,049,040
Large Cap Value Equity Fund	—	7,175,285	63,744,641	462,248,919	(1,991,290)	531,177,555
Mid-Cap Value Equity Fund	—	80,801,841	30,973,935	501,177,395	—	612,953,171
Small Cap Growth Stock Fund	—	—	1,680,322	38,348,332	(350,876)	39,677,778
Small Cap Value Equity Fund	—	8,276,403	62,107,741	339,682,767	—	410,066,911
Aggressive Growth Allocation Strategy	—	38,935	1,273,140	2,277,791	(4,198)	3,585,668
Conservative Allocation Strategy	—	185,505	1,466,886	3,850,491	—	5,502,882
Growth Allocation Strategy	—	157,880	3,282,197	10,563,120	—	14,003,197
Moderate Allocation Strategy	—	364,287	6,385,325	17,673,195	—	24,422,807

**	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital adjustments, forward contracts marked to market and partnership basis adjustments.

The Funds utilize the provisions of the federal income tax laws that provide for the carry forward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2015, the post-enactment accumulated short-term and long-term capital loss carry forwards were as follows:

Fund	Short Term	Long Term	Total
Aggressive Growth Stock Fund*	$363,926	$—	$363,926

*	Of the $1,381,083 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $1,017,157 of capital loss carryforward was utilized. The remaining $363,926 has no expiration date.

As of March 31, 2015, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2017	2018	Total
Aggressive Growth Stock Fund*	$1,600,850	$—	$1,600,850
International Equity Fund**	—	2,473,641	2,473,641
Large Cap Growth Stock Fund***	3,279,747	—	3,279,747

*	Of the $1,787,246 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $186,396 was written off as capital loss carryforward lost unused. The remaining $1,600,850 will expire in 2017.
**	Of the $3,298,188 of remaining capital loss carryforwards subject to limitations due to an ownership change on May 22, 2013, $824,547 was utilized, and the remaining $2,473,641, will expire in 2018.
***	Of the $4,919,621 of remaining capital loss carryforwards acquired on March 1, 2013, in the merger with the RidgeWorth Large Cap Core Growth Stock Fund and subject to limitations as a result of this acquisition, $1,639,874 was utilized, and the remaining $3,279,747, will expire in 2017.

69

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

During the fiscal year ended March 31, 2015, the following Funds utilized capital loss carry forwards as follows:

Fund	Amount
Aggressive Growth Stock Fund	$1,017,157
International Equity Fund	824,547
Large Cap Growth Stock Fund	1,639,874

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next fiscal year. During the fiscal year ended March 31, 2015, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
Large Cap Value Equity Fund	$1,991,290	$—	$1,991,290

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses, between November 1 and March 31, and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31 as occurring on the first day of the following tax year. For the fiscal year ended March 31, 2015, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2015.

7.	Investments in Affiliated Issuers

Affiliated holdings are holdings in mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated investments listed beneath its name below. Investments in affiliated issuers as of March 31, 2015 were as follows:

Name of Affiliated Issuer	Share Balance at March 31, 2014	Purchases	Sales	Share Balance at March 31, 2015	Value at March 31, 2015	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Aggressive Growth Allocation Strategy
RidgeWorth Corporate Bond Fund — I Shares	485	8,604	2,076	7,013	$62,768	$239	$5	$(173)
RidgeWorth High Income Fund — I Shares	18,815	1,354	20,169	—	—	2,349	—	154
RidgeWorth High Income Fund — IS Shares*	—	21,303	15,617	5,686	37,983	3,376	2,502	(1,143)
RidgeWorth Intermediate Bond Fund — I Shares	151	1	122	30	302	10	1	(55)
RidgeWorth International Equity Fund — I Shares	101,668	12,787	61,213	53,242	556,379	13,794	65,926	37,202
RidgeWorth International Equity Index Fund — I Shares	5,009	—	5,009	—	—	—	—	(5,703)
RidgeWorth Large Cap Growth Stock Fund — I Shares	561,107	5,115	566,222	—	—	—	—	(32,372)
RidgeWorth Large Cap Growth Stock Fund — IS Shares*	—	574,504	285,007	289,497	2,990,509	—	309,280	56,119
RidgeWorth Large Cap Value Equity Fund — I Shares	235,151	792	235,943	—	—	—	—	56,634
RidgeWorth Large Cap Value Equity Fund — IS Shares*	—	244,903	125,725	119,178	1,985,507	34,413	237,419	777,398
RidgeWorth Mid-Cap Value Equity Fund — I Shares	121,106	2,647	123,753	—	—	—	—	29,572
RidgeWorth Mid-Cap Value Equity Fund — IS Shares*	—	124,642	59,661	64,981	894,143	10,578	103,961	257,417
RidgeWorth Seix Floating Rate High Income Fund — I Shares	15,129	3,612	18,741	—	—	4,320	—	(795)

70

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

Name of Affiliated Issuer	Share Balance at March 31, 2014	Purchases	Sales	Share Balance at March 31, 2015	Value at March 31, 2015	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares*	—	10,527	4,818	5,709	$50,581	$505	$—	$158
RidgeWorth Seix High Yield Fund — I Shares	14,725	4,045	14,423	4,347	37,951	5,884	6,937	(7,160)
RidgeWorth Select Large Cap Growth Stock Fund — I Shares	2,832	285	3,117	—	—	795	5,325	19,016
RidgeWorth Small Cap Growth Stock Fund — I Shares	43,703	860	44,563	—	—	—	—	(900)
RidgeWorth Small Cap Growth Stock Fund — IS Shares*	—	47,498	21,507	25,991	385,969	—	74,940	59,910
RidgeWorth Small Cap Value Equity Fund — I Shares	38,938	6,470	22,500	22,908	357,128	4,082	73,995	131,669
RidgeWorth Total Return Bond Fund — I Shares	147,878	7,887	155,765	—	—	13,266	—	(4,200)
RidgeWorth Total Return Bond Fund — IS Shares*	—	173,661	108,208	65,453	703,617	18,034	—	(26,780)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund — I Shares	8,213	6,412	9,611	5,014	50,746	634	—	(420)

Total					$8,113,583	$112,279	$880,291	$1,345,548

Conservative Allocation Strategy
RidgeWorth Corporate Bond Fund — I Shares	10,004	236,855	8,963	237,896	$2,129,172	$6,809	$186	$(2,877)
RidgeWorth High Income Fund — I Shares	303,026	6,488	309,514	—	—	36,378	—	5,073
RidgeWorth High Income Fund — IS Shares*	—	311,149	118,049	193,100	1,289,910	73,629	59,864	(33,183)
RidgeWorth Intermediate Bond Fund — I Shares	1,337	17	508	846	8,391	135	34	(225)
RidgeWorth International Equity Fund — I Shares	116,873	32,434	9,233	140,074	1,463,777	26,693	127,574	(373)
RidgeWorth International Equity Index Fund — I Shares	8,364	779	9,143	—	—	—	—	(9,846)
RidgeWorth Large Cap Growth Stock Fund — I Shares	714,697	15,022	729,719	—	—	—	—	(40,271)
RidgeWorth Large Cap Growth Stock Fund — IS Shares*	—	835,334	34,850	800,484	8,268,996	—	579,872	(63,897)
RidgeWorth Large Cap Value Equity Fund — I Shares	299,976	5,197	305,173	—	—	—	—	2,198
RidgeWorth Large Cap Value Equity Fund — IS Shares*	—	351,464	15,404	336,060	5,598,767	63,581	438,653	(7,617)
RidgeWorth Mid-Cap Value Equity Fund — I Shares	153,775	2,880	156,655	—	—	—	—	1,169
RidgeWorth Mid-Cap Value Equity Fund — IS Shares*	—	180,107	9,376	170,731	2,349,261	20,462	201,098	(2,734)
RidgeWorth Seix Floating Rate High Income Fund — I Shares	237,199	26,641	263,840	—	—	79,082	—	(6,893)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares*	—	244,232	50,505	193,727	1,716,422	15,350	—	(9,359)
RidgeWorth Seix High Yield Fund — I Shares	233,435	48,662	134,462	147,635	1,288,849	112,538	165,790	(83,207)
RidgeWorth Select Large Cap Growth Stock Fund — I Shares	3,818	505	4,323	—	—	1,405	9,413	22,989
RidgeWorth Small Cap Growth Stock Fund — I Shares	54,754	1,107	55,861	—	—	—	—	(1,464)

71

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

Name of Affiliated Issuer	Share Balance at March 31, 2014	Purchases	Sales	Share Balance at March 31, 2015	Value at March 31, 2015	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Small Cap Growth Stock Fund — IS Shares*	—	68,707	3,494	65,213	$968,416	$—	$139,345	$(5,727)
RidgeWorth Small Cap Value Equity Fund — I Shares	49,273	14,714	4,583	59,404	926,106	7,712	139,801	(914)
RidgeWorth Total Return Bond Fund — I Shares	2,436,650	20,118	2,456,768	—	—	212,556	—	(45,240)
RidgeWorth Total Return Bond Fund — IS Shares*	—	2,606,794	150,577	2,456,217	26,404,329	396,566	—	(43,265)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund — I Shares	129,608	69,291	28,651	170,248	1,722,911	12,656	—	96

Total					$54,135,307	$1,065,552	$1,861,630	$(325,567)

Growth Allocation Strategy
RidgeWorth Corporate Bond Fund — I Shares	1,253	86,977	2,403	85,827	$768,151	$2,303	$62	$(426)
RidgeWorth High Income Fund —I Shares	118,209	3,188	121,397	—	—	14,267	—	1,495
RidgeWorth High Income Fund — IS Shares*	—	120,882	51,439	69,443	463,880	26,977	21,746	(6,399)
RidgeWorth Intermediate Bond Fund — I Shares	163	115	—	278	2,756	23	7	—
RidgeWorth International Equity Fund — I Shares	284,177	67,951	58,439	293,689	3,069,053	57,107	272,934	(7,477)
RidgeWorth International Equity Index Fund —I Shares	7,110	1,947	9,057	—	—	—	—	(9,487)
RidgeWorth Large Cap Growth Stock Fund — I Shares	1,633,141	27,771	1,660,912	—	—	—	—	(93,825)
RidgeWorth Large Cap Growth Stock Fund —IS Shares*	—	1,807,527	137,077	1,670,450	17,255,753	—	1,237,064	(123,241)
RidgeWorth Large Cap Value Equity Fund —I Shares	692,219	10,176	702,395	—	—	—	—	29,409
RidgeWorth Large Cap Value Equity Fund — IS Shares*	—	771,724	72,224	699,500	11,653,665	135,489	934,753	22,425
RidgeWorth Mid-Cap Value Equity Fund —I Shares	358,553	4,108	362,661	—	—	—	—	16,356
RidgeWorth Mid-Cap Value Equity Fund —IS Shares*	—	399,136	41,076	358,060	4,926,899	43,791	430,379	58,806
RidgeWorth Seix Floating Rate High Income Fund — I Shares	98,806	9,383	108,189	—	—	30,093	—	(4,035)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares*	—	90,672	20,959	69,713	617,656	5,469	—	(3,832)
RidgeWorth Seix High Yield Fund — I Shares	87,054	20,927	54,867	53,114	463,685	41,617	60,241	31,722
RidgeWorth Select Large Cap Growth Stock Fund — I Shares	16,475	1,072	17,547	—	—	2,885	19,327	140,508
RidgeWorth Small Cap Growth Stock Fund — I Shares	127,507	1,919	129,426	—	—	—	—	(5,018)
RidgeWorth Small Cap Growth Stock Fund — IS Shares*	—	151,800	15,365	136,435	2,026,064	—	297,629	(15,695)
RidgeWorth Small Cap Value Equity Fund — I Shares	114,855	28,951	19,634	124,172	1,935,849	16,475	298,641	60,991
RidgeWorth Total Return Bond Fund — I Shares	939,499	8,285	947,784	—	—	81,535	—	(19,133)

72

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

Name of Affiliated Issuer	Share Balance at March 31, 2014	Purchases	Sales	Share Balance at March 31, 2015	Value at March 31, 2015	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Total Return Bond Fund — IS Shares*	—	1,012,641	128,586	884,055	$9,503,592	$144,850	$—	$(25,696)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund — I Shares	51,162	23,962	13,794	61,330	620,662	4,734	—	(17)

Total					$53,307,665	$607,615	$3,572,783	$47,431

Moderate Allocation Strategy
RidgeWorth Corporate Bond Fund — I Shares	3,590	307,463	3,405	307,648	$2,753,454	$8,194	$175	$(951)
RidgeWorth High Income Fund — I Shares	522,306	7,787	530,093	—	—	56,751	—	48,669
RidgeWorth High Income Fund — IS Shares*	—	436,859	187,436	249,423	1,666,148	101,592	81,915	(17,941)
RidgeWorth Intermediate Bond Fund — I Shares	1,353	24	—	1,377	13,661	182	56	—
RidgeWorth International Equity Fund — I Shares	453,632	69,235	108,733	414,134	4,327,695	83,294	398,087	38,299
RidgeWorth International Equity Index Fund — I Shares	13,499	—	13,499	—	—	—	—	(12,069)
RidgeWorth Large Cap Growth Stock Fund — I Shares	2,674,912	35,745	2,710,657	—	—	—	—	(378,874)
RidgeWorth Large Cap Growth Stock Fund — IS Shares*	—	2,690,951	324,373	2,366,578	24,446,752	—	1,799,209	(162,746)
RidgeWorth Large Cap Value Equity Fund — I Shares	1,113,327	12,259	1,125,586	—	—	—	—	534,288
RidgeWorth Large Cap Value Equity Fund — IS Shares*	—	1,130,223	135,304	994,919	16,575,350	197,193	1,360,453	293,232
RidgeWorth Mid-Cap Value Equity Fund — I Shares	574,336	5,817	580,153	—	—	—	—	227,510
RidgeWorth Mid-Cap Value Equity Fund — IS Shares*	—	588,059	82,550	505,509	6,955,808	63,869	627,701	191,793
RidgeWorth Seix Floating Rate High Income Fund — I Shares	390,746	18,553	409,299	—	—	114,759	—	(22,728)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares*	—	330,621	80,206	250,415	2,218,676	20,020	—	(14,757)
RidgeWorth Seix High Yield Fund — I Shares	401,805	50,345	261,445	190,705	1,664,853	162,319	226,766	267,712
RidgeWorth Select Large Cap Growth Stock Fund — I Shares	7,493	1,560	9,053	—	—	4,340	29,077	36,789
RidgeWorth Small Cap Growth Stock Fund — I Shares	201,617	1,998	203,615	—	—	—	—	24,013
RidgeWorth Small Cap Growth Stock Fund — IS Shares*	—	221,183	29,054	192,129	2,853,111	—	433,298	30,500
RidgeWorth Small Cap Value Equity Fund — I Shares	179,927	37,319	44,963	172,283	2,685,888	23,722	430,014	211,370
RidgeWorth Total Return Bond Fund — I Shares	3,636,736	41,909	3,678,645	—	—	309,908	—	(109,779)
RidgeWorth Total Return Bond Fund — IS Shares*	—	3,680,538	503,137	3,177,401	34,157,058	543,887	—	(91,018)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund — I Shares	214,411	79,571	73,868	220,114	2,227,556	17,852	—	411

Total					$102,546,010	$1,707,882	$5,386,751	$1,093,723

*	IS Shares commenced operations on August 1, 2014 (February 2, 2015 for Seix Floating Rate High Income Fund).

73

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2015

8.	Reorganizations

On November 18, 2014, the Board approved the reorganization of the RidgeWorth Select Large Cap Growth Fund (the “Target Fund”) into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. On January 26, 2015 the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	180,651	387,177	$3,780,324
A Shares	19,446	46,639	386,118
C Shares	864,356	2,121,925	12,809,849

The appreciation (depreciation) of the acquired fund was $5,729,275 as of the date of the merger.

The combined net assets of the Acquiring Fund immediately after the reorganization were $287,227,781.

Assuming the acquisition had been completed on April 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2015 were as follows:

Net Investment Income (Loss)	$(645,883)
Net Realized and Unrealized Gains/Losses on Investments	$40,828,634
Net Increase/Decrease in Net Assets resulting from Operations	$40,182,751

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2015.

9.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued. Management has determined, except as set forth below, that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Effective April 1, 2015, Funds participating in securities lending will no longer utilize the joint trading account for management of the cash collateral, and instead will sweep cash collateral from each participating fund directly into a government money market fund provided through the lending agent.

On May 21, 2015, the Board approved a change in the LOC from a dedicated aggregate amount of $250,000,000 to a syndicated aggregate amount of $200,000,000.

74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2015

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, International Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy (eleven of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 22, 2015

Boston, Massachusetts

75

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

The following Funds have designated long term capital gain distributions as follows:

Fund	Amount
Aggressive Growth Stock Fund	$1,294,356
International Equity Fund	2,269,103
Large Cap Growth Stock Fund	19,617,946
Large Cap Value Equity Fund	126,834,813
Mid-Cap Value Equity Fund	171,610,800
Small Cap Growth Stock Fund	21,385,596
Small Cap Value Equity Fund	227,729,507
Aggressive Growth Allocation Strategy Fund	2,101,925
Conservative Allocation Strategy	1,403,606
Growth Allocation Strategy Fund	2,801,375
Moderate Allocation Strategy	6,465,824

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the year ended March 31, 2015 qualify for the corporate dividends received deductions:

Fund	Dividend Received Deduction
Large Cap Growth Stock Fund	93.66%
Large Cap Value Equity Fund	61.02
Mid-Cap Value Equity Fund	23.01
Small Cap Value Equity Fund	100.00
Small Cap Growth Stock Fund	6.69
Aggressive Growth Allocation Strategy Fund	17.03
Conservative Allocation Strategy Fund	7.49
Growth Allocation Strategy Fund	13.98
Moderate Allocation Strategy Fund	11.46

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the year ended March 31, 2015 the following funds elected to pass through foreign taxes as follows:

Fund	Amount
International Equity Fund	$61,086
Aggressive Growth Allocation Strategy Fund	3,877
Conservative Allocation Strategy Fund	7,089
Growth Allocation Strategy Fund	15,267
Moderate Allocation Strategy Fund	22,569

76

OTHER FEDERAL TAX INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

For the year ended March 31, 2015, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Equity Fund	97.07%
Large Cap Growth Stock Fund	98.60
Large Cap Value Equity Fund	63.75
Mid-Cap Value Equity Fund	26.00
Small Cap Growth Stock Fund	6.69
Small Cap Value Equity Fund	100.00
Aggressive Growth Allocation Strategy Fund	26.57
Conservative Allocation Strategy Fund	11.85
Growth Allocation Strategy Fund	24.20
Moderate Allocation Strategy Fund	17.80

The following RidgeWorth Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries for the year ended March 31, 2015.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$994,797	$61,086
Aggressive Growth Allocation Strategy Fund	52,487	3,877
Conservative Allocation Strategy Fund	97,467	7,089
Growth Allocation Strategy Fund	209,387	15,267
Moderate Allocation Strategy Fund	309,173	22,569

77

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Funds’ Statement of Additional Information includes more information about the Trustees and is available without charge, upon request, by calling 1-888-784-3863 and on the Funds’ website at www.ridgeworth.com.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen (August 1953)	Independent Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	30	Synovus Financial Corp.: Krispy Kreme Doughnuts, Inc.
Jeffrey M. Biggar (February 1950)	Independent Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	30	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn (December 1942)	Independent Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	30	Genuine Parts Company; Oxford Industries; Acuity Brands, Inc.; SUSA Registered Fund LLC; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
Sidney E. Harris (July 1949)	Independent Trustee	Indefinite; since 2004	Adjunct Professor (since May 2014), Professor (1997-April 2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	30	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Warren Y. Jobe** (November 1940)	Independent Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	30	WellPoint (thru May 2014); UNS Energy (thru 2013)
Connie D. McDaniel (April 1958)	Independent Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	30	Total System Services, Inc.
Ashi S. Parikh* (February 1966)	Interested Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	30	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

**	Effective May 12, 2015, Mr. Jobe resigned as an Independent Trustee of the Trust.

78

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS   (concluded)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
Joseph M. O’Donnell (November 1954)	Executive Vice President and Chief Compliance Officer	One year; since 2011	Managing Director, RidgeWorth Investments (since 2011); Executive Vice President and Chief Compliance Officer, ING Funds (2004–2011); Senior Vice President and Chief Compliance Officer, ING Investments, LLC (2006–2008 and October 2009–2011); and Senior Vice President and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006–2008 and 2009–2011).
Denise R. Lewis (October 1963)	Treasurer and Chief Financial Officer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006–2012).
Benjamin H. Lowe (March 1978)	Assistant Treasurer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).
James Bacik State Street Bank and Trust Company 1 Iron Street Boston, MA 02110 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Director, Foreside Compliance Services, LLC (October 2008 – present).
Karen Jacoppo-Wood State Street Bank and Trust Company 100 Huntington Avenue Tower 2, Third Floor, CPH0326 Boston, MA 02116 (December 1966)	Secretary and Chief Legal Officer	One year; since November 2014	Vice President and Senior Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc/RMR Funds (2007-2014)
Timothy J. Burdick State Street Bank and Trust Company 100 Huntington Avenue Tower 2, Third Floor, CPH0326 Boston, MA 02116 (October 1986)	Assistant Secretary	One year; since May 2014	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (since 2011); Student Northeastern University School of Law (2008–2011).*
*	During the period indicated the officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

79

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period* 10/01/14-03/31/15	Expense Ratio During Period** 10/01/14-03/31/15
Aggressive Growth Stock Fund	I Shares	$1,000.00	$996.30	$6.52	1.31%
	A Shares	1,000.00	995.20	7.41	1.49
International Equity Fund	I Shares	1,000.00	1,014.30	6.88	1.37
	A Shares	1,000.00	1,013.60	7.88	1.57
Large Cap Growth Stock Fund	I Shares	1,000.00	1,101.50	5.08	0.97
	A Shares	1,000.00	1,100.80	6.08	1.16
	C Shares	1,000.00	1,098.50	9.63	1.84
	IS Shares	1,000.00	1,151.40	4.56	0.85
Large Cap Value Equity Fund	I Shares	1,000.00	1,027.80	4.90	0.97
	A Shares	1,000.00	1,026.00	6.41	1.27
	C Shares	1,000.00	1,024.20	8.63	1.71
	IS Shares	1,000.00	1,029.10	3.59	0.71
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,052.30	5.68	1.11
	A Shares	1,000.00	1,051.10	7.16	1.40
	C Shares	1,000.00	1,049.20	8.94	1.75
	IS Shares	1,000.00	1,079.80	3.89	0.75
Small Cap Growth Stock Fund	I Shares	1,000.00	1,143.00	6.95	1.30
	A Shares	1,000.00	1,142.90	7.05	1.32
	C Shares	1,000.00	1,139.60	10.46	1.96
	IS Shares	1,000.00	1,044.40	4.89	0.96
Small Cap Value Equity Fund	I Shares	1,000.00	1,124.70	6.36	1.20
	A Shares	1,000.00	1,123.40	8.05	1.52
	C Shares	1,000.00	1,121.40	10.05	1.90
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,056.70	2.56	0.50
	A Shares	1,000.00	1,055.50	3.59	0.70
	C Shares	1,000.00	1,051.90	6.65	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,041.00	1.53	0.30
	A Shares	1,000.00	1,038.80	3.05	0.60
	C Shares	1,000.00	1,035.40	6.60	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,053.20	2.56	0.50
	A Shares	1,000.00	1,053.40	3.48	0.68
	C Shares	1,000.00	1,049.10	6.69	1.31
Moderate Allocation Strategy	I Shares	1,000.00	1,047.10	2.55	0.50
	A Shares	1,000.00	1,045.90	3.52	0.69
	C Shares	1,000.00	1,042.80	6.26	1.23

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

80

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class		Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period* 10/01/14-03/31/15	Expense Ratio During Period** 10/01/14-03/31/15
Aggressive Growth Stock Fund	I Shares		$1,000.00	$1,018.40	$6.59	1.31%
	A Shares		1,000.00	1,017.50	7.49	1.49
International Equity Fund	I Shares		1,000.00	1,018.10	6.89	1.37
	A Shares		1,000.00	1,017.10	7.90	1.57
Large Cap Growth Stock Fund	I Shares		1,000.00	1,020.10	4.89	0.97
	A Shares		1,000.00	1,019.10	5.84	1.16
	C Shares		1,000.00	1,015.80	9.25	1.84
	IS Shares	***	1,000.00	1,020.69	4.28	0.85
Large Cap Value Equity Fund	I Shares		1,000.00	1,020.10	4.89	0.97
	A Shares		1,000.00	1,018.60	6.39	1.27
	C Shares		1,000.00	1,016.40	8.60	1.71
	IS Shares	***	1,000.00	1,021.39	3.58	0.71
Mid-Cap Value Equity Fund	I Shares		1,000.00	1,019.40	5.59	1.11
	A Shares		1,000.00	1,018.00	7.04	1.40
	C Shares		1,000.00	1,016.20	8.80	1.75
	IS Shares	***	1,000.00	1,021.19	3.78	0.75
Small Cap Growth Stock Fund	I Shares		1,000.00	1,018.40	6.54	1.30
	A Shares		1,000.00	1,018.30	6.64	1.32
	C Shares		1,000.00	1,015.20	9.85	1.96
	IS Shares	***	1,000.00	1,020.14	4.84	0.96
Small Cap Value Equity Fund	I Shares		1,000.00	1,018.90	6.04	1.20
	A Shares		1,000.00	1,017.40	7.65	1.52
	C Shares		1,000.00	1,015.50	9.55	1.90
Aggressive Growth Allocation Strategy	I Shares		1,000.00	1,022.40	2.52	0.50
	A Shares		1,000.00	1,021.40	3.53	0.70
	C Shares		1,000.00	1,018.40	6.54	1.30
Conservative Allocation Strategy	I Shares		1,000.00	1,023.40	1.51	0.30
	A Shares		1,000.00	1,021.90	3.02	0.60
	C Shares		1,000.00	1,018.40	6.54	1.30
Growth Allocation Strategy	I Shares		1,000.00	1,022.40	2.52	0.50
	A Shares		1,000.00	1,021.50	3.43	0.68
	C Shares		1,000.00	1,018.40	6.59	1.31
Moderate Allocation Strategy	I Shares		1,000.00	1,022.40	2.52	0.50
	A Shares		1,000.00	1,021.50	3.48	0.69
	C Shares		1,000.00	1,018.80	6.19	1.23

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	IS Shares Commenced operations on August 1, 2014. Expenses (hypothetical expenses if IS Shares had been in existence from April 1, 2014) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

81

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

82

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Ceredex Value Advisors LLC

301 East Pine Street, Suite 500

Orlando, Florida 32801

www.ceredexvalue.com

Certium Asset Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.certiumllc.com

Silvant Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.silvantcapital.com

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, Washington 98101

www.zci.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in a Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

RFAR-EQ-0315

2015 ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2015

RidgeWorth Investments is the trade name of RidgeWorth Capital Management, LLC.

Collective Strength. Individual Insight. is a federally registered service mark of RidgeWorth Investments.

RIDGEWORTH FUNDS    March 31, 2015

[THIS PAGE INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2015

Dear Valued Shareholder,

We sincerely thank you for your continued business and support. Our primary objective is to help you achieve your investment goals, and we’re grateful you have placed your confidence in us. We aim to earn your trust through competitive investment performance and excellent client service. We hope we have met your expectations in both of these measures, and we look forward to continuing to serve as your asset manager in the months and years to come.

The 12 months through March 31, 2015 marked the sixth year of continued recovery in the U.S. economy since the Great Recession bottomed out in March of 2009. For the consumer, job gains continued, the unemployment rate fell, inflation-adjusted disposable income rose, auto and home sales increased, and confidence improved. On the business side, profits continued to rise and margins held near cycle highs. Outside the private sector, federal, state and local spending increased, so that all segments of the economy participated in the expansion. Inflation and interest rates remained low. Not surprisingly, all this was positive for the U.S. equity market.

However, while progress has been steady, it has also been measured, and in some cases slower than normal. The economy faces a lingering headwind from excess leverage built up during the economic expansion in the 2000s, which sidelined many consumers. This was compounded by subsequent tighter lending standards. In addition, the growth rate of the labor force slowed to the lowest level in decades. These factors helped contribute to this relatively muted recovery.

Outside the U.S., growth either remained sluggish or slowed significantly from previous levels. The European Union (EU) economy in particular struggled, while growth in China continued to slow as the leadership moved to reorient activity away from exports in favor of internal consumption. The encouraging news was that global central banks began taking measures to jumpstart growth through aggressive stimulus measures. Moreover, the relative strength in the U.S. pushed up the value of the dollar, which, while a headwind for domestic producers, became a tailwind for our trading partners.

Looking ahead, we believe the downside risks to the U.S. economy remain muted despite the recent headwinds mentioned and lowered growth forecasts. We expect additional employment and income growth, and prospects outside the domestic economy have also improved. While unexpected events have the potential to derail the current recovery / expansion and increase market volatility, we are encouraged by the resiliency of the U.S. economy and its trading partners in overcoming the challenges of recent years

We continue to believe the markets will offer opportunities to investors, but they will be more selective and company-specific, an environment that fits well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to thank you again for the trust and confidence you have placed in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chief Executive Officer, Chief Investment Officer

RidgeWorth Investments

CORE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Core Bond Fund returned 5.80% (I Shares), outperforming the 5.72% return for the Barclays Capital U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Bond yields fell during the 12-month period ended March 31, 2015, pushing bond prices higher. Investors favored the relative safety of U.S. Treasury and corporate debt in the wake of factors such as sluggish and uneven global economic growth, a strengthening U.S. dollar, rising geo-political tensions in Ukraine and elsewhere, falling oil prices, and near-zero (or even negative) bond yields in foreign markets.

The Fund’s investments in high-quality corporate bonds as well as the securitized sector were positive contributors to performance. The Fund’s relatively consistent allocation to agency commercial mortgage-backed securities and well-structured collateralized mortgage obligations was a positive contributor during a period of increased volatility and low interest rates.

The Fund maintained a modest overweight to investment-grade corporate securities, emphasizing the transportation, banking and communications sectors and underweighting the electric, consumer non-cyclical and technology sectors. While investment grade credit spreads widened modestly over the period, they ended near historical averages. Security selection within the corporate and mortgage-related sectors also was a positive contributor to relative performance, while the Fund’s allocation to the energy sector in the second half of 2014 modestly detracted from performance.

How do you plan to position the Fund, based on market conditions?

We will maintain the Fund’s neutral duration relative to the index and position the Fund cautiously, with only a modest overweight to corporate bonds relative to the index. While valuations of corporate bonds have improved recently, fundamental and technical conditions have simultaneously deteriorated. We believe there will be an opportunity in the future to add to the Fund’s corporate allocation at more attractive levels, given the high level of complacency among investors.

The Fund remains overweight in the securitized asset class, with an overweight position in commercial mortgage-backed securities and asset-backed securities, and an underweight position in residential mortgage-backed securities. The overall broad forward mortgage market continues to be dominated by reinvestment activity from the Federal Reserve’s quantitative easing efforts, and therefore offers little value at present. We also have recently opportunistically added to the Fund’s energy allocation. Given the approximately 50% decline in oil prices since mid-year 2014, that sector offers relative value going forward.

CORE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government- Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid ARM passthroughs), Asset-Backed Securities and Commercial Mortgage Backed Securities sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Core Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	5.58%	2.68%	4.15%	5.03%
	with sales charge*	0.57%	1.03%	3.14%	4.53%
R Shares^		5.37%	2.54%	3.94%	4.60%
I Shares		5.80%	2.95%	4.45%	5.34%
Barclays Capital U.S. Aggregate Bond Index		5.72%	3.10%	4.41%	4.93%

Prospectus Expense Ratio[1]					Gross
A Shares					0.71%
R Shares					0.85%
I Shares					0.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

CORPORATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Corporate Bond Fund (I Shares) delivered a 6.73% return, versus 6.81% for the Barclays Capital U.S. Corporate Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Interest rates and bond yields fell during the 12 months through March 31, 2015. Bond prices, which move inversely to bond yields, rose in that environment. The bond market rally during the period was fueled in large part by sluggish and uneven economic growth in Europe and Asia, which drove demand for the relatively attractive yields and relative safety offered by U.S. bonds. Other factors that boosted demand for U.S. fixed income securities included a strengthening U.S. dollar, strong economic growth in the U.S. relative to other countries, rising geopolitical tensions in the Middle East and elsewhere, falling oil prices that helped to dampen inflation expectations, and extremely low (even negative) yields on non-U.S. sovereign debt.

Corporate bonds performed well as interest rates declined. The yield advantage available from corporate bonds relative to Treasury bonds increased modestly, and ended the period near its historical average. We added to the Fund’s energy allocation, given the approximate 50% decline in oil prices since mid-year 2014, and the Fund ended the period with overweight allocations to the transportation, energy and communication sectors, and underweight positions in electric, consumer non-cyclical and technology. While the Fund’s allocation to the energy sector in the second half of 2014 was a modest detractor to performance (due in part to the sharp drop in oil prices), security selection within the broader corporate allocation was a positive contributor to performance for the Fund relative to the index.

How do you plan to position the Fund, based on market conditions?

We will maintain the Fund’s current positioning for the foreseeable future. Credit valuations have improved recently, but fundamental and technical conditions have deteriorated. Thus, we will continue to remain cautiously positioned, with overweight positions in sectors such as transportation, energy and communication. We also will maintain the Fund’s relatively neutral duration compared to the index.

CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate Index, which covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. The Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Corporate Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.40%	4.40%	5.71%	5.23%
	with sales charge*	1.36%	2.72%	4.69%	4.72%
C Shares	without CDSC	5.69%	3.73%	5.01%	4.52%
	with CDSC*	4.69%	3.73%	5.01%	4.52%
I Shares		6.73%	4.75%	6.03%	5.55%
Barclays Capital U.S. Corporate Index		6.81%	5.21%	6.50%	5.90%

Prospectus Expense Ratio[1]					Gross
A Shares					1.02%
C Shares					1.72%
I Shares					0.74%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.95%, 1.65% and 0.70% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

GEORGIA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Georgia Tax-Exempt Bond Fund (I Shares) posted a total return of 7.00%. That compared to 12-month returns of 6.76% and 6.62% for the Lipper Other States Municipal Debt Fund and the Barclays U.S. Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Municipal (Muni) bonds benefited as investors shifted assets into fixed income investments during the 12-month period. Investors were attracted to muni bonds due to several factors, including these bonds’ tax-advantaged yields in the wake of higher U.S. tax rates. A general improvement in state and municipal budgets also helped attract investors to the muni bond sector, and issuance of new debt was strong during the period.

The Fund’s absolute performance benefited from price increases when yields on 5-, 10- and 30-year AAA*-rated municipal bonds fell significantly over the 12-month period. Credit spreads narrowed throughout the period as the economic outlook generally improved for municipalities. The health care and transportation sectors were the top performers for the benchmark.

In this positive environment, the Fund outperformed both of its benchmarks. The Fund’s greater-than-benchmark holdings of munis at the long end of the yield curve (maturities of 22 years and longer) helped boost the Fund’s relative performance. The long bond sector outperformed the 5-year bond sector by a substantial margin over the 12-month period. An overweight position in the education sector along with security selection in the health care sector also helped boost the Fund’s relative return.

How do you plan to position the Fund, based on market conditions?

Volatility is likely to pose a greater risk than interest rates through 2015, but volatility also creates opportunities. We believe a cautious approach is prudent, however, especially given the tightening of credit spreads witnessed over recent quarters and events surrounding a few high-profile bankruptcy cases.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

*	Credit Ratings noted herein are calculated based on S&P, Moody’s and Fitch ratings. Generally, ratings range from AAA, the highest quality rating, to D, the lowest, with BBB and above being called investment grade securities. BB and below are considered below investment grade securities. If the ratings from all three agencies are available, securities will be assigned the median rating based on the numerical equivalents. If the ratings are available from only two of the agencies, the more conservative of the ratings will be assigned to the security. If the rating is available from only one agency, then that rating will be used. Ratings do not apply to a fund or to a fund’s shares. Ratings are subject to change.

GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.89%	3.83%	4.39%	4.05%
	with sales charge*	1.82%	2.15%	3.38%	3.54%
I Shares		7.00%	3.97%	4.52%	4.19%
Barclays Capital U.S. Municipal Bond Index		6.62%	4.05%	5.11%	4.85%

Prospectus Expense Ratio[1]					Gross
A Shares					0.72%
I Shares					0.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

HIGH GRADE MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, The RidgeWorth High Grade Municipal Bond Fund (I Shares) posted a total return of 7.64%. That compared to 12-month returns of 7.08% and 6.62% for the Lipper General & Insured Municipal Debt Fund and the Barclays Capital U.S. Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Municipal (Muni) bonds benefited as investors shifted assets into fixed income investments during the 12-month period. Investors were attracted to muni bonds due to several factors, including these bonds’ tax-advantaged yields in the wake of higher U.S. tax rates. A general improvement in state and municipal budgets also helped attract investors to the muni bond sector, and issuance of new debt was strong during the period.

The Fund’s absolute performance benefited from its holdings of cushion bonds, a callable bond that sells at a premium because it offers above-market coupons. These bonds were attractive in an environment where investors sought higher yields. The Fund also benefited from its exposure to longer term bonds with maturities of 15 years or more, as longer duration and lower quality bonds help drive positive performance over the 12-month period.

In this positive environment, the Fund outperformed both of its benchmarks. The Fund’s greater-than-benchmark holdings of general obligation municipal bonds were a strong contributor to positive relative performance. Overweight positions in leasing and special tax sectors also helped boost the Fund’s performance relative to its benchmark. Meanwhile, underweight positions in the transportation and water and sewer sectors detracted from relative performance, as these sectors posted relatively strong returns for the period.

How do you plan to position the Fund, based on market conditions?

Volatility is likely to pose a greater risk than interest rates through 2015, but volatility also creates opportunities. We believe a cautious approach is prudent, however, especially given the tightening of credit spreads witnessed over recent quarters and events surrounding a few high-profile bankruptcy cases.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.48%	5.16%	6.03%	5.01%
	with sales charge*	2.38%	3.46%	5.00%	4.51%
I Shares		7.64%	5.35%	6.19%	5.18%
Barclays Capital U.S. Municipal Bond Index		6.62%	4.05%	5.11%	4.85%

Prospectus Expense Ratio[1]					Gross
A Shares					0.83%
I Shares					0.69%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

HIGH INCOME FUND

Portfolio Managers

•	James FitzPatrick, CFA
•	Michael Kirkpatrick

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth High Income Fund (I Shares) returned 0.47%. That compared to a 2.00% return for the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

The income generated by the Fund’s holdings combined with a drop in the overall level of interest rates to help the Fund produce a positive absolute return for the period. Falling oil prices had a negative impact on the returns of the Fund, and on high-yield bond returns in general. Investors grew concerned that lower oil prices would reduce the credit-worthiness of certain issuers, especially in the energy sector, and sold high-yield bonds as a result.

Underweight positions in the healthcare, paper and technology industries weighed on the Fund’s performance relative to its benchmark. Unfavorable security selection in bonds issued by energy services and consumer finance companies also detracted from relative returns.

Strong security selection in diversified manufacturing, telecommunications, retail, gaming and transportation helped the Fund’s returns relative to its benchmark index. Especially beneficial holdings included bonds of a diversified marketing company, a defaulted offshore wireless telecommunications provider, an airline and new deals in the retail sector.

How do you plan to position the Fund, based on market conditions?

Fundamentals in the high-yield market remain stable apart from the energy sector, which continues to contend with the impact of low oil prices. Leverage ratios are low and sustainable, and interest coverage continues to improve. Spreads remain much wider than the historically tight levels they reached in 2007, and should provide some cushion in the event that the overall level of interest rates rises.

We continue to find pockets of value in the high-yield market. The energy sector’s volatility has produced potential opportunities to capture attractive yields in select issues. Likewise, we are finding value among certain single-B rated bonds. As always, we will be on the lookout for potential opportunities created by volatility—for example, we may be able to capture attractive yields resulting from the lack of dealer-provided liquidity during temporary sell-offs.

HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+*** or below. The Index excludes Emerging Markets debt. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
High Income Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.26%	6.74%	7.61%	7.99%
	with sales charge*	–4.47%	5.04%	6.56%	7.46%
R Shares^		0.05%	6.55%	7.31%	7.53%
I Shares		0.47%	6.98%	7.88%	8.29%
IS Shares**		0.73%	7.07%	7.94%	8.32%
Barclays Capital U.S. Corporate High Yield Bond Index		2.00%	7.46%	8.59%	8.18%

Prospectus Expense Ratio[1]					Gross
A Shares					0.97%
R Shares					1.20%
I Shares					0.77%
IS Shares					0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.
***	Credit Ratings noted herein are calculated based on S&P, Moody’s and Fitch ratings. Generally, ratings range from AAA, the highest quality rating, to D, the lowest, with BBB and above being called investment grade securities. BB and below are considered below investment grade securities. If the ratings from all three agencies are available, securities will be assigned the median rating based on the numerical equivalents. If the ratings are available from only two of the agencies, the more conservative of the ratings will be assigned to the security. If the rating is available from only one agency, then that rating will be used. Ratings do not apply to a fund or to a fund’s shares. Ratings are subject to change.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

INTERMEDIATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth Intermediate Bond Fund (I Shares) returned 3.46% for the fiscal year ended March 31, 2015. That compares to a 3.58% return for the Barclays Capital Intermediate U.S. Government/Credit Bond Index during that period.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

The bond market rallied during the period as falling interest rates pushed bond yields lower, causing bond prices (which move in the opposite direction of yields) to rise.

The bond market’s strong performance resulted from several factors. Investors favored the relative safety of high-quality U.S. bonds in the wake of rising geopolitical tensions in various parts of the world, and as it became clear that the U.S. economy offered strong growth potential relative to many other economies in Europe and Asia that experienced sluggish and uneven growth. In addition, U.S. bonds offered relatively attractive yields compared to the near-zero (and, in some cases, negative) yields available on non-U.S. sovereign bonds. A strengthening U.S. dollar and falling oil prices also drove demand for U.S. fixed-income securities.

Falling U.S. interest rates were this largest contributor to the Fund’s absolute return during the 12-month period. While investment-grade credit spreads widened modestly over the period, the Fund maintained a slight overweight position investment-grade corporate bonds as credit spreads ended the period near historical averages. Security selection within the corporate and securitized sectors contributed positively to the Fund’s performance relative to the index. The Fund’s allocations to agency commercial mortgage-backed securities and high-quality asset-backed securities (primarily credit cards) also contributed positively to performance. In contrast, the Fund’s allocation to the energy sector in the second half of 2014 detracted modestly to performance, as oil prices declined significantly during the period.

How do you plan to position the Fund, based on market conditions?

Our overall investment outlook and strategy remain largely unchanged, as we believe the U.S. fixed income market will remain attractive to investors. U.S. bond yields remain higher than yields in most foreign markets, and a stronger dollar should also attract inflows to U.S. bonds. In addition, the timing of any interest rate increase by the Federal Reserve Board remains uncertain.

In that environment, the Fund’s yield curve positioning and duration will remain generally neutral to the index. We will maintain modest overweight positions to non-Treasury sectors such as residential mortgage-backed securities, agency commercial mortgage-backed securities, high-quality asset-backed securities and corporate bonds. While credit valuations have improved recently, fundamental and technical conditions have simultaneously deteriorated. We believe there will be an opportunity in the future to add to our credit allocation at more attractive valuations. We have recently opportunistically added to the Fund’s energy allocation, given the approximate 50% decline in oil prices since mid-year 2014.

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (the U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/15
Intermediate Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	06/30/99	3.31%	1.91%	3.08%	4.30%
	with sales charge*		–1.63%	0.28%	2.08%	3.79%
R Shares		06/30/99	2.86%	1.55%	2.67%	3.79%
I Shares		06/30/99	3.46%	2.14%	3.31%	4.56%
Barclays Capital Intermediate U.S. Government/Credit Bond Index			3.58%	2.31%	3.52%	4.34%

Prospectus Expense Ratio[1]						Gross
A Shares						0.68%
R Shares						1.03%
I Shares						0.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund and performance is based on the performance of I Shares. During the period 10/16/07 through 1/17/08, R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Investment Grade Tax-Exempt Bond Fund (I Shares) posted a total return of 5.25%. That compared to 12-month returns of 4.24% and 4.89% for the Lipper Intermediate Municipal Debt Fund and the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Municipal (Muni) bonds benefited as investors shifted assets into fixed income investments during the 12-month period. Investors were attracted to muni bonds due to several factors, including these bonds’ tax-advantaged yields in the wake of higher U.S. tax rates. A general improvement in state and municipal budgets also helped attract investors to the muni bond sector, and issuance of new debt was strong during the period.

The Fund’s absolute performance benefited from its holdings of cushion bonds, a callable bond that sells at a premium because it offers above-market coupons. These bonds were attractive in an environment where investors sought higher yields. The Fund also benefited from holdings of refunded bonds, where the cash necessary to pay back the principal is set aside in an escrow account. Exposure to longer term bonds with maturities of 20 years or more also boosted performance as longer duration and lower quality bonds help drive positive performance over the 12-month period.

In this positive environment, the Fund outperformed both of its benchmarks. The Fund’s greater-than-benchmark holdings of revenue bonds in the hospital sector were a strong contributor to positive relative performance. Overweight positions in leasing and special tax sectors also helped boost the Fund’s performance relative to its benchmark. Meanwhile, underweight positions in the transportation, electric and water and sewer sectors detracted from relative performance, as these sectors posted relatively strong returns for the period.

How do you plan to position the Fund, based on market conditions?

Volatility is likely to pose a greater risk than interest rates through 2015, but volatility also creates opportunities. We believe a cautious approach is prudent, however, especially given the tightening of credit spreads witnessed over recent quarters and events surrounding a few high-profile bankruptcy cases.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	5.09%	3.33%	4.41%	4.48%
	with sales charge*	0.06%	1.68%	3.40%	3.97%
I Shares		5.25%	3.51%	4.63%	4.75%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		4.89%	3.29%	4.29%	4.51%

Prospectus Expense Ratio[1]					Gross
A Shares					0.91%
I Shares					0.65%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

LIMITED DURATION FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth Limited Duration Fund (I Shares) returned 0.18%. That compared to a 0.02% return for the Fund’s benchmark, the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Short-term interest rates remained low during the 12-month period, as the U.S. Federal Reserve kept the federal funds rate near zero. The Fund held a variety of short-duration mortgage- and asset-backed securities, which provided somewhat higher yields than Treasury bills of comparable durations. The income from such issues helped the Fund to provide a positive absolute return for the period, and to modestly outperform its Treasury-only benchmark index.

How do you plan to position the Fund, based on market conditions?

We remain consistent in our outlook for the short-duration market and in the ways we are positioning the Fund. Technical conditions on short-duration securities remain solid, so we do not anticipate making major changes to the Fund’s allocations in the near future. Floating-rate agency collateralized mortgage obligations make up the majority of the Fund’s assets, along with several high-quality, asset-backed securities with floating rates. We expect to continue positioning the Fund in this way during the coming months. This kind of conservative approach is consistent with the theme of income at a reasonable price that we have employed for many years.

LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/15
Limited Duration Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.18%	0.49%	0.68%	1.72%
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.02%	0.05%	0.07%	1.41%

Prospectus Expense Ratio[1]				Gross
I Shares				0.44%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.35%. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Adrien Webb, CFA
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the Limited-Term Federal Mortgage Securities Fund (I Shares) returned 6.16% versus 5.53% for the Barclays Capital U.S. Mortgage Backed Securities Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

The bond market performed well during the period. Falling interest rates drove bond yields lower, causing bond prices (which move in the opposite direction of yields) to rise.

Investors favored the relative safety of high-quality U.S. bonds, including the government agency bonds in which the Fund invests, due in part to increasing geopolitical tensions in various parts of the world. Bonds also rallied due to evidence that U.S. economic growth, while somewhat uneven during the period, was stronger than growth in many other countries. In addition, U.S. bonds offered relatively attractive yields compared to the near-zero (and, in some cases, negative) yields available on non-U.S. sovereign bonds. A strengthening U.S. dollar and falling oil prices also drove demand for U.S. fixed income securities.

The largest contributor to the Fund’s absolute return during the 12-month period was falling interest rates. In addition, the Fund’s consistent allocation to agency commercial mortgage-backed securities, private-label commercial mortgage-backed securities, and well-structured collateralized mortgage obligations enhanced the Fund’s performance during a period characterized by increased volatility and lower interest rates.

How do you plan to position the Fund, based on market conditions?

We expect U.S. fixed income valuations to remain generally well supported due to factors such as a stronger dollar that should attract U.S. capital inflows, as well as attractive yields on U.S bonds relative to bonds issued by many European and Asian nations. In addition, the timing of any interest rate increase by the Federal Reserve remains far from certain. Therefore, our overall investment strategy remains largely unchanged. The Fund maintains overweight positions in private and agency commercial mortgage-backed securities, and an underweight position in residential mortgage-backed securities. The overall broad forward mortgage market continues to be dominated by reinvestment activity from the Federal Reserve’s quantitative easing efforts, and therefore offers little value at present. Therefore we will maintain an underweight position in this sub-sector of the securitized market.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Mortgage Backed Securities Index, which covers agency pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Limited-Term Federal Mortgage Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	5.86%	2.41%	3.70%	4.27%
	with sales charge*	3.20%	1.56%	3.17%	4.01%
C Shares	without CDSC	5.15%	1.64%	2.90%	3.46%
	with CDSC*	4.15%	1.64%	2.90%	3.46%
I Shares		6.16%	2.65%	3.92%	4.49%
Barclays Capital U.S. Mortgage Backed Securities Index		5.53%	2.54%	3.63%	4.87%

Prospectus Expense Ratio[1]					Gross
A Shares					1.38%
C Shares					2.16%
I Shares					1.25%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.90%, 1.65% and 0.70% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

NORTH CAROLINA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth North Carolina Tax-Exempt Bond Fund (I Shares) posted a total return of 6.80%. That compared to 12-month returns of 6.76% and 6.62% for the Lipper Other States Municipal Debt Fund and the Barclays Capital U.S. Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Municipal (Muni) bonds benefited as investors shifted assets into fixed income investments during the 12-month period. Investors were attracted to muni bonds due to several factors, including these bonds’ tax-advantaged yields in the wake of higher U.S. tax rates. A general improvement in state and municipal budgets also helped attract investors to the muni bond sector, and issuance of new debt was strong during the period.

The Fund’s absolute performance benefited from price increases when yields on 5-, 10- and 30-year AAA*-rated municipal bonds fell significantly over the 12-month period. Credit spreads narrowed throughout the period as the economic outlook generally improved for municipalities. The health care and transportation sectors were the top performers for the benchmark.

In this positive environment, the Fund outperformed both of its benchmarks. The Fund’s greater-than-benchmark holdings of munis at the long end of the yield curve (22-year maturities and longer) helped boost the Fund’s relative performance. The long bond sector outperformed the 5-year bond sector by a substantial margin over the 12-month period. Overweight positions in the education and electric sectors helped boost relative return as those sectors posted strong gains for the period.

How do you plan to position the Fund, based on market conditions?

Volatility is likely to pose a greater risk than interest rates through 2015, but volatility also creates opportunities. We believe a cautious approach is prudent, however, especially given the tightening of credit spreads witnessed over recent quarters and events surrounding a few high-profile bankruptcy cases.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

*	Credit Ratings noted herein are calculated based on S&P, Moody’s and Fitch ratings. Generally, ratings range from AAA, the highest quality rating, to D, the lowest, with BBB and above being called investment grade securities. BB and below are considered below investment grade securities. If the ratings from all three agencies are available, securities will be assigned the median rating based on the numerical equivalents. If the ratings are available from only two of the agencies, the more conservative of the ratings will be assigned to the security. If the rating is available from only one agency, then that rating will be used. Ratings do not apply to a fund or to a fund’s shares. Ratings are subject to change.

NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
North Carolina Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.56%	3.54%	4.29%	4.13%
	with sales charge*	1.51%	1.87%	3.28%	3.62%
I Shares		6.80%	3.72%	4.44%	4.24%
Barclays Capital U.S. Municipal Bond Index		6.62%	4.05%	5.11%	4.85%

Prospectus Expense Ratio[1]					Gross
A Shares					0.78%
I Shares					0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights

Investment Weightings (as of March 31, 2015)

as a percentage of investments

SEIX FLOATING RATE HIGH INCOME FUND

Portfolio Managers

•	George Goudelias

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth Floating Rate High Income Fund (I Shares) posted a total return of 2.17%. That compared to a 12-month return of 3.42% for the Fund’s benchmark, the Credit Suisse Institutional Leveraged Loan Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Oil prices declined sharply. Investors worried that lower oil prices could hurt the credit-worthiness of borrowers in the energy sector, leading to a selloff. Loan prices fell as a result, causing spreads to widen and weighing on the Fund’s absolute returns. The income generated by the Fund’s holdings more than offset those price declines, leading to a positive return for the period.

The Fund held an overweight position in the energy and metals sectors. Those sectors suffered from the drop in oil prices and weakness in commodity prices in general, so the Fund’s positioning dragged down returns relative to the benchmark. An underweight stake in healthcare also hurt relative performance.

On the positive side, favorable security selection in airlines, diversified media, leisure, broadcasting, cable and retail helped to boost the Fund’s returns relative to the benchmark. Beneficial positions included larger-than-index weights in an issuer that owns radio stations, a hotel operator with improving fundamentals, two European cable providers and asset-rich retail companies.

How do you plan to position the Fund, based on market conditions?

Outside of the energy sector, fundamentals in the leveraged loan market remain stable. Leverage ratios remain at low, sustainable levels, and interest coverage continues to improve. Meanwhile spreads remain wider than the average over the past 10 years, and the additional yield available could provide a degree of cushion in the event of a sell-off in the credit markets.

We continue to find pockets of value in that landscape, particularly in the primary market. We also are identifying value in select energy-sector loans, some of which have sold off excessively, according to our analysis. We are always on the lookout for potential opportunities created by volatility, especially when there’s a selloff that creates room for price appreciation. Ultimately, we maintain our constructive view on the environment and believe loans from a risk/reward perspective are an attractive investment.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Credit Suisse (CSFB) Institutional Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. Dollar-denominated leveraged loan market. The Index reflects reinvestment of all distributions and changes and market prices. CSFB Institutional Leveraged Loan Index is a sub index of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding Term Loan and Term Loan-A facilities and loans rated CC, C**** or in default. It is designed to more closely reflect the investment criteria of institutional investments. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/15
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	03/01/06	1.88%	4.35%	4.86%	4.17%
	with sales charge*		–0.65%	3.46%	4.32%	3.87%
C Shares	without CDSC	03/01/06	1.16%	3.70%	4.17%	3.64%
	with CDSC*		0.18%	3.70%	4.17%	3.64%
I Shares		03/01/06	2.17%	4.64%	5.16%	4.47%
IS Shares**		08/01/14	2.18%	4.64%	5.16%	13.52%
Credit Suisse (CSFB) Institutional Leveraged Loan Index			3.42%	5.28%	5.18%	3.43%	***

Prospectus Expense Ratio[1]						Gross
A Shares						0.90%
C Shares						1.52%
I Shares						0.61%
IS Shares						0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	IS Shares were offered beginning on 2/2/15 (Prospectus is dated 1/30/15). The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

***	The performance return and the hypothetical $10,000 investment for the CSFB Institutional Leveraged Loan Index is for the period from 2/28/06 to 3/31/15.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.
****	Credit Ratings noted herein are calculated based on S&P, Moody’s and Fitch ratings. Generally, ratings range from AAA, the highest quality rating, to D, the lowest, with BBB and above being called investment grade securities. BB and below are considered below investment grade securities. If the ratings from all three agencies are available, securities will be assigned the median rating based on the numerical equivalents. If the ratings are available from only two of the agencies, the more conservative of the ratings will be assigned to the security. If the rating is available from only one agency, then that rating will be used. Ratings do not apply to a fund or to a fund’s shares. Ratings are subject to change.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

* Less than 0.05% of Net Assets.

SEIX HIGH YIELD FUND

Portfolio Managers

•	Michael Kirkpatrick
•	James FitzPatrick, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth SEIX High Yield Fund (I Shares) returned 1.53%. That compared to a 3.18% return for the Fund’s benchmark, the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

The Fund generated a positive absolute return for the period as a result of two factors: a decline in the overall level of interest rates and income from the Fund’s holdings. Falling oil prices depressed high yield bond returns, because investors became concerned that certain issuers, especially those in the energy sector, would have greater difficulty servicing their debts.

Underweight positions in the healthcare and paper industries weighed on the Fund’s performance relative to its benchmark. Unfavorable security selection in bonds issued by energy services, shipping, commodity-linked mining and consumer finance companies also detracted from relative returns.

Strong security selection in construction, diversified manufacturing, telecommunications, retail and utilities helped the Fund’s returns relative to its benchmark index. Especially beneficial securities included bonds of B-rated power generators, a large cement producer, a defaulted offshore wireless telecommunications provider. New deals in the retail sector also added to relative performance.

How do you plan to position the Fund, based on market conditions?

Fundamentals in the high yield market remain stable apart from the energy sector, which continues to contend with the impact of low oil prices. Companies in the high yield universe are holding leverage ratios at low, sustainable levels, on the whole, and improving their interest coverage. Spreads remain much wider than the historically tight levels they reached in 2007, so they should provide some cushion in the event that the general level of interest rates increases.

We continue to find pockets of value in the high yield market. Single-B rated bonds present some potentially compelling value opportunities today; certain securities offer relatively strong yield given our estimation of their risk. We are always on the lookout for potential opportunities created by volatility. For example, the energy sector’s volatility has produced potential opportunities to capture attractive yields in select issues. In a similar fashion, we may be able to capitalize on the lack of dealer-provided liquidity in the market by capturing attractive yields during sell-offs in the high yield market.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Seix High Yield Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.24%	6.63%	7.55%	6.33%
	with sales charge*	–3.52%	4.92%	6.51%	5.81%
R Shares^		1.05%	6.38%	7.22%	5.73%
I Shares		1.53%	6.90%	7.80%	6.50%
Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index		3.18%	7.42%	8.38%	7.51%

Prospectus Expense Ratio[1]					Gross
A Shares					0.82%
R Shares					1.05%
I Shares					0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

SHORT-TERM BOND FUND

Portfolio Managers

•	H. Rick Nelson*
•	Chad K. Stephens
•	Michael Rieger
•	Perry Troisi
•	Adrien Webb, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Short-Term Bond Fund I Shares returned 0.93% versus 1.12% for the Barclays Capital 1-3 Year Government/Credit Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

While longer term interest rates fell sharply over the 12-month period under review, short-term interest rates remained within a narrow range as the U.S. Federal Reserve maintained its near-zero interest rate fiscal policy. In that environment, coupon income and modest price appreciation from the Fund’s holdings were the largest contributors to the Fund’s performance. The Fund’s consistent overweigh allocation to corporate, commercial mortgage-backed and residential mortgage-backed securities relative to the Index also contributed positively to the Fund’s performance during the period. These sectors of the bond market offered attractive yields relative to Treasury securities.

How do you plan to position the Fund, based on market conditions?

Technical conditions remain positive for high-quality short-duration assets. A number of factors suggest that the Fed may not raise short-term interest rates in 2015 as some investors are predicting. More than six years of a zero interest rate policy and quantitative easing by the Fed have been supportive of financial asset valuations, but arguably less so for the real economy. Therefore, the Fed appears more concerned about being too early rather than too late in reversing course, fearful of any potentially painful economic shock or stock selloff. In addition, corporate profits could come under increasing pressure in 2015 if economic growth is sluggish and uneven—a development that would further delay action by the Fed to raise rates. However, if the Fed does begin to raise rates this year, it most likely will do so in gradual and incremental steps rather than at a rapid pace.

As a result, we will maintain our overall investment strategy. The Fund’s yield curve positioning and duration remains generally neutral to the index. We also will maintain an overweight position in private and agency commercial mortgage-backed securities as well as high-quality asset-backed securities. We have shifted to an underweight position in residential mortgage-backed securities. The overall broad forward mortgage market continues to be dominated by reinvestment activity from the Federal Reserve’s quantitative easing efforts, and therefore offers little value at present.

*	Effective April 15, 2015, Mr. H. Rick Nelson is no longer a portfolio manager of the Short-Term Bond Fund.

SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year Government/Credit Index. The Barclays Capital 1-3 Year Government/Credit Index (Barclays Index) is the 1-3 year component of the U.S. Government/Credit Index. The Barclays Index includes securities in the Barclays Capital Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Barclays Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.63%	0.86%	1.41%	2.79%
	with sales charge*	–1.93%	0.00%	0.89%	2.53%
C Shares	without CDSC	0.31%	0.24%	0.71%	2.04%
	with CDSC*	–0.69%	0.24%	0.71%	2.04%
I Shares		0.93%	1.11%	1.64%	3.02%
Barclays Capital 1-3 Year Government/Credit Index		1.12%	0.97%	1.35%	2.94%

Prospectus Expense Ratio[1]					Gross
A Shares					0.84%
C Shares					1.60%
I Shares					0.62%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80%, 1.60% and 0.60% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

SHORT-TERM MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA
•	Dusty L. Self

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Short-Term Municipal Bond Fund (I Shares) posted a total return of 1.21%. That compares to 12-month returns of 0.79% and 1.34% for the Lipper Short Municipal Debt Fund and the Barclays Capital 1-5 Year Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Municipal (Muni) bonds benefited as investors shifted assets into fixed income investments during the 12-month period. Investors were attracted to muni bonds due to several factors, including these bonds’ tax-advantaged yields in the wake of higher U.S. tax rates. A general improvement in state and municipal budgets also helped attract investors to the muni bond sector, and issuance of new debt was strong during the period.

The Fund’s absolute performance benefited from its exposure to bonds with maturities between four and six years, as longer durations helped drive positive performance over the 12-month period.

In this environment, the Fund’s greater-than-benchmark holdings of general obligation municipal bonds were a strong contributor to positive relative performance. Overweight positions in education-related bonds, leasing and special tax sectors also helped boost the Fund’s performance relative to its benchmarks. A barbell strategy that targeted short-term bonds as well as bonds with six- to eight-year maturities also helped boost relative performance.

The Fund was hurt by underweight positions in pre-refunded bonds, where the cash necessary to pay back the principal is set aside in an escrow account, as well as municipal bonds in the transportation sector. A below-benchmark exposure to AA-rated commercial paper also dragged on performance as these unsecured fixed income investments generally offer higher yields than short-term bonds.

How do you plan to position the Fund, based on market conditions?

Volatility is likely to pose a greater risk than interest rates through 2015, but volatility also creates opportunities. We believe a cautious approach is prudent, however, especially given the tightening of credit spreads witnessed over recent quarters and events surrounding a few high-profile bankruptcy cases.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

SHORT-TERM MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-5 Year Municipal Bond Index, which covers investment grade tax-exempt municipal bonds with maturities of 1-6 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Short-Term Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	1.06%	1.39%	2.85%	3.63%
	with sales charge**	–1.51%	0.52%	2.32%	3.37%
I Shares		1.21%	1.52%	2.99%	3.71%
Barclays Capital 1-5 Year Municipal Bond Index		1.34%	1.33%	1.91%	3.04%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%
I Shares					0.64%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70% and 0.55% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.02% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

**	Class A Shares performance reflects the maximum front-end sales charge of 2.50%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

TOTAL RETURN BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Seth Antiles, Ph.D.
•	Michael Rieger

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Total Return Bond Fund (I Shares) returned 5.47%. That compares to a 5.72% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Demand for high-quality U.S. bonds was strong during the period. Investors sought the relative safety of domestic fixed-income investments due to sluggish and uneven global economic growth, a strengthening U.S. dollar, rising geopolitical tensions, falling oil prices, and near-zero (or negative) yields on non-U.S. sovereign bonds. In that environment, bond yields fell and bond prices rose.

Falling U.S. interest rates were the largest contributor to the Fund’s absolute return during the 12-month period under review. We maintained a modest overweight position in investment-grade corporate bonds. While the difference in yield (or spread) between these types of bonds and comparable Treasury bonds increased modestly over the period, credit spreads ended the period near their historical averages.

While the Fund’s allocation to the energy sector in the second half of 2014 was a modest detractor to performance relative to the Index, security selection within the corporate and mortgage-related sectors generally contributed positively to the Fund’s return. The Fund’s relatively consistent allocation to agency commercial mortgage-backed securities and well-structured collateralized mortgage obligations also benefited performance during the period of increased volatility and lower interest rates. We reduced the Fund’s allocation to the high-yield bond sector over the past few quarters and eventually eliminated the Fund’s allocation to the sector during first quarter of 2015, as we believed high-yield bonds no longer offered returns that were attractive enough to compensate for their additional risk. The fund held a modest allocation to U.S. government related securities during the entire period.

How do you plan to position the Fund, based on market conditions?

The Fund’s duration and yield curve positioning remains neutral relative to the index, and U.S. Treasury securities remain the Fund’s largest holding. While valuations of corporate bonds have improved recently, fundamental and technical conditions in the corporate sector have simultaneously deteriorated. Thus, the Fund remains cautiously positioned with only a modest overweight in corporate bonds relative to the benchmark index. Given the high level of complacency among investors, we believe there will be an opportunity to add to our credit allocation at more attractive levels in the future.

We have recently added to the Fund’s energy allocation, as the approximate 50% decline in oil prices since mid-year 2014 has made investments in that sector more attractive. The Fund remains overweight in the securitized asset class, with an overweight in commercial mortgage-backed securities and asset-backed securities. The Fund also remains underweight in residential mortgage-backed securities. The broad forward mortgage market continues to be dominated by reinvestment activity from the Federal Reserve’s quantitative easing efforts, and therefore offers little value at present.

The Fund ended the period with no allocation to the high-yield “plus” sector, due to valuation concerns. We anticipate adding to this sector at more attractive levels in the future. Additionally, the Fund will opportunistically utilize tactical global strategies in various foreign rate and currency markets.

TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	5.28%	2.75%	4.47%	4.99%
	with sales charge*	0.25%	1.11%	3.46%	4.48%
R Shares		4.83%	2.38%	4.15%	4.57%
I Shares		5.47%	3.03%	4.75%	5.32%
IS Shares**		5.57%	3.06%	4.77%	5.33%
Barclays Capital U.S. Aggregate Bond Index		5.72%	3.10%	4.41%	4.93%

Prospectus Expense Ratio[1]					Gross
A Shares					0.70%
R Shares					1.07%
I Shares					0.41%
IS Shares					0.32%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.75%, 1.05%, 0.50% and 0.40% for A, R, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson*
•	Chad K. Stephens
•	Michael Rieger
•	Perry Troisi
•	Adrien Webb, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth Ultra-Short Bond Fund (I Shares) returned 0.55%. That compared to a 0.08% return for the Fund’s benchmark, the Barclays Capital 3-6 Month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Short-term interest rates remained within a narrow band during the 12-month period, as the U.S. Federal Reserve maintained its near-zero interest rate policy. These dynamics were very different from those on the long end of the yield curve, where rates fell sharply.

The Fund held an overweight position in “spread sectors” such as corporate paper and securitized bonds, which provide higher yield than Treasury bills. That positioning provided the largest positive contribution to performance during the fiscal year, as technical conditions remained solid for the short-duration corporate and securitized markets. We held the Fund’s duration and yield curve positioning roughly neutral with the benchmark, so those factors had little influence on relative performance.

How do you plan to position the Fund, based on market conditions?

We remain consistent in our outlook and the ways we are positioning the Fund. We held the Fund’s allocations relatively steady during the past 12 months, emphasizing spread sectors over Treasury securities and holding duration and yield-curve positioning neutral. Technical conditions in the short-duration part of the market remain solid, so we do not anticipate making major changes to the Fund’s allocations in the near future. In particular, we are likely to continue over-weighting the corporate and securitized sectors to capture the greater yield they offer. Likewise, we expect to keep duration and yield-curve positioning similar to that of the index.

*	Effective April 15, 2015, Mr. H. Rick Nelson is no longer a portfolio manager of the Ultra-Short Bond Fund.

ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index (“Index”) is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/15
Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.55%	0.90%	1.16%	2.48%
Barclays Capital 3-6 Month U.S. Treasury Bill Index	0.08%	0.12%	0.15%	1.65%

Prospectus Expense Ratio[1]				Gross
I Shares				0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

U.S. GOVERNMENT SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth U.S. Government Securities Fund (I Shares) returned 4.47% for the fiscal year ended March 31, 2014. That compares to a 5.22% return for the Fund’s benchmark, the Barclays Capital U.S. Government Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Falling interest rates in the U.S. were the largest contributor to the Fund’s absolute return during the 12-month period under review. Interest rates were driven lower by concerns about sluggish and uneven global economic growth, rising geopolitical tensions and falling oil prices that some investors worried were caused in part by weak demand. These factors, along with a strengthening U.S. dollar and near-zero (or negative) yields on non-U.S. sovereign bonds, drove investors to the relative safety of high-quality U.S. Treasury securities during the period. In this environment, bond yields fell and bond prices rose.

The Fund’s assets were allocated to Treasury securities only. That exposure benefited the Fund’s absolute performance as Treasury yields fell and prices rose. However, the other sector of government agency issues, which makes up 8.40% of the Index, outperformed Treasuries during the period, and the Fund’s lack of exposure to this sector detracted from relative performance.

How do you plan to position the Fund based on market conditions?

We remain steadfast and consistent in our outlook and positioning. Although yields on U.S. bonds remain historically low, they are attractive relative to bonds in foreign markets. In addition, the timing of any interest rate increase by the Federal Reserve remains uncertain. With complacency remaining high in the markets, we continue to maintain our current allocation of U.S. Treasury securities exclusively.

U.S. GOVERNMENT SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Government Index (“Index”), which is composed of the Barclays Capital U.S. Treasury and U.S. Agency indices. The Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.39%	1.35%	3.21%	3.72%
	with sales charge*	–0.59%	–0.27%	2.20%	3.22%
C Shares	without CDSC	3.79%	0.99%	2.72%	3.12%
	with CDSC*	2.79%	0.99%	2.72%	3.12%
I Shares		4.47%	1.57%	3.46%	3.99%
Barclays Capital U.S. Government Index		5.22%	2.32%	3.80%	4.50%

Prospectus Expense Ratio[1]					Gross
A Shares					1.12%
C Shares					1.82%
I Shares					0.95%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.95%, 1.70% and 0.75% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson*
•	Chad K. Stephens
•	Michael Rieger
•	Perry Troisi

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

The RidgeWorth U.S. Government Securities Ultra-Short Bond Fund (I Shares) returned 0.77%. That compared to a 0.08% return for the Fund’s benchmark, the Barclays Capital 3-6 Month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Short-term interest rates moved within a narrow band during the 12-month period, as the U.S. Federal Reserve continued to hold its target short-term interest rate near zero. The market dynamics were very different on the long end of the yield curve, where rates fell sharply.

The largest positive contributor to the Fund’s returns was its overweight position in the securitized sector, where technical conditions remained favorable. Late in the period we shifted a meaningful portion of the Fund’s mortgage allocation out of post-reset Adjustable Rate Mortgages (ARMs) and into agency fixed-rate securities and ARM-backed floating-rate collateralized mortgage obligations. We made this adjustment in an effort to reduce exposure to prepayment risk—that is, the risk that mortgage holders would refinance, paying off the loans backing the securities.

How do you plan to position the Fund, based on market conditions?

We are likely to maintain an overweight position in agency securitized issues. With interest rates remaining near zero, we will continue to adjust the Fund’s allocations in an effort to manage exposure to prepayment risk.

*	Effective April 15, 2015, Mr. H. Rick Nelson is no longer a portfolio manager of the U.S. Government Securities Ultra-Short Bond Fund.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index (“Index”). The Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/15
U.S. Government Securities Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.77%	0.67%	1.07%	2.72%
Barclays Capital 3-6 Month U.S. Treasury Bill Index	0.08%	0.12%	0.15%	1.65%

Prospectus Expense Ratio[1]				Gross
I Shares				0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2015?

For the fiscal year ended March 31, 2015, the RidgeWorth Virginia Intermediate Municipal Bond Fund (I Shares) posted a total return of 4.54%. That compared to 12-month returns of 4.28% and 4.89% for the Lipper Other States Intermediate Municipal Debt Fund and the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2015?

Municipal (Muni) bonds benefited as investors shifted assets into fixed income investments during the 12-month period. Investors were attracted to muni bonds due to several factors, including these bonds’ tax-advantaged yields in the wake of higher U.S. tax rates. A general improvement in state and municipal budgets also helped attract investors to the muni bond sector, and issuance of new debt was strong during the period.

The Fund’s absolute performance benefited from price increases when yields on five-, 10- and 30- AAA-rated municipal bonds fell significantly over the 12-month period. Credit spreads, or the difference between yields on bonds of similar maturity but different credit quality, narrowed throughout the period as the economic outlook generally improved for municipalities. The health care and transportation sectors were the top performers for the benchmark.

In this positive environment, the Fund outperformed one of its two benchmarks. The Fund’s greater-than-benchmark holdings of munis with 17-year maturities and longer helped boost the Fund’s relative performance. The long bond sector outperformed the five-year bond sector by a substantial margin over the 12-month period. An overweight position in the leasing sector as well as security selection in the health care sector and among general obligation bonds also helped boost relative return.

How do you plan to position the Fund, based on market conditions?

Volatility is likely to pose a greater risk than interest rates through 2015, but volatility also creates opportunities. We believe a cautious approach is prudent, however, especially given the tightening of credit spreads witnessed over recent quarters and events surrounding a few high-profile bankruptcy cases.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2015)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/05. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (“Index”) which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/15
Virginia Intermediate Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.45%	2.49%	3.54%	3.88%
	with sales charge*	–0.47%	0.84%	2.54%	3.38%
I Shares		4.54%	2.66%	3.71%	4.03%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		4.89%	3.29%	4.29%	4.51%

Prospectus Expense Ratio[1]					Gross
A Shares					0.74%
I Shares					0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/15 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2015)

as a percentage of investments

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 5.3%
Automobiles 0.6%
Ford Credit Auto Owner Trust, Series 2014-2, Cl A, 2.310%, 04/15/26(a)	1,145,000	1,166,398

Credit Card 2.9%
Barclays Dryrock Issuance Trust, Series 2014-3, Cl A, 2.410%, 07/15/22	1,934,000	1,976,764
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.525%, 03/16/20(b)	413,000	413,023
Capital One Multi-Asset Execution Trust, Series 2006-B1, Cl B1, 0.455%, 01/15/19(b)	823,000	820,848
Chase Issuance Trust, Series 2014-A7, Cl A, 1.380%, 11/15/19	1,140,000	1,144,322
Discover Card Execution Note Trust, Series 2012-B3, Cl B3, 0.625%, 05/15/18(b)	1,585,000	1,584,071

		5,939,028

Other 1.8%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	1,195,000	1,220,406
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	1,655,186	1,721,036
SBA Tower Trust, Series 2014-2A, Cl C, 3.869%, 10/15/49(a)	775,000	806,645

		3,748,087

Total Asset-Backed Securities (Cost $10,659,689)		10,853,513

Collateralized Mortgage Obligations 4.1%
Agency Collateralized Mortgage Obligations 0.0%(c)
Federal Home Loan Mortgage Corporation
Series 3768, Cl CB, 3.500%, 12/15/25	36,000	38,960
Series 3877, Cl LM, 3.500%, 06/15/26	26,000	28,166

		67,126

Commercial Mortgage Backed Securities 4.1%
Federal National Mortgage Association
Series 2014-M8, Cl A2, 3.056%, 06/25/24(b)	1,288,000	1,348,836

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(a)	746,000	797,090
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(a)	1,195,000	1,224,894

		2,021,984

GS Mortgage Securities Trust
Series 2011-GC5, Cl AS, 5.209%, 08/10/44(a)(b)	440,000	505,935

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C3, Cl D, 5.568%, 02/15/46(a)(b)	1,314,000	1,463,824
Series 2012-HSBC, Cl B, 3.722%, 07/05/32(a)	380,000	402,776

		1,866,600

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	385,000	406,137

OBP Depositor LLC Trust
Series 2010-OBP, Cl A, 4.646%, 07/15/45(a)	866,000	972,160

WFRBS Commercial Mortgage Trust
Series 2011-C3, Cl D, 5.553%, 03/15/44(a)(b)	1,019,000	1,114,014

		8,235,666

Total Collateralized Mortgage Obligations (Cost $8,020,506)		8,302,792

Corporate Bonds 24.3%
Aerospace/Defense 0.3%
L-3 Communications Corp., 3.950%, 05/28/24	568,000	582,942

Agriculture 0.3%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	693,000	702,988

Airlines 0.8%
American Airlines Pass Through Trust, Series 2013-2, 4.950%, 01/15/23	976,285	1,069,032
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 04/11/26	594,000	626,670

		1,695,702

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Auto Manufacturers 1.0%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	317,000	319,177
Ford Motor Credit Co. LLC, 2.145%, 01/09/18	227,000	229,593
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	528,000	575,767
Harley-Davidson Financial Services, Inc., 2.150%, 02/26/20(a)	250,000	251,483
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	241,000	242,466
Volkswagen International Finance, 2.375%, 03/22/17(a)	381,000	389,801

		2,008,287

Auto Parts & Equipment 0.2%
Delphi Corp., 4.150%, 03/15/24	306,000	325,300

Banks 5.5%
Bank of America Corp., 1.700%, 08/25/17, MTN	512,000	513,980
Bank of America Corp., 4.250%, 10/22/26, MTN	415,000	428,422
Bank of America Corp., Series L, 2.600%, 01/15/19	550,000	559,785
Bank of America NA, 1.250%, 02/14/17	279,000	279,544
Citigroup, Inc., 2.500%, 09/26/18	827,000	843,209
Citigroup, Inc., 4.950%, 11/07/43	539,000	622,866
Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20(a)	250,000	251,426
Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25(a)	632,000	639,391
Goldman Sachs Group, Inc. (The), 2.550%, 10/23/19	440,000	446,116
Goldman Sachs Group, Inc. (The), 2.625%, 01/31/19	478,000	488,356
Huntington National Bank (The), 1.300%, 11/20/16	602,000	602,592
ING Bank NV, 1.800%, 03/16/18(a)	262,000	263,622
JPMorgan Chase & Co., 2.250%, 01/23/20	655,000	656,403
KeyBank NA, 1.650%, 02/01/18	831,000	834,565

	Shares or Principal Amount($)	Value($)
Banks—continued
Morgan Stanley, 4.300%, 01/27/45	1,179,000	1,221,712
Morgan Stanley, Series F, 3.875%, 04/29/24	396,000	416,427
UBS AG, 2.375%, 08/14/19, MTN	694,000	699,535
US Bancorp, 3.600%, 09/11/24, MTN	734,000	765,753
US Bank NA, 1.100%, 01/30/17	719,000	721,242

		11,254,946

Beverages 0.3%
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	683,000	697,985

Biotechnology 0.2%
Celgene Corp., 4.625%, 05/15/44	196,000	208,487
Gilead Sciences, Inc., 4.500%, 02/01/45	240,000	265,060

		473,547

Commercial Services 0.9%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	260,000	266,893
ERAC USA Finance LLC, 3.850%, 11/15/24(a)	210,000	218,733
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	192,000	194,240
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	401,000	457,540
ERAC USA Finance LLC, 5.600%, 05/01/15(a)	589,000	590,981

		1,728,387

Computers 0.4%
Apple, Inc., 2.850%, 05/06/21	690,000	718,930

Diversified Financial Services 1.4%
American Express Credit Corp., 2.375%, 03/24/17, MTN	254,000	260,814
General Electric Capital Corp., 3.450%, 05/15/24, MTN	659,000	694,011
Lazard Group LLC, 3.750%, 02/13/25	510,000	502,979
Lazard Group LLC, 4.250%, 11/14/20	660,000	705,361
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	370,000	375,623

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
TD Ameritrade Holding Corp., 2.950%, 04/01/22	311,000	316,205

		2,854,993

Electric 0.3%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	177,000	230,722
Dominion Resources, Inc., 1.950%, 08/15/16	195,000	197,316
Exelon Generation Co. LLC, 6.200%, 10/01/17	222,000	245,908

		673,946

Electronics 0.1%
Thermo Fisher Scientific, Inc., 5.300%, 02/01/44	190,000	226,942

Healthcare-Products 0.4%
Becton Dickinson and Co., 4.685%, 12/15/44	171,000	185,829
Medtronic, Inc., 3.500%, 03/15/25(a)	140,000	146,355
Medtronic, Inc., 4.625%, 03/15/45(a)	360,000	408,050

		740,234

Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	323,000	343,825

Insurance 1.3%
American International Group, Inc., 5.850%, 01/16/18, MTN	326,000	364,187
Arch Capital Group US, Inc., 5.144%, 11/01/43	513,000	566,837
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	114,000	120,737
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	650,000	732,089
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	207,000	226,135
TIAA Asset Management Finance Co. LLC, 2.950%, 11/01/19(a)	105,000	107,614
TIAA Asset Management Finance Co. LLC, 4.125%, 11/01/24(a)	310,000	327,204
XLIT Ltd., 4.450%, 03/31/25	157,000	158,016

		2,602,819

	Shares or Principal Amount($)	Value($)
Media 0.8%
Comcast Corp., 4.650%, 07/15/42	943,000	1,051,153
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 01/15/25	134,000	138,057
Sky PLC, 2.625%, 09/16/19(a)	200,000	203,105
Time Warner Cable, Inc., 4.500%, 09/15/42	316,000	324,141

		1,716,456

Mining 1.7%
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	144,000	155,633
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	885,000	886,306
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	685,000	714,738
Barrick North America Finance LLC, 5.750%, 05/01/43	127,000	131,725
Newmont Mining Corp., 6.250%, 10/01/39	1,445,000	1,470,815

		3,359,217

Miscellaneous Manufacturer 0.3%
3M Co., 1.375%, 09/29/16	194,000	196,481
General Electric Co., 4.125%, 10/09/42	194,000	204,758
General Electric Co., 5.250%, 12/06/17	181,000	199,803

		601,042

Oil & Gas 1.9%
BP Capital Markets PLC, 2.248%, 11/01/16	301,000	306,696
Continental Resources, Inc., 3.800%, 06/01/24	686,000	632,314
Ensco PLC, 4.500%, 10/01/24	78,000	75,602
Ensco PLC, 5.750%, 10/01/44	301,000	291,524
Exxon Mobil Corp., 1.912%, 03/06/20	496,000	500,819
Helmerich & Payne International Drilling Co., 4.650%, 03/15/25(a)	491,000	508,486
Marathon Petroleum Corp., 3.625%, 09/15/24	77,000	77,878
Marathon Petroleum Corp., 5.000%, 09/15/54	516,000	517,898

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Noble Holding International Ltd., 4.625%, 03/01/21	75,000	70,907
Woodside Finance Ltd., 3.650%, 03/05/25(a)	380,000	376,582
Woodside Finance Ltd., 4.600%, 05/10/21(a)	383,000	414,190

		3,772,896

Oil & Gas Services 0.6%
FMC Technologies, Inc., 3.450%, 10/01/22	116,000	114,050
Schlumberger Investment SA, 3.300%, 09/14/21(a)	292,000	306,331
Weatherford International Ltd., 5.125%, 09/15/20	174,000	169,434
Weatherford International Ltd., 5.950%, 04/15/42	319,000	280,395
Weatherford International Ltd., 6.500%, 08/01/36	349,000	319,409

		1,189,619

Pharmaceuticals 0.4%
Actavis Funding SCS, 4.750%, 03/15/45	235,000	249,771
Express Scripts Holding Co., 2.650%, 02/15/17	270,000	276,573
Novartis Securities Investment Ltd., 5.125%, 02/10/19	162,000	182,827

		709,171

Pipelines 0.8%
Boardwalk Pipelines LP, 4.950%, 12/15/24	117,000	117,924
Energy Transfer Partners LP, 4.900%, 02/01/24	68,000	72,865
EnLink Midstream Partners LP, 4.400%, 04/01/24	67,000	70,429
Enterprise Products Operating LLC, 3.350%, 03/15/23	70,000	70,763
Enterprise Products Operating LLC, 4.850%, 03/15/44	161,000	173,554
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	660,000	640,960
Phillips 66 Partners LP, 3.605%, 02/15/25	84,000	84,141
Phillips 66 Partners LP, 4.680%, 02/15/45	106,000	106,277

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	331,000	333,483

		1,670,396

Real Estate Investment Trust 0.7%
American Tower Corp., 3.500%, 01/31/23	291,000	288,450
American Tower Corp., 5.000%, 02/15/24	565,000	617,824
Digital Realty Trust LP, 5.875%, 02/01/20	472,000	535,293

		1,441,567

Retail 0.6%
Kohl’s Corp., 6.875%, 12/15/37	320,000	414,408
Wal-Mart Stores, Inc., 1.125%, 04/11/18	892,000	893,087

		1,307,495

Semiconductors 0.5%
Analog Devices, Inc., 3.000%, 04/15/16	131,000	133,712
Intel Corp., 1.950%, 10/01/16	226,000	230,250
TSMC Global Ltd., 1.625%, 04/03/18(a)	657,000	651,319

		1,015,281

Software 0.2%
Oracle Corp., 1.200%, 10/15/17	177,000	177,576
Oracle Corp., 2.375%, 01/15/19	219,000	225,014

		402,590

Telecommunication Services 1.6%
AT&T, Inc., 2.375%, 11/27/18	423,000	428,445
AT&T, Inc., 4.350%, 06/15/45	168,000	160,688
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	711,000	719,811
Cisco Systems, Inc., 2.125%, 03/01/19	366,000	373,494
Cisco Systems, Inc., 5.500%, 02/22/16	229,000	239,042
Verizon Communications, Inc., 5.012%, 08/21/54	1,271,000	1,318,777

		3,240,257

Transportation 0.6%
Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	802,000	878,844

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Transportation—continued
Union Pacific Corp., 4.150%, 01/15/45	232,000	250,452

		1,129,296

Total Corporate Bonds (Cost $47,464,366)		49,187,056

U.S. Government Agency Mortgages 28.3%
Federal Home Loan Mortgage Corporation
Pool #G14517, 2.500%, 07/01/27	1,176,440	1,209,340
Pool #J20118, 2.500%, 08/01/27	82,414	84,715
Pool #G14599, 2.500%, 11/01/27	133,692	137,429
Pool #G30614, 3.500%, 12/01/32	1,634,636	1,733,324
Pool #A12413, 5.000%, 08/01/33	150,100	167,122
Pool #G05052, 5.000%, 10/01/33	90,915	100,789
Pool #G01779, 5.000%, 04/01/35	200,677	223,272
Pool #G01838, 5.000%, 07/01/35	44,794	49,864
Pool #G01837, 5.000%, 07/01/35	788,323	877,279
Pool #A37619, 4.500%, 09/01/35	28,988	31,731
Pool #G04997, 5.000%, 01/01/37	51,645	57,404
Pool #G05254, 5.000%, 01/01/37	526,563	584,972
Pool #Q06160, 4.000%, 02/01/37	113,031	120,783
Pool #G03296, 6.000%, 09/01/37	401,943	463,522
Pool #G05326, 5.000%, 02/01/38	199,923	222,204
Pool #G04337, 5.500%, 04/01/38	55,302	62,093
Pool #G08347, 4.500%, 06/01/39	220,815	240,834
Pool #G08353, 4.500%, 07/01/39	1,414,047	1,542,379
Pool #G06079, 6.000%, 07/01/39	90,146	102,670
Pool #A87874, 4.000%, 08/01/39	313,572	339,764
Pool #A89148, 4.000%, 10/01/39	462,286	495,577

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A89384, 4.000%, 10/01/39	88,844	95,206
Pool #G08372, 4.500%, 11/01/39	822,743	897,549
Pool #A93101, 5.000%, 07/01/40	98,502	109,352
Pool #G06990, 5.500%, 08/01/40	857,564	961,805
Pool #A93996, 4.500%, 09/01/40	328,466	358,587
Pool #G06061, 4.000%, 10/01/40	666,218	717,732
Pool #A94362, 4.000%, 10/01/40	437,338	473,868
Pool #A94742, 4.000%, 11/01/40	72,196	78,007
Pool #A95084, 4.000%, 11/01/40	75,061	81,399
Pool #A95085, 4.000%, 11/01/40	573,148	614,226
Pool #A95796, 4.000%, 12/01/40	287,192	308,479
Pool #A95822, 4.000%, 12/01/40	713,124	770,611
Pool #A97047, 4.500%, 02/01/41	73,710	80,540
Pool #G06802, 4.500%, 10/01/41	620,226	676,484
Pool #G08499, 3.000%, 07/01/42	160,037	163,673
Pool #849167, 2.992%, 10/01/43(b)	1,134,205	1,176,309

		16,410,894

Federal National Mortgage Association
Pool #AM0322, 2.440%, 08/01/22	1,354,420	1,376,086
Pool #AM3353, 2.450%, 05/01/23	161,412	163,435
Pool #AM5146, 3.470%, 01/01/24	192,830	207,990
Pool #AM6713, 2.890%, 10/01/24	894,183	926,426
Pool #AM6855, 3.150%, 11/01/24	984,000	1,032,933
Pool #AM6979, 3.310%, 11/01/24	378,000	399,289
Pool #AM7528, 2.930%, 12/01/24	577,085	598,108
Pool #AM7421, 3.030%, 12/01/24	1,542,000	1,613,122

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AM7760, 3.090%, 01/01/25	740,910	778,466
Pool #AM8051, 2.680%, 02/01/25	1,200,000	1,216,256
Pool #AM8705, 2.570%, 04/01/25(d)	696,000	704,268
Pool #AM3933, 3.360%, 07/01/25	367,208	392,452
Pool #AB6472, 2.000%, 10/01/27	421,222	422,048
Pool #AQ1688, 2.000%, 12/01/27	948,017	949,876
Pool #AR1524, 2.000%, 01/01/28	885,489	887,227
Pool #AB1763, 4.000%, 11/01/30	147,772	159,133
Pool #MA0949, 3.500%, 01/01/32	200,858	212,357
Pool #AP9592, 3.500%, 10/01/32	1,130,562	1,201,252
Pool #MA1630, 4.000%, 10/01/33	216,844	234,156
Pool #745044, 4.500%, 08/01/35	256,503	281,610
Pool #878094, 6.000%, 04/01/36	1,105,910	1,275,576
Pool #190370, 6.000%, 06/01/36	399,604	456,919
Pool #AI7951, 4.500%, 08/01/36	333,783	365,787
Pool #890547, 4.000%, 11/01/36	849,878	911,843
Pool #AJ5974, 4.000%, 12/01/36	124,824	133,781
Pool #995082, 5.500%, 08/01/37	572,382	647,290
Pool #890248, 6.000%, 08/01/37	116,810	134,167
Pool #AB7572, 3.000%, 01/01/38	114,634	118,100
Pool #889529, 6.000%, 03/01/38	20,566	23,667
Pool #995243, 4.500%, 08/01/38	411,232	449,406
Pool #AU4728, 4.000%, 09/01/38	384,684	414,540
Pool #930672, 4.500%, 03/01/39	168,405	187,050
Pool #AC1877, 4.500%, 09/01/39	226,119	247,127

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AC2817, 4.000%, 10/01/39	121,488	129,920
Pool #AE0215, 4.000%, 12/01/39	188,757	201,825
Pool #932441, 4.000%, 01/01/40	1,135,118	1,213,577
Pool #AC9564, 4.500%, 02/01/40	317,106	349,540
Pool #AD1649, 4.000%, 03/01/40	208,306	223,121
Pool #AE0216, 4.000%, 08/01/40	430,585	461,309
Pool #AD8033, 4.000%, 08/01/40	78,986	84,677
Pool #AB1343, 4.500%, 08/01/40	732,217	809,457
Pool #AE4192, 4.000%, 10/01/40	624,678	677,519
Pool #AE4113, 4.000%, 10/01/40	129,870	140,010
Pool #AE0624, 4.000%, 11/01/40	224,524	241,382
Pool #AE4414, 4.000%, 11/01/40	683,021	732,429
Pool #AE5143, 4.000%, 11/01/40	94,879	101,752
Pool #AE9284, 4.000%, 11/01/40	171,572	183,975
Pool #MA0583, 4.000%, 12/01/40	160,441	171,999
Pool #AE0625, 4.000%, 12/01/40	211,037	230,248
Pool #AH3586, 4.000%, 01/01/41	434,007	465,316
Pool #MA0639, 4.000%, 02/01/41	316,478	339,264
Pool #AL0240, 4.000%, 04/01/41	509,136	552,332
Pool #AL0215, 4.500%, 04/01/41	1,105,520	1,211,545
Pool #AB3274, 4.500%, 07/01/41	1,542,844	1,705,783
Pool #MA1044, 3.000%, 04/01/42	502,975	515,491
Pool #AP4613, 4.000%, 08/01/42	478,469	515,632
Pool #AL4755, 3.090%, 02/01/44(b)	1,257,706	1,308,307
Pool #AW4685, 2.794%, 05/01/44(b)	384,083	397,364

		32,085,517

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Core Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Government National Mortgage Association
Pool #778882, 3.500%, 02/15/42	5,964,225	6,290,494
Pool #MA0154, 3.500%, 06/20/42	1,233,977	1,302,098
Pool #AB5640, 3.500%, 11/15/42	410,060	432,385
Pool #AE7700, 3.500%, 08/15/43	833,752	884,586

		8,909,563

Total U.S. Government Agency Mortgages (Cost $55,698,167)		57,405,974

U.S. Treasury Obligations 36.5%
U.S. Treasury Bond 3.5%
3.000%, 11/15/44	6,417,000	7,031,126

U.S. Treasury Notes 33.0%
0.375%, 04/15/15	10,390,000	10,390,810
0.875%, 02/28/17	22,432,000	22,573,950
0.625%, 09/30/17	3,272,000	3,263,565
1.500%, 01/31/19	380,000	384,928
1.500%, 10/31/19(e)	18,269,000	18,413,161
2.000%, 02/15/25	11,921,000	11,996,436

		67,022,850

Total U.S. Treasury Obligations (Cost $73,311,828)		74,053,976

Foreign Government Bonds 1.1%
Sovereign 1.1%
Brazilian Government International Bond, 7.125%, 01/20/37	633,000	751,687
Indonesia Government International Bond, 6.625%, 02/17/37(a)	621,000	752,962
Mexico Government International Bond, 5.550%, 01/21/45	278,000	325,955

	Shares or Principal Amount($)	Value($)
Sovereign—continued
Turkey Government International Bond, 6.875%, 03/17/36	303,000	375,272

Total Foreign Government Bonds (Cost $2,087,895)		2,205,876

Money Market Fund 2.4%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(f)	4,868,391	4,868,391

Total Money Market Fund (Cost $4,868,391)		4,868,391

Total Investments (Cost $202,110,842) — 102.0%		206,877,578
Liabilities in Excess of Other Assets — (2.0)%		(4,071,559)

Net Assets — 100.0%		$202,806,019

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 11.4% of net assets as of March 31, 2015.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(c)	Less than 0.05% of Net Assets.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

MTN	—	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Corporate Bond Fund

	Shares or Principal Amount($)	Value($)

Corporate Bonds 84.5%
Aerospace/Defense 0.9%
L-3 Communications Corp., 3.950%, 05/28/24	313,000	321,234

Agriculture 1.3%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	450,000	456,486

Airlines 2.6%
American Airlines Pass Through Trust, Series 2013-2, 4.950%, 07/15/24	445,098	487,382
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 10/11/27, Series A	395,000	416,725

		904,107

Auto Manufacturers 2.1%
Ford Motor Credit Co. LLC, 2.145%, 01/09/18	200,000	202,284
General Motors Co., 5.200%, 04/01/45	356,000	386,380
Harley-Davidson Financial Services, Inc., 2.150%, 02/26/20(a)	133,000	133,789

		722,453

Auto Parts & Equipment 1.1%
Delphi Corp., 4.150%, 03/15/24	223,000	237,065
Lear Corp., 4.750%, 01/15/23	135,000	135,675

		372,740

Banks 15.6%
Bank of America Corp., 1.700%, 08/25/17, MTN	292,000	293,129
Bank of America Corp., 4.250%, 10/22/26, MTN	248,000	256,021
Bank of America Corp., Series L, 2.600%, 01/15/19, Series L	375,000	381,672
Citigroup, Inc., 2.500%, 09/26/18	553,000	563,839
Citigroup, Inc., 4.950%, 11/07/43	257,000	296,988
Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25(a)	418,000	422,888
Goldman Sachs Group, Inc. (The), 2.550%, 10/23/19	381,000	386,296
Goldman Sachs Group, Inc. (The), 2.625%, 01/31/19	156,000	159,380
ING Bank NV, 1.800%, 03/16/18(a)	200,000	201,239

	Shares or Principal Amount($)	Value($)

Banks—continued
JPMorgan Chase & Co., 2.250%, 01/23/20	340,000	340,728
KeyBank NA, 1.650%, 02/01/18	299,000	300,283
Morgan Stanley, 2.650%, 01/27/20	316,000	320,399
Morgan Stanley, 4.300%, 01/27/45	113,000	117,094
Morgan Stanley, Series F, 3.875%, 04/29/24	292,000	307,062
UBS AG, 2.375%, 08/14/19, MTN	555,000	559,426
US Bancorp, 3.600%, 09/11/24, MTN	421,000	439,212

		5,345,656

Beverages 1.2%
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	392,000	400,600

Biotechnology 0.7%
Celgene Corp., 4.625%, 05/15/44	101,000	107,434
Gilead Sciences, Inc., 4.500%, 02/01/45	117,000	129,217

		236,651

Commercial Services 3.2%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	287,000	294,609
ERAC USA Finance LLC, 2.800%, 11/01/18(a)	353,000	363,218
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	143,000	144,668
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	251,000	286,391

		1,088,886

Computers 1.5%
Apple, Inc., 2.850%, 05/06/21	501,000	522,006

Diversified Financial Services 7.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.750%, 05/15/17(a)	448,000	443,520
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	387,000	422,011
General Electric Capital Corp., 3.450%, 05/15/24, MTN	383,000	403,348
Lazard Group LLC, 3.750%, 02/13/25	363,000	358,003
Lazard Group LLC, 4.250%, 11/14/20	367,000	392,223
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	266,000	270,042

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
TD Ameritrade Holding Corp., 2.950%, 04/01/22	175,000	177,929

		2,467,076

Electric 3.4%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	137,000	178,582
Dominion Resources, Inc., 1.950%, 08/15/16	189,000	191,244
Exelon Generation Co. LLC, 6.200%, 10/01/17	226,000	250,339
FirstEnergy Transmission LLC, 5.450%, 07/15/44(a)	339,000	381,622
Pacific Gas & Electric Co., 5.125%, 11/15/43	124,000	149,356

		1,151,143

Electronics 1.0%
Thermo Fisher Scientific, Inc., 5.300%, 02/01/44	283,000	338,024

Healthcare-Products 1.2%
Becton Dickinson and Co., 4.685%, 12/15/44	87,000	94,545
Medtronic, Inc., 3.500%, 03/15/25(a)	86,000	89,903
Medtronic, Inc., 4.625%, 03/15/45(a)	195,000	221,027

		405,475

Healthcare-Services 2.4%
Roche Holdings, Inc., 2.250%, 09/30/19(a)	822,000	834,032

Insurance 4.4%
American International Group, Inc., 5.850%, 01/16/18, MTN	241,000	269,230
Arch Capital Group US, Inc., 5.144%, 11/01/43	319,000	352,478
AXIS Specialty Finance PLC, 5.150%, 04/01/45	171,000	190,913
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	157,000	166,278
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	140,000	152,942
TIAA Asset Management Finance Co. LLC, 2.950%, 11/01/19(a)	73,000	74,817
TIAA Asset Management Finance Co. LLC, 4.125%, 11/01/24(a)	185,000	195,267
XLIT Ltd., 4.450%, 03/31/25	89,000	89,576

		1,491,501

	Shares or Principal Amount($)	Value($)

Media 1.8%
Comcast Corp., 4.650%, 07/15/42	139,000	154,942
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 01/15/25	82,000	84,483
Sky PLC, 2.625%, 09/16/19(a)	200,000	203,105
Time Warner Cable, Inc., 4.500%, 09/15/42	168,000	172,328

		614,858

Mining 2.7%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	135,000	135,199
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	354,000	369,368
Barrick North America Finance LLC, 5.750%, 05/01/43	149,000	154,543
Newmont Mining Corp., 6.250%, 10/01/39	269,000	273,806

		932,916

Miscellaneous Manufacturer 1.3%
General Electric Co., 4.125%, 10/09/42	169,000	178,371
General Electric Co., 5.250%, 12/06/17	239,000	263,829

		442,200

Oil & Gas 5.8%
Continental Resources, Inc., 3.800%, 06/01/24	400,000	368,696
Ensco PLC, 4.500%, 10/01/24	41,000	39,739
Ensco PLC, 5.750%, 10/01/44	110,000	106,537
Exxon Mobil Corp., 1.912%, 03/06/20	278,000	280,701
Helmerich & Payne International Drilling Co., 4.650%, 03/15/25(a)	279,000	288,936
Marathon Petroleum Corp., 3.625%, 09/15/24	41,000	41,467
Marathon Petroleum Corp., 5.000%, 09/15/54	282,000	283,038
Noble Holding International Ltd., 4.625%, 03/01/21	39,000	36,871
Woodside Finance Ltd., 3.650%, 03/05/25(a)	128,000	126,849
Woodside Finance Ltd., 4.600%, 05/10/21(a)	369,000	399,050

		1,971,884

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Oil & Gas Services 1.8%
FMC Technologies, Inc., 3.450%, 10/01/22	75,000	73,739
Weatherford International Ltd., 5.125%, 09/15/20	112,000	109,061
Weatherford International Ltd., 5.950%, 04/15/42	164,000	144,153
Weatherford International Ltd., 6.500%, 08/01/36	313,000	286,461

		613,414

Pharmaceuticals 1.6%
Actavis Funding SCS, 4.750%, 03/15/45	131,000	139,234
Express Scripts Holding Co., 2.650%, 02/15/17	416,000	426,127

		565,361

Pipelines 4.0%
Boardwalk Pipelines LP, 4.950%, 12/15/24	70,000	70,553
Energy Transfer Partners LP, 4.900%, 02/01/24	36,000	38,576
EnLink Midstream Partners LP, 4.400%, 04/01/24	36,000	37,842
Enterprise Products Operating LLC, 3.350%, 03/15/23	37,000	37,403
Enterprise Products Operating LLC, 4.850%, 03/15/44	112,000	120,733
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	506,000	491,403
NuStar Logistics LP, 4.800%, 09/01/20	300,000	294,750
Phillips 66 Partners LP, 3.605%, 02/15/25	45,000	45,076
Phillips 66 Partners LP, 4.680%, 02/15/45	57,000	57,149
Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	176,000	177,320

		1,370,805

Real Estate Investment Trust 3.1%
American Tower Corp., 3.500%, 01/31/23	288,000	285,477
American Tower Corp., 5.000%, 02/15/24	325,000	355,386
Digital Realty Trust LP, 5.250%, 03/15/21	184,000	204,784
Digital Realty Trust LP, 5.875%, 02/01/20	185,000	209,807

		1,055,454

	Shares or Principal Amount($)	Value($)
Retail 2.9%
Kohl’s Corp., 6.875%, 12/15/37	177,000	229,219
Wal-Mart Stores, Inc., 1.950%, 12/15/18	530,000	541,692
Wesfarmers Ltd., 1.874%, 03/20/18(a)	228,000	229,442

		1,000,353

Semiconductors 2.1%
Analog Devices, Inc., 3.000%, 04/15/16	203,000	207,203
TSMC Global Ltd., 1.625%, 04/03/18(a)	531,000	526,409

		733,612

Telecommunication Services 5.7%
AT&T, Inc., 2.375%, 11/27/18	319,000	323,106
AT&T, Inc., 4.350%, 06/15/45	56,000	53,563
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	386,000	390,784
Cisco Systems, Inc., 2.125%, 03/01/19	227,000	231,648
Verizon Communications, Inc., 5.012%, 08/21/54	907,000	941,094

		1,940,195

Transportation 1.9%
Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	483,000	529,279
Union Pacific Corp., 4.150%, 01/15/45	128,000	138,181

		667,460

Total Corporate Bonds (Cost $28,148,765)		28,966,582

Money Market Fund 4.6%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	1,568,492	1,568,492

Total Money Market Fund (Cost $1,568,492)		1,568,492

Total Investments (Cost $29,717,257) — 89.1%		30,535,074
Other Assets in Excess of Liabilities — 10.9%		3,733,894

Net Assets — 100.0%		$34,268,968

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 22.0% of net assets as of March 31, 2015.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Corporate Bond Fund — concluded

Investment Abbreviations

MTN	—	Medium Term Note

At March 31, 2015, the Fund’s open credit default swap contracts were as follows:

OTC Credit Default Swap Contracts — Buy Protection

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Upfront Payment Made	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria	Credit Suisse First Boston	$370,000	1.000%	03/20/20	$(3,449)	$(2,930)	$519
Intesa Sanpaolo SpA	Credit Suisse First Boston	370,000	1.000	03/20/20	(1,820)	(3,995)	(2,175)

					$(5,269)	$(6,925)	$(1,656)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2015.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Georgia Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 95.7%
Alabama 0.5%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	640,000	651,654

Georgia 89.3%
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/27	2,885,000	3,375,046
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/29	1,690,000	1,928,932
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32	1,425,000	1,665,298
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38	4,000,000	4,560,800
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33	3,000,000	3,470,940
Atlanta Airport Passenger Facility Charge, Series B, RB, 5.000%, 01/01/21	2,000,000	2,327,720
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/23	2,500,000	2,876,050
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/42	2,235,000	2,510,553
Atlanta Development Authority, Series A, RB, 4.375%, 09/01/36, Pre-refunded 09/01/2015 @ 100, XLCA	1,000,000	1,017,390
Atlanta GA Water & Wastewater Revenue, RB, 5.000%, 11/01/40	5,000,000	5,756,350
Barrow County, GO, 5.000%, 10/01/25, Pre-refunded 10/01/2015 @ 100, NATL-RE	2,000,000	2,047,840
Carroll County Water Authority, Water & Sewerage, RB, 5.250%, 07/01/22, Pre-refunded 07/01/2015 @ 100, AGM	150,000	151,892

	Shares or Principal Amount($)	Value($)
Georgia—continued
Clarke County Hospital Authority, Athens Regional Medical Center, RB, 5.000%, 01/01/32	1,180,000	1,344,055
College Park Business & Industrial Development Authority, RB, 5.250%, 09/01/19, AMBAC	565,000	602,782
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.000%, 10/01/22	1,000,000	1,196,820
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.250%, 10/01/23	1,500,000	1,805,895
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29	5,300,000	6,099,717
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, AMBAC	135,000	135,880
Forsyth County, GO, 5.000%, 03/01/25	6,825,000	7,775,586
Forsyth County School District, GO, 5.000%, 02/01/20	3,385,000	3,980,760
Forsyth County Water & Sewerage Authority, RB, 5.000%, 04/01/41	2,000,000	2,366,140
Forsyth County Water & Sewerage Authority, RB, 5.000%, 04/01/44	3,500,000	4,134,060
Fulton County Development Authority, 5.000%, 05/01/39	5,145,000	5,922,409
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.000%, 10/01/42	3,025,000	3,413,471
Fulton County Development Authority, RB, 5.000%, 10/01/22	750,000	896,468
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series B, RB, 5.250%, 03/15/24	1,300,000	1,459,458
Fulton County School District, GO, 6.375%, 05/01/15	1,500,000	1,507,785
Fulton County Water & Sewerage Revenue, RB, 5.000%, 01/01/18	1,600,000	1,778,688
Georgia State, Series B, GO, 5.000%, 10/01/16	2,000,000	2,138,520

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Georgia Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Georgia—continued
Georgia State, Series D, GO, 5.000%, 05/01/15	600,000	602,454
Georgia State, Series E, GO, 5.000%, 08/01/22, Pre-refunded 08/01/2017 @ 100	1,450,000	1,595,392
Georgia State, Series G, GO, 5.000%, 11/01/16	1,620,000	1,737,644
Georgia State, Series H, GO, 5.000%, 12/01/16	1,500,000	1,613,910
Greene County Development Authority, RB, 5.000%, 11/15/37	2,955,000	3,342,016
Gwinnett County Water & Sewerage Authority, RB, 5.000%, 08/01/25, Country Guaranteed	3,000,000	3,598,650
Habersham County School District, GO, 5.000%, 04/01/21, Pre-refunded 04/01/2016 @ 100, NATL-RE State Aid Withholding	2,655,000	2,780,183
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100,000	2,517,648
Lincoln County School District, GO, 5.500%, 04/01/37, State Aid Withholding	1,000,000	1,170,020
Municipal Electric Authority of Georgia, RB, 5.000%, 01/01/30	1,000,000	1,153,780
Municipal Electric Authority of Georgia, Series A, RB, 5.000%, 01/01/21	3,845,000	4,523,335
Private Colleges & Universities Authority, Emory University, Series A, RB, 5.000%, 10/01/43	5,250,000	6,032,670
Private Colleges & Universities Authority, Emory University, Series C, RB, 5.250%, 09/01/39	2,000,000	2,276,440
Private Colleges & Universities Authority, Savannah College Of Art & Design, RB, 5.000%, 04/01/30	1,000,000	1,119,050
Private Colleges & Universities Authority, Savannah College Of Art & Design, RB, 5.000%, 04/01/44	3,500,000	3,854,060

	Shares or Principal Amount($)	Value($)
Georgia—continued
Richmond County Board of Education, GO, 5.000%, 10/01/15, State Aid Withholding	1,985,000	2,033,295
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40	2,510,000	2,850,205

		121,048,057

Illinois 0.6%
Chicago, Series A, GO, 5.250%, 01/01/33	860,000	885,465

New York 1.5%
New York City Water & Sewer System, Series EE, RB, 5.000%, 06/15/47	1,750,000	1,985,130

North Carolina 2.0%
North Carolina Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,700,000	1,837,615
North Carolina Eastern Municipal Power Agency, Series B, RB, 6.250%, 01/01/23	680,000	869,367

		2,706,982

South Carolina 1.8%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	2,000,000	2,422,020

Total Municipal Bonds (Cost $121,775,517)		129,699,308

Money Market Fund 4.0%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(b)	5,480,007	5,480,007

Total Money Market Fund (Cost $5,480,007)		5,480,007

Total Investments (Cost $127,255,524) — 99.7%		135,179,315
Other Assets in Excess of Liabilities — 0.3%		339,051

Net Assets — 100.0%		$135,518,366

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2015.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Georgia Tax-Exempt Bond Fund — concluded

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
XLCA	—	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Grade Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 87.8%
Alabama 4.9%
Baldwin County Board of Education, RB, 5.000%, 06/01/32	1,000,000	1,168,540
Birmingham, Series A, GO, 0.000%, 03/01/37(a)	2,000,000	2,014,900
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC	2,000,000	2,338,320

		5,521,760

Alaska 2.1%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(b)	2,000,000	2,389,180

California 13.7%
California State, GO, 5.000%, 03/01/45	2,000,000	2,314,840
California State, GO, 6.500%, 04/01/33(b)	2,000,000	2,425,880
Port of Los Angeles, Series A, AMT, RB, 5.000%, 08/01/44	3,000,000	3,365,700
Riverside Unified School District Financing Authority, 5.000%, 09/01/34, BAM	1,470,000	1,669,200
San Francisco CA Public Utilities Commission Water Revenue, RB, 5.000%, 11/01/36(c)	1,500,000	1,765,050
Santa Clara Valley Transportation Authority, Series A, RB, 5.000%, 04/01/35	2,000,000	2,369,960
Santa Clara Valley Transportation Authority, Series A, RB, 5.000%, 04/01/36	1,250,000	1,478,837

		15,389,467

District of Columbia 2.1%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(b)	2,000,000	2,351,140

Florida 9.9%
Lake County School Board, Series A, COP, 5.000%, 06/01/29, AGM	1,000,000	1,154,010

	Shares or Principal Amount($)	Value($)
Florida—continued
Miami-Dade County School Board Foundation, Inc., Series A, COP, 5.000%, 05/01/25	1,000,000	1,203,160
Miami-Dade County School Board Foundation, Inc., Series A, COP, 5.000%, 05/01/32	5,000,000	5,691,700
Orlando FL Contract Tourist DE, Series A, RB, 5.250%, 11/01/32	1,000,000	1,189,970
Polk County Public Facilities, RB, 5.000%, 12/01/28	1,595,000	1,886,470

		11,125,310

Georgia 6.5%
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36	1,250,000	1,482,913
Gwinnett County School District, GO, 5.000%, 02/01/35	3,000,000	3,621,450
Private Colleges & Universities Authority, RB, 5.000%, 04/01/31	1,000,000	1,114,950
Private Colleges & Universities Authority, RB, 5.000%, 04/01/33	1,000,000	1,108,440

		7,327,753

Guam 1.0%
Guam Power Authority, Series A, RB, 5.000%, 10/01/31	1,000,000	1,126,370

Idaho 2.6%
Idaho Health Facilities Authority, Series A, RB, 6.750%, 11/01/37(b)	2,500,000	2,917,100

Illinois 2.0%
Chicago IL Waterworks Revenue, RB, 5.000%, 11/01/33	1,000,000	1,122,070
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	1,000,000	1,175,480

		2,297,550

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Grade Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Kansas 1.6%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(b)	1,500,000	1,748,565

Kentucky 2.5%
Kentucky Municipal Power Agency, Series A, RB, 5.000%, 09/01/42, Pre-refunded 07/01/2019 @ 100, NATL-RE(c)	2,500,000	2,774,175

Maine 2.7%
Maine State Turnpike Authority, RB, 6.000%, 07/01/38(b)	2,500,000	2,995,700

Massachusetts 1.6%
Commonwealth of Massachusetts, Series A, GO, 5.000%, 04/01/25	1,500,000	1,797,570

Missouri 1.6%
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 12/01/31(c)	1,500,000	1,738,335

Nebraska 2.1%
Lincoln NE Electric System Revenue, Series A, RB, 5.000%, 09/01/35	2,000,000	2,375,220

New Jersey 2.0%
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38(b)	1,955,000	2,240,860

New York 5.9%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	1,000,000	1,132,120
Port Authority of New York & New Jersey, RB, 5.000%, 09/01/39	2,500,000	2,907,475
Sales Tax Asset Receivable Corp., Series A, RB, 5.000%, 10/15/31	2,150,000	2,591,481

		6,631,076

	Shares or Principal Amount($)	Value($)
North Carolina 1.1%
University of North Carolina at Charlotte, RB, 5.000%, 04/01/40(c)	1,100,000	1,258,180

Ohio 1.1%
Ohio State, Series A, RB, 5.000%, 04/01/30	1,000,000	1,184,980

Oregon 6.4%
Oregon State, Series F, GO, 5.000%, 05/01/32	2,000,000	2,401,680
Oregon State, Series F, GO, 5.000%, 05/01/39	2,000,000	2,361,040
Oregon State Department of Transportation, Series A, RB, 5.000%, 11/15/29	2,000,000	2,417,600

		7,180,320

Texas 12.7%
Arlington Higher Education Finance Corp., Series A, RB, 5.000%, 08/15/39, PSF-GTD	1,000,000	1,151,720
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(b)	4,000,000	4,622,960
Spring Branch Independent School District, Series B, GO, 5.000%, 02/01/20, PSF-GTD	2,000,000	2,340,480
Texas State, Series C, GO, 5.250%, 08/01/16	2,500,000	2,664,875
United Independent School District, GO, 5.000%, 08/15/44, PSF-GTD(b)	3,000,000	3,497,610

		14,277,645

Washington 1.7%
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, BHAC(b)	1,635,000	1,897,254

Total Municipal Bonds (Cost $93,589,488)		98,545,510

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Grade Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 17.9%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	20,150,140	20,150,140

Total Money Market Fund (Cost $20,150,140)		20,150,140

Total Investments (Cost $113,739,628) — 105.7%		118,695,650
Liabilities in Excess of Other Assets — (5.7)%		(6,436,146)

Net Assets — 100.0%		$112,259,504

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2015.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
BAM	—	Build America Mutual Assurance Company
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
COP	—	Certificate of Participation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 5.7%
Aerospace/Defense 0.1%
DAE Aviation Holdings, Inc., 2nd Lien Term Loan, 7.750%, 08/05/19(a)(b)	770,000	770,963

Diversified Financial Services 0.2%
Affinion Group, Inc., 2nd Lien Term Loan, 8.500%, 10/12/18(a)(b)(c)	2,425,000	2,121,438

Electric 0.2%
Texas Competitive Electric Holdings Company LLC, Extended Term Loan, 4.662%, 10/10/17(a)(b)(d)	3,240,000	1,943,190

Energy 0.7%
CITGO Holding, Inc., 2015 Term Loan B, 9.500%, 05/12/18(a)(b)	2,693,250	2,677,548
Templar Energy LLC, New 2nd Lien Term Loan, 8.500%, 11/25/20(a)(b)	4,880,000	3,296,050

		5,973,598

Food 0.2%
Rite Aid Corporation, 02/10/16(b)(c)(e)	1,360,000	1,373,600

Health Care 0.3%
Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21(a)(b)	76,052	76,405
inVentiv Health, Inc., Term Loan B4, 7.750%, 05/15/18(a)(b)	2,250,000	2,256,570

		2,332,975

Healthcare-Services 0.2%
Tenet Healthcare Corporation, Unsecured Bridge Loan, 03/22/16(b)(c)(e)	1,312,500	1,312,500
Tenet Healthcare Corporation, Secured Bridge Loan, 03/22/16(b)(c)(e)	437,500	437,500

		1,750,000

Information Technology 0.3%
Presidio, Inc. (new), 2015 Term Loan B, 6.250%, 02/02/22(a)(b)	2,160,000	2,151,900

	Shares or Principal Amount($)	Value($)
Insurance 0.5%
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)	4,360,000	4,374,170

Lodging 0.3%
Caesars Entertainment Operating Company, Extended Term Loan B6, 7.005%, 03/01/17(a)(b)(d)	2,588,319	2,373,980

Media 0.5%
Clear Channel Communications, Inc., Term Loan D, 6.928%, 01/30/19(a)(b)	4,620,000	4,386,921

Mining 0.5%
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 3.750%, 06/30/19(a)(b)	4,578,380	4,126,723

Retail 1.4%
J.C. Penney Corporation, Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	2,144,151	2,137,633
Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21(a)(b)	1,871,587	1,782,686
Sears Holding Corporation, Term Loan, 5.500%, 06/30/18(a)(b)	3,964,041	3,900,854
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.750%, 04/24/20(a)(b)	4,294,798	3,988,192

		11,809,365

Telecommunication Services 0.3%
Virgin Media Bristol LLC, USD Term Loan B, 3.500%, 06/07/20(a)(b)	2,209,682	2,205,550

Total Bank Loans (Cost $50,148,193)		47,694,373

Corporate Bonds 82.5%
Aerospace/Defense 1.3%
TransDigm, Inc., 6.000%, 07/15/22	4,070,000	4,070,000
TransDigm, Inc., 6.500%, 07/15/24	4,070,000	4,090,350
Triumph Group, Inc., 5.250%, 06/01/22	2,930,000	2,878,725

		11,039,075

Airlines 1.5%
Air Canada, 7.750%, 04/15/21(b)	1,255,000	1,342,850

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Airlines—continued
Air Canada, 8.750%, 04/01/20(b)	4,285,000	4,756,350
American Airlines Pass Through Trust, Series 2013-2, Cl B, 5.600%, 07/15/20(b)	3,808,711	3,980,103
United Airlines Pass Through Trust, Series 2014-1, Cl B, 4.750%, 04/11/22	2,494,000	2,531,410

		12,610,713

Auto Manufacturers 0.0%(a)(f)
General Motors Co. Escrow, 7.200%(d)(g)(h)(i)(j)	17,182,000	—
General Motors Co. Escrow, 8.375%(d)(g)(h)(i)(j)	36,800,000	—

		—

Banks 0.9%
CIT Group, Inc., 5.375%, 05/15/20	4,100,000	4,315,250
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(b)	3,000,000	2,857,500

		7,172,750

Building Materials 1.2%
Cemex Finance LLC, 9.375%, 10/12/22(b)	1,570,000	1,781,950
Cemex SAB de CV, 5.700%, 01/11/25(b)	4,150,000	4,093,975
Cemex SAB de CV, 7.250%, 01/15/21(b)	945,000	1,008,787
US Concrete, Inc., 8.500%, 12/01/18	1,330,000	1,406,475
USG Corp., 5.875%, 11/01/21(b)	1,730,000	1,838,125

		10,129,312

Chemicals 0.2%
Nufarm Australia Ltd., 6.375%, 10/15/19(b)	1,685,000	1,706,063

Coal 1.0%
CONSOL Energy, Inc., 5.875%, 04/15/22	4,300,000	3,891,500
Natural Resource Partners LP/NRP Finance Corp., 9.125%, 10/01/18	1,862,000	1,768,900
Peabody Energy Corp., 10.000%, 03/15/22(b)	3,124,000	2,780,360

		8,440,760

	Shares or Principal Amount($)	Value($)
Commercial Services 5.1%
Alliance Data Systems Corp., 5.375%, 08/01/22(b)	2,990,000	2,982,525
Cenveo Corp., 6.000%, 08/01/19(b)	4,900,000	4,593,750
Cenveo Corp., 11.500%, 05/15/17(g)	3,310,000	3,310,000
Harland Clarke Holdings Corp., 6.875%, 03/01/20(b)(k)	1,680,000	1,709,400
Harland Clarke Holdings Corp., 9.250%, 03/01/21(b)(k)	5,465,000	5,301,050
Harland Clarke Holdings Corp., 9.750%, 08/01/18(b)(k)	7,912,000	8,366,940
Hertz Corp. (The), 5.875%, 10/15/20	3,030,000	3,113,325
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(b)	4,577,000	4,863,062
Quad/Graphics, Inc., 7.000%, 05/01/22(b)	4,155,000	3,999,188
TMS International Corp., 7.625%, 10/15/21(b)	4,350,000	4,350,000

		42,589,240

Computers 0.7%
j2 Global, Inc., 8.000%, 08/01/20	1,845,000	1,992,600
Project Homestake Merger Corp., 8.875%, 03/01/23(b)	3,820,000	3,829,550

		5,822,150

Diversified Financial Services 7.0%
Ally Financial, Inc., 4.125%, 03/30/20	3,710,000	3,686,812
Ally Financial, Inc., 5.125%, 09/30/24	3,615,000	3,727,969
Ally Financial, Inc., 7.500%, 09/15/20	2,404,000	2,815,685
Ally Financial, Inc., 8.000%, 03/15/20	619,000	738,158
CNG Holdings, Inc., 9.375%, 05/15/20(b)	2,980,000	2,138,150
Community Choice Financial, Inc., 10.750%, 05/01/19	1,360,000	724,200
DFC Finance Corp., 10.500%, 06/15/20(b)	4,485,000	3,509,512
Enova International, Inc., 9.750%, 06/01/21(b)	1,585,000	1,505,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	4,700,000	4,882,360

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
International Lease Finance Corp., 6.250%, 05/15/19	2,450,000	2,676,625
International Lease Finance Corp., 8.250%, 12/15/20	7,415,000	9,027,762
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(b)	2,960,000	2,871,200
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	3,171,000	3,075,870
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	3,365,000	3,230,400
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	2,475,000	2,536,875
Navient Corp., 4.875%, 06/17/19, MTN	2,600,000	2,593,500
Navient Corp., 5.000%, 10/26/20	2,010,000	1,972,313
Navient Corp., 5.500%, 01/15/19, MTN	1,190,000	1,213,800
Navient Corp., 6.125%, 03/25/24, MTN	3,550,000	3,408,000
Walter Investment Management Corp., 7.875%, 12/15/21(g)	2,640,000	2,362,800

		58,697,741

Electric 2.8%
Calpine Corp., 5.500%, 02/01/24	3,150,000	3,177,562
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.750%, 11/01/19(b)	3,845,000	3,979,575
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.375%, 11/01/22(b)	2,415,000	2,538,769
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.625%, 11/01/24(b)	1,605,000	1,681,238
Dynegy, Inc., 5.875%, 06/01/23	1,495,000	1,453,888
GenOn Energy, Inc., 9.500%, 10/15/18	4,610,000	4,702,200
GenOn Energy, Inc., 9.875%, 10/15/20	1,010,000	1,022,625
NRG Energy, Inc., 6.250%, 05/01/24	4,855,000	4,891,412

		23,447,269

	Shares or Principal Amount($)	Value($)
Electrical Components & Equipment 0.2%
Zebra Technologies Corp., 7.250%, 10/15/22(b)	1,885,000	2,031,088

Engineering & Construction 0.6%
Aguila 3 SA, 7.875%, 01/31/18(b)	5,000,000	5,000,000

Entertainment 1.1%
Gibson Brands, Inc., 8.875%, 08/01/18(b)	2,647,000	2,650,309
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(b)	3,975,000	4,193,625
WMG Acquisition Corp., 5.625%, 04/15/22(b)	2,378,000	2,386,917

		9,230,851

Food 2.1%
Pilgrim’s Pride Corp., 5.750%, 03/15/25(b)	2,015,000	2,060,337
Post Holdings, Inc., 6.000%, 12/15/22(b)	1,570,000	1,515,050
Post Holdings, Inc., 6.750%, 12/01/21(b)	6,105,000	6,166,050
Post Holdings, Inc., 7.375%, 02/15/22	5,125,000	5,304,375
SUPERVALU, Inc., 7.750%, 11/15/22	2,265,000	2,412,225

		17,458,037

Forest Products & Paper 0.5%
Resolute Forest Products, Inc., 5.875%, 05/15/23	3,984,000	3,828,624

Gas 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	2,087,000	2,045,260

Healthcare-Products 1.1%
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	1,355,000	1,466,787
Physio-Control International, Inc., 9.875%, 01/15/19(b)	5,000,000	5,312,500
Teleflex, Inc., 5.250%, 06/15/24(b)	2,248,000	2,292,960

		9,072,247

Healthcare-Services 2.4%
HCA Holdings, Inc., 6.250%, 02/15/21	4,230,000	4,573,476
HCA, Inc., 6.500%, 02/15/20	1,215,000	1,368,090
MedImpact Holdings, Inc., 10.500%, 02/01/18(b)	4,240,000	4,462,600

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare-Services—continued
Tenet Healthcare Corp., 6.000%, 10/01/20	4,305,000	4,563,300
Tenet Healthcare Corp., 8.125%, 04/01/22	3,660,000	4,035,150
WellCare Health Plans, Inc., 5.750%, 11/15/20	1,280,000	1,344,000

		20,346,616

Holding Companies-Diversified 0.4%
Argos Merger Sub, Inc., 7.125%, 03/15/23(b)	3,255,000	3,372,994

Home Builders 1.4%
DR Horton, Inc., 4.000%, 02/15/20	4,120,000	4,177,680
K Hovnanian Enterprises, Inc., 8.000%, 11/01/19(b)	2,310,000	2,229,150
Shea Homes LP/Shea Homes Funding Corp., 5.875%, 04/01/23(b)	1,665,000	1,694,137
Shea Homes LP/Shea Homes Funding Corp., 6.125%, 04/01/25(b)	1,665,000	1,677,488
Standard Pacific Corp., 5.875%, 11/15/24	2,200,000	2,260,500

		12,038,955

Household Products/Wares 0.1%
Century Intermediate Holding Co. 2, PIK, 9.750%, 02/15/19(b)	863,000	916,938

Insurance 0.8%
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(a)(b)	2,710,000	2,303,500
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(a)	1,825,000	1,560,375
Hub Holdings LLC/Hub Holdings Finance, Inc., PIK, 8.125%, 07/15/19(b)	3,120,000	3,096,600

		6,960,475

Internet 1.0%
Zayo Group LLC/Zayo Capital Inc., 8.125%, 01/01/20	2,700,000	2,855,250
Zayo Group LLC/Zayo Capital, Inc., 6.000%, 04/01/23(b)	5,860,000	5,889,300

		8,744,550

Leisure Time 0.5%
NCL Corp. Ltd., 5.250%, 11/15/19(b)	1,175,000	1,204,375

	Shares or Principal Amount($)	Value($)
Leisure Time—continued
Viking Cruises Ltd., 8.500%, 10/15/22(b)	2,860,000	3,181,750

		4,386,125

Lodging 1.0%
Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	2,450,000	2,431,625
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(b)(k)	3,745,000	3,304,963
Golden Nugget Escrow, Inc., 8.500%, 12/01/21(b)	2,490,000	2,552,250

		8,288,838

Media 6.3%
Block Communications, Inc., 7.250%, 02/01/20(b)	2,690,000	2,737,075
CCO Holdings LLC/Cap Corp., 5.750%, 09/01/23	2,465,000	2,575,925
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21(b)	230,000	229,713
DISH DBS Corp., 5.125%, 05/01/20	1,910,000	1,924,325
DISH DBS Corp., 5.875%, 07/15/22(k)	7,435,000	7,555,819
DISH DBS Corp., 6.750%, 06/01/21	1,410,000	1,501,650
iHeartCommunications, Inc., 9.000%, 03/01/21	2,145,000	2,053,837
iHeartCommunications, Inc., 10.625%, 03/15/23(b)	2,340,000	2,340,000
iHeartCommunications, Inc., PIK, 14.000%, 02/01/21(l)	5,042,697	3,992,135
Lee Enterprises, Inc., 9.500%, 03/15/22(b)	1,375,000	1,419,688
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21	825,000	911,625
MHGE Parent LLC/MHGE Parent Finance, Inc., 8.500%, 08/01/19(b)	3,085,000	3,100,425
Numericable-SFR, 6.000%, 05/15/22(b)	3,300,000	3,341,250
Numericable-SFR, 6.250%, 05/15/24(b)	2,450,000	2,480,625
Sinclair Television Group, Inc., 5.625%, 08/01/24(b)	2,615,000	2,660,762

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Sirius XM Radio, Inc., 6.000%, 07/15/24(b)	2,530,000	2,656,500
Townsquare Media, Inc., 6.500%, 04/01/23(b)(c)	849,000	853,245
Townsquare Radio LLC/Townsquare Radio, Inc., 9.000%, 04/01/19(b)	1,870,000	1,993,158
Univision Communications, Inc., 6.750%, 09/15/22(b)	2,784,000	2,985,840
VTR Finance BV, 6.875%, 01/15/24(b)	3,000,000	3,112,500
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 07/15/19	2,410,000	2,590,750

		53,016,847

Metal Fabricate/Hardware 0.2%
JMC Steel Group, Inc., 8.250%, 03/15/18(b)	2,425,000	2,037,000

Mining 1.8%
First Quantum Minerals Ltd., 6.750%, 02/15/20(b)	2,771,000	2,563,175
First Quantum Minerals Ltd., 7.000%, 02/15/21(b)	4,161,000	3,838,522
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(b)	4,170,000	3,586,200
Imperial Metals Corp., 7.000%, 03/15/19(b)(g)	5,860,000	5,581,650

		15,569,547

Miscellaneous Manufacturer 0.6%
Bombardier, Inc., 7.500%, 03/15/25(b)	5,140,000	5,072,538

Oil & Gas 7.2%
Antero Resources Corp., 5.125%, 12/01/22	4,420,000	4,243,200
Antero Resources Corp., 6.000%, 12/01/20	930,000	930,465
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp., 9.250%, 08/15/21	2,077,000	1,433,130
Chesapeake Energy Corp., 6.875%, 11/15/20	6,800,000	7,106,000
Citgo Holding, Inc., 10.750%, 02/15/20(b)	2,080,000	2,142,400
CITGO Petroleum Corp., 6.250%, 08/15/22(b)	2,655,000	2,575,350
EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22	2,721,000	2,775,420

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	835,000	874,663
EXCO Resources, Inc., 7.500%, 09/15/18	2,915,000	1,727,137
Halcon Resources Corp., 8.875%, 05/15/21	4,137,000	2,875,215
Halcon Resources Corp., 9.750%, 07/15/20	3,007,000	2,119,935
Hilcorp Energy I LP/Hilcorp Finance Co., 5.000%, 12/01/24(b)	5,650,000	5,311,000
KCA Deutag UK Finance PLC, 7.250%, 05/15/21(b)	2,820,000	2,227,800
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	4,510,000	3,844,775
MEG Energy Corp., 6.375%, 01/30/23 (b)	1,116,000	1,026,720
Offshore Drilling Holding SA, 8.625%, 09/20/20(b)	2,380,000	1,906,380
Precision Drilling Corp., 5.250%, 11/15/24(b)	2,285,000	1,907,975
Range Resources Corp., 5.000%, 03/15/23	3,095,000	3,079,525
Rice Energy, Inc., 6.250%, 05/01/22	3,575,000	3,485,625
United Refining Co., 10.500%, 02/28/18(k)	5,038,000	5,289,900
Whiting Petroleum Corp., 6.250%, 04/01/23(b)	3,575,000	3,557,125

		60,439,740

Oil & Gas Services 0.4%
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	4,575,000	3,637,125

Pharmaceuticals 3.6%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.000%, 02/01/25(b)	2,565,000	2,641,950
Grifols Worldwide Operations Ltd., 5.250%, 04/01/22(b)	3,430,000	3,485,738
Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23(b)	3,765,000	3,793,237
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/18(b)	2,160,000	2,276,100
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21(b)	2,165,000	2,341,577

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Pharmaceuticals—continued
VRX Escrow Corp., 5.375%, 03/15/20(b)	5,005,000	5,048,794
VRX Escrow Corp., 5.875%, 05/15/23(b)	5,145,000	5,273,625
VRX Escrow Corp., 6.125%, 04/15/25(b)	5,005,000	5,180,175

		30,041,196

Pipelines 4.1%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	4,395,000	4,427,962
Energy Transfer Equity LP, 5.875%, 01/15/24	2,225,000	2,347,375
Energy Transfer Equity LP, 7.500%, 10/15/20	2,875,000	3,220,000
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	4,180,000	4,535,300
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	9,605,000	9,668,009
Sabine Pass Liquefaction LLC, 5.625%, 04/15/23	3,600,000	3,591,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	2,050,000	2,060,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/19(b)	2,234,000	2,301,020
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,475,000	1,519,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/22(b)	1,128,000	1,167,480

		34,837,646

Real Estate 0.7%
Howard Hughes Corp., 6.875%, 10/01/21(b)	5,770,000	6,044,075

Real Estate Investment Trust 0.4%
iStar Financial, Inc., 5.000%, 07/01/19	3,325,000	3,325,000

Retail 5.5%
1011778 BC ULC/New Red Finance, Inc., 6.000%, 04/01/22(b)	3,645,000	3,772,575
Family Tree Escrow LLC, 5.250%, 03/01/20(b)	1,610,000	1,686,475

	Shares or Principal Amount($)	Value($)
Retail—continued
Family Tree Escrow LLC, 5.750%, 03/01/23(b)	4,295,000	4,520,487
GameStop Corp., 5.500%, 10/01/19(b)	2,200,000	2,271,500
Guitar Center, Inc., 6.500%, 04/15/19(b)	2,885,000	2,517,163
JC Penney Corp., Inc., 5.650%, 06/01/20	5,765,000	4,972,312
JC Penney Corp., Inc., 6.375%, 10/15/36	4,592,000	3,329,200
Jo-Ann Stores LLC, 8.125%, 03/15/19(b)	785,000	786,963
Landry’s Holdings II, Inc., 10.250%, 01/01/18(b)	720,000	747,000
Limited Brands, Inc., 6.625%, 04/01/21	6,057,000	6,938,354
Rite Aid Corp., 6.125%, 04/01/23(b)(c)	3,700,000	3,792,500
Sears Holdings Corp., 6.625%, 10/15/18(g)	10,045,000	9,341,850
Toys R Us Property Co. II LLC, 8.500%, 12/01/17	1,886,000	1,907,218

		46,583,597

Semiconductors 0.6%
Micron Technology, Inc., 5.250%, 08/01/23(b)	2,325,000	2,365,688
Micron Technology, Inc., 5.875%, 02/15/22	2,920,000	3,082,089

		5,447,777

Software 1.1%
First Data Corp., 12.625%, 01/15/21	7,600,000	9,006,000

Telecommunication Services 13.9%
Alcatel-Lucent USA, Inc., 6.750%, 11/15/20(b)	2,490,000	2,651,850
Altice Financing SA, 6.500%, 01/15/22(b)	3,860,000	3,961,325
Altice Financing SA, 6.625%, 02/15/23(b)	2,205,000	2,271,150
Altice Finco SA, 7.625%, 02/15/25(b)	550,000	563,750
Altice SA, 7.625%, 02/15/25(b)	3,025,000	3,030,672
Avaya, Inc., 7.000%, 04/01/19(b)	1,985,000	1,970,113
Avaya, Inc., 9.000%, 04/01/19(b)	2,130,000	2,183,250
B Communications Ltd., 7.375%, 02/15/21(b)	3,975,000	4,259,212

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
DigitalGlobe, Inc., 5.250%, 02/01/21(b)	2,550,000	2,550,000
Intelsat Luxembourg SA, 7.750%, 06/01/21	14,284,000	13,176,990
Level 3 Communications, Inc., 5.750%, 12/01/22	6,065,000	6,228,148
Level 3 Financing, Inc., 6.125%, 01/15/21	6,895,000	7,231,131
Level 3 Financing, Inc., 8.125%, 07/01/19	1,695,000	1,781,869
Level 3 Financing, Inc., 8.625%, 07/15/20	3,855,000	4,177,856
NII International Telecom SCA, 7.875%, 08/15/19(b)(d)	4,815,000	4,465,912
NII International Telecom SCA., 11.375%, 08/15/19(b)(d)	3,705,000	3,519,750
Nortel Networks Ltd., 10.750%, 07/15/16(d)(k)	2,385,000	2,680,144
PAETEC Holding Corp., 9.875%, 12/01/18	465,000	490,575
Sprint Capital Corp., 6.875%, 11/15/28	14,848,000	13,623,040
Sprint Capital Corp., 8.750%, 03/15/32	1,605,000	1,657,163
Sprint Corp., 7.125%, 06/15/24	3,440,000	3,354,000
Sprint Corp., 7.875%, 09/15/23	1,970,000	2,009,400
T-Mobile USA, Inc., 6.125%, 01/15/22	3,630,000	3,743,438
T-Mobile USA, Inc., 6.375%, 03/01/25	2,330,000	2,404,327
T-Mobile USA, Inc., 6.633%, 04/28/21	3,890,000	4,074,775
Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.250%, 08/15/16(b)(k)	7,855,000	7,589,438
ViaSat, Inc., 6.875%, 06/15/20	3,945,000	4,157,044
Wind Acquisition Finance SA, 7.375%, 04/23/21(b)	6,925,000	7,184,687

		116,991,009

Transportation 0.9%
CHC Helicopter SA, 9.250%, 10/15/20	3,807,000	3,216,915
Eletson Holdings, 9.625%, 01/15/22(b)	2,330,000	2,271,750

	Shares or Principal Amount($)	Value($)
Transportation—continued
Florida East Coast Holdings Corp., 6.750%, 05/01/19(b)	2,270,000	2,287,025

		7,775,690

Trucking & Leasing 0.1%
Flexi-Van Leasing, Inc., 7.875%, 08/15/18(b)	835,000	847,525

Total Corporate Bonds (Cost $702,818,543)		696,048,983

Convertible Preferred Stocks 0.3%
Telecommunication Services 0.3%
Intelsat SA, Series A, 5.750%, 05/01/16	23,470	816,756
T-Mobile US, Inc., 5.500%, 12/15/17	24,485	1,436,290

Total Convertible Preferred Stocks (Cost $2,306,167)		2,253,046

Municipal Bonds 0.9%
Puerto Rico 0.9%
Commonwealth of Puerto Rico, Series A, GO, 8.000%, 07/01/35	7,800,000	6,405,984
Puerto Rico Sales Tax Financing Corp., Series A, RB, 6.500%, 08/01/44	2,165,000	1,380,815

Total Municipal Bonds (Cost $8,916,945)		7,786,799

Preferred Stock 0.4%
Diversified Financial Services 0.4%
GMAC Capital Trust I, Series 2, 8.125%(a)	121,110	3,179,138

Total Preferred Stock (Cost $3,027,750)		3,179,138

Common Stocks 1.1%
Auto Manufacturers 1.0%
General Motors Co.	228,862	8,582,325

Energy-Alternate Sources 0.1%
Aventine Renewable Energy Holdings, Inc.*(h)	52,974	715,149

Total Common Stocks (Cost $12,340,553)		9,297,474

Short-Term Investment 1.9%
RidgeWorth Funds Securities Lending Joint Account(m)	16,090,878	16,090,878

Total Short-Term Investment (Cost $16,090,878)		16,090,878

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

High Income Fund — concluded

	Shares or Principal Amount($)	Value($)

Money Market Fund 8.2%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(n)	69,435,123	69,435,123

Total Money Market Fund (Cost $69,435,123)		69,435,123

Total Investments (Cost $865,084,152) — 101.0%		851,785,814
Liabilities in Excess of Other Assets — (1.0)%		(8,471,123)

Net Assets — 100.0%		$843,314,691

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 46.1% of net assets as of March 31, 2015.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Security is in default.

(e)	The security has not settled as of March 31, 2015 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.
(f)	Less than 0.05% of Net Assets.

(g)	The security or a partial position of the security was on loan as of March 31, 2015. The total value of securities on loan as of March 31, 2015 was $15,578,432.

(h)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(i)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0% of net assets as of March 31, 2015.

(j)	Perpetual maturity.

(k)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(l)	Rate shown is 12.000% Cash and 2.000% PIK.

(m)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2015 (See Note 2(k)).

(n)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

GO	—	General Obligation
MTN	—	Medium Term Note
PIK	—	Payment in-kind
RB	—	Revenue Bond
ULC	—	Unlimited Liability Company

At March 31, 2015, the Fund’s open credit default swap contracts were as follows:

Centrally Cleared Credit Default Swap Contracts — Sell Protection

Underlying Instrument	Broker (Exchange)	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Value	Unrealized Appreciation
CDX.NA.HY.23	JPMorgan (CME)	$29,400,000	5.000%	12/20/19	3.058%	$2,402,561	$224,551

The notional amount represents the maximum potential amount the Fund could be required to pay as seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in CDX.NA.HY.23.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2015.

*	Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Intermediate Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 6.1%
Automobiles 0.6%
Ford Credit Auto Owner Trust, Series 2014-2, Cl A, 2.310%, 04/15/26(a)	1,655,000	1,685,929

Credit Card 4.9%
BA Credit Card Trust, Series 2015-A1, Cl A, 0.505%, 06/15/20(b)	2,660,000	2,660,630
Barclays Dryrock Issuance Trust, Series 2014-3, Cl A, 2.410%, 07/15/22	2,920,000	2,984,567
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Cl A1, 2.260%, 03/15/23	1,270,000	1,284,079
Capital One Multi-Asset Execution Trust, Series 2015-A1, Cl A, 1.390%, 01/15/21	2,494,000	2,496,165
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl A6, 2.150%, 07/15/21	2,900,000	2,948,981

		12,374,422

Other 0.6%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	1,435,000	1,465,508

Total Asset-Backed Securities (Cost $15,336,955)		15,525,859

Collateralized Mortgage Obligations 3.8%
Commercial Mortgage Backed Securities 3.8%
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Cl A2, 3.616%, 11/15/43(a)	1,310,000	1,377,392

Madison Avenue Trust
Series 2013-650M, Cl B, 4.034%, 10/12/32(a)(b)	1,815,000	1,947,976

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	2,430,000	2,563,409

VNDO Mortgage Trust
Series 2013-PENN, Cl B, 3.947%, 12/13/29(a)(b)	1,125,000	1,207,240

WFRBS Commercial Mortgage Trust
Series 2012-C9, Cl A2, 1.829%, 11/15/45	1,569,000	1,585,617

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series 2013-C13, Cl A2, 1.964%, 05/15/45	845,000	856,352

		2,441,969

Total Collateralized Mortgage Obligations (Cost $9,489,119)		9,537,986

Corporate Bonds 31.0%
Aerospace/Defense 0.4%
L-3 Communications Corp., 3.950%, 05/28/24	989,000	1,015,017

Agriculture 0.5%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	1,147,000	1,163,532

Airlines 0.9%
American Airlines Pass Through Trust, Series 2013-2, 4.950%, 07/15/24	1,144,799	1,253,555
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 10/11/27	882,000	930,510

		2,184,065

Auto Manufacturers 1.0%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	488,000	491,351
Ford Motor Credit Co. LLC, 2.145%, 01/09/18	237,000	239,707
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	549,000	598,666
Harley-Davidson Financial Services, Inc., 2.150%, 02/26/20(a)	385,000	387,284
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	410,000	412,495
Volkswagen International Finance, 2.375%, 03/22/17(a)	492,000	503,365

		2,632,868

Auto Parts & Equipment 0.2%
Delphi Corp., 4.150%, 03/15/24	505,000	536,852

Banks 6.6%
Bank of America Corp., 1.700%, 08/25/17, MTN	845,000	848,268
Bank of America Corp., 4.250%, 10/22/26, MTN	627,000	647,278
Bank of America Corp., Series L, 2.600%, 01/15/19	919,000	935,351

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Banks—continued
Bank of America NA, 1.250%, 02/14/17	512,000	512,998
Citigroup, Inc., 2.500%, 09/26/18	1,440,000	1,468,224
Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20(a)	388,000	390,214
Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25(a)	1,007,000	1,018,776
Goldman Sachs Group, Inc.(The), 2.550%, 10/23/19	526,000	533,311
Goldman Sachs Group, Inc.(The), 2.625%, 01/31/19	723,000	738,665
Huntington National Bank(The), 1.300%, 11/20/16	962,000	962,946
ING Bank NV, 1.800%, 03/16/18(a)	422,000	424,613
JPMorgan Chase & Co., 2.250%, 01/23/20	1,137,000	1,139,435
KeyBank NA, 1.650%, 02/01/18	731,000	734,136
Morgan Stanley, 2.650%, 01/27/20	1,562,000	1,583,746
Morgan Stanley, 3.700%, 10/23/24, MTN	915,000	953,963
Morgan Stanley, Series F, 3.875%, 04/29/24	661,000	695,097
UBS AG, 2.375%, 08/14/19, MTN	1,183,000	1,192,434
US Bancorp, 3.600%, 09/11/24, MTN	1,141,000	1,190,360
US Bank NA, 1.100%, 01/30/17	760,000	762,370

		16,732,185

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	523,000	515,978
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	650,000	664,261

		1,180,239

Biotechnology 0.4%
Gilead Sciences, Inc., 3.500%, 02/01/25	895,000	943,807

Commercial Services 0.5%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	307,000	315,139

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
ERAC USA Finance LLC, 3.850%, 11/15/24(a)	363,000	378,095
ERAC USA Finance LLC, 5.600%, 05/01/15(a)	487,000	488,638

		1,181,872

Computers 0.7%
Apple, Inc., 2.850%, 05/06/21	1,057,000	1,101,318
IBM Corp., 1.250%, 02/06/17	690,000	696,532

		1,797,850

Diversified Financial Services 1.5%
American Express Credit Corp., 2.375%, 03/24/17, MTN	326,000	334,745
General Electric Capital Corp., 3.450%, 05/15/24, MTN	577,000	607,655
Lazard Group LLC, 3.750%, 02/13/25	790,000	779,124
Lazard Group LLC, 4.250%, 11/14/20	1,141,000	1,219,420
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	454,000	460,899
TD Ameritrade Holding Corp., 2.950%, 04/01/22	501,000	509,385

		3,911,228

Electric 0.2%
Dominion Resources, Inc., 1.950%, 08/15/16	249,000	251,957
Exelon Generation Co. LLC, 6.200%, 10/01/17	243,000	269,170

		521,127

Electronics 0.2%
Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	560,000	604,636

Healthcare-Products 1.0%
Becton Dickinson and Co., 3.734%, 12/15/24	1,117,000	1,169,053
Medtronic, Inc., 3.500%, 03/15/25(a)	1,439,000	1,504,318

		2,673,371

Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	461,000	490,722

Insurance 1.1%
American International Group, Inc., 5.850%, 01/16/18, MTN	539,000	602,137

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Insurance—continued
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	163,000	172,633
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	606,000	682,532
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	347,000	379,077
TIAA Asset Management Finance Co. LLC, 2.950%, 11/01/19(a)	192,000	196,779
TIAA Asset Management Finance Co. LLC, 4.125%, 11/01/24(a)	569,000	600,577
XLIT Ltd., 4.450%, 03/31/25	249,000	250,612

		2,884,347

Media 1.7%
Comcast Corp., 3.375%, 02/15/25	2,511,000	2,625,918
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 01/15/25	240,000	247,266
Sky PLC, 2.625%, 09/16/19(a)	354,000	359,496
Time Warner Cable, Inc., 4.000%, 09/01/21	992,000	1,061,809

		4,294,489

Mining 2.5%
Barrick(PD) Australia Finance Property Ltd., 4.950%, 01/15/20	327,000	353,417
Barrick Gold Corp., 3.850%, 04/01/22	1,864,000	1,822,722
Barrick Gold Corp., 4.100%, 05/01/23	910,000	897,725
Newmont Mining Corp., 3.500%, 03/15/22	3,349,000	3,252,428

		6,326,292

Miscellaneous Manufacturer 0.4%
3M Co., 1.375%, 09/29/16	256,000	259,274
General Electric Co., 2.700%, 10/09/22	426,000	433,286
General Electric Co., 5.250%, 12/06/17	214,000	236,231

		928,791

Oil & Gas 2.7%
BP Capital Markets PLC, 2.248%, 11/01/16	342,000	348,472
Continental Resources, Inc., 3.800%, 06/01/24	1,038,000	956,766

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Ensco PLC, 4.500%, 10/01/24	573,000	555,383
Exxon Mobil Corp., 1.912%, 03/06/20	798,000	805,753
Helmerich & Payne International Drilling Co., 4.650%, 03/15/25(a)	790,000	818,135
Marathon Petroleum Corp., 3.625%, 09/15/24	1,961,000	1,983,350
Noble Holding International Ltd., 4.625%, 03/01/21	113,000	106,832
Woodside Finance Ltd., 3.650%, 03/05/25(a)	653,000	647,127
Woodside Finance Ltd., 4.600%, 05/10/21(a)	549,000	593,708

		6,815,526

Oil & Gas Services 0.5%
FMC Technologies, Inc., 3.450%, 10/01/22	179,000	175,990
Schlumberger Investment SA, 3.300%, 09/14/21(a)	272,000	285,350
Weatherford International Ltd., 5.125%, 09/15/20	817,000	795,560

		1,256,900

Pharmaceuticals 0.6%
Actavis Funding SCS, 3.800%, 03/15/25	980,000	1,011,389
Express Scripts Holding Co., 2.650%, 02/15/17	303,000	310,376
Novartis Securities Investment Ltd., 5.125%, 02/10/19	183,000	206,527

		1,528,292

Pipelines 1.7%
Boardwalk Pipelines LP, 4.950%, 12/15/24	209,000	210,650
Energy Transfer Partners LP, 4.900%, 02/01/24	104,000	111,441
EnLink Midstream Partners LP, 4.400%, 04/01/24	102,000	107,220
Enterprise Products Operating LLC, 3.350%, 03/15/23	932,000	942,161
Kinder Morgan Energy Partners LP, 3.450%, 02/15/23	931,000	915,273
Phillips 66 Partners LP, 3.605%, 02/15/25	460,000	460,774
Spectra Energy Partners LP, 2.950%, 09/25/18	1,017,000	1,048,358

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	510,000	513,825

		4,309,702

Real Estate Investment Trust 0.9%
American Tower Corp., 3.500%, 01/31/23	340,000	337,021
American Tower Corp., 5.000%, 02/15/24	885,000	967,742
Digital Realty Trust LP, 5.875%, 02/01/20	804,000	911,812

		2,216,575

Retail 0.4%
Wal-Mart Stores, Inc., 1.125%, 04/11/18	1,095,000	1,096,335

Semiconductors 0.8%
Analog Devices, Inc., 3.000%, 04/15/16	360,000	367,453
Intel Corp., 1.950%, 10/01/16	298,000	303,603
TSMC Global Ltd., 1.625%, 04/03/18(a)	1,304,000	1,292,726

		1,963,782

Software 0.2%
Oracle Corp., 1.200%, 10/15/17	266,000	266,865
Oracle Corp., 2.375%, 01/15/19	326,000	334,953

		601,818

Telecommunication Services 1.8%
AT&T, Inc., 2.375%, 11/27/18	697,000	705,972
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	708,000	716,774
Cisco Systems, Inc., 2.125%, 03/01/19	600,000	612,286
Cisco Systems, Inc., 5.500%, 02/22/16	298,000	311,067
Verizon Communications, Inc., 5.150%, 09/15/23	1,850,000	2,120,995

		4,467,094

Transportation 0.9%
Burlington Northern Santa Fe LLC, 3.400%, 09/01/24	1,716,000	1,790,979
Union Pacific Corp., 3.250%, 01/15/25	497,000	520,493

		2,311,472

Total Corporate Bonds (Cost $76,001,613)		78,570,786

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages 3.0%
Federal National Mortgage Association
Pool #AM7670, 2.850%, 01/01/25	1,068,947	1,098,120
Pool #AM7583, 2.860%, 01/01/25	1,058,870	1,088,625
Pool #AM7772, 2.890%, 01/01/25	875,000	905,923
Pool #AM7820, 3.110%, 01/01/25	930,000	978,991
Pool #AM8024, 2.510%, 02/01/25	837,419	848,110
Pool #AM8051, 2.680%, 02/01/25	1,450,000	1,469,643
Pool #AM7981, 2.980%, 02/01/25	748,807	778,453
Pool #AM8239, 2.870%, 04/01/25(c)	507,000	518,250

Total U.S. Government Agency Mortgages (Cost $7,574,743)		7,686,115

U.S. Treasury Obligations 54.1%
U.S. Treasury Notes 54.1%
0.375%, 04/15/15	4,112,000	4,112,321
0.500%, 06/15/16(d)	7,148,000	7,159,730
0.875%, 02/28/17	46,053,000	46,344,423
0.625%, 09/30/17	20,030,000	19,978,363
1.375%, 07/31/18	1,583,000	1,601,428
1.500%, 01/31/19	38,593,000	39,093,512
1.500%, 10/31/19	17,559,000	17,697,558
2.000%, 02/15/25	1,109,000	1,116,018

Total U.S. Treasury Obligations (Cost $135,865,812)		137,103,353

Foreign Government Bonds 1.1%
Sovereign 1.1%
Brazilian Government International Bond, 4.250%, 01/07/25	923,000	904,540
Indonesia Government International Bond, 3.375%, 04/15/23(a)	1,125,000	1,102,500
Mexico Government International Bond, 3.600%, 01/30/25	300,000	307,875
Turkey Government International Bond, 7.375%, 02/05/25	392,000	486,394

Total Foreign Government Bonds (Cost $2,709,161)		2,801,309

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Intermediate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 1.5%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(e)	3,658,404	3,658,404

Total Money Market Fund (Cost $3,658,404)		3,658,404

Total Investments (Cost $250,635,807) — 100.6%		254,883,812
Liabilities in Excess of Other Assets —(0.6)%		(1,494,957)

Net Assets — 100.0%		$253,388,855

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 9.9% of net assets as of March 31, 2015.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviation

MTN	—	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Investment Grade Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 95.5%
Alabama 3.7%
Baldwin County Board of Education, RB, 5.000%, 06/01/31	6,650,000	7,801,248
Baldwin County Board of Education, RB, 5.000%, 06/01/32	1,000,000	1,168,540
Birmingham, Series A, GO, 0.000%, 03/01/27(a)	2,500,000	2,609,625
Birmingham, Series A, GO, 0.000%, 03/01/37(a)	3,000,000	3,022,350
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC(b)	9,000,000	10,522,440

		25,124,203

Alaska 7.0%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, AGC(b)	18,000,000	21,063,960
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(b)	15,500,000	18,516,145
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, AGC	7,250,000	8,599,225

		48,179,330

California 15.1%
California Health Facilities Financing Authority, Series C, RB, 6.250%, 10/01/24	3,500,000	4,138,400
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/38(b)	5,400,000	6,431,292
California State, GO, 5.000%, 12/01/27	8,890,000	10,700,182
California State, GO, 5.000%, 03/01/45	3,000,000	3,472,260
California State, GO, 6.500%, 04/01/33(b)	24,500,000	29,717,030
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34	5,000,000	5,868,600

	Shares or Principal Amount($)	Value($)
California—continued
Los Angeles County Regional Financing Authority, Series B-2, RB, 3.000%, 11/15/20, CA MTG INS	1,500,000	1,521,195
Port of Los Angeles, Series B, RB, 5.000%, 08/01/30	1,285,000	1,533,198
Port of Los Angeles, Series B, RB, 5.000%, 08/01/36	1,985,000	2,327,194
San Francisco CA Public Utilities Commission Water Revenue, RB, 5.000%, 11/01/36(c)	2,500,000	2,941,750
San Francisco City & County Airports Commission, AMT, RB, 5.750%, 05/01/24, AGM	5,000,000	5,606,450
Santa Clara Valley Transportation Authority, Series A, RB, 5.000%, 04/01/31	1,000,000	1,201,360
Santa Clara Valley Transportation Authority, Series A, RB, 5.000%, 04/01/33	3,000,000	3,575,070
Santa Clara Valley Transportation Authority, Series A, RB, 5.000%, 04/01/34	2,500,000	2,969,625
University of California, Series O, RB, 5.750%, 05/15/27	3,000,000	3,562,350
University of California, Series O, RB, 5.750%, 05/15/28(b)	10,000,000	11,874,500
University of California, Series O, RB, 5.750%, 05/15/29(b)	5,095,000	6,050,058

		103,490,514

District of Columbia 1.4%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(b)	8,000,000	9,404,560

Florida 5.7%
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.000%, 07/01/23	2,000,000	2,300,640
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.125%, 07/01/25	3,000,000	3,451,470

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Florida—continued
Miami-Dade County School Board Foundation, Inc, Series A, COP, 5.000%, 05/01/28	5,000,000	5,796,850
Miami-Dade County School Board Foundation, Inc, Series A, COP, 5.000%, 05/01/31	6,590,000	7,538,037
Miami-Dade County School Board Foundation, Inc., Series A, COP, 5.000%, 05/01/25	6,000,000	7,218,960
Orange County School Board, Series C, COP, 5.000%, 08/01/31	5,000,000	5,897,300
Orlando FL Contract Tourist DE, 5.250%, 11/01/34	3,785,000	4,477,466
South Broward Hospital District, RB, 4.000%, 05/01/36(c)	2,390,000	2,439,712

		39,120,435

Georgia 2.2%
Gwinnett County School District, GO, 5.000%, 02/01/35	11,000,000	13,278,650
Private Colleges & Universities Authority, RB, 5.000%, 04/01/27	1,900,000	2,174,436

		15,453,086

Guam 0.2%
Guam Power Authority, Series A, RB, 5.000%, 10/01/28	1,000,000	1,134,830

Illinois 7.6%
Chicago, Series A, GO, 5.250%, 01/01/30	7,200,000	7,501,896
Chicago, Series A, GO, 5.250%, 01/01/32	2,000,000	2,066,420
Chicago, Series A, GO, 5.250%, 01/01/33	6,000,000	6,177,660
Chicago, Series C, GO, 5.000%, 01/01/26	3,400,000	3,489,692
Chicago, Series C, GO, 5.000%, 01/01/27	8,000,000	8,174,800
Chicago Board of Education, Series A, GO, 5.250%, 12/01/26, AGC-ICC	3,290,000	3,625,646
Chicago IL O’ Hare International Airport Revenue, Series D, RB, 5.250%, 01/01/19, NATL-RE, AMT(b)	7,680,000	7,712,026

	Shares or Principal Amount($)	Value($)
Illinois—continued
Chicago IL Waterworks Revenue, RB, 5.000%, 11/01/31	1,500,000	1,697,475
Chicago Public Building Commission, RB, 5.250%, 12/01/18, NATL-RE	2,625,000	2,916,532
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, AGC	4,340,000	4,970,081
Illinois State, GO, 5.250%, 04/01/27	1,500,000	1,600,590
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	2,000,000	2,350,960

		52,283,778

Kansas 4.7%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(b)	26,090,000	30,413,374
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Series D, RB, 5.000%, 11/15/22	2,000,000	2,205,320

		32,618,694

Kentucky 2.6%
Kentucky Municipal Power Agency, Series A, RB, 5.000%, 09/01/26, NATL-RE(c)	8,495,000	9,993,943
Kentucky Municipal Power Agency, Series A, RB, 5.000%, 09/01/30, NATL-RE(c)	3,000,000	3,415,170
Kentucky Municipal Power Agency, Series A, RB, 5.000%, 09/01/42, NATL-RE(c)	4,000,000	4,438,680

		17,847,793

Maryland 2.4%
Anne County Arundel, GO, 5.000%, 04/01/33(c)	7,655,000	9,233,691
Anne County Arundel, GO, 5.000%, 04/01/33(c)	2,185,000	2,635,612
Maryland State, Series A, GO, 5.000%, 03/01/24	3,640,000	4,364,542

		16,233,845

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Massachusetts 2.2%
Commonwealth of Massachusetts, Series A, GO, 5.000%, 04/01/25	5,520,000	6,615,057
Massachusetts State College Building Authority, Series B, RB, 5.000%, 05/01/34, ST INTERCEPT	4,045,000	4,715,459
Massachusetts State College Building Authority, Series B, RB, 5.000%, 05/01/39, ST INTERCEPT	3,250,000	3,757,780

		15,088,296

Michigan 2.3%
Michigan Finance Authority, RB, 5.000%, 07/01/21	14,000,000	15,693,440

Missouri 6.0%
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 06/01/23(c)	6,510,000	7,794,814
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 06/01/24(c)	3,000,000	3,605,700
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 12/01/24(c)	1,435,000	1,733,896
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 06/01/25(c)	1,600,000	1,934,208
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 12/01/25(c)	2,270,000	2,748,607
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 12/01/29(c)	2,500,000	2,928,075
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 12/01/30(c)	3,000,000	3,490,830
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 12/01/31(c)	2,500,000	2,897,225
Missouri State Board of Public Buildings, RB, 5.000%, 10/01/24(c)	11,695,000	14,391,633

		41,524,988

	Shares or Principal Amount($)	Value($)
Nebraska 0.3%
Lincoln NE Electric System Revenue, Series A, RB, 5.000%, 09/01/34	2,000,000	2,381,180

New Jersey 2.2%
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38	7,710,000	8,837,356
New Jersey Transportation Trust Fund Authority, Series A, RB, 6.000%, 06/15/35, ST APPROP	5,305,000	6,429,872

		15,267,228

New York 9.4%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	5,340,000	6,045,521
New York City Municipal Water Finance Authority, Water & Sewer System, Series A, RB, 5.750%, 06/15/40(b)	15,330,000	17,574,772
New York City Transitional Finance Authority, Building Aid, Series S-2, RB, 6.000%, 07/15/38, State Aid Withholding(b)	7,500,000	8,646,975
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 02/01/28	5,000,000	5,577,300
New York State Dormitory Authority, Series A, RB, 5.000%, 03/15/28	2,500,000	3,023,175
New York State Dormitory Authority, Series A, RB, 5.000%, 03/15/32	14,250,000	16,854,045
Sales Tax Asset Receivable Corp., Series A, RB, 5.000%, 10/15/27	4,000,000	4,932,880
Sales Tax Asset Receivable Corp., Series A, RB, 5.000%, 10/15/30	1,750,000	2,122,540

		64,777,208

North Carolina 0.9%
North Carolina State, Series C, GO, 5.000%, 05/01/18	1,880,000	2,115,320

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
North Carolina—continued
Raleigh NC Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/23(c)	2,000,000	2,381,080
Raleigh NC Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/25(c)	1,110,000	1,346,929

		5,843,329

Ohio 0.9%
Ohio State, Series A, GO, 5.000%, 09/15/25	5,000,000	6,326,000

Oregon 3.2%
Oregon State, Series F, GO, 5.000%, 05/01/32	5,100,000	6,124,284
Oregon State, Series F, GO, 5.000%, 05/01/39	1,250,000	1,475,650
Oregon State Department of Transportation, Series A, RB, 5.000%, 11/15/29	12,000,000	14,505,600

		22,105,534

Pennsylvania 5.2%
Pennsylvania Economic Development Financing Authority, AMT, RB, 5.000%, 12/31/34	12,000,000	13,272,840
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/21	7,500,000	8,320,275
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 01/01/22	3,000,000	3,286,530
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/23, GO of University	6,750,000	7,869,690
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/24, GO of University	2,500,000	2,911,750

		35,661,085

Texas 6.1%
Central Texas Turnpike System, Series C, RB, 5.000%, 08/15/24	1,000,000	1,190,230

	Shares or Principal Amount($)	Value($)
Texas—continued
Central Texas Turnpike System, Series C, RB, 5.000%, 08/15/25	1,000,000	1,182,060
Cypress-Fairbanks Independent School District, Series C, GO, 5.000%, 02/15/28, PSF-GTD	1,000,000	1,197,260
Dallas Community College District, GO, 5.000%, 02/15/24	5,850,000	6,493,559
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(b)	6,000,000	6,934,440
Lower Colorado River Authority, Series A, RB, 5.875%, 05/15/15, AGM	1,185,000	1,190,652
Texas State, GO, 5.000%, 04/01/31	—	—
Texas State, Series A, GO, 5.000%, 10/01/28	2,000,000	2,423,300
Texas State Public Finance Authority, Unemployment Comp., Series B, RB, 4.000%, 07/01/17	10,000,000	10,622,300
Texas State University Systems Financing, RB, 5.000%, 03/15/18, AGM	5,035,000	5,061,937
United Independent School District, GO, 5.000%, 08/15/44, PSF-GTD	5,000,000	5,829,350

		42,125,088

Virginia 2.0%
Fairfax County, Series B, GO, 5.000%, 10/01/26, State Aid Withholding	7,335,000	9,287,064
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/19	1,240,000	1,423,160
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/21	2,755,000	3,257,484

		13,967,708

Washington 2.2%
Energy Northwest, Series C, RB, 5.000%, 07/01/24	4,000,000	4,466,200
Washington State, Series A, GO, 5.000%, 08/01/24	8,880,000	10,621,457

		15,087,657

Total Municipal Bonds (Cost $620,559,048)		656,739,809

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 13.9%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	95,310,090	95,310,090

Total Money Market Fund (Cost $95,310,090)		95,310,090

Total Investments (Cost $715,869,138) — 109.4%		752,049,899
Liabilities in Excess of Other Assets — (9.4)%		(64,759,139)

Net Assets — 100.0%		$687,290,760

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2015.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGC-ICC	—	Assured Guaranty Corporation Insured Custody Certificates
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
CA MTG INS	—	California Mortgage Insurance
COP	—	Certificate of Participation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond
ST APPROP	—	State Appropriation
ST INTERCEPT	—	State Interception

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Limited Duration Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 33.2%
Automobiles 6.5%
AmeriCredit Automobile Receivables Trust, Series 2014-2, Cl A2B, 0.455%, 10/10/17(a)	210,264	210,150
Mercedes Benz Auto Lease Trust, Series 2014-A, Cl A2B, 0.355%, 06/15/16(a)	214,829	214,792
Santander Drive Auto Receivables Trust, Series 2012-AA, Cl A3, 0.650%, 03/15/17(b)	3,983	3,983

		428,925

Credit Card 24.0%
American Express Issuance Trust II, Series 2013-1, Cl B, 0.625%, 02/15/19(a)	400,000	398,269
Barclays Dryrock Issuance Trust, Series 2014-1, Cl A, 0.535%, 12/16/19(a)	300,000	299,613
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.525%, 03/16/20(a)	200,000	200,011
Capital One Multi-Asset Execution Trust, Series 2006-B1, Cl B1, 0.455%, 01/15/19(a)	300,000	299,216
Discover Card Execution Note Trust, Series 2013-A1, Cl A1, 0.475%, 08/17/20(a)	400,000	399,559

		1,596,668

Student Loan Asset Backed Security 2.7%
SLM Student Loan Trust, Series 2013-1, Cl A2, 0.424%, 09/25/19(a)	182,696	182,384

Total Asset-Backed Securities (Cost $2,209,796)		2,207,977

Collateralized Mortgage Obligations 46.2%
Agency Collateralized Mortgage Obligations 46.2%
Federal Home Loan Mortgage Corporation
Series 3066, Cl FG, REMIC, 0.375%, 03/15/24(a)	1,114,624	1,118,375
Series 4231, Cl FD, REMIC, 0.525%, 10/15/32(a)	869,268	869,923

		1,988,298

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association
Series 2004-79, Cl FM, 0.474%, 11/25/24(a)	849,114	850,842
Series 2010-90, Cl MF, 0.574%, 04/25/28(a)	231,956	232,306

		1,083,148

Total Collateralized Mortgage Obligations (Cost $3,057,585)		3,071,446

U.S. Government Agency Mortgages 19.0%
Federal National Mortgage Association
Pool #469408, 0.921%, 11/01/18(a)	226,466	226,347
Pool #AM6261, 0.391%, 07/01/19(a)	620,000	619,780
Pool #AM7028, 0.411%, 10/01/19(a)	420,000	420,276

Total U.S. Government Agency Mortgages (Cost $1,264,942)		1,266,403

Money Market Fund 11.8%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	782,188	782,188

Total Money Market Fund (Cost $782,188)		782,188

Total Investments (Cost $7,314,511) — 110.2%		7,328,014
Liabilities in Excess of Other Assets — (10.2)%		(678,346)

Net Assets — 100.0%		$6,649,668

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 0.1% of net assets as of March 31, 2015.
(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviation

REMIC —Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Limited-Term Federal Mortgage Securities Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 10.3%
Agency Collateralized Mortgage Obligation 6.7%
Federal Home Loan Mortgage Corporation
Series 3909, Cl UB, REMIC, 3.500%, 08/15/26(a)	800,000	865,782

Commercial Mortgage Backed Securities 3.6%
GS Mortgage Securities Corp. II
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	109,000	111,727
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Cl AS, 5.323%, 08/15/46(b)(c)	300,000	350,165

		461,892

Total Collateralized Mortgage Obligations (Cost $1,293,779)		1,327,674

U.S. Government Agency Mortgages 82.9%
Federal Home Loan Mortgage Corporation
Pool #G14517, 2.500%, 07/01/27	94,542	97,186
Pool #C01785, 5.000%, 02/01/34	227,603	253,517
Pool #G01828, 4.500%, 04/01/35	201,140	220,163
Pool #G03092, 5.500%, 07/01/37	176,116	200,108
Pool #A85718, 4.000%, 04/01/39	83,478	90,564
Pool #G08347, 4.500%, 06/01/39	41,655	45,431
Pool #A89148, 4.000%, 10/01/39	82,627	88,577
Pool #G08372, 4.500%, 11/01/39	211,278	230,488
Pool #A93101, 5.000%, 07/01/40	169,900	188,613
Pool #A93617, 4.500%, 08/01/40	87,489	95,329
Pool #A94362, 4.000%, 10/01/40	55,029	59,626
Pool #A95085, 4.000%, 11/01/40	145,998	156,462
Pool #A95084, 4.000%, 11/01/40	44,738	48,516
Pool #A97047, 4.500%, 02/01/41	310,689	339,476
Pool #G06802, 4.500%, 10/01/41	236,973	258,468
Pool #G08499, 3.000%, 07/01/42	71,445	73,068
Pool #849167, 2.992%, 10/01/43(c)	157,310	163,150

		2,608,742

Federal National Mortgage Association
Pool #AM7839, 3.210%, 09/01/21	148,667	158,085
Pool #AM7583, 2.860%, 01/01/25	109,367	112,440
Pool #AM8705, 2.570%, 04/01/25(d)	580,000	586,890
Pool #AR1524, 2.000%, 01/01/28	182,091	182,448
Pool #AB1763, 4.000%, 11/01/30	107,044	115,274
Pool #MA0919, 3.500%, 12/01/31	291,240	307,889
Pool #730727, 5.000%, 08/01/33	154,697	173,178
Pool #745044, 4.500%, 08/01/35	62,482	68,597

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AL0049, 6.000%, 12/01/35	63,284	72,591
Pool #AI7951, 4.500%, 08/01/36	135,287	148,259
Pool #AK6957, 4.000%, 03/01/37	406,693	441,255
Pool #AK6960, 4.000%, 03/01/37	514,042	554,559
Pool #889529, 6.000%, 03/01/38	129,045	148,506
Pool #AU4728, 4.000%, 09/01/38	156,557	168,708
Pool #AC2817, 4.000%, 10/01/39	13,455	14,389
Pool #AE0215, 4.000%, 12/01/39	37,463	40,057
Pool #AD1649, 4.000%, 03/01/40	21,132	22,635
Pool #AD8033, 4.000%, 08/01/40	141,905	152,128
Pool #AB1343, 4.500%, 08/01/40	154,892	171,231
Pool #AC4624, 3.500%, 10/01/40	245,087	259,065
Pool #AE4113, 4.000%, 10/01/40	44,285	47,743
Pool #190405, 4.000%, 10/01/40	42,373	45,423
Pool #AE5143, 4.000%, 11/01/40	45,181	48,453
Pool #AE0624, 4.000%, 11/01/40	122,938	132,169
Pool #AE4414, 4.000%, 11/01/40	48,986	52,530
Pool #MA0583, 4.000%, 12/01/40	113,136	121,286
Pool #AL0005, 4.500%, 01/01/41	96,991	106,128
Pool #AB2265, 4.000%, 02/01/41	352,103	382,907
Pool #MA0639, 4.000%, 02/01/41	339,140	363,557
Pool #AL0215, 4.500%, 04/01/41	219,177	240,197
Pool #AK0205, 4.500%, 09/01/41	30,872	33,766
Pool #MA1044, 3.000%, 04/01/42	542,291	555,786
Pool #AP4613, 4.000%, 08/01/42	79,480	85,653
Pool #AW4685, 2.799%, 05/01/44(c)	157,513	162,959

		6,276,741

Government National Mortgage Association
Pool #004396, 4.000%, 03/20/39	196,002	209,248
Pool #778882, 3.500%, 02/15/42	632,184	666,767
Pool #MA0154, 3.500%, 06/20/42	272,355	287,390
Pool #AB5640, 3.500%, 11/15/42	161,213	169,990
Pool #AE7700, 3.500%, 08/15/43	405,171	429,874

		1,763,269

Total U.S. Government Agency Mortgages (Cost $10,368,711)		10,648,752

U.S. Treasury Obligation 1.0%
U.S. Treasury Note 1.0%
1.500%, 10/31/19	125,000	125,986

Total U.S. Treasury Obligation (Cost $125,043)		125,986

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Limited-Term Federal Mortgage Securities Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 4.2%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(e)	538,199	538,199

Total Money Market Fund (Cost $538,199)		538,199

Total Investments (Cost $12,325,732) — 98.4%		12,640,611
Other Assets in Excess of Liabilities — 1.6%		200,432

Net Assets — 100.0%		$12,841,043

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 3.6% of net assets as of March 31, 2015.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

REMIC —Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

North Carolina Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 94.9%
Alabama 0.6%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	215,000	218,915

Guam 3.0%
Guam Power Authority, Series A, RB, 5.000%, 10/01/44, AGM	1,000,000	1,155,320

Illinois 0.7%
Chicago, Series A, GO, 5.250%, 01/01/33	260,000	267,699

North Carolina 88.2%
Buncombe County Metropolitan Sewerage District, RB, 5.000%, 07/01/39	1,000,000	1,164,850
Charlotte Storm Water Revenue, RB, 4.000%, 12/01/43	1,000,000	1,069,470
Charlotte Storm Water Revenue, RB, 5.000%, 12/01/15	1,255,000	1,295,737
Charlotte Water & Sewer System, RB, 5.000%, 07/01/21	1,080,000	1,220,983
Charlotte-Mecklenburg Hospital Authority (The), Series A, RB, 5.250%, 01/15/42	1,000,000	1,135,200
Iredell County, COP, 5.000%, 06/01/17, AMBAC	1,020,000	1,075,723
New Hanover County Hospital, New Hanover Regional Medical Center, Series B, RB, 5.125%, 10/01/31, AGM(b)	1,000,000	1,119,200
North Carolina Capital Facilities Finance Agency, RB, 5.000%, 04/01/30	1,000,000	1,147,440
North Carolina Capital Facilities Finance Agency, RB, 5.250%, 03/01/33(b)	1,500,000	1,638,315
North Carolina Eastern Municipal Power Agency, Series B, RB, 6.250%, 01/01/23	1,000,000	1,278,480
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.250%, 12/01/33(b)	1,500,000	1,780,005
North Carolina Municipal Power Agency No. 1, Series A, RB, 5.000%, 01/01/30(b)	2,000,000	2,234,880
North Carolina State, Series A, GO, 5.000%, 03/01/16	1,000,000	1,043,810
North Carolina State, Series A, GO, 5.000%, 06/01/17	1,950,000	2,134,840

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North Carolina State Ports Authority Facilities, Series A, RB, 5.250%, 02/01/40(b)	1,500,000	1,699,785
North Carolina State University at Raleigh, Series A, RB, 5.000%, 10/01/37	2,000,000	2,322,580
Pitt County, RB, 4.000%, 04/01/16	1,325,000	1,373,707
Pitt County, RB, 5.000%, 04/01/28	1,000,000	1,196,280
Raleigh, Series B, GO, 5.000%, 04/01/26	1,000,000	1,195,970
Raleigh Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/24(c)	1,000,000	1,202,580
Union County, Series A, GO, 5.000%, 03/01/22	1,190,000	1,445,124
University of North Carolina at Charlotte, RB, 5.000%, 04/01/45(c)	1,750,000	2,008,073
University of North Carolina at Greensboro, RB, 5.000%, 04/01/39	1,500,000	1,724,880

		33,507,912

South Carolina 2.4%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	750,000	908,257

Total Municipal Bonds (Cost $33,907,075)		36,058,103

Money Market Fund 12.5%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	4,739,426	4,739,426

Total Money Market Fund (Cost $4,739,426)		4,739,426

Total Investments (Cost $38,646,501) — 107.4%		40,797,529
Liabilities in Excess of Other Assets — (7.4)%		(2,812,577)

Net Assets — 100.0%		$37,984,952

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2015.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

North Carolina Tax-Exempt Bond Fund — concluded

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
COP	—	Certificate of Participation
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund

	Shares or Principal Amount($)	Value($)

Bank Loans 92.2%
Aerospace/Defense 3.2%
Air Canada, Term Loan B, 5.500%, 09/26/19(a)(b)	37,571,088	37,963,330
AM General LLC, Term Loan B, 10.250%, 03/22/18(a)(b)	15,271,405	14,507,835
BE Aerospace, Inc., 2014 Term Loan B, 4.000%, 12/16/21(a)(b)	10,982,475	11,060,231
DAE Aviation Holdings, Inc., New Term Loan B1, 5.000%, 11/02/18(a)(b)	13,692,060	13,700,686
DAE Aviation Holdings, Inc., 2nd Lien Term Loan, 7.750%, 08/05/19(a)(b)	12,910,000	12,926,138
DigitalGlobe, Inc., New Term Loan B, 3.750%, 01/31/20(a)(b)	13,201,799	13,210,116
Standard Aero Ltd, Term Loan B2, 5.000%, 11/02/18(a)(b)	5,545,420	5,548,913
TASC, Inc., 2014 Term Loan B, 7.000%, 05/30/20(a)(b)	17,722,334	17,921,711
TASC, Inc., 2nd Lien Term Loan, 12.000%, 05/30/21(a)(b)	8,960,000	9,430,400
Transdigm, Inc., Term Loan C, 3.750%, 02/28/20(a)(b)	25,244,281	25,184,452
Transdigm, Inc., Term Loan D, 3.750%, 06/04/21(a)(b)	8,967,238	8,940,784
US Airways Group, Inc., New Term Loan B1, 3.500%, 05/23/19(a)(b)	13,789,900	13,740,394
WP CPP Holdings LLC, 1st Lien Term Loan, 4.750%, 12/28/19(a)(b)	6,722,804	6,737,930
WP CPP Holdings LLC, New 2nd Lien Term Loan, 8.750%, 04/30/21(a)(b)	2,870,000	2,841,300
Wyle Services Corp., New Term Loan B, 5.000%, 05/21/21(a)(b)	5,551,214	5,533,894

		199,248,114

Auto Manufacturers 1.0%
Allison Transmission, Inc., New Term Loan B3, 08/23/19(a)(b)(c)(d)	6,180,000	6,174,623

	Shares or Principal Amount($)	Value($)
Auto Manufacturers—continued
Chrysler Group LLC, 2018 Term Loan B, 3.250%, 12/31/18(a)(b)	19,292,008	19,264,420

Chrysler Group LLC, New Term Loan B, 3.500%, 05/24/17(a)(b)	20,547,164	20,542,850
CS Intermediate Holdco 2 LLC, New Term Loan B, 4.000%, 04/04/21(a)(b)	7,031,863	7,009,009
Tower Automotive Holdings USA LLC, New Term Loan, 4.000%, 04/23/20(a)(b)	9,868,045	9,839,230

		62,830,132

Broadcasting 0.0%(e)
Townsquare Media, Inc., 2015 Term Loan B, 03/17/22(b)(c)(d)	2,000,000	2,001,260

Chemicals 2.6%
Axalta Coating Systems US Holdings, Inc., USD Term Loan, 3.750%, 02/01/20(a)(b)	10,797,950	10,727,979
Gemini HDPE LLC, Term Loan B, 4.750%, 08/07/21(a)(b)	14,193,743	14,164,220
Ineos US Finance LLC, 2015 Term Loan, 03/31/22(b)(c)(d)	5,225,000	5,226,306
Ineos US Finance LLC, USD 6 Year Term Loan, 3.750%, 05/04/18(a)(b)	59,682,636	59,235,016
MacDermid, Inc., Usd 1st Lien Term Loan, 4.500%, 06/07/20(a)(b)	11,394,833	11,430,499
Minerals Technologies Inc., Term Loan B, 4.000%, 05/07/21(a)(b)	11,343,204	11,385,741
Nexeo Solutions LLC, Term Loan B, 5.000%, 09/08/17(a)(f)	4,971,665	4,826,642
Polymer Group, Inc., 1st Lien Term Loan, 5.250%, 12/19/19(a)(b)	7,040,875	7,058,477
Styrolution US Holding LLC, USD Term Loan B, 6.500%, 11/07/19(a)(b)	23,630,775	23,630,775
UTEX Industries Inc., 1st Lien Term Loan 2014, 5.000%, 05/22/21(a)(b)	11,240,691	10,097,850

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Chemicals—continued
WNA Holdings, Inc., USD 1st Lien US Borrower, 4.500%, 06/07/20(a)(b)	3,811,788	3,807,023

		161,590,528

Commercial Services 4.3%
ABC Supply Co., Inc., Term Loan, 3.500%, 04/16/20(a)(b)	13,344,099	13,307,403
Harland Clarke Holdings Corp., Extended Term Loan B2, 5.525%, 06/30/17(a)(b)	31,911,728	31,931,832
Harland Clarke Holdings Corp., Term Loan B4, 6.000%, 08/04/19(a)(b)	32,745,478	32,843,714
Harland Clarke Holdings, Corp., Term Loan B3, 7.000%, 05/22/18(a)(b)	97,036,195	97,582,509
Infor (US), Inc., USD Term Loan B5, 3.750%, 06/03/20(a)(b)	18,490,288	18,308,343
Infor (US), Inc., USD Term Loan B3, 3.750%, 06/03/20(a)(b)	7,590,658	7,505,263
Merrill Communications LLC, 1st Lien Term Loan, 5.750%, 03/08/18(a)(b)	11,306,968	11,349,369
Tribune Co., 2013 Term Loan B, 4.000%, 12/27/20(a)(b)	53,594,558	53,607,957
Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/19(a)(b)	5,612,879	5,610,522

		272,046,912

Consumer Discretionary 0.1%
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19(a)(b)	5,804,295	5,789,784

Consumer Non-Durables 0.2%
Kate Spade & Co., Term Loan B, 4.000%, 04/09/21(a)(b)	6,606,800	6,595,767
Libbey Glass Inc., Term Loan B, 3.750%, 04/09/21(a)(b)	6,148,538	6,110,109

		12,705,876

	Shares or Principal Amount($)	Value($)
Diversified Financial Services 2.5%
Affinion Group, Inc., Term Loan B, 6.750%, 04/30/18(a)(b)	7,815,314	7,401,103
American Capital, Ltd., 2017 Term Loan, 3.500%, 08/22/17(a)(b)	8,593,200	8,577,131

Clipper Acquisitions Corp., New Term Loan B, 3.000%, 02/06/20(a)(b)	3,012,881	2,975,220
First Data Corp., New 2018 Extended Term Loan, 3.674%, 03/24/18(a)(b)	74,482,214	74,407,731
First Data Corp., New 2018 Term Loan, 3.674%, 09/24/18(a)(b)	38,273,139	38,217,260
First Data Corp., Extended 2021 Term Loan, 4.174%, 03/24/21(a)(b)	15,485,325	15,524,038
Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 01/04/21(a)(b)	6,932,471	6,854,480
Pre-Paid Legal Services, Inc., 1st Lien Term Loan, 6.250%, 07/01/19(a)(b)	2,778,229	2,774,756

		156,731,719

Diversified Media 1.6%
ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 07/31/20(a)(b)	5,278,188	5,146,233
AP NMT Acquisition BV, USD 1st Lien Term Loan, 6.750%, 08/13/21(a)(b)	5,676,475	5,629,190
Block Communications, Inc., Term Loan B, 4.250%, 11/07/21(a)(b)	3,930,250	3,935,163
Lions Gate Entertainment Corp., 2015 2nd Lien Term Loan, 5.000%, 03/17/22(a)(b)	14,085,000	14,096,690
Regal Cinemas Corp., 2015 Term Loan, 03/25/22(b)(c)(d)	8,395,000	8,405,494
William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 05/01/22(a)(b)	8,855,000	8,445,456
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 5.250%, 05/06/21(a)(b)	57,639,438	57,077,453

		102,735,679

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Electric 1.1%
Calpine Corp., Term Loan B3, 4.000%, 10/09/19(a)(b)	34,866,941	34,915,057

Calpine Corp., Delayed Draw Term Loan, 4.000%, 10/30/20(a)(b)	11,579,756	11,596,315
Panda Temple II Power LLC, New Term Loan B, 7.250%, 04/03/19(a)(b)	4,685,000	4,567,875
Texas Competitive Electric Holdings Company LLC, Extended Term Loan, 4.662%, 10/10/17(a)(b)(c)(g)	28,245,000	16,939,939

		68,019,186

Electronics 1.4%
Blackboard, Inc., Term Loan B3, 4.750%, 10/04/18(a)(b)(c)	9,126,115	9,114,708
Dell, Inc., USD Term Loan B, 4.500%, 04/29/20(a)(b)	56,805,582	57,170,842
Eastman Kodak Co., Exit Term Loan, 7.250%, 09/03/19(a)(b)	10,905,750	10,851,221
Rovi Solutions Corp., New Term Loan B, 3.750%, 07/02/21(a)(b)	7,781,188	7,737,458
Shield Finance Co. S.A.R.L., USD Term Loan, 5.000%, 01/29/21(a)(b)	5,986,994	5,999,447

		90,873,676

Energy 3.9%
ADS Waste Holdings, Inc., New Term Loan, 3.750%, 10/09/19(a)(b)	18,831,369	18,606,146
Azure Midstream Energy LLC, Term Loan B, 7.500%, 11/15/18(a)(b)	10,297,665	9,744,165
BlackBrush Oil & Gas, L.P., 2nd Lien Term Loan, 7.500%, 06/19/21(a)(b)	9,005,000	7,219,038
Chief Exploration & Development LLC, 2nd Lien Term Loan, 7.500%, 05/12/21(a)(b)	14,210,000	13,080,305
CITGO Holding, Inc., 2015 Term Loan B, 9.500%, 05/12/18(a)(b)	28,648,200	28,481,181
FTS International, Inc., New Term Loan B, 5.750%, 04/16/21(a)(b)	15,936,000	12,300,680

	Shares or Principal Amount($)	Value($)
Energy—continued
Glenn Pool Oil & Gas Trust, Term Loan, 4.500%, 05/02/16(a)(b)	13,187,353	13,121,416

HGIM Corp., Term Loan B, 5.500%-6.750%, 06/18/20(a)(b)(f)	30,070,075	20,560,414
KCA Deutag US Finance LLC, Term Loan, 6.250%, 05/13/20(a)(b)(c)	6,222,476	5,206,159
Osum Productions Corp., Term Loan, 6.500%, 07/28/20(a)(f)	1,990,824	1,552,843
Pacific Drilling SA, Term Loan B, 4.500%, 06/03/18(a)(b)(c)	18,595,531	15,377,388
Philadelphia Energy Solutions LLC, Term Loan B, 6.250%, 04/04/18(a)(b)	14,868,135	14,186,728
Pinnacle Holdco S.A.R.L., Term Loan, 4.750%, 07/30/19(a)(b)	4,410,551	3,947,443
Seadrill Partners Finco LLC, Term Loan B, 4.000%, 02/21/21(a)(b)	33,775,705	26,737,186
Southcross Holdings Borrower LP, Term Loan B, 6.000%, 08/04/21(a)(b)	4,416,625	4,173,711
Stonewall Gas Gathering LLC, Term Loan B, 8.750%, 01/28/22(a)(b)	7,085,000	7,102,712
Templar Energy LLC, New 2nd Lien Term Loan, 8.500%, 11/25/20(a)(b)	56,810,000	38,370,610
Veresen Midstream Ltd. Partnership, Term Loan B, 02/25/22(b)(c)(d)	4,390,000	4,382,318

		244,150,443

Entertainment 0.7%
ClubCorp Club Operations, Inc., New Term Loan, 4.500%, 07/24/20(a)(b)	7,085,000	7,120,425
Diamond Resorts Corp., New Term Loan, 5.500%, 05/09/21(a)(b)	9,910,200	9,947,363
Great Wolf Resorts, Inc., Term Loan B, 5.750%, 08/06/20(a)(b)	11,505,013	11,519,394

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Entertainment—continued
Hubbard Radio LLC, Term Loan B, 4.500%, 04/29/19(a)(b)	5,634,906	5,611,409
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.500%, 08/17/20(a)(b)	12,600,333	12,568,833

		46,767,424

Financial 0.8%
RCS Capital Corp., 1st Lien Term Loan, 6.500%, 04/29/19(a)(b)	12,786,813	12,658,944
Sedgwick, Inc., 1st Lien Term Loan, 3.750%, 03/01/21(a)(b)	24,948,522	24,630,429
Sedgwick, Inc., 2nd Lien Term Loan, 6.750%, 02/28/22(a)(b)	7,155,000	6,958,238
Victory Capital Management Inc., Term Loan B, 7.000%, 10/01/21(a)(b)	6,020,625	5,975,470

		50,223,081

Food 1.3%
Albertson’s Holdings LLC, Term Loan B3, 5.000%, 08/25/19(a)(b)	7,565,000	7,609,482
Albertson’s Holdings LLC, Term Loan B4, 5.500%, 08/25/21(a)(b)	2,635,000	2,655,869
JBS USA Holdings, Inc., Incremental Term Loan, 3.750%, 09/18/20(a)(b)	11,012,300	11,005,472
Landry’s, Inc., Term Loan B, 4.000%, 04/24/18(a)(b)	12,130,173	12,145,336
New Albertson’s, Inc., Term Loan, 4.750%, 06/27/21(a)(b)	12,407,650	12,438,669
Post Holdings Inc., Series A Incremental Term Loan, 3.750%, 06/02/21(a)(b)(c)	19,025,813	19,054,922
Rite Aid Corporation, 02/10/16(b)(c)(d)	7,500,000	7,575,000
Stater Bros. Markets, Term Loan B, 4.750%, 05/12/21(a)(b)	6,970,850	6,953,423

		79,438,173

	Shares or Principal Amount($)	Value($)
Forest Products & Paper 0.3%
Anchor Glass Container Corp., New 1st Lien Term Loan, 4.250%, 06/30/21(a)(b)	7,644,627	7,646,232
CD&R Millennium Holdco 6 S.A.R.L., USD 2nd Lien Term Loan, 8.250%, 07/31/22(a)(b)	3,610,000	3,514,335
Onex Wizard US Acquisition Inc., USD Term Loan, 03/13/22(b)(c)(d)	6,150,000	6,199,938

		17,360,505

Health Care 6.4%
Allscripts Healthcare Solutions, Inc., Term Loan A, 2.928%, 06/28/18(a)(b)	8,983,539	8,961,081
Capella Healthcare, Inc., Term Loan B, 5.250%, 12/31/21(a)(b)	6,144,600	6,175,323
CDRH Parent, Inc., New 1st Lien Term Loan, 5.250%, 07/01/21(a)(b)	1,994,987	1,996,244
Community Health Care Systems, Inc., New Term Loan A, 2.511%, 01/22/19(a)(b)	9,250,000	9,107,365
Community Health Systems, Inc., Term Loan F, 3.428%, 12/31/18(a)(b)	29,185,721	29,176,673
Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21(a)(b)	33,781,663	33,938,748
DPx Holdings B.V., USD Term Loan, 4.250%-5.500%, 03/11/21(a)(b)	20,008,800	19,902,553
Envision Acquisition Company LLC, Term Loan, 5.750%, 11/04/20(a)(b)	6,643,825	6,648,011
Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.178%, 02/27/21(a)(b)	23,525,308	23,488,138
Halyard Health, Inc., Term Loan B, 4.000%, 11/01/21(a)(b)	7,915,163	7,981,966

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Health Care—continued
Hologic, Inc., New Term Loan B, 3.250%, 08/01/19(a)(b)	6,518,330	6,524,653
IMS Health, Inc., New USD Term Loan, 3.500%, 03/17/21(a)(b)	6,019,517	5,992,790
Indivior Finance S.A.R.L., USD Term Loan B, 7.000%, 12/19/19(a)(b)	7,569,188	7,152,882
inVentiv Health, Inc., Term Loan B4, 7.750%, 05/15/18(a)(b)	11,200,000	11,232,704
Kindred Healthcare, Inc., New Term Loan, 4.250%, 04/09/21(a)(b)(c)	8,728,015	8,763,451
Kinetic Concepts, Inc., USD Term Loan E1, 4.500%, 05/04/18(a)(b)(c)	4,847,727	4,863,288
Onex Carestream Finance LP, 1st Lien Term Loan, 5.000%, 06/07/19(a)(b)	11,846,588	11,877,863

P2 Newco Acquisition, Inc., 1st Lien Term Loan, 5.500%, 10/22/20(a)(b)	13,176,421	13,143,480
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.000%, 09/30/19(a)(b)	19,391,189	19,351,825
Par Pharmaceutical Cos., Inc., Incremental Term Loan B3, 4.250%, 09/30/19(a)(b)	4,379,025	4,373,551
PharMedium Healthcare Corp., 1st Lien Term Loan, 4.250%, 01/28/21(a)(b)	6,399,559	6,335,563
PharMedium Healthcare Corp., 2nd Lien Term Loan, 7.750%, 01/28/22(a)(b)	2,000,000	1,995,000
Regionalcare Hospital Partners, Inc., 2nd Lien Term Loan, 10/23/19(b)(c)(d)	1,790,000	1,807,900
RPI Finance Trust, Term Loan B4, 3.500%, 11/09/20(a)(b)	6,339,113	6,373,471
Salix Pharmaceuticals Ltd., Term Loan, 5.500%, 01/02/20(a)(b)	23,369,638	23,369,638
Surgical Care Affiliates, Inc., Term Loan B, 4.250%, 03/17/22(a)(b)	2,000,000	2,005,840

	Shares or Principal Amount($)	Value($)
Health Care—continued
Valeant Pharmaceuticals International, Delayed Draw TL B F2, 03/10/22(b)(c)(d)	23,848,916	23,949,081
Valeant Pharmaceuticals International, Term Loan B F1, 03/13/22(b)(c)(d)	31,136,084	31,266,856
Valeant Pharmaceuticals International, Inc., Series E, Term Loan B, 3.500%, 08/05/20(a)(b)	28,031,878	28,031,878
Valeant Pharmaceuticals International, Inc., Series C2, Term Loan B, 3.500%, 12/11/19(a)(b)	20,214,218	20,214,218
Valeant Pharmaceuticals International, Inc., Series D2, Term Loan B, 3.500%, 02/13/19(a)(b)	12,648,897	12,670,653

		398,672,687

Healthcare-Services 0.6%
MPH Acquisition Holdings LLC, Term Loan, 3.750%, 03/31/21(a)(b)	22,580,820	22,496,142
Regionalcare Hospital Partners, Inc., 1st Lien Term Loan, 6.000%, 04/19/19(a)(b)	17,562,288	17,576,864

		40,073,006

Housing 0.1%
DTZ U.S. Borrower, LLC, 1st Lien Term Loan, 5.500%, 11/04/21(a)(b)	5,007,450	5,032,487

Information Technology 3.4%
Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/20(a)(b)	6,650,785	6,620,324
Aricent Technologies, 1st Lien Term Loan, 5.500%, 04/14/21(a)(b)	10,540,370	10,562,294
Avago Technologies Cayman Ltd., USD Term Loan B, 3.750%, 05/06/21(a)(b)	37,817,502	37,871,959
CDW LLC, New Term Loan, 3.250%, 04/29/20(a)(b)	20,081,310	19,883,107
Deluxe Entertainment Services Group, Inc., Term Loan 2014, 6.500%, 02/28/20(a)(b)	15,875,402	15,399,140

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Information Technology—continued
Digital River, Inc., 1st Lien Term Loan, 7.500%, 02/12/21(a)(b)	5,745,000	5,673,188
FIDJI Luxembourg (BC4) S.A.R.L., Initial Term Loan, 6.250%, 12/24/20(a)(b)	5,431,718	5,415,857
Internap Corp., Term Loan, 6.000%, 11/26/19(a)(b)	8,823,312	8,823,312
iParadigms Holdings, LLC, 1st Lien Term Loan, 5.000%, 07/30/21(a)(b)	3,228,775	3,212,631
IQOR US Inc., Term Loan B, 6.000%, 04/01/21(a)(b)	29,162,502	27,631,471
Presidio, Inc. (new), 2015 Term Loan B, 6.250%, 02/02/22(a)(b)	9,400,000	9,364,750
RedTop Luxembourg S.A.R.L., USD 2nd Lien Term Loan, 8.250%, 06/03/21(a)(b)	5,306,400	5,319,666
RedTop Luxembourg S.A.R.L., USD 1st Lien Term Loan, 4.500%, 12/03/20(a)(b)	8,845,650	8,819,821

Riverbed Technology, Inc., Term Loan B, 02/19/22(b)(c)(d)	12,745,000	12,859,705
Southern Graphics, Inc., New Term Loan B, 4.250%, 10/17/19(a)(b)	6,734,000	6,721,407
Spin Holdco, Inc., New Term Loan B, 4.250%-5.500%, 11/14/19(a)(b)	8,376,681	8,341,750
STG-Fairway Acquisitions, Inc., Term Loan B, 6.250%, 02/28/19(a)(b)	14,190,623	14,101,932
ViaWest, Inc., Term Loan B, 03/11/22(b)(c)(d)	4,830,000	4,848,113

		211,470,427

Insurance 2.7%
Asurion LLC, Term Loan B3, 3.750%, 03/03/17(a)(b)	4,170,000	4,156,114
Asurion LLC, New Term Loan B2, 4.250%, 07/08/20(a)(b)	38,572,950	38,442,959
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(a)(b)	44,736,571	44,835,886

	Shares or Principal Amount($)	Value($)
Insurance—continued
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)	35,661,489	35,777,389
Hub International Ltd., Term Loan B, 4.000%, 10/02/20(a)(b)	10,425,260	10,332,162
Hyperion Insurance Group Ltd., 2015 Term Loan B, 03/26/22(b)(c)(d)	4,390,000	4,411,950
La Frontera Generation LLC, Term Loan, 4.500%, 09/30/20(a)(b)	19,974,498	19,991,077
USI, Inc., Term Loan B, 4.250%, 12/27/19(a)(b)	12,391,238	12,396,443

		170,343,980

Leisure Time 0.9%
Amaya Holdings B.V., 1st Lien Term Loan, 5.000%, 08/01/21(a)(b)	12,507,150	12,382,078
Belmond Interfin Ltd., USD Term Loan B, 4.000%, 03/21/21(a)(b)	9,791,100	9,748,313
Global Cash Access, LLC, New Term Loan B, 6.250%, 12/18/20(a)(b)	8,830,625	8,760,686

La Quinta Intermediate Holdings LLC, Term Loan B, 4.000%, 04/14/21(a)(b)	15,867,169	15,901,918
Mohegan Tribal Gaming Authority, New Term Loan B, 5.500%, 11/19/19(a)(b)	8,936,875	8,856,801
NCL Corp. Ltd., Term Loan B, 4.000%, 10/19/21(a)(b)	3,815,438	3,839,284

		59,489,080

Lodging 5.6%
Boyd Gaming Corp., Term Loan B, 4.000%, 08/14/20(a)(b)	6,321,358	6,326,605
Caesars Entertainment Operating Co., Term Loan B7, 9.750%, 01/28/18(a)(b)(g)	18,571,675	16,915,639
Caesars Entertainment Operating Co., Term Loan B4, 10.500%, 10/31/16(a)(b)(g)	4,726,001	4,375,473

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Lodging—continued
Caesars Entertainment Operating Company, Extended Term Loan B6, 7.005%, 03/01/17(a)(b)(g)	80,340,967	73,687,932
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.000%, 10/11/20(a)(b)	46,412,723	43,886,014
Hilton Worldwide Finance LLC, USD Term Loan B2, 3.500%, 10/26/20(a)(b)	127,303,942	127,419,789
Playa Resorts Holding B.V., Term Loan B, 4.000%, 08/09/19(a)(b)	6,121,775	6,114,123
Scientific Games International, Inc., New Term Loan B, 6.000%, 10/18/20(a)(b)	57,005,821	57,162,587
Shingle Springs Tribal Gaming Authority, Term Loan B, 6.250%, 08/29/19(a)(b)	4,532,726	4,544,058
Starwood Property Trust, Inc., Term Loan B, 3.500%, 04/17/20(a)(b)	13,997,284	13,851,432

		354,283,652

Machinery-Diversified 1.1%
Alliance Laundry Systems LLC, Refinance Term Loan, 4.250%, 12/10/18(a)(b)	17,506,095	17,527,978
Alliance Laundry Systems LLC, 2nd Lien Term Loan, 9.500%, 12/10/19(a)(b)	2,454,545	2,457,614
Brand Energy & Infrastructure Services, Inc., New Term Loan B, 4.750%, 11/26/20(a)(b)	20,979,177	20,354,207
Key Safety Systems, Inc., New 1st Lien Term Loan, 4.750%, 08/29/21(a)(b)	4,427,750	4,438,819
NewPage Corp., Term Loan, 9.500%, 02/11/21(a)(b)	13,499,537	12,917,437
West Corporation, Term Loan B10, 3.250%, 06/30/18(a)(b)	10,248,266	10,222,645

		67,918,700

	Shares or Principal Amount($)	Value($)
Manufacturing 0.9%
Doosan Infracore International, Inc., Term Loan B, 4.500%, 05/28/21(a)(b)	6,643,914	6,710,354
Mirror Bidco Corp., New Term Loan, 4.250%, 12/28/19(a)(b)	11,705,403	11,666,424
Otter Products LLC, 2014 Term Loan, 5.750%, 06/03/20(a)(b)	5,180,601	5,146,046
Signode Industrial Group US Inc., USD Term Loan B, 3.750%, 05/01/21(a)(b)	10,496,724	10,421,252
Zebra Technologies Corp., Term Loan B, 4.750%, 10/27/21(a)(b)	19,477,045	19,686,424

		53,630,500

Media 6.7%
Charter Communications Operating LLC, Term Loan F, 3.000%, 01/03/21(a)(b)	8,891,625	8,856,859
Clear Channel Communications, Inc., Term Loan D, 6.928%, 01/30/19(a)(b)(c)	78,665,459	74,696,786
Clear Channel Communications, Inc., USD Extended Term Loan E, 7.678%, 07/30/19(a)(b)	83,337,285	80,188,802

Emerald Expositions Holding, Inc., Term Loan B, 4.750%, 06/17/20(a)(b)	7,171,979	7,189,909
McGraw-Hill Global Education Holdings LLC, New 1st Lien Term Loan, 5.750%, 03/22/19(a)(b)	6,544,384	6,590,195
Radio One, Inc., Term Loan B, 7.500%, 03/31/16(a)(b)	11,560,246	11,497,590
Syniverse Holdings, Inc., Term Loan, 4.000%, 04/23/19(a)(b)	11,328,013	10,662,492
Univision Communications, Inc., Term Loan C4, 4.000%, 03/01/20(a)(b)	32,776,932	32,700,889

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Univision Communications, Inc., Term Loan C3, 4.000%, 03/01/20(a)(b)	35,397,295	35,308,802
Village Roadshow Films (BVI) Ltd., Term Loan B, 5.750%, 11/21/17(a)(b)	24,988,762	24,988,762
Ziggo Financing Partnership, USD Term Loan B1, 3.500%, 01/15/22(a)(b)	47,144,174	46,829,723
Ziggo Financing Partnership, USD Term Loan B2, 3.500%, 01/15/22(a)(b)	30,380,596	30,177,957
Ziggo Financing Partnership, USD Term Loan B3, 3.500%, 01/15/22(a)(b)	49,965,230	49,631,962

		419,320,728

Metals 0.1%
Atlas Iron Ltd., Term Loan B, 8.750%, 12/10/17(a)(f)	8,808,398	5,285,039

Metals/Minerals 0.8%
Atkore International, Inc., 1st Lien Term Loan, 4.500%, 04/09/21(a)(b)	8,793,550	8,705,614
Atkore International, Inc., 2nd Lien Term Loan, 7.750%, 10/09/21(a)(b)	2,000,000	1,930,000
Dynacast International LLC, Term Loan, 5.250%, 01/28/22(a)(b)	6,970,000	7,030,988
Murray Energy Corp., 1st Lien Term Loan, 5.250%, 12/05/19(a)(b)	13,493,700	13,228,009

Peabody Energy Corp., Term Loan B, 4.250%, 09/24/20(a)(b)	20,589,981	18,479,508

		49,374,119

Mining 1.7%
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 3.750%, 06/30/19(a)(b)	116,056,345	104,607,387

Miscellaneous Manufacturer 0.2%
Boomerang Tube LLC, Term Loan, 11.750%, 10/11/17(a)(f)	20,970,146	11,533,580

	Shares or Principal Amount($)	Value($)
Oil & Gas 4.2%
Alon USA Energy, Inc., Master Limited Partnership Term Loan, 9.250%, 11/26/18(a)(b)	17,974,647	17,794,900
Bronco Midstream Funding LLC, Term Loan B, 5.000%, 08/15/20(a)(b)	19,635,802	18,948,549
Citgo Petroleum Corp., New Term Loan B, 4.500%, 07/29/21(a)(b)	4,792,558	4,747,652
Drillships Financing Holding, Inc., Term Loan B1, 6.000%, 03/31/21(a)(b)	44,653,791	33,965,013
EMG Utica LLC, Term Loan, 4.750%, 03/27/20(a)(b)	25,440,000	23,691,000
Energy Transfer Equity, L.P., New Term Loan, 3.250%, 12/02/19(a)(b)	62,865,000	61,804,467
Energy Transfer Equity, L.P., 2015 Term Loan, 4.000%, 12/02/19(a)(b)	11,005,000	10,969,234
EP Energy LLC, Term Loan B3, 3.500%, 05/24/18(a)(b)	13,238,964	12,734,295
MEG Energy Corp., Refinance Term Loan, 3.750%, 03/31/20(a)(b)	7,824,972	7,485,603
Obsidian Holdings LLC, Term Loan A, 6.750%, 11/02/15(a)(b)	557,082	559,868
Obsidian Natural Gas Trust, Term Loan, 7.000%, 11/02/15(a)(b)	5,753,351	5,782,117
Offshore Group Investment Ltd., New Term Loan B, 5.000%, 10/25/17(a)(b)(f)	17,891,496	11,120,638

Offshore Group Investment Ltd., Term Loan B, 5.750%, 03/28/19(a)(b)(f)	6,933,487	3,943,421
Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 03/19/21(a)(b)	11,581,317	9,878,863
Sheridan Investment Partners II L.P., Term Loan B, 4.250%, 12/16/20(a)(b)	7,015,434	6,091,712
Sheridan Investment Partners II L.P., Term Loan A, 4.250%, 12/16/20(a)(b)	975,898	847,401

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Sheridan Investment Partners II L.P., Term Loan M, 4.250%, 12/16/20(a)(b)	363,956	316,034
TPF Generation Holdings LLC, Term Loan B, 4.750%, 12/29/17(a)(b)	22,524,129	21,116,371
Western Refining, Inc., Term Loan B, 4.250%, 11/12/20(a)(b)	13,854,426	13,746,222

		265,543,360

Packaging & Containers 1.7%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.000%, 12/17/19(a)(b)	7,281,450	7,299,653
Berry Plastics Holding Corporation, Term Loan D, 3.500%, 02/08/20(a)(b)	70,667,291	70,455,289
Caraustar Industries, Inc., Term Loan B, 8.000%, 05/01/19(a)(b)	9,540,510	9,453,023
Reynolds Group Holdings, Inc., New Dollar Term Loan, 4.500%, 12/01/18(a)(b)	21,926,043	22,008,266

		109,216,231

Real Estate 1.1%
Alliant Holdings I, Inc., New Term Loan B, 5.000%, 12/20/19(a)(b)	10,514,656	10,540,943
Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 08/28/20(a)(b)	9,484,773	9,425,494
Four Seasons Holdings, Inc., New 1st Lien Term Loan, 3.500%, 06/27/20(a)(b)	15,180,910	15,149,334
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/27/20(a)(b)	6,565,000	6,597,825

Istar Financial, Inc., Add on Term Loan A2, 7.000%, 03/19/17(a)(b)	3,935,653	4,020,938
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 09/28/20(a)(b)	10,715,492	10,755,675
Realogy Corp., New Term Loan B, 3.750%, 03/05/20(a)(b)	12,604,006	12,584,343

		69,074,552

	Shares or Principal Amount($)	Value($)
Retail 8.1%
Albertson’s LLC, Term Loan B2, 5.375%, 03/21/19(a)(b)	28,522,270	28,716,507
Camping World, Inc., Term Loan, 5.750%, 02/20/20(a)(b)	15,769,249	15,880,895
Capital Automotive LP, New Term Loan B, 4.000%, 04/10/19(a)(b)	41,214,107	41,317,143
Capital Automotive LP, New 2nd Lien Term Loan, 6.000%, 04/30/20(a)(b)	17,805,000	18,072,075
Dollar Tree, Inc., Term Loan B, 4.250%, 03/09/22(a)(b)	58,000,000	58,588,120
HMK Intermediate Holdings LLC, Term Loan, 5.000%, 03/30/19(a)(b)	8,858,673	8,770,086
Hudson’s Bay Co., 1st Lien Term Loan, 4.750%, 11/04/20(a)(b)	5,800,196	5,805,996
J Crew Group, Inc., New Term Loan B, 4.000%, 03/05/21(a)(b)	22,519,521	20,848,122
J.C. Penney Corporation, Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	50,795,628	50,641,210
Jo-Ann Stores, Inc., Term Loan, 4.000%, 03/16/18(a)(b)	14,252,599	14,145,705
Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21(a)(b)	7,660,029	7,296,178
Michaels Stores, Inc., Term Loan B, 3.750%, 01/28/20(a)(b)	12,502,313	12,504,938
Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/20(a)(b)	43,242,815	43,072,438
Party City Holdings, Inc., Term Loan, 4.000%-5.250%, 07/27/19(a)(b)	13,971,050	13,947,718

Petco Animal Supplies, Inc., New Term Loan, 4.000%, 11/24/17(a)(b)	8,507,508	8,502,744
PetSmart, Inc., 1st Lien Term Loan, 5.000%, 03/11/22(a)(b)	23,725,000	23,896,532

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Retail—continued
Rite Aid Corp., New 2nd Lien Term Loan, 4.875%, 06/21/21(a)(b)	13,350,000	13,358,144
Rite Aid Corp., 2nd Lien Term Loan, 5.750%, 08/21/20(a)(b)	15,855,000	16,013,550
Sears Holding Corporation, Term Loan, 5.500%, 06/30/18(a)(b)	35,726,928	35,157,441
Supervalu, Inc., Refinance Term Loan B, 4.500%, 03/21/19(a)(b)	11,805,713	11,843,373
Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 08/21/19(a)(b)	31,417,313	29,663,284
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(a)(b)	944,655	740,770
Toys ‘R’ Us-Delaware, Inc., FILO CAD Term Loan, 8.250%, 10/24/19(a)(b)	2,745,536	2,714,648
Toys ‘R’ Us-Delaware, Inc., FILO Term Loan, 8.250%, 10/24/19(a)(b)	3,404,464	3,366,164
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.750%, 04/24/20(a)(b)	25,474,724	23,656,083

		508,519,864

Semiconductors 1.1%
Freescale Semiconductor, Inc., Term Loan B4, 4.250%, 02/28/20(a)(b)	29,238,685	29,283,128
Microsemi Corp., Term Loan B1, 3.250%, 02/19/20(a)(b)	5,323,958	5,307,986
Semiconductor Components Industries, LLC, Term Loan A, 2.005%, 01/02/18(a)(b)(f)	36,884,637	35,593,675

		70,184,789

Service 0.2%
4L Holdings LLC, 1st Lien Term Loan, 5.500%-6.750%, 05/08/20(a)(b)	1,568,696	1,521,149

IPC Corp., 1st Lien Term Loan, 6.500%, 08/06/21(a)(b)	5,275,000	5,301,375
PODS, LLC, 1st Lien Term Loan, 5.250%, 02/02/22(a)(b)	3,525,000	3,547,031

	Shares or Principal Amount($)	Value($)
Service—continued
PODS, LLC, 2nd Lien Term Loan, 9.250%, 02/02/23(a)(b)	2,000,000	2,005,000

		12,374,555

Software 0.2%
Sophia, L.P., 2014 Term Loan B, 4.000%, 07/19/18(a)(b)	9,429,242	9,415,098

Telecommunication Services 13.1%
Altice Financing SA, USD Term Loan, 5.250%, 02/04/22(a)(b)	4,430,000	4,463,225
Altice Financing SA, Delayed Draw Term Loan, 5.500%, 07/02/19(a)(b)	74,113,892	75,132,958
Arris Group, Inc., Term Loan B, 3.250%, 04/17/20(a)(b)	9,910,008	9,889,395
Avaya, Inc., Extended Term Loan B3, 4.676%, 10/26/17(a)(b)	41,962,165	41,266,013
Avaya, Inc., Term Loan B6, 6.500%, 03/30/18(a)(b)	14,458,257	14,412,135
Cequel Communications LLC, Term Loan B, 3.500%, 02/14/19(a)(b)	23,814,354	23,825,071
Charter Communications Operating LLC, Term Loan E, 3.000%, 07/01/20(a)(b)	41,026,230	40,849,407
Cincinnati Bell, Inc., New Term Loan B, 4.000%, 09/10/20(a)(b)	18,701,637	18,666,665
Crown Castle Operating Co., Term Loan B2, 3.000%, 01/31/21(a)(b)	17,237,598	17,182,955
CSC Holdings, Inc., New Term Loan B, 2.678%, 04/17/20(a)(b)	29,528,351	29,380,709
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/20(a)(b)	26,426,030	25,917,329
DataPipe, Inc., 1st Lien Term Loan, 5.250%, 03/15/19(a)(b)	4,513,392	4,403,401

Evertec Group, LLC, New Term Loan A, 2.672%-2.676%, 04/17/18(a)(b)	17,374,000	17,113,390

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Evertec Group, LLC, New Term Loan B, 3.500%, 04/17/20(a)(b)	4,542,626	4,460,313
Frontier Communications Corp., Unsecured Term Loan, 3.555%, 10/14/16(a)(b)	3,437,710	3,386,144
Integra Telecom, Inc., Term Loan B, 5.250%, 02/22/19(a)(b)	12,903,927	12,875,668
Intelsat Jackson Holdings S.A., Term Loan B2, 3.750%, 06/30/19(a)(b)	44,788,549	44,598,197
Learfield Communications, Inc., New 1st Lien Term Loan, 4.500%, 10/09/20(a)(b)	7,129,934	7,150,753
Level 3 Financing, Inc., New 2019 Term Loan, 4.000%, 08/01/19(a)(b)	12,285,000	12,302,936
Level 3 Financing, Inc., 2020 Term Loan B, 4.000%, 01/15/20(a)(b)	94,720,000	94,878,182
Liberty Cablevision of Puerto Rico LLC, 2014 1st Lien Term Loan, 01/07/22(b)(c)(d)	6,585,000	6,482,142
Liberty Cablevision of Puerto Rico LLC, 2014 2nd Lien Term Loan, 07/07/23(b)(c)(d)	1,000,000	1,000,000
Liberty Cablevision of Puerto Rico LLC, 2014 1st Lien Term Loan, 4.500%, 01/07/22(a)(b)	8,010,000	7,964,984
Liberty Cablevision of Puerto Rico LLC, 2014 2nd Lien Term Loan, 7.750%, 07/07/23(a)(b)	4,945,000	4,941,934
MCC Iowa LLC, Term Loan H, 3.250%, 01/29/21(a)(b)	12,372,017	12,248,297
MCC Iowa LLC, Term Loan J, 3.750%, 06/30/21(a)(b)	1,776,575	1,767,692
MCC Iowa LLC, Term Loan G, 4.000%, 01/20/20(a)(b)	24,931,947	24,880,089
Media General, Inc., Term Loan B, 4.250%, 07/31/20(a)(b)	15,804,710	15,871,880

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
NTELOS Inc., New Term Loan B, 5.750%, 11/09/19(a)(b)	21,381,149	18,280,883
Nuance Communications, Inc., Term Loan C, 2.930%, 08/07/19(a)(b)	5,108,776	5,047,470
Quebecor Media, Inc., Term Loan B1, 3.250%, 08/17/20(a)(b)	32,439,292	31,973,139
Sinclair Television Group, Inc., Term Loan B, 3.000%, 04/09/20(a)(b)	7,590,324	7,533,397
Syniverse Holdings, Inc., Term Loan B, 4.000%, 04/23/19(a)(b)	17,982,042	16,880,642
Telx Group, Inc. (The), 1st Lien Term Loan, 4.500%, 04/09/20(a)(b)	14,058,763	13,964,991
Telx Group, Inc. (The), 2nd Lien Term Loan, 7.500%, 04/09/21(a)(b)	2,000,000	1,972,500
UPC Financing Partnership, USD Term Loan AH, 3.250%, 06/30/21(a)(b)	25,166,632	25,005,817
Virgin Media Bristol LLC, USD Term Loan B, 3.500%, 06/07/20(a)(b)	49,869,583	49,776,326
WMG Acquisition Corp., New Term Loan, 3.750%, 07/01/20(a)(b)	30,333,075	29,574,748
Zayo Group LLC, PIK, Term Loan B, 4.000%, 07/02/19(a)(b)	43,152,965	43,187,488

		820,509,265

Telecommunications 2.0%
CompuCom Systems, Inc., Refinance Term Loan B, 4.250%, 05/11/20(a)(b)	6,792,714	6,317,224
CWC Cayman Finance Ltd., Secured Term Loan, 5.500%, 04/28/17(a)(b)	14,904,783	14,904,783
CWC Cayman Finance Ltd., Unsecured Term Loan, 6.500%, 11/06/16(a)(b)	17,575,000	17,618,937
LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 04/13/20(a)(b)	18,241,559	18,161,843
Numericable U.S. LLC, USD Term Loan B2, 4.500%, 05/21/20(a)(b)	32,758,207	32,821,103

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunications—continued
Numericable U.S. LLC, USD Term Loan B1, 4.500%, 05/21/20(a)(b)	37,864,793	37,937,493

		127,761,383

Transportation 1.8%
American Airlines, Inc., Exit Term Loan, 3.750%, 06/27/19(a)(b)	36,614,066	36,568,299
Commercial Barge Line Co., 1st Lien Term Loan, 7.500%, 09/23/19(a)(b)	12,980,100	12,963,875
FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/19(a)(b)	6,082,374	6,029,153
MPG Holdco I Inc., Term Loan B, 4.250%, 10/20/21(a)(b)	10,538,043	10,582,829
Navios Partners Finance (US), Inc., Term Loan B, 5.250%, 06/27/18(a)(b)	12,907,372	12,923,506
Travelport Finance (Luxembourg) S.A.R.L., 2014 Term Loan B, 5.750%, 09/02/21(a)(b)	8,877,750	8,950,636
U.S. Shipping Corp., Term Loan, 5.500%, 04/30/18(a)(b)	4,857,333	4,820,903
Visteon Corp., Delayed Draw Term Loan B, 3.500%, 04/09/21(a)(b)	13,180,400	13,152,985
Wabash National Corp., 2015 Term Loan B, 03/16/22(b)(c)(d)	6,160,000	6,172,813

		112,164,999

Utilities 1.9%
Calpine Construction Finance Co., L.P., Original Term Loan B1, 3.000%, 05/03/20(a)(b)	22,577,850	22,274,404
Calpine Construction Finance Co., L.P., Original Term Loan B2, 3.250%, 01/31/22(a)(b)	12,553,157	12,427,625
EFS Cogen Holdings I LLC, Term Loan B, 3.750%, 12/17/20(a)(b)	10,487,315	10,504,829
Empire Generating Co. LLC, Term Loan B, 5.250%, 03/12/21(a)(b)	15,769,411	15,756,323

	Shares or Principal Amount($)	Value($)
Utilities—continued
Empire Generating Co. LLC, Term Loan C, 5.250%, 03/12/21(a)(b)	1,111,304	1,110,382
Exgen Renewables I LLC, Term Loan, 5.250%, 02/08/21(a)(b)	8,625,196	8,668,322

Green Energy Partners/Stonewall LLC, Term Loan B1, 6.500%, 11/13/21(a)(b)	4,475,000	4,497,375
Lonestart Generation LLC, Term Loan B, 5.250%, 02/20/21(a)(b)	11,468,771	11,325,412
Polarpak, Inc., USD 1st Lien Canadian Borrower, 4.500%-5.500%, 06/07/20(a)(b)	5,510,547	5,503,659
Power Team Services LLC, 1st Lien Term Loan, 4.250%, 05/06/20(a)(b)	14,507,925	14,362,846
Power Team Services LLC, Delayed Draw Term Loan, 4.250%, 05/06/20(a)(b)	776,634	768,868
Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/20(a)(b)	7,890,000	7,673,025
Terra-Gen Finance Company, LLC, Term Loan B, 5.250%, 12/09/21(a)(b)	7,075,000	7,101,531

		121,974,601

Wireless Communication 0.6%
Aircell Business Aviation Services, LLC, Term Loan B2, 7.500%, 03/21/18(a)(b)	5,457,965	5,239,646
GOGO LLC, Term Loan, 11.250%, 06/21/17(a)(b)	18,220,868	18,585,285
Lightsquared LP, Term Loan B, 01/01/16(a)(b)(h)	7,236,851	10,638,171

		34,463,102

Total Bank Loans (Cost $5,883,571,703)		5,784,749,663

Corporate Bonds 4.6%
Auto Manufacturers 0.0%(a)(e)
General Motors Co. Escrow, 7.200% (f)(g)(i)(j)	10,000,000	—
General Motors Co. Escrow, 8.375% (f)(g)(i)(j)	10,000,000	—

		—

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services 0.1%
Harland Clarke Holdings Corp., 9.250%, 03/01/21(b)	3,330,000	3,230,100
Harland Clarke Holdings Corp., 9.750%, 08/01/18(b)	3,715,000	3,928,613

		7,158,713

Diversified Financial Services 0.0%(e)
Ally Financial, Inc., 4.125%, 03/30/20	2,530,000	2,514,188

Electric 0.6%
GenOn Energy, Inc., 9.875%, 10/15/20	5,000,000	5,062,500
Glenn Pool Oil & Gas Trust, 6.000%, 08/02/21	33,050,432	33,380,936

		38,443,436

Healthcare-Services 0.2%
Tenet Healthcare Corp., 8.125%, 04/01/22	10,000,000	11,025,000

Holding Companies-Diversified 0.0%(e)
Argos Merger Sub, Inc., 7.125%, 03/15/23(b)	700,000	725,375

Internet 0.2%
Zayo Group LLC/Zayo Capital, Inc., 6.000%, 04/01/23(b)	11,100,000	11,155,500

Media 1.1%
DISH DBS Corp., 5.000%, 03/15/23	25,235,000	24,535,990
DISH DBS Corp., 5.125%, 05/01/20	3,590,000	3,616,925
iHeartCommunications, Inc., 9.000%, 12/15/19	10,353,000	10,249,470
Numericable-SFR, 6.000%, 05/15/22(b)	6,000,000	6,075,000
Numericable-SFR, 6.250%, 05/15/24(b)	6,000,000	6,075,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 07/15/19	14,000,000	15,050,000

		65,602,385

Oil & Gas 0.3%
Citgo Holding, Inc., 10.750%, 02/15/20(b)	2,400,000	2,472,000
Halcon Resources Corp., 8.875%, 05/15/21	5,435,000	3,777,325

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	10,000,000	8,525,000
MEG Energy Corp., 7.000%, 03/31/24(b)	1,275,000	1,201,687
Whiting Petroleum Corp., 6.250%, 04/01/23(b)	1,200,000	1,194,000

		17,170,012

Pharmaceuticals 0.4%
Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23(b)	3,000,000	3,022,500
VRX Escrow Corp., 5.375%, 03/15/20(b)	8,620,000	8,695,425
VRX Escrow Corp., 5.875%, 05/15/23(b)	5,920,000	6,068,000
VRX Escrow Corp., 6.125%, 04/15/25(b)	8,620,000	8,921,700

		26,707,625

Retail 0.1%
Family Tree Escrow LLC, 5.750%, 03/01/23(b)	2,000,000	2,105,000
Rite Aid Corp., 6.125%, 04/01/23(b)(c)	1,100,000	1,127,500

		3,232,500

Telecommunication Services 1.6%
Altice Financing SA, 6.500%, 01/15/22(b)	1,675,000	1,718,969
Altice SA, 7.625%, 02/15/25(b)	3,635,000	3,641,816
B Communications Ltd., 7.375%, 02/15/21(b)	6,800,000	7,286,200
Level 3 Financing, Inc., 6.125%, 01/15/21	3,750,000	3,932,812
NII Capital Corp., 7.625%, 04/01/21(g)	5,000,000	1,520,846
NII International Telecom SCA, 7.875%, 08/15/19(b)(g)	2,285,000	2,119,338
NII International Telecom SCA., 11.375%, 08/15/19(b)(g)	2,560,000	2,432,000
Softbank Corp., 4.500%, 04/15/20(b)	3,400,000	3,472,250
Sprint Capital Corp., 6.875%, 11/15/28	2,000,000	1,835,000
Sprint Capital Corp., 8.750%, 03/15/32(k)	1,700,000	1,755,250

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix Floating Rate High Income Fund — concluded

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Sprint Corp., 7.875%, 09/15/23	9,000,000	9,180,000
T-Mobile USA, Inc., 6.125%, 01/15/22	4,000,000	4,125,000
T-Mobile USA, Inc., 6.250%, 04/01/21	3,945,000	4,102,800
T-Mobile USA, Inc., 6.542%, 04/28/20	3,125,000	3,289,062
T-Mobile USA, Inc., 6.633%, 04/28/21	5,355,000	5,609,362

Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.250%, 08/15/16(b)	12,958,000	12,519,916
Wind Acquisition Finance SA, 7.375%, 04/23/21(b)	28,500,000	29,568,750
Windstream Holding of the Midwest, Inc., 6.750%, 04/01/28(k)	4,850,000	4,534,750

		102,644,121

Total Corporate Bonds (Cost $283,765,279)		286,378,855

Municipal Bonds 0.3%
Puerto Rico 0.3%
Commonwealth of Puerto Rico, Series A, GO, 8.000%, 07/01/35	18,640,000	15,308,659
Puerto Rico Sales Tax Financing Corp., Series A, RB, 6.500%, 08/01/44	5,125,000	3,268,674
Puerto Rico Sales Tax Financing Corp., Series C, RB, 5.250%, 08/01/41	5,285,000	3,210,849

Total Municipal Bonds (Cost $25,855,649)		21,788,182

Preferred Stock 0.0%(e)
Diversified Financial Services 0.0%(e)
GMAC Capital Trust I, Series 2, 8.125%(a)	94,025	2,468,156

Total Preferred Stock (Cost $2,350,625)		2,468,156

Common Stock 0.0%(e)
Energy-Alternate Sources 0.0%(e)
Aventine Renewable Energy Holdings, Inc.*(f)	69,037	932,000

Total Common Stock (Cost $8,201,222)		932,000

	Shares or Principal Amount($)	Value($)
Money Market Fund 2.4%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(l)	148,112,786	148,112,786

Total Money Market Fund (Cost $148,112,786)		148,112,786

Total Investments (Cost $6,351,857,264) — 99.5%		6,244,429,642

Other Assets in Excess of Liabilities — 0.5%		28,976,151

Net Assets — 100.0%		$6,273,405,793

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 93.9% of net assets as of March 31, 2015.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	Less than 0.05% of Net Assets.

(f)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(g)	Security is in default.

(h)	Bankrupt issuer.

(i)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0 % of net assets as of March 31, 2015.

(j)	Perpetual maturity.

(k)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(l)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

GO	—	General Obligation
PIK	—	Payment in-kind
RB	—	Revenue Bond

As of March 31, 2015, the Fund had the following unfunded Loan commitments:

Borrower	Unfunded Commitments	Unrealized Depreciation
Green Energy Partners/Stonewall LLC	$1,000,000		$(313)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 5.8%
Energy 0.8%
CITGO Holding, Inc., 2015 Term Loan B, 9.500%, 05/12/18(a)(b)	2,294,250	2,280,875
Templar Energy LLC, New 2nd Lien Term Loan, 8.500%, 11/25/20(a)(b)	4,610,000	3,113,686

		5,394,561

Food 0.2%
Rite Aid Corporation, 02/10/16(b)(c)(d)	1,140,000	1,151,400

Health Care 0.3%
inVentiv Health, Inc., Term Loan B4, 7.750%, 05/15/18(a)(b)	2,120,000	2,126,190

Information Technology 0.3%
Presidio, Inc. (new), 2015 Term Loan B, 6.250%, 02/02/22(a)(b)	1,840,000	1,833,100

Insurance 0.7%
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(a)(b)	4,624,918	4,635,186

Lodging 0.3%
Caesars Entertainment Operating Company, Extended Term Loan B6, 7.005%, 03/01/17(a)(b)(e)	2,690,931	2,468,095

Mining 0.5%
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 3.750%, 06/30/19(a)(b)	3,900,101	3,515,356

Retail 2.1%
J.C. Penney Corporation, Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	4,258,827	4,245,880
Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21(a)(b)	1,864,751	1,776,175
Sears Holding Corporation, Term Loan, 5.500%, 06/30/18(a)(b)	4,322,045	4,253,152
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.750%, 04/24/20(a)(b)	5,148,661	4,781,098

		15,056,305

Telecommunication Services 0.6%
Virgin Media Bristol LLC, USD Term Loan B, 3.500%, 06/07/20(a)(b)	4,534,764	4,526,284

Total Bank Loans (Cost $42,509,565)		40,706,477

	Shares or Principal Amount($)	Value($)
Corporate Bonds 80.9%
Aerospace/Defense 0.7%
Ducommun, Inc., 9.750%, 07/15/18	2,280,000	2,411,100
Triumph Group, Inc., 5.250%, 06/01/22	2,570,000	2,525,025

		4,936,125

Airlines 1.5%
Air Canada, 6.750%, 10/01/19(b)	3,325,000	3,549,437
American Airlines Pass Through Trust, Series 2013-2, Cl B, 5.600%, 07/15/20(b)	3,696,161	3,862,488
United Airlines Pass Through Trust, Series 2014-1, Cl B, 4.750%, 04/11/22	3,420,000	3,471,300

		10,883,225

Banks 1.5%
CIT Group, Inc., 5.375%, 05/15/20	6,152,000	6,474,980
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(b)	4,320,000	4,114,800

		10,589,780

Building Materials 2.2%
Cemex Finance LLC, 9.375%, 10/12/22(b)	7,230,000	8,206,050
Cemex SAB de CV, 5.700%, 01/11/25(b)	3,930,000	3,876,945
Cemex SAB de CV, 7.250%, 01/15/21(b)	1,155,000	1,232,963
USG Corp., 5.875%, 11/01/21(b)	2,075,000	2,204,687

		15,520,645

Chemicals 0.4%
Nufarm Australia Ltd., 6.375%, 10/15/19(b)	2,480,000	2,511,000

Coal 1.1%
CONSOL Energy, Inc., 5.875%, 04/15/22	3,915,000	3,543,075
Natural Resource Partners LP/NRP Finance Corp., 9.125%, 10/01/18	1,840,000	1,748,000
Peabody Energy Corp., 10.000%, 03/15/22(b)	3,033,000	2,699,370

		7,990,445

Commercial Services 5.7%
Alliance Data Systems Corp., 5.375%, 08/01/22(b)	2,910,000	2,902,725

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
Cenveo Corp., 6.000%, 08/01/19(b)	4,905,000	4,598,437
Harland Clarke Holdings Corp., 6.875%, 03/01/20(b)	5,195,000	5,285,912
Harland Clarke Holdings Corp., 9.750%, 08/01/18(b)	7,474,000	7,903,755
Hertz Corp. (The), 5.875%, 10/15/20	3,170,000	3,257,175
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(b)	3,675,000	3,904,688
Quad/Graphics, Inc., 7.000%, 05/01/22(b)	3,530,000	3,397,625
TMS International Corp., 7.625%, 10/15/21(b)(f)	8,591,000	8,591,000

		39,841,317

Computers 0.4%
j2 Global, Inc., 8.000%, 08/01/20	2,360,000	2,548,800

Diversified Financial Services 8.5%
Ally Financial, Inc., 4.125%, 03/30/20	1,830,000	1,818,562
Ally Financial, Inc., 5.125%, 09/30/24	3,415,000	3,521,719
Ally Financial, Inc., 7.500%, 09/15/20	4,556,000	5,336,215
Ally Financial, Inc., 8.000%, 03/15/20	5,673,000	6,765,052
Community Choice Financial, Inc., 10.750%, 05/01/19	1,540,000	820,050
DFC Finance Corp., 10.500%, 06/15/20(b)	4,425,000	3,462,562
Enova International, Inc., 9.750%, 06/01/21(b)	1,370,000	1,301,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 03/15/19	2,065,000	2,103,719
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	3,000,000	3,116,400
ILFC E-Capital Trust I, 4.090%, 12/21/65(a)(b)	6,750,000	6,361,875
International Lease Finance Corp., 8.250%, 12/15/20	2,500,000	3,043,750
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(b)	2,515,000	2,439,550
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	4,115,000	3,991,550

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	3,435,000	3,297,600
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	1,085,000	1,112,125
Navient Corp., 4.875%, 06/17/19, MTN	2,000,000	1,995,000
Navient Corp., 5.000%, 10/26/20	1,690,000	1,658,313
Navient Corp., 6.125%, 03/25/24, MTN	3,025,000	2,904,000
SquareTwo Financial Corp., 11.625%, 04/01/17(g)	2,530,000	2,245,375
Walter Investment Management Corp., 7.875%, 12/15/21(g)	2,670,000	2,389,650

		59,684,567

Electric 3.3%
Calpine Corp., 5.500%, 02/01/24	3,660,000	3,692,025
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.750%, 11/01/19(b)	1,700,000	1,759,500
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.375%, 11/01/22(b)	2,315,000	2,433,644
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.625%, 11/01/24(b)	2,500,000	2,618,750
Dynegy, Inc., 5.875%, 06/01/23	1,628,000	1,583,230
GenOn Energy, Inc., 9.875%, 10/15/20	4,804,000	4,864,050
NRG Energy, Inc., 6.250%, 05/01/24	4,160,000	4,191,200
NRG Energy, Inc., 7.875%, 05/15/21	2,155,000	2,316,625

		23,459,024

Electrical Components & Equipment 0.2%
Zebra Technologies Corp., 7.250%, 10/15/22(b)	1,605,000	1,729,388

Engineering & Construction 0.4%
Aguila 3 SA, 7.875%, 01/31/18(b)	2,625,000	2,625,000

Entertainment 1.0%
Gibson Brands, Inc., 8.875%, 08/01/18(b)	3,607,000	3,611,509
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(b)	3,375,000	3,560,625

		7,172,134

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Food 2.4%
Pilgrim’s Pride Corp., 5.750%, 03/15/25(b)	1,730,000	1,768,925
Post Holdings, Inc., 6.000%, 12/15/22(b)	1,580,000	1,524,700
Post Holdings, Inc., 6.750%, 12/01/21(b)	4,140,000	4,181,400
Post Holdings, Inc., 7.375%, 02/15/22	6,230,000	6,448,050
SUPERVALU, Inc., 7.750%, 11/15/22	2,985,000	3,179,025

		17,102,100

Forest Products & Paper 0.5%
Resolute Forest Products, Inc., 5.875%, 05/15/23	3,447,000	3,312,567

Gas 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	2,029,000	1,988,420

Healthcare-Products 1.3%
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	4,450,000	4,817,125
Physio-Control International, Inc., 9.875%, 01/15/19(b)	1,887,000	2,004,937
Teleflex, Inc., 5.250%, 06/15/24(b)	2,123,000	2,165,460

		8,987,522

Healthcare-Services 1.3%
HCA Holdings, Inc., 6.250%, 02/15/21	3,188,000	3,446,866
HCA, Inc., 6.500%, 02/15/20	1,195,000	1,345,570
Tenet Healthcare Corp., 6.000%, 10/01/20	2,695,000	2,856,700
WellCare Health Plans, Inc., 5.750%, 11/15/20	1,250,000	1,312,500

		8,961,636

Holding Companies-Diversified 0.4%
Argos Merger Sub, Inc., 7.125%, 03/15/23(b)	2,690,000	2,787,513

Home Builders 1.6%
DR Horton, Inc., 4.000%, 02/15/20	5,260,000	5,333,640
Shea Homes LP/Shea Homes Funding Corp., 5.875%, 04/01/23(b)	1,755,000	1,785,712
Shea Homes LP/Shea Homes Funding Corp., 6.125%, 04/01/25(b)	1,755,000	1,768,163
Standard Pacific Corp., 5.875%, 11/15/24	2,230,000	2,291,325

		11,178,840

	Shares or Principal Amount($)	Value($)
Household Products/Wares 0.2%
Century Intermediate Holding Co. 2, PIK, 9.750%, 02/15/19(b)	1,368,000	1,453,500

Insurance 1.1%
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(a)(b)	2,795,000	2,375,750
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(a)	1,827,000	1,562,085
Sirius International Group Ltd., 7.506%(a)(b)(h)	3,570,000	3,761,888

		7,699,723

Iron/Steel 0.4%
Steel Dynamics, Inc., 5.125%, 10/01/21(b)	1,380,000	1,388,625
Steel Dynamics, Inc., 5.500%, 10/01/24(b)	1,335,000	1,353,356

		2,741,981

Leisure Time 0.6%
NCL Corp. Ltd., 5.250%, 11/15/19(b)	1,285,000	1,317,125
Viking Cruises Ltd., 8.500%, 10/15/22(b)	2,825,000	3,142,813

		4,459,938

Lodging 0.7%
Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	2,070,000	2,054,475
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(b)(f)	3,195,000	2,819,588

		4,874,063

Media 6.2%
Block Communications, Inc., 7.250%, 02/01/20(b)	3,260,000	3,317,050
CCO Holdings LLC/Cap Corp., 5.250%, 09/30/22	1,015,000	1,037,838
CCO Holdings LLC/Cap Corp., 5.750%, 09/01/23	2,485,000	2,596,825
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21(b)	3,610,000	3,605,487
DISH DBS Corp., 5.125%, 05/01/20	2,455,000	2,473,412
DISH DBS Corp., 5.875%, 07/15/22(f)	4,915,000	4,994,869

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
DISH DBS Corp., 6.750%, 06/01/21	2,335,000	2,486,775
Lee Enterprises, Inc., 9.500%, 03/15/22(b)	2,160,000	2,230,200
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21	2,790,000	3,082,950
Numericable-SFR, 6.000%, 05/15/22(b)	2,830,000	2,865,375
Numericable-SFR, 6.250%, 05/15/24(b)	2,045,000	2,070,563
Sinclair Television Group, Inc., 5.625%, 08/01/24(b)	2,735,000	2,782,862
Sirius XM Radio, Inc., 6.000%, 07/15/24(b)	2,595,000	2,724,750
Townsquare Media, Inc., 6.500%, 04/01/23(b)(c)	712,000	715,560
Townsquare Radio LLC/Townsquare Radio, Inc., 9.000%, 04/01/19(b)	2,920,000	3,112,311
Univision Communications, Inc., 5.125%, 05/15/23(b)	1,655,000	1,679,825
VTR Finance BV, 6.875%, 01/15/24(b)	2,000,000	2,075,000

		43,851,652

Mining 1.7%
First Quantum Minerals Ltd., 6.750%, 02/15/20(b)	2,800,000	2,590,000
First Quantum Minerals Ltd., 7.000%, 02/15/21(b)	3,110,000	2,868,975
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(b)	3,610,000	3,104,600
Imperial Metals Corp., 7.000%, 03/15/19(b)(g)	3,554,000	3,385,185

		11,948,760

Miscellaneous Manufacturer 0.9%
Bombardier, Inc., 7.500%, 03/15/25(b)	4,395,000	4,337,316
Polymer Group, Inc., 7.750%, 02/01/19	2,169,000	2,250,337

		6,587,653

Oil & Gas 6.4%
Antero Resources Corp., 5.125%, 12/01/22	4,025,000	3,864,000
Antero Resources Corp., 6.000%, 12/01/20	1,010,000	1,010,505
Chesapeake Energy Corp., 6.875%, 11/15/20	5,930,000	6,196,850

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
CITGO Petroleum Corp., 6.250%, 08/15/22(b)	2,550,000	2,473,500
EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22	2,330,000	2,376,600
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	715,000	748,963
Hilcorp Energy I LP/Hilcorp Finance Co., 5.000%, 12/01/24(b)	5,355,000	5,033,700
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	2,020,000	1,888,700
KCA Deutag UK Finance PLC, 7.250%, 05/15/21(b)	2,670,000	2,109,300
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	3,775,000	3,218,187
MEG Energy Corp., 6.375%, 01/30/23(b)	955,000	878,600
Offshore Drilling Holding SA, 8.625%, 09/20/20(b)	2,020,000	1,618,020
Precision Drilling Corp., 5.250%, 11/15/24(b)	2,167,000	1,809,445
Range Resources Corp., 5.000%, 03/15/23	4,050,000	4,029,750
United Refining Co., 10.500%, 02/28/18	4,664,000	4,897,200
Whiting Petroleum Corp., 6.250%, 04/01/23(b)	2,995,000	2,980,025

		45,133,345

Oil & Gas Services 0.5%
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	4,045,000	3,215,775

Pharmaceuticals 2.7%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.000%, 02/01/25(b)	2,200,000	2,266,000
Grifols Worldwide Operations Ltd., 5.250%, 04/01/22(b)	2,530,000	2,571,112
Valeant Pharmaceuticals International, 7.000%, 10/01/20(b)	3,900,000	4,070,625
Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23(b)	3,260,000	3,284,450
VRX Escrow Corp., 5.375%, 03/15/20(b)	2,290,000	2,310,038
VRX Escrow Corp., 5.875%, 05/15/23(b)	2,330,000	2,388,250

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Pharmaceuticals—continued
VRX Escrow Corp., 6.125%, 04/15/25(b)	2,280,000	2,359,800

		19,250,275

Pipelines 4.6%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	3,725,000	3,752,937
Energy Transfer Equity LP, 5.875%, 01/15/24	2,235,000	2,357,925
Energy Transfer Equity LP, 7.500%, 10/15/20	2,870,000	3,214,400
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	5,274,000	5,722,290
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	7,085,000	7,131,478
Sabine Pass Liquefaction LLC, 5.625%, 04/15/23	4,460,000	4,448,850
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	2,064,000	2,074,320
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/19(b)	2,256,000	2,323,680
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/22(b)	1,276,000	1,320,660

		32,346,540

Real Estate 1.1%
Howard Hughes Corp., 6.875%, 10/01/21(b)	7,565,000	7,924,338

Real Estate Investment Trust 0.5%
iStar Financial, Inc., 5.000%, 07/01/19	3,230,000	3,230,000

Retail 3.9%
Family Tree Escrow LLC, 5.250%, 03/01/20(b)	1,820,000	1,906,450
Family Tree Escrow LLC, 5.750%, 03/01/23(b)	3,550,000	3,736,375
GameStop Corp., 5.500%, 10/01/19(b)	2,090,000	2,157,925
Guitar Center, Inc., 6.500%, 04/15/19(b)	2,463,000	2,148,967
Limited Brands, Inc., 6.625%, 04/01/21	5,215,000	5,973,835
Rite Aid Corp., 6.125%, 04/01/23(b)(c)	3,175,000	3,254,375

	Shares or Principal Amount($)	Value($)
Retail—continued
Sears Holdings Corp., 6.625%, 10/15/18(g)	7,115,000	6,616,950
Toys R Us Property Co. II LLC, 8.500%, 12/01/17	1,625,000	1,643,281

		27,438,158

Semiconductors 0.7%
Micron Technology, Inc., 5.250%, 08/01/23(b)	2,260,000	2,299,550
Micron Technology, Inc., 5.875%, 02/15/22	2,600,000	2,744,326

		5,043,876

Software 0.3%
Audatex North America, Inc., 6.000%, 06/15/21(b)	1,832,000	1,937,340

Telecommunication Services 12.3%
Altice Financing SA, 6.500%, 01/15/22(b)	3,330,000	3,417,413
Altice Financing SA, 6.625%, 02/15/23(b)	2,510,000	2,585,300
Altice Finco SA, 7.625%, 02/15/25(b)	475,000	486,875
Avaya, Inc., 7.000%, 04/01/19(b)	2,665,000	2,645,013
Avaya, Inc., 9.000%, 04/01/19(b)	2,565,000	2,629,125
CenturyLink, Inc., Series V, 5.625%, 04/01/20	2,075,000	2,178,750
DigitalGlobe, Inc., 5.250%, 02/01/21(b)	2,685,000	2,685,000
Intelsat Jackson Holdings SA, 7.500%, 04/01/21	8,300,000	8,538,625
Level 3 Communications, Inc., 5.750%, 12/01/22	3,785,000	3,886,816
Level 3 Financing, Inc., 6.125%, 01/15/21	5,500,000	5,768,125
Level 3 Financing, Inc., 8.625%, 07/15/20(f)	6,990,000	7,575,412
NII International Telecom SCA., 11.375%, 08/15/19(b)(e)	6,700,000	6,365,000
PAETEC Holding Corp., 9.875%, 12/01/18	430,000	453,650
Sprint Capital Corp., 6.875%, 11/15/28(f)	9,110,000	8,358,425
Sprint Capital Corp., 8.750%, 03/15/32(f)	3,880,000	4,006,100
Sprint Communications, Inc., 6.000%, 11/15/22	2,365,000	2,246,750
Sprint Corp., 7.875%, 09/15/23	1,040,000	1,060,800

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
T-Mobile USA, Inc., 6.375%, 03/01/25	3,305,000	3,410,430
T-Mobile USA, Inc., 6.633%, 04/28/21	4,865,000	5,096,087
ViaSat, Inc., 6.875%, 06/15/20	5,985,000	6,306,694
Wind Acquisition Finance SA, 7.375%, 04/23/21(b)	6,685,000	6,935,687

		86,636,077

Transportation 1.2%
CHC Helicopter SA, 9.250%, 10/15/20	3,591,000	3,034,395
Eletson Holdings, 9.625%, 01/15/22 (b)	2,110,000	2,057,250
Florida East Coast Holdings Corp., 6.750%, 05/01/19(b)	3,035,000	3,057,762

		8,149,407

Trucking & Leasing 0.2%
Flexi-Van Leasing, Inc., 7.875%, 08/15/18(b)	1,600,000	1,624,000

Total Corporate Bonds (Cost $565,120,401)		569,356,449

Convertible Preferred Stock 0.2%
Telecommunication Services 0.2%
T-Mobile US, Inc., 5.500%, 12/15/17	24,985	1,465,620

Total Convertible Preferred Stock (Cost $1,249,250)		1,465,620

Short-Term Investment 1.4%
RidgeWorth Funds Securities Lending Joint Account(i)	9,517,598	9,517,598

Total Short-Term Investment (Cost $9,517,598)		9,517,598

	Shares or Principal Amount($)	Value($)
Money Market Fund 11.7%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(j)	82,721,663	82,721,663

Total Money Market Fund (Cost $82,721,663)		82,721,663

Total Investments (Cost $701,118,477) — 100.0%		703,767,807
Other Assets in Excess of Liabilities — 0.0%(k)		184,990

Net Assets — 100.0%		$703,952,797

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 45.5% of net assets as of March 31, 2015.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security has not settled as of March 31, 2015 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	Security is in default.

(f)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(g)	The security or a partial position of the security was on loan as of March 31, 2015. The total value of securities on loan as of March 31, 2015 was $9,311,716.

(h)	Perpetual maturity.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2015 (See Note 2(k)).

(j)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

(k)	Less than 0.05% of Net Assets.

Investment Abbreviations

MTN	—	Medium Term Note
PIK	—	Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Seix High Yield Fund — concluded

At March 31, 2015, the Fund’s open credit default swap contracts were as follows:

Centrally Cleared Credit Default Swap Contracts — Sell Protection

Underlying Instrument	Broker (Exchange)	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Value	Unrealized Appreciation
CDX.NA.HY.23	JPMorgan (CME)	$49,000,000	5.000%	12/20/19	3.058%	$4,004,268	$367,750

The notional amount represents the maximum potential amount the Fund could be required to pay as seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in CDX.NA.HY.23.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2015.

*	Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Short-Term Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 13.7%
Auto Floor Plan 0.6%
Mercedes-Benz Master Owner Trust, Series 2012-AA, Cl A, 0.790%, 11/15/17(a)	300,000	300,089

Automobiles 2.0%
AmeriCredit Automobile Receivables Trust, Series 2014-2, Cl A2A, 0.540%, 10/10/17	221,528	221,372
California Republic Auto Receivables Trust, Series 2014-1, Cl A3, 0.850%, 05/15/18	235,000	235,076
Ford Credit Auto Owner Trust, Series 2014-A, Cl A3, 0.790%, 05/15/18	610,000	610,456

		1,066,904

Credit Card 8.8%
American Express Credit Account Master Trust, Series 2013-1, Cl A, 0.595%, 02/16/21(b)	645,000	646,495
BA Credit Card Trust, Series 2014-A2, Cl A, 0.445%, 09/16/19(b)	630,000	630,130
Barclays Dryrock Issuance Trust, Series 2014-1, Cl A, 0.535%, 12/16/19(b)	700,000	699,097
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.525%, 03/16/20(b)	627,000	627,035
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl A, 1.480%, 07/15/20	325,000	327,389
Capital One Multi-Asset Execution Trust, Series 2015-A1, Cl A, 1.390%, 01/15/21	312,000	312,271
Chase Issuance Trust, Series 2014-A7, Cl A, 1.380%, 11/15/19	500,000	501,896
Citibank Credit Card Issuance Trust, Series 2013-A10, Cl A10, 0.730%, 02/07/18	400,000	400,314
Discover Card Execution Note Trust, Series 2013-A1, Cl A1, 0.475%, 08/17/20(b)	272,000	271,700
Discover Card Execution Note Trust, Series 2014-A1, Cl A1, 0.605%, 07/15/21(b)	425,000	425,971

		4,842,298

	Shares or Principal Amount($)	Value($)
Other 1.5%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Cl A1, 0.880%, 12/01/18	389,961	390,389
Centerpoint Energy Transition Bond Co. II LLC, Series 2005-A, Cl A4, 5.170%, 08/01/19	111,231	116,976
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Cl A1, 0.901%, 04/15/18	268,234	268,550
FPL Recovery Funding LLC, Series 2007-A, Cl A3, 5.127%, 08/01/17	18,741	19,023
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Cl A3, 5.290%, 05/15/18	44,051	45,330

		840,268

Student Loan Asset Backed Securities 0.8%
SLM Student Loan Trust, Series 2013-1, Cl A2, 0.424%, 09/25/19(b)	356,257	355,650
SLM Student Loan Trust, Series 2013-5, Cl A1, 0.434%, 05/25/18(b)	82,799	82,801

		438,451

Total Asset-Backed Securities (Cost $7,479,065)		7,488,010

Collateralized Mortgage Obligations 12.7%
Agency Collateralized Mortgage Obligations 0.8%
Federal Home Loan Mortgage Corporation
Series 3772, Cl HE, REMIC, 2.500%, 10/15/18	125,979	128,234

Federal National Mortgage Association
Series 2010-153, Cl AB, REMIC, 2.000%, 11/25/18	196,672	199,455
Series 2010-153, Cl AC, REMIC, 2.000%, 11/25/18	129,890	131,897

		331,352

		459,586

Agency Collateralized Planned Amortization Class Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corporation
Series 3864, Cl KM, REMIC, 3.000%, 02/15/41	92,625	95,800

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities 11.7%
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Cl A1, 0.685%, 09/10/45	51,705	51,683

Commercial Mortgage Trust
Series 2005-C6, Cl AJ, 5.209%, 06/10/44(b)	335,000	338,989
Series 2012-9W57, Cl A, 2.365%, 02/10/29(a)	500,000	510,594

		849,583

Credit Suisse Commercial Mortgage Trust
Series 2006-C3, Cl A3, 5.807%, 06/15/38(b)	293,350	302,985
Series 2006-C5, Cl A3, 5.311%, 12/15/39	544,922	568,920

		871,905

GS Mortgage Securities Trust
Series 2011-GC5, Cl A2, 2.999%, 08/10/44	305,000	312,192
Series 2013-GC14, Cl A1, 1.217%, 08/10/46	69,780	69,920

		382,112

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Cl A2, 3.616%, 11/15/43(a)	780,000	820,126
Series 2013-C13, Cl A1, 1.303%, 01/15/46	433,531	435,515

		1,255,641

LB-UBS Commercial Mortgage Trust
Series 2006-C7, Cl A3, 5.347%, 11/15/38	365,000	385,673

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	509,905	513,003
Series 2014-C14, Cl A1, 1.250%, 02/15/47	150,111	149,678

		662,681

Morgan Stanley Capital I Trust
Series 2012-C4, Cl A3, 2.991%, 03/15/45	196,000	202,976

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Cl A4, 5.271%, 12/15/44(b)	341,082	345,274

WFRBS Commercial Mortgage Trust
Series 2012-C10, Cl A2, 1.765%, 12/15/45	600,000	606,092
Series 2012-C8, Cl A2, 1.881%, 08/15/45	785,731	796,095

		1,402,187

		6,409,715

Total Collateralized Mortgage Obligations (Cost $6,945,073)		6,965,101

Corporate Bonds 34.9%
Aerospace/Defense 1.7%
Boeing Co. (The), 0.380%, 10/30/17(b)	530,000	530,460
L-3 Communications Corp., 1.500%, 05/28/17	379,000	376,625

		907,085

Auto Manufacturers 0.8%
PACCAR Financial Corp., 0.864%, 12/06/18, MTN(b)	200,000	201,073
PACCAR Financial Corp., 1.450%, 03/09/18, MTN	239,000	240,136

		441,209

Banks 10.8%
Bank of America Corp., 3.625%, 03/17/16, MTN	835,000	855,347
Citigroup, Inc., 1.350%, 03/10/17	541,000	540,085
Credit Suisse New York, 1.375%, 05/26/17, MTN	845,000	846,523
Fifth Third Bank, 0.900%, 02/26/16	215,000	214,977
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	783,000	871,849
ING Bank NV, 1.800%, 03/16/18(a)	414,000	416,564
JPMorgan Chase & Co., 6.125%, 06/27/17	558,000	611,426
Morgan Stanley, 5.375%, 10/15/15	410,000	420,024
UBS AG/Stamford CT, 1.800%, 03/26/18, MTN	383,000	384,063
Wells Fargo & Co., 1.250%, 07/20/16	740,000	744,077

		5,904,935

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services 1.2%
ERAC USA Finance LLC, 1.400%, 04/15/16(a)	632,000	634,015

Computers 0.5%
Apple, Inc., 1.050%, 05/05/17	266,000	267,319

Diversified Financial Services 3.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.750%, 05/15/17(a)	150,000	148,500
American Express Credit Corp., 1.300%, 07/29/16	916,000	921,263
General Electric Capital Corp., 2.450%, 03/15/17, MTN	766,000	789,189

		1,858,952

Electric 0.5%
Duke Energy Corp., 0.651%, 04/03/17(b)	141,000	141,307
Duke Energy Corp., 3.350%, 04/01/15	135,000	135,000

		276,307

Healthcare-Products 1.4%
Becton Dickinson and Co., 1.800%, 12/15/17	265,000	267,031
Medtronic, Inc., 1.500%, 03/15/18(a)	498,000	500,163

		767,194

Healthcare-Services 0.6%
UnitedHealth Group, Inc., 1.875%, 11/15/16	349,000	354,819

Information Technology 1.2%
Oracle Corp., 0.454%, 07/07/17(b)	683,000	683,764

Insurance 4.2%
Berkshire Hathaway, Inc., 1.900%, 01/31/17	596,000	607,832
MetLife, Inc., 6.750%, 06/01/16	800,000	853,825
Prudential Covered Trust, 2.997%, 09/30/15(a)	819,000	827,116

		2,288,773

Machinery-Diversified 1.0%
John Deere Capital Corp., 1.350%, 01/16/18, MTN	528,000	530,100

Oil & Gas 2.6%
BP Capital Markets PLC, 3.200%, 03/11/16	325,000	332,500
Chevron Corp., 1.365%, 03/02/18	552,000	554,689
Exxon Mobil Corp., 1.305%, 03/06/18	553,000	556,184

		1,443,373

	Shares or Principal Amount($)	Value($)
Pharmaceuticals 0.5%
Actavis Funding SCS, 2.350%, 03/12/18	263,000	266,557

Pipelines 0.8%
Kinder Morgan, Inc., 2.000%, 12/01/17	269,000	268,581
Spectra Energy Partners LP, 2.950%, 09/25/18	158,000	162,872

		431,453

Semiconductors 1.1%
Intel Corp., 1.350%, 12/15/17	429,000	431,162
TSMC Global Ltd., 1.625%, 04/03/18(a)	200,000	198,271

		629,433

Telecommunication Services 1.6%
American Tower Corp., 4.500%, 01/15/18	225,000	241,533
AT&T, Inc., 5.500%, 02/01/18	488,000	537,212
Verizon Communications, Inc., 2.500%, 09/15/16	97,000	99,064

		877,809

Transportation 1.0%
Canadian National Railway Co., 0.427%, 11/14/17(b)	554,000	553,211

Total Corporate Bonds (Cost $19,053,586)		19,116,308

Municipal Bonds 3.3%
Louisiana 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2010-ELL, CI A3, RB, 3.450%, 02/01/22	515,000	540,580

New Jersey 1.0%
New Jersey Economic Development Authority, Series Q, RB, 1.096%, 06/15/16	530,000	529,587

South Carolina 1.3%
South Carolina State Public Service Authority, Series D, RB, 1.272%, 06/01/16(b)	725,000	726,435

Total Municipal Bonds (Cost $1,797,130)		1,796,602

U.S. Government Agency Mortgages 13.5%
Federal Home Loan Mortgage Corporation
Pool #J06026, 5.500%, 11/01/20	184,918	193,883

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Short-Term Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G14525, 2.500%, 08/01/22	278,222	288,002
Pool #J22421, 2.000%, 02/01/23	177,106	179,832
Pool #J23435, 2.500%, 04/01/23	695,541	720,005
Pool #J28472, 3.000%, 06/01/24	1,424,433	1,497,492

		2,879,214

Federal National Mortgage Association
Pool #745935, 5.683%, 08/01/16	311,192	322,548
Pool #AL5640, 2.293%, 08/01/44(b)	487,624	501,379
Pool #AX3644, 2.360%, 10/01/44(b)	457,079	470,727
Pool #AX5937, 2.533%, 11/01/44(b)	1,109,517	1,145,713
Pool #AX2167, 2.545%, 11/01/44(b)	1,980,059	2,046,280

		4,486,647

Total U.S. Government Agency Mortgages (Cost $7,298,144)		7,365,861

U.S. Treasury Obligations 21.1%
U.S. Treasury Notes 21.1%
1.000%, 03/31/17	3,315,000	3,342,710
0.625%, 09/30/17	179,000	178,538
0.750%, 12/31/17	8,037,000	8,021,931

Total U.S. Treasury Obligations (Cost $11,506,023)		11,543,179

	Shares or Principal Amount($)	Value($)
Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(c)	229,034	229,034

Total Money Market Fund (Cost $229,034)		229,034

Total Investments (Cost $54,308,055) — 99.6%		54,504,095
Other Assets in Excess of Liabilities — 0.4%		231,333

Net Assets — 100.0%		$54,735,428

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 8.0% of net assets as of March 31, 2015.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Short-Term Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 83.3%
Alabama 3.4%
Baldwin County Board of Education, RB, 5.000%, 06/01/19	1,250,000	1,439,350

Arizona 5.0%
Arizona Department of Transportation State Highway Fund Revenue, RB, 5.000%, 07/01/25, Pre-refunded 07/01/2016 @ 100	1,000,000	1,058,460
Phoenix Civic Improvement Corp., Series B, RB, 5.000%, 07/01/16	1,000,000	1,058,590

		2,117,050

California 8.4%
Los Angeles County Regional Financing Authority, Series B-1, RB, 3.000%, 11/15/21, CA MTG INS	1,500,000	1,518,960
Riverside Unified School District Financing Authority, 5.000%, 09/01/21, BAM	850,000	1,010,149
Riverside Unified School District Financing Authority, 5.000%, 09/01/22, BAM	215,000	257,555
San Diego County Regional Airport Authority, RB, 2.537%, 07/01/18	300,000	306,849
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/21	400,000	468,956

		3,562,469

Guam 2.5%
Guam Power Authority, Series A, RB, 5.000%, 10/01/20, AGM	920,000	1,077,973

Hawaii 1.0%
Hawaii State, GO, 5.000%, 05/01/15	400,000	401,640

Illinois 3.9%
Chicago Public Building Commission, RB, 5.250%, 12/01/18, NATL-RE	1,500,000	1,666,590

Indiana 2.5%
Indiana University, Series R, RB, 5.000%, 08/01/16, AMBAC	1,000,000	1,062,340

	Shares or Principal Amount($)	Value($)
Kentucky 4.1%
Kentucky Municipal Power Agency, Series A, RB, 5.000%, 09/01/20, NATL-RE(a)	500,000	577,180
Kentucky Municipal Power Agency, Series A, RB, 5.000%, 09/01/22, NATL-RE(a)	1,000,000	1,171,950

		1,749,130

Maryland 7.4%
Harford County, GO, 5.000%, 07/01/15	1,500,000	1,518,330
Maryland State, Series A, GO, 5.000%, 11/01/16	1,000,000	1,072,620
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23(b)	500,000	559,800

		3,150,750

Massachusetts 3.5%
Commonwealth of Massachusetts, Series A, GO, 0.030%, 12/01/30(c)	1,500,000	1,500,000

Michigan 10.1%
Michigan Finance Authority, Series E, RB, 2.850%, 08/20/15, State Aid Withholding(b)	2,600,000	2,610,374
University of Michigan, Series A, RB, 0.030%, 04/01/38(b)(c)	1,700,000	1,700,000

		4,310,374

Missouri 4.6%
Missouri Joint Municipal Electric Utility Commission, Series A, RB, 5.000%, 06/01/22(a)	1,630,000	1,947,964

New York 4.7%
Suffolk County, GO, 2.000%, 07/30/15(b)	2,000,000	2,009,780

North Carolina 2.6%
Raleigh Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/18(a)	1,000,000	1,099,180

South Carolina 4.4%
SCAGO Educational Facilities Corp. for Pickens School District, RB, 5.000%, 12/01/16(a)	750,000	804,480

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Short-Term Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
South Carolina—continued
South Carolina State Public Service Authority, Series C, RB, 5.000%, 12/01/17(a)	1,000,000	1,077,420

		1,881,900

Texas 12.4%
Central Texas Turnpike System, Series C, RB, 5.000%, 08/15/23	500,000	591,725
Harris County, Series A, GO, 5.000%, 10/01/18	1,000,000	1,139,080
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 4.000%, 04/01/17, AGM	200,000	211,382
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 4.000%, 04/01/18, AGM	200,000	214,160
Texas Public Finance Authority, Series B, RB, 4.000%, 01/01/18(b)	3,000,000	3,136,290

		5,292,637

Virginia 2.8%
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/20	1,000,000	1,167,710

Total Municipal Bonds (Cost $35,278,340)		35,436,837

	Shares or Principal Amount($)	Value($)
Money Market Fund 31.7%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	13,487,313	13,487,313

Total Money Market Fund (Cost $13,487,313)		13,487,313

Total Investments (Cost $48,765,653) — 115.0%		48,924,150
Liabilities in Excess of Other Assets — (15.0)%		(6,391,192)

Net Assets — 100.0%		$42,532,958

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
BAM	—	Build America Mutual Assurance Company
CA MTG INS	—	California Mortgage Insurance
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 4.4%
Automobiles 0.5%
Ford Credit Auto Owner Trust, Series 2014-2, Cl A, 2.310%, 04/15/26(a)	5,520,000	5,623,158

Credit Card 2.4%
Barclays Dryrock Issuance Trust, Series 2014-3, Cl A, 2.410%, 07/15/22	9,179,000	9,381,966
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.525%, 03/16/20(b)	2,166,000	2,166,119
Capital One Multi-Asset Execution Trust, Series 2006-B1, Cl B1, 0.455%, 01/15/19(b)	2,624,000	2,617,138
Chase Issuance Trust, Series 2014-A7, Cl A, 1.380%, 11/15/19	5,685,000	5,706,552
Discover Card Execution Note Trust, Series 2012-B3, Cl B3, 0.625%, 05/15/18(b)	7,475,000	7,470,620

		27,342,395

Other 1.5%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	6,170,000	6,301,174
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	6,976,325	7,253,871
SBA Tower Trust, Series 2014-2A, Cl C, 3.869%, 10/15/49(a)	3,942,000	4,102,964

		17,658,009

Total Asset-Backed Securities (Cost $49,901,893)		50,623,562

Collateralized Mortgage Obligations 4.7%
Agency Collateralized Mortgage Obligations 0.7%
Federal Home Loan Mortgage Corporation
Series 3768, Cl CB, 3.500%, 12/15/25	2,489,874	2,694,644
Series 3877, Cl LM, 3.500%, 06/15/26	1,502,000	1,627,112
Series 3909, Cl UB, REMIC, 3.500%, 08/15/26	3,156,000	3,415,511

		7,737,267

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities 4.0%
Extended Stay America Trust
Series 2013-ESH5, Cl B5, 2.278%, 12/05/31(a)	2,940,000	2,932,721

Federal National Mortgage Association
Series 2013-M14, Cl A2, 3.329%, 10/25/23(b)	1,707,000	1,827,029
Series 2014-M8, Cl A2, 3.056%, 06/25/24(b)	3,364,000	3,522,892

		5,349,921

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(a)	5,795,000	6,191,871
Series 2012-BWTR, Cl A, 2.954%, 11/05/34(a)	2,235,000	2,286,327
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(a)	2,890,000	2,962,296

		11,440,494

GS Mortgage Securities Trust
Series 2010-C1, Cl A2, 4.592%, 08/10/43(a)	1,593,000	1,778,839
Series 2011-GC5, Cl AS, 5.209%, 08/10/44(a)(b)	2,014,000	2,315,804

		4,094,643

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C3, Cl D, 5.568%, 02/15/46(a)(b)	5,897,000	6,569,382
Series 2012-HSBC, Cl B, 3.722%, 07/05/32(a)	1,790,000	1,897,285

		8,466,667

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	1,890,000	1,993,763

OBP Depositor LLC Trust
Series 2010-OBP, Cl A, 4.646%, 07/15/45(a)	4,150,000	4,658,736

VNDO 2013-PENN Mortgage Trust
Series 2013-PENN, Cl A, 3.808%, 12/13/29(a)	1,865,000	2,010,325

WFRBS Commercial Mortgage Trust
Series 2011-C3, Cl D, 5.553%, 03/15/44(a)(b)	4,794,367	5,241,403

		46,188,673

Total Collateralized Mortgage Obligations (Cost $52,048,723)		53,925,940

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Bank Loans 0.1%
Chemicals 0.0%(d)
Nexeo Solutions LLC, Term Loan B, 5.000%, 09/08/17(b)(c)	179,050	173,827

Electric 0.0%(d)
Texas Competitive Electric Holdings Company LLC, Extended Term Loan, 4.662%, 10/10/17(a)(b)(e)	65,000	38,984

Energy 0.0%(d)
BlackBrush Oil & Gas, L.P., 2nd Lien Term Loan, 7.500%, 06/19/21(a)(b)	55,000	44,092

Health Care 0.0%(d)
Allscripts Healthcare Solutions, Inc., Term Loan A, 3.025%, 06/28/18(a)(b)	122,500	122,194

Miscellaneous Manufacturer 0.0%(d)
Boomerang Tube LLC, Term Loan, 11.750%, 10/11/17(b)(c)	208,563	114,709

Semiconductors 0.1%
Semiconductor Components Industries, LLC, Term Loan A, 2.005%, 01/02/18(b)(c)	288,750	278,644

Total Bank Loans (Cost $887,052)		772,450

Corporate Bonds 22.5%
Aerospace/Defense 0.3%
L-3 Communications Corp., 3.950%, 05/28/24	2,969,000	3,047,102

Agriculture 0.2%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	2,346,000	2,379,813

Airlines 0.8%
American Airlines Pass Through Trust, Series 2013-2, 4.950%, 07/15/24	4,918,974	5,386,276
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 10/11/27, Series A	3,252,000	3,430,860

		8,817,136

	Shares or Principal Amount($)	Value($)
Auto Manufacturers 1.1%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	1,622,000	1,633,138
Ford Motor Credit Co. LLC, 2.145%, 01/09/18	700,000	707,996
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	1,660,000	1,810,175
General Motors Co., 5.200%, 04/01/45	5,133,000	5,571,030
Harley-Davidson Financial Services, Inc., 2.150%, 02/26/20(a)	1,266,000	1,273,510
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	702,000	706,271
Volkswagen International Finance, 2.375%, 03/22/17(a)	1,439,000	1,472,241

		13,174,361

Auto Parts & Equipment 0.3%
Delphi Corp., 4.150%, 03/15/24	1,656,000	1,760,449
Lear Corp., 4.750%, 01/15/23	1,338,000	1,344,690

		3,105,139

Banks 5.0%
Bank of America Corp., 1.700%, 08/25/17, MTN	2,820,000	2,830,905
Bank of America Corp., 4.250%, 10/22/26, MTN	2,347,000	2,422,907
Bank of America Corp., Series L, 2.600%, 01/15/19	2,926,000	2,978,059
Bank of America NA, 1.250%, 02/14/17	1,217,000	1,219,373
Citigroup, Inc., 2.500%, 09/26/18	4,346,000	4,431,182
Citigroup, Inc., 4.950%, 11/07/43	2,934,000	3,390,516
Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20(a)	1,645,000	1,654,385
Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25(a)	3,500,000	3,540,929
Fifth Third Bank, 1.450%, 02/28/18	400,000	398,828
Goldman Sachs Group, Inc. (The), 2.550%, 10/23/19	2,929,000	2,969,713
Goldman Sachs Group, Inc. (The), 2.625%, 01/31/19	2,340,000	2,390,698

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Banks—continued
Huntington National Bank (The), 1.300%, 11/20/16	1,869,000	1,870,837
ING Bank NV, 1.800%, 03/16/18(a)	1,452,000	1,460,992
JPMorgan Chase & Co., 2.250%, 01/23/20	3,480,000	3,487,454
KeyBank NA, 1.650%, 02/01/18	1,557,000	1,563,680
Morgan Stanley, 2.650%, 01/27/20	2,212,000	2,242,796
Morgan Stanley, 4.300%, 01/27/45	5,808,000	6,018,406
Morgan Stanley, Series F, 3.875%, 04/29/24	1,485,000	1,561,602
UBS AG, 2.375%, 08/14/19, MTN	3,829,000	3,859,536
US Bancorp, 3.600%, 09/11/24, MTN	4,017,000	4,190,775
US Bank NA, 1.100%, 01/30/17	2,968,000	2,977,254

		57,460,827

Beverages 0.2%
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	2,020,000	2,064,319

Biotechnology 0.2%
Celgene Corp., 4.625%, 05/15/44	965,000	1,026,477
Gilead Sciences, Inc., 4.500%, 02/01/45	1,241,000	1,370,582

		2,397,059

Commercial Services 0.5%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	935,000	959,789
ERAC USA Finance LLC, 3.850%, 11/15/24(a)	1,085,000	1,130,117
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	1,002,000	1,013,689
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	1,149,000	1,311,007
ERAC USA Finance LLC, 5.600%, 05/01/15(a)	807,000	809,715

		5,224,317

Computers 0.3%
Apple, Inc., 2.850%, 05/06/21	3,785,000	3,943,697

Diversified Financial Services 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.750%, 05/15/17(a)	3,276,000	3,243,240

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
American Express Credit Corp., 2.375%, 03/24/17, MTN	1,383,000	1,420,101
General Electric Capital Corp., 3.450%, 05/15/24, MTN	2,393,000	2,520,135
Lazard Group LLC, 3.750%, 02/13/25	2,657,000	2,620,421
Lazard Group LLC, 4.250%, 11/14/20	3,178,000	3,396,421
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	1,291,000	1,310,618
TD Ameritrade Holding Corp., 2.950%, 04/01/22	1,707,000	1,735,570

		16,246,506

Electric 0.7%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	1,238,000	1,613,753
Dominion Resources, Inc., 1.950%, 08/15/16	468,000	473,557
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,106,000	1,225,111
FirstEnergy Transmission LLC, 5.450%, 07/15/44(a)	4,069,000	4,580,583

		7,893,004

Electronics 0.1%
Thermo Fisher Scientific, Inc., 5.300%, 02/01/44	1,007,000	1,202,792

Healthcare-Products 0.3%
Becton Dickinson and Co., 4.685%, 12/15/44	896,000	973,701
Medtronic, Inc., 3.500%, 03/15/25(a)	730,000	763,136
Medtronic, Inc., 4.625%, 03/15/45(a)	1,882,000	2,133,194

		3,870,031

Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	1,713,000	1,823,444

Insurance 1.0%
American International Group, Inc., 5.850%, 01/16/18, MTN	1,557,000	1,739,384
Arch Capital Group US, Inc., 5.144%, 11/01/43	2,510,000	2,773,414
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	381,000	403,515

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Insurance—continued
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	2,057,000	2,316,781
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	1,004,000	1,096,812
TIAA Asset Management Finance Co. LLC, 2.950%, 11/01/19(a)	545,000	558,566
TIAA Asset Management Finance Co. LLC, 4.125%, 11/01/24(a)	1,611,000	1,700,404
XLIT Ltd., 4.450%, 03/31/25	880,000	885,695

		11,474,571

Media 0.8%
Comcast Corp., 4.650%, 07/15/42	4,898,000	5,459,752
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 01/15/25	697,000	718,103
Sky PLC, 2.625%, 09/16/19(a)	940,000	954,592
Time Warner Cable, Inc., 4.500%, 09/15/42	1,730,000	1,774,572

		8,907,019

Mining 1.3%
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	483,000	522,019
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	4,196,000	4,202,194
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	1,083,000	1,130,016
Barrick North America Finance LLC, 5.750%, 05/01/43	2,335,000	2,421,862
Newmont Mining Corp., 6.250%, 10/01/39	6,732,000	6,852,267

		15,128,358

Miscellaneous Manufacturer 0.3%
3M Co., 1.375%, 09/29/16	903,000	914,548
General Electric Co., 4.125%, 10/09/42	1,142,000	1,205,325
General Electric Co., 5.250%, 12/06/17	963,000	1,063,040

		3,182,913

	Shares or Principal Amount($)	Value($)
Oil & Gas 1.8%
BP Capital Markets PLC, 2.248%, 11/01/16	1,908,000	1,944,109
Continental Resources, Inc., 3.800%, 06/01/24	3,788,000	3,491,551
Ensco PLC, 4.500%, 10/01/24	406,000	393,517
Ensco PLC, 5.750%, 10/01/44	1,647,000	1,595,151
Exxon Mobil Corp., 1.912%, 03/06/20	2,767,000	2,793,881
Helmerich & Payne International Drilling Co., 4.650%, 03/15/25(a)	2,732,000	2,829,298
Marathon Petroleum Corp., 3.625%, 09/15/24	411,000	415,684
Marathon Petroleum Corp., 5.000%, 09/15/54	2,806,000	2,816,323
Noble Holding International Ltd., 4.625%, 03/01/21	390,000	368,714
Woodside Finance Ltd., 3.650%, 03/05/25(a)	1,855,000	1,838,316
Woodside Finance Ltd., 4.600%, 05/10/21(a)	2,458,000	2,658,170

		21,144,714

Oil & Gas Services 0.6%
FMC Technologies, Inc., 3.450%, 10/01/22	610,000	599,744
Schlumberger Investment SA, 3.300%, 09/14/21(a)	1,543,000	1,618,730
Weatherford International Ltd., 5.125%, 09/15/20	1,055,000	1,027,315
Weatherford International Ltd., 5.950%, 04/15/42	2,057,000	1,808,064
Weatherford International Ltd., 6.500%, 08/01/36	1,919,000	1,756,294

		6,810,147

Pharmaceuticals 0.3%
Actavis Funding SCS, 4.750%, 03/15/45	1,291,000	1,372,147
Express Scripts Holding Co., 2.650%, 02/15/17	1,451,000	1,486,323
Novartis Securities Investment Ltd., 5.125%, 02/10/19	901,000	1,016,833

		3,875,303

Pipelines 1.0%
Boardwalk Pipelines LP, 4.950%, 12/15/24	604,000	608,767
Energy Transfer Partners LP, 4.900%, 02/01/24	351,000	376,113

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
EnLink Midstream Partners LP, 4.400%, 04/01/24	349,000	366,861
Enterprise Products Operating LLC, 3.350%, 03/15/23	356,000	359,882
Enterprise Products Operating LLC, 4.850%, 03/15/44	865,000	932,450
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	3,470,000	3,369,897
NuStar Logistics LP, 4.800%, 09/01/20	2,870,000	2,819,775
Phillips 66 Partners LP, 3.605%, 02/15/25	435,000	435,732
Phillips 66 Partners LP, 4.680%, 02/15/45	553,000	554,445
Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	1,731,000	1,743,983

		11,567,905

Real Estate Investment Trust 0.7%
American Tower Corp., 3.500%, 01/31/23	1,654,000	1,639,508
American Tower Corp., 5.000%, 02/15/24	3,081,000	3,369,055
Digital Realty Trust LP, 5.875%, 02/01/20	2,531,000	2,870,392

		7,878,955

Retail 0.6%
Kohl’s Corp., 6.875%, 12/15/37	1,771,000	2,293,489
Wal-Mart Stores, Inc., 1.125%, 04/11/18	4,878,000	4,883,947

		7,177,436

Semiconductors 0.4%
Analog Devices, Inc., 3.000%, 04/15/16	273,000	278,652
Intel Corp., 1.950%, 10/01/16	1,031,000	1,050,387
TSMC Global Ltd., 1.625%, 04/03/18(a)	3,589,000	3,557,969

		4,887,008

Software 0.3%
Oracle Corp., 1.200%, 10/15/17	1,247,000	1,251,055
Oracle Corp., 2.375%, 01/15/19	1,523,000	1,564,825

		2,815,880

	Shares or Principal Amount($)	Value($)
Telecommunication Services 1.3%
AT&T, Inc., 2.375%, 11/27/18	2,184,000	2,212,112
AT&T, Inc., 4.350%, 06/15/45	824,000	788,139
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	2,964,000	3,000,730
Cisco Systems, Inc., 2.125%, 03/01/19	1,963,000	2,003,194
Cisco Systems, Inc., 5.500%, 02/22/16	998,000	1,041,762
Verizon Communications, Inc., 5.012%, 08/21/54	5,959,000	6,182,999

		15,228,936

Transportation 0.5%
Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	4,432,000	4,856,656
Union Pacific Corp., 4.150%, 01/15/45	1,256,000	1,355,895

		6,212,551

Total Corporate Bonds (Cost $250,163,126)		258,941,243

U.S. Government Agency Mortgages 26.0%
Federal Home Loan Mortgage Corporation
Pool #G14517, 2.500%, 07/01/27	2,730,836	2,807,206
Pool #J20118, 2.500%, 08/01/27	2,219,428	2,281,389
Pool #G14599, 2.500%, 11/01/27	868,995	893,286
Pool #G30614, 3.500%, 12/01/32	5,449,156	5,778,138
Pool #A12413, 5.000%, 08/01/33	337,117	375,346
Pool #G05052, 5.000%, 10/01/33	200,500	222,276
Pool #G04918, 5.000%, 04/01/34	859,058	956,235
Pool #G01828, 4.500%, 04/01/35	49,206	53,860
Pool #G01779, 5.000%, 04/01/35	439,331	488,798
Pool #G01837, 5.000%, 07/01/35	3,008,903	3,348,433
Pool #G01838, 5.000%, 07/01/35	238,809	265,837
Pool #A37900, 4.500%, 09/01/35	390,392	427,379

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A39731, 5.000%, 11/01/35	646,143	715,650
Pool #G05325, 4.500%, 03/01/36	3,873,373	4,238,306
Pool #G02069, 5.500%, 03/01/36	174,706	196,597
Pool #Q01807, 4.500%, 07/01/36	2,066,506	2,259,058
Pool #G04997, 5.000%, 01/01/37	908,131	1,009,396
Pool #Q06160, 4.000%, 02/01/37	595,374	636,206
Pool #G05521, 5.500%, 05/01/37	408,314	461,431
Pool #G05326, 5.000%, 02/01/38	1,854,703	2,061,410
Pool #G04337, 5.500%, 04/01/38	469,494	527,143
Pool #G07135, 6.000%, 10/01/38	2,413,535	2,749,224
Pool #G08347, 4.500%, 06/01/39	3,697,005	4,032,161
Pool #G08353, 4.500%, 07/01/39	4,519,719	4,929,906
Pool #G06079, 6.000%, 07/01/39	1,076,348	1,225,880
Pool #A87874, 4.000%, 08/01/39	1,245,537	1,349,572
Pool #A89148, 4.000%, 10/01/39	1,802,532	1,932,343
Pool #A89384, 4.000%, 10/01/39	245,942	263,553
Pool #G08372, 4.500%, 11/01/39	2,677,815	2,921,286
Pool #G07074, 5.500%, 01/01/40	416,608	473,516
Pool #A93101, 5.000%, 07/01/40	1,185,048	1,315,575
Pool #G06990, 5.500%, 08/01/40	3,990,209	4,475,237
Pool #A93996, 4.500%, 09/01/40	1,061,119	1,158,425
Pool #G06061, 4.000%, 10/01/40	3,555,105	3,829,998
Pool #A94362, 4.000%, 10/01/40	2,323,396	2,517,462
Pool #A95084, 4.000%, 11/01/40	398,490	432,136
Pool #A95085, 4.000%, 11/01/40	2,062,172	2,209,969

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A94742, 4.000%, 11/01/40	382,444	413,226
Pool #A95796, 4.000%, 12/01/40	1,527,371	1,640,585
Pool #A95822, 4.000%, 12/01/40	3,479,794	3,760,307
Pool #A97047, 4.500%, 02/01/41	548,406	599,217
Pool #Q00291, 5.000%, 04/01/41	383,038	425,713
Pool #Q17103, 4.000%, 06/01/41	311,828	333,112
Pool #G06802, 4.500%, 10/01/41	3,500,075	3,817,551
Pool #G08499, 3.000%, 07/01/42	1,329,392	1,359,594
Pool #849167, 2.992%, 10/01/43(b)	5,597,051	5,804,829
Pool #Q30036, 4.000%, 03/01/44	916,805	979,381

		84,953,138

Federal National Mortgage Association
Pool #AM0322, 2.440%, 08/01/22	2,275,799	2,312,206
Pool #AM3353, 2.450%, 05/01/23	705,573	714,419
Pool #AM5146, 3.470%, 01/01/24	1,258,213	1,357,134
Pool #AM6713, 2.890%, 10/01/24	5,247,989	5,437,228
Pool #AM6855, 3.150%, 11/01/24	2,143,000	2,249,568
Pool #AM6979, 3.310%, 11/01/24	4,974,000	5,254,134
Pool #AM7528, 2.930%, 12/01/24	2,492,768	2,583,579
Pool #AM7421, 3.030%, 12/01/24	9,316,000	9,745,683
Pool #AM7760, 3.090%, 01/01/25	2,836,997	2,980,803
Pool #AM8051, 2.680%, 02/01/25	5,840,000	5,919,112
Pool #AM8705, 2.570%, 04/01/25(f)	8,604,000	8,706,216
Pool #AM3933, 3.360%, 07/01/25	1,021,540	1,091,768
Pool #AB6472, 2.000%, 10/01/27	3,778,324	3,785,729
Pool #AQ1688, 2.000%, 12/01/27	317,289	317,912

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AR1524, 2.000%, 01/01/28	7,366,686	7,381,144
Pool #AB1763, 4.000%, 11/01/30	790,758	851,556
Pool #AB4168, 3.500%, 01/01/32	2,503,632	2,647,940
Pool #MA0949, 3.500%, 01/01/32	2,373,260	2,509,128
Pool #AK4934, 3.500%, 02/01/32	83,836	88,665
Pool #AP9592, 3.500%, 10/01/32	3,856,474	4,097,607
Pool #MA1630, 4.000%, 10/01/33	1,375,797	1,485,635
Pool #255458, 5.500%, 11/01/34	291,285	329,714
Pool #843434, 5.500%, 05/01/35	490,608	555,327
Pool #745044, 4.500%, 08/01/35	912,536	1,001,855
Pool #190370, 6.000%, 06/01/36	2,178,094	2,490,496
Pool #AI7951, 4.500%, 08/01/36	1,076,754	1,179,996
Pool #890547, 4.000%, 11/01/36	3,018,820	3,238,925
Pool #745950, 6.000%, 11/01/36	2,294,822	2,622,454
Pool #AJ5974, 4.000%, 12/01/36	657,954	705,166
Pool #888128, 6.000%, 01/01/37	340,919	389,401
Pool #995082, 5.500%, 08/01/37	1,399,087	1,582,186
Pool #890248, 6.000%, 08/01/37	509,464	585,166
Pool #AB7572, 3.000%, 01/01/38	538,511	554,797
Pool #889529, 6.000%, 03/01/38	193,567	222,758
Pool #995243, 4.500%, 08/01/38	2,162,878	2,363,651
Pool #AU4728, 4.000%, 09/01/38	1,856,686	2,000,790
Pool #971036, 4.500%, 02/01/39	96,647	105,380
Pool #930672, 4.500%, 03/01/39	1,826,524	2,028,757
Pool #995724, 6.000%, 04/01/39	1,800,420	2,075,473

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #931578, 5.500%, 07/01/39	488,174	556,022
Pool #AC1877, 4.500%, 09/01/39	1,170,081	1,278,788
Pool #AC2817, 4.000%, 10/01/39	605,425	647,446
Pool #AC5401, 5.000%, 10/01/39	73,987	82,181
Pool #AE0215, 4.000%, 12/01/39	999,617	1,068,825
Pool #932441, 4.000%, 01/01/40	8,174,398	8,739,415
Pool #AC9564, 4.500%, 02/01/40	993,628	1,095,257
Pool #AD1649, 4.000%, 03/01/40	1,101,976	1,180,352
Pool #AE0216, 4.000%, 08/01/40	2,276,817	2,439,278
Pool #AD8033, 4.000%, 08/01/40	2,524,333	2,706,192
Pool #AB1343, 4.500%, 08/01/40	2,286,451	2,527,643
Pool #AE4192, 4.000%, 10/01/40	3,304,797	3,584,347
Pool #AE4113, 4.000%, 10/01/40	681,186	734,374
Pool #190405, 4.000%, 10/01/40	483,319	518,111
Pool #AE3860, 5.000%, 10/01/40	658,501	738,784
Pool #AE0624, 4.000%, 11/01/40	1,508,256	1,621,503
Pool #AE4414, 4.000%, 11/01/40	3,749,914	4,021,173
Pool #AE5143, 4.000%, 11/01/40	505,652	542,282
Pool #AE9284, 4.000%, 11/01/40	864,377	926,862
Pool #AE0625, 4.000%, 12/01/40	1,115,300	1,216,828
Pool #MA0583, 4.000%, 12/01/40	1,958,377	2,099,448
Pool #AH3586, 4.000%, 01/01/41	548,824	588,416
Pool #AL0005, 4.500%, 01/01/41	1,162,795	1,272,341
Pool #AL0240, 4.000%, 04/01/41	2,710,678	2,940,656
Pool #AL0215, 4.500%, 04/01/41	5,620,145	6,159,150

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AB3274, 4.500%, 07/01/41	3,953,364	4,370,876
Pool #AL1627, 4.500%, 09/01/41	265,225	292,295
Pool #MA1044, 3.000%, 04/01/42	2,687,050	2,753,919
Pool #AP4613, 4.000%, 08/01/42	2,435,393	2,624,552
Pool #AL4755, 3.090%, 02/01/44(b)	7,957,892	8,278,057
Pool #AW4685, 2.783%, 05/01/44(b)	2,069,888	2,141,463

		165,296,294

Government National Mortgage Association
Pool #778882, 3.500%, 02/15/42	33,516,884	35,350,404
Pool #MA0154, 3.500%, 06/20/42	6,407,664	6,761,394
Pool #AB5640, 3.500%, 11/15/42	2,092,451	2,206,372
Pool #AE7700, 3.500%, 08/15/43	4,251,167	4,510,359

		48,828,529

Total U.S. Government Agency Mortgages (Cost $290,356,058)		299,077,961

U.S. Treasury Obligations 39.8%
U.S. Treasury Bond 3.1%
3.000%, 11/15/44	32,869,000	36,014,662

U.S. Treasury Notes 36.7%
0.375%, 04/15/15	70,071,000	70,076,465
0.875%, 02/28/17(g)	109,588,000	110,281,473
0.625%, 09/30/17	27,496,000	27,425,115
1.500%, 01/31/19(g)	51,261,000	51,925,804
1.500%, 10/31/19	79,924,000	80,554,680
2.000%, 02/15/25	82,228,000	82,748,339

		423,011,876

Total U.S. Treasury Obligations (Cost $454,330,894)		459,026,538

Foreign Government Bonds 0.9%
Sovereign 0.9%
Brazilian Government International Bond, 7.125%, 01/20/37	3,154,000	3,745,375
Indonesia Government International Bond, 6.625%, 02/17/37(a)	2,912,000	3,530,800

	Shares or Principal Amount($)	Value($)
Sovereign—continued
Mexico Government International Bond, 4.600%, 01/23/46	1,600,000	1,636,000
Turkey Government International Bond, 6.875%, 03/17/36	1,509,000	1,868,927

Total Foreign Government Bonds (Cost $10,438,636)		10,781,102

Money Market Fund 3.4%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(h)	38,821,546	38,821,546

Total Money Market Fund (Cost $38,821,546)		38,821,546

Total Investments (Cost $1,146,947,928) — 101.8%		1,171,970,342
Liabilities in Excess of Other Assets — (1.8)%		(20,393,900)

Net Assets — 100.0%		$1,151,576,442

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 10.4% of net assets as of March 31, 2015.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(c)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(d)	Less than 0.05% of Net Assets.

(e)	Security is in default.

(f)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(g)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(h)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

MTN	—	Medium Term Note
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Total Return Bond Fund — concluded

At March 31, 2015, the Fund’s open credit default swap contracts were as follows:

OTC Credit Default Swap Contract — Buy Protection

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Upfront Payments Made	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria	Credit Suisse First Boston	$11,230,000	1.000%	03/20/20	$(104,694)	$(88,934)	$15,760
Intesa Sanpaolo SpA	Credit Suisse First Boston	11,230,000	1.000	03/20/20	(55,236)	(121,256)	(66,020)

					$(159,930)	$(210,190)	$(50,260)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2015.

Forward Foreign Currency Contracts

At March 31, 2015, the Fund’s open forward foreign currency contracts were as follows:

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation (Depreciation)
Short:
Euro	JPMorgan	04/13/15	19,843,341	$22,480,000	$21,339,655	$1,140,345
Euro	JPMorgan	02/05/16	19,622,137	22,610,000	21,220,807	1,389,193
Japanese Yen	JPMorgan	04/13/15	1,303,622,544	10,874,124	10,871,086	3,038
Japanese Yen	JPMorgan	06/26/15	2,725,603,200	22,800,000	22,753,193	46,807
Yuan Renminbi Offshore	JPMorgan	01/29/16	144,584,955	22,357,000	22,608,451	(251,451)

Total Short Contracts				$101,121,124	$98,793,192	$2,327,932

Long:
Danish Krone	JPMorgan	02/05/16	144,834,844	22,610,000	21,052,825	(1,557,175)
Japanese Yen	JPMorgan	04/13/15	1,303,622,543	11,090,000	10,871,085	(218,915)

Total Long Contracts				$33,700,000	$31,923,910	$(1,776,090)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 15.6%
Auto Floor Plan 0.5%
Mercedes-Benz Master Owner Trust, Series 2012-AA, Cl A, 0.790%, 11/15/17(a)	687,000	687,204

Automobiles 6.8%
AmeriCredit Automobile Receivables Trust, Series 2014-2, Cl A2A, 0.540%, 10/10/17	799,754	799,192
California Republic Auto Receivables Trust, Series 2014-1, Cl A3, 0.850%, 05/15/18	620,000	620,200
Ford Credit Auto Owner Trust, Series 2011-B, Cl A4, 1.350%, 12/15/16	247,642	248,063
Honda Auto Receivables Owner Trust, Series 2013-2, Cl A3, 0.530%, 02/16/17	2,061,465	2,061,123
Honda Auto Receivables Owner Trust, Series 2014-1, Cl A2, 0.410%, 09/21/16	327,481	327,314
Hyundai Auto Receivables Trust, Series 2011-C, Cl A4, 1.300%, 02/15/18	834,638	837,716
Santander Drive Auto Receivables Trust, Series 2012-AA, Cl B, 1.210%, 10/16/17(a)	1,455,000	1,456,035
Toyota Auto Receivables 2015-A Owner Trust, Series 2015-A, Cl A3, 1.120%, 02/15/19	1,600,000	1,605,102
USAA Auto Owner Trust 2014-1, Series 2014-1, Cl A3, 0.580%, 12/15/17	1,695,000	1,693,473
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Cl A3, 0.850%, 08/22/16	86,010	86,074

		9,734,292

Credit Card 6.2%
American Express Credit Account Master Trust, Series 2013-1, Cl A, 0.595%, 02/16/21(b)	508,000	509,178
BA Credit Card Trust, Series 2014-A2, Cl A, 0.445%, 09/16/19(b)	1,450,000	1,450,300

	Shares or Principal Amount($)	Value($)
Credit Card—continued
Barclays Dryrock Issuance Trust, Series 2014-1, Cl A, 0.535%, 12/16/19(b)	280,000	279,639
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.525%, 03/16/20(b)	1,481,000	1,481,081
Capital One Multi-Asset Execution Trust, Series 2015-A1, Cl A, 1.390%, 01/15/21	873,000	873,758
Citibank Credit Card Issuance Trust, Series 2013-A10, Cl A10, 0.730%, 02/07/18	1,300,000	1,301,021
Discover Card Execution Note Trust, Series 2013-A5, Cl A5, 1.040%, 04/15/19	694,000	695,965
Discover Card Execution Note Trust, Series 2014-A1, Cl A1, 0.605%, 07/15/21(b)	800,000	801,828
GE Capital Credit Card Master Note Trust, Series 2011-2, Cl A, 0.655%, 05/15/19	1,500,000	1,501,890

		8,894,660

Other 1.0%
AEP Texas Central Transition Funding LLC, Series 2002-1, Cl A5, 6.250%, 01/15/17	306,527	316,374
Centerpoint Energy Transition Bond Co. III LLC, Series 2008-A, Cl A1, 4.192%, 02/01/20	735,335	756,986
FPL Recovery Funding LLC, Series 2007-A, Cl A3, 5.127%, 08/01/17	53,099	53,897
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Cl A1, 0.958%, 07/01/18	290,811	291,194

		1,418,451

Student Loan Asset Backed Securities 1.1%
SLM Student Loan Trust, Series 2013-1, Cl A2, 0.424%, 09/25/19(b)	1,433,248	1,430,806
SLM Student Loan Trust, Series 2013-5, Cl A1, 0.434%, 05/25/18(b)	140,759	140,762

		1,571,568

Total Asset-Backed Securities (Cost $22,286,905)		22,306,175

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 22.0%
Agency Collateralized Mortgage Obligations 3.7%
Federal Home Loan Mortgage Corporation
Series 3792, Cl DF, REMIC, 0.575%, 11/15/40(b)	1,346,458	1,352,951
Series 3824, Cl FA, REMIC, 0.325%, 03/15/26(b)	578,794	579,018

		1,931,969

Federal National Mortgage Association
Series 2005-92, Cl UF, REMIC, 0.524%, 10/25/25(b)	168,008	168,659
Series 2007-109, Cl NF, REMIC, 0.724%, 12/25/37(b)	637,254	644,896
Series 2010-134, Cl BF, REMIC, 0.604%, 10/25/40(b)	718,228	722,794

		1,536,349

Government National Mortgage Association
Series 2014-167, Cl WF, 0.622%, 07/20/44(b)	1,303,166	1,302,716

NCUA Guaranteed Notes
Series 2011-R5, Cl 1A, 0.555%, 04/06/20(b)	371,457	372,113
Series 2011-R6, Cl 1A, 0.555%, 05/07/20(b)	171,305	171,396

		543,509

		5,314,543

Commercial Mortgage Backed Securities 17.1%
Banc of America Commercial Mortgage, Inc.
Series 2005-2, Cl AM, 4.913%, 07/10/43(b)	35,332	35,312

Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Cl A4, 5.405%, 12/11/40(b)	770,564	782,853
Series 2006-PW14, Cl A4, 5.201%, 12/11/38	1,715,000	1,805,408

		2,588,261

Commercial Mortgage Trust
Series 2005-C6, Cl A5A, 5.116%, 06/10/44(b)	435,099	437,160
Series 2005-C6, Cl AJ, 5.209%, 06/10/44(b)	760,000	769,051
Series 2012-CR2, Cl A2, 2.025%, 08/15/45	425,000	431,952

		1,638,163

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Credit Suisse Commercial Mortgage Trust
Series 2006-C3, Cl A3, 5.807%, 06/15/38(b)	791,581	817,578
Series 2006-C5, Cl A3, 5.311%, 12/15/39	1,551,310	1,619,628

		2,437,206

Federal Home Loan Mortgage Corporation
Series KF04, Cl A, 0.481%, 06/25/21(b)	1,256,287	1,256,219

Federal National Mortgage Association
Series 2011-M1, Cl FA, 0.624%, 06/25/21(b)	1,469,744	1,482,854
Series 2013-M11, Cl A, 1.500%, 01/25/18	1,474,336	1,488,431
Series 2013-M5, Cl ASQ2, 0.595%, 08/25/15	563,809	563,936

		3,535,221

GMAC Commercial Mortgage Securities, Inc.
Series 2005-C1, Cl AM, 4.754%, 05/10/43	1,445,593	1,444,798

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-C13, Cl A1, 1.303%, 01/15/46	1,445,102	1,451,717

LB-UBS Commercial Mortgage Trust
Series 2006-C7, Cl A3, 5.347%, 11/15/38	1,020,000	1,077,771

Merrill Lynch Mortgage Trust
Series 2005-CKI1, Cl A6, 5.282%, 11/12/37(b)	1,186,721	1,196,603

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	1,023,673	1,029,892
Series 2014-C14, Cl A1, 1.250%, 02/15/47	381,712	380,610

		1,410,502

Morgan Stanley Capital I Trust
Series 2006-IQ12, Cl A1A, 5.319%, 12/15/43	494,277	522,036
Series 2012-C4, Cl A2, 2.111%, 03/15/45	1,830,000	1,845,848

		2,367,884

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Wachovia Bank Commercial Mortgage Trust
Series 2005-C21, Cl A4, 5.272%, 10/15/44(b)	1,209,438	1,218,173
Series 2005-C22, Cl A4, 5.271%, 12/15/44(b)	1,213,720	1,228,637

		2,446,810

WF-RBS Commercial Mortgage Trust
Series 2012-C10, Cl A2, 1.765%, 12/15/45	1,500,000	1,515,229

		24,401,696

Whole Loan Collateral Mortgage Obligations 1.2%
Banc of America Mortgage Securities, Inc.
Series 2003-F, Cl 1A1, 2.498%, 07/25/33(b)	315,229	301,297

Firstmac Mortgage Funding Trust Series
Series 2014-1AA, Cl A2A, 0.523%, 06/26/15(a)(b)	1,350,000	1,349,594

		1,650,891

Total Collateralized Mortgage Obligations (Cost $31,310,716)		31,367,130

Corporate Bonds 51.9%
Advertising 0.4%
Omnicom Group, Inc., 5.900%, 04/15/16	505,000	528,608

Aerospace/Defense 1.0%
Boeing Co. (The), 0.380%, 10/30/17(b)	1,385,000	1,386,201

Auto Manufacturers 5.2%
Daimler Finance North America LLC, 1.115%, 08/01/18(a)(b)	1,665,000	1,670,964
Ford Motor Credit Co. LLC, 1.037%, 01/17/17, Series 00, MTN(b)	550,000	550,660
Ford Motor Credit Co. LLC, 2.145%, 01/09/18	206,000	208,353
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	465,000	507,067
Hyundai Capital America, 1.875%, 08/09/16(a)	570,000	574,932
PACCAR Financial Corp., 0.864%, 12/06/18, MTN(b)	445,000	447,388

	Shares or Principal Amount($)	Value($)
Auto Manufacturers—continued
PACCAR Financial Corp., 1.450%, 03/09/18, MTN	724,000	727,442
Toyota Motor Credit Corp., 1.375%, 01/10/18, MTN	1,440,000	1,444,911
Volkswagen Group of America Finance LLC, 1.250%, 05/23/17(a)	455,000	455,539
Volkswagen International Finance, 0.696%, 11/18/16(a)(b)	785,000	786,481

		7,373,737

Banks 15.2%
Bank of America Corp., 1.085%, 03/22/16, MTN(b)	725,000	727,576
Bank of America Corp., 2.000%, 01/11/18	1,432,000	1,442,810
Branch Banking & Trust Co., 0.590%, 09/13/16(b)	900,000	896,722
Branch Banking & Trust Co., 0.692%, 12/01/16(b)	1,215,000	1,216,522
Citigroup, Inc., 1.350%, 03/10/17	1,167,000	1,165,026
Fifth Third Bank, 0.900%, 02/26/16	2,020,000	2,019,784
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	1,750,000	1,948,578
ING Bank NV, 1.800%, 03/16/18(a)	1,537,000	1,546,519
JPMorgan Chase & Co., 5.150%, 10/01/15	635,000	648,157
JPMorgan Chase & Co., 6.125%, 06/27/17	595,000	651,968
KeyBank NA, 0.752%, 11/25/16(b)	1,620,000	1,624,403
KeyBank NA, 1.100%, 11/25/16	600,000	600,568
Morgan Stanley, 1.512%, 02/25/16(b)	720,000	725,290
Morgan Stanley, 5.375%, 10/15/15	780,000	799,070
PNC Funding Corp., 2.700%, 09/19/16	1,940,000	1,986,110
UBS AG, 1.800%, 03/26/18, MTN	1,561,000	1,565,332
US Bank NA, 1.375%, 09/11/17	1,178,000	1,185,102
Wells Fargo & Co., 1.250%, 07/20/16, MTN	860,000	864,739

		21,614,276

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Beverages 0.8%
Dr. Pepper Snapple Group, Inc., 2.900%, 01/15/16	425,000	431,839
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	755,000	771,565

		1,203,404

Commercial Services 0.4%
ERAC USA Finance LLC, 1.400%, 04/15/16(a)	590,000	591,881

Computers 0.8%
Apple, Inc., 1.050%, 05/05/17	340,000	341,686
Hewlett-Packard Co., 3.000%, 09/15/16	770,000	790,316

		1,132,002

Distribution/Wholesale 0.5%
Glencore Funding LLC, 1.421%, 05/27/16(a)(b)	745,000	747,517

Diversified Financial Services 2.0%
American Express Credit Corp., 0.763%, 07/29/16(b)	2,154,000	2,161,308
General Electric Capital Corp., 0.902%, 07/12/16, MTN(b)	695,000	699,652

		2,860,960

Electric 1.9%
Duke Energy Corp., 0.651%, 04/03/17(b)	1,010,000	1,012,199
MidAmerican Energy Co., 5.300%, 03/15/18	1,100,000	1,221,930
PSEG Power LLC, 2.750%, 09/15/16	530,000	542,892

		2,777,021

Food 0.4%
ConAgra Foods, Inc., 0.626%, 07/21/16(b)	615,000	612,621

Healthcare-Products 1.5%
Becton Dickinson and Co., 1.800%, 12/15/17	727,000	732,570
Medtronic, Inc., 1.500%, 03/15/18(a)	1,342,000	1,347,830

		2,080,400

Healthcare-Services 3.5%
Aetna, Inc., 1.750%, 05/15/17	590,000	597,568
Providence Health & Services Obligated Group, 1.074%, 10/01/16(b)	1,520,000	1,526,658
UnitedHealth Group, Inc., 1.875%, 11/15/16	1,450,000	1,474,176

	Shares or Principal Amount($)	Value($)
Healthcare-Services—continued
UnitedHealth Group, Inc., 6.000%, 02/15/18	1,254,000	1,419,058

		5,017,460

Information Technology 1.0%
Oracle Corp., 0.454%, 07/07/17(b)	1,440,000	1,441,610

Insurance 5.6%
Metropolitan Life Global Funding I, 0.783%, 07/15/16(a)(b)	2,100,000	2,110,408
New York Life Global Funding, 1.125%, 03/01/17(a)	2,015,000	2,022,838
Principal Life Global Funding II, 1.125%, 02/24/17(a)	805,000	806,434
Principal Life Global Funding II, 1.200%, 05/19/17(a)	1,320,000	1,322,503
Prudential Covered Trust, 2.997%, 09/30/15(a)	1,746,500	1,763,808

		8,025,991

Machinery-Diversified 1.0%
John Deere Capital Corp., 1.350%, 01/16/18, MTN	1,395,000	1,400,549

Oil & Gas 2.7%
BP Capital Markets PLC, 0.899%, 09/26/18(b)	1,450,000	1,449,923
Exxon Mobil Corp., 1.305%, 03/06/18	1,560,000	1,568,981
Marathon Oil Corp., 0.900%, 11/01/15	808,000	808,168

		3,827,072

Pharmaceuticals 2.5%
AbbVie, Inc., 1.200%, 11/06/15	1,995,000	1,997,912
Actavis Funding SCS, 2.350%, 03/12/18	740,000	750,008
McKesson Corp., 1.292%, 03/10/17	445,000	445,452
McKesson Corp., 2.284%, 03/15/19	375,000	379,204

		3,572,576

Pipelines 1.8%
Enbridge, Inc., 0.924%, 10/01/16(b)	636,000	633,381
Enterprise Products Operating LLC, 3.200%, 02/01/16	770,000	783,644
Kinder Morgan, Inc., 2.000%, 12/01/17	719,000	717,881

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Spectra Energy Partners LP, 2.950%, 06/15/16	488,000	498,922

		2,633,828

Telecommunication Services 1.4%
American Tower Corp., 4.500%, 01/15/18	670,000	719,231
Verizon Communications, Inc., 0.664%, 06/09/17(b)	390,000	389,381
Verizon Communications, Inc., 2.550%, 06/17/19	815,000	834,545

		1,943,157

Transportation 2.3%
Burlington Northern Santa Fe LLC, 5.750%, 03/15/18	1,265,000	1,418,404
Canadian National Railway Co., 0.427%, 11/14/17(b)	1,454,000	1,451,928
Norfolk Southern Corp., 5.750%, 01/15/16	350,000	363,374

		3,233,706

Total Corporate Bonds (Cost $73,840,507)		74,004,577

Municipal Bonds 2.4%
New Jersey 1.2%
New Jersey Economic Development Authority, Series Q, RB, 1.096%, 06/15/16	1,755,000	1,753,631

South Carolina 1.2%
South Carolina State Public Service Authority, Series D, RB, 1.272%, 06/01/16(b)	1,690,000	1,693,346

Total Municipal Bonds (Cost $3,446,283)		3,446,977

U.S. Government Agency Mortgages 7.3%
Federal Home Loan Mortgage Corporation
Pool #1Q1404, 2.270%, 01/01/37(b)	836,485	892,812
Pool #848852, 2.342%, 08/01/37(b)	1,124,558	1,196,977
Pool #849139, 3.156%, 09/01/43(b)	1,245,306	1,294,298

		3,384,087

Federal National Mortgage Association
Pool #745935, 5.683%, 08/01/16	1,544,343	1,600,698

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #745889, 5.970%, 08/01/16	278,706	293,399
Pool #469408, 0.921%, 11/01/18(b)	2,742,207	2,740,768
Pool #AL0968, 2.265%, 12/01/36(b)	329,320	350,641
Pool #AD0380, 2.205%, 10/01/37(b)	495,714	527,883
Pool #AL0966, 2.331%, 11/01/37(b)	415,542	442,709
Pool #AT1150, 2.834%, 09/01/43(b)	1,116,763	1,160,742

		7,116,840

Total U.S. Government Agency Mortgages (Cost $10,317,436)		10,500,927

Money Market Fund 0.8%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(c)	1,110,600	1,110,600

Total Money Market Fund (Cost $1,110,600)		1,110,600

Total Investments (Cost $142,312,447) — 100.0%		142,736,386
Liabilities in Excess of Other Assets — (0.0)%(d)		(56,780)

Net Assets — 100.0%		$142,679,606

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 14.0% of net assets as of March 31, 2015.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

(d)	Less than 0.05% of Net Assets.

Investment Abbreviations

MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Ultra-Short Bond Fund — concluded

Open Futures Contracts

At March 31, 2015, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 5 Year Note	Short	$(4,642,406)	June 2015	39	$(45,820)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

U.S. Government Securities Fund

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 99.0%
U.S. Treasury Bonds 22.3%
7.125%, 02/15/23	1,039,000	1,453,301
6.000%, 02/15/26	226,000	314,829
4.500%, 02/15/36	875,000	1,191,983
3.000%, 11/15/44	1,084,000	1,187,742

		4,147,855

U.S. Treasury Notes 76.7%
1.000%, 03/31/17	3,360,000	3,388,086
0.625%, 09/30/17	2,205,000	2,199,315
0.750%, 03/31/18	2,990,000	2,976,686
1.500%, 01/31/19	3,215,000	3,256,695
1.375%, 02/29/20	665,000	665,156
1.625%, 11/15/22	1,813,000	1,795,579

		14,281,517

Total U.S. Treasury Obligations (Cost $17,787,936)		18,429,372

	Shares or Principal Amount($)	Value($)
Money Market Fund 0.6%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	123,485	123,485

Total Money Market Fund (Cost $123,485)		123,485

Total Investments (Cost $17,911,421) — 99.6%		18,552,857
Other Assets in Excess of Liabilities — 0.4%		68,283

Net Assets — 100.0%		$18,621,140

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

U.S. Government Securities Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 0.5%
Agency Collateralized Mortgage Obligation 0.5%
NCUA Guaranteed Notes Trust 2010-A1 Series 2010-A1, Cl A, 0.528%, 12/07/20(a)	8,856,734	8,864,882

Total Asset-Backed Security (Cost $8,862,885)		8,864,882

Collateralized Mortgage Obligation 36.0%
Agency Collateralized Mortgage Obligations 19.8%
Federal Home Loan Bank
Series Y2-2015, Cl 1, 2.600%, 04/20/15	1,724,924	1,726,728

Federal Home Loan Mortgage Corporation
Series 3000, Cl FG, 0.475%, 07/15/25(a)	2,037,318	2,041,657
Series 3065, Cl DF, REMIC, 0.555%, 04/15/35(a)	33,629,683	33,801,262
Series 3135, Cl FC, 0.475%, 04/15/26(a)	2,407,873	2,413,411
Series 328, Cl F4, STRIPS, 0.521%, 02/15/38(a)	24,612,185	24,549,286
Series 3320, Cl FC, 0.345%, 05/15/37(a)	4,825,896	4,839,467
Series 3450, Cl AF, 0.885%, 05/15/38(a)	1,545,144	1,571,311
Series 3511, Cl FA, 1.175%, 02/15/39(a)	5,234,583	5,386,841
Series 3593, Cl F, 0.671%, 03/15/36(a)	4,723,563	4,791,601
Series 3792, Cl DF, REMIC, 0.575%, 11/15/40(a)	3,124,306	3,139,371
Series 3812, Cl BE, 2.750%, 09/15/18	3,316,125	3,393,596
Series 3824, Cl FA, REMIC, 0.325%, 03/15/26(a)	6,538,478	6,541,009
Series 3838, Cl LE, REMIC, 3.500%, 04/15/22	5,132,164	5,357,389
Series 4247, Cl EF, REMIC, 0.575%, 03/15/32(a)	3,117,402	3,131,636
Series 4413, Cl WF, REMIC, 0.521%, 10/15/41(a)	7,953,516	7,964,293
Series 4416, Cl FB, REMIC, 0.491%, 01/15/40(a)	17,182,411	17,181,105

		126,103,235

Federal National Mortgage Association
Series 2005-92, Cl UF, 0.524%, 10/25/25(a)	1,999,828	2,007,576

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2006-84, Cl FQ, 0.724%, 09/25/36(a)	2,212,138	2,236,900
Series 2007-102, Cl FA, 0.744%, 11/25/37(a)	2,973,873	3,018,594
Series 2007-109, Cl NF, 0.724%, 12/25/37(a)	8,737,123	8,841,907
Series 2007-2, Cl FM, 0.424%, 02/25/37(a)	1,429,874	1,433,496
Series 2007-30, Cl WF, 0.414%, 04/25/37(a)	9,321,638	9,344,793
Series 2007-88, CI JF, 0.724%, 04/25/37(a)	5,855,821	5,921,043
Series 2010-134, Cl BF, 0.604%, 10/25/40(a)	7,716,385	7,765,446
Series 2012-120, Cl AF, REMIC, 0.424%, 02/25/32(a)	1,304,947	1,301,792
Series 2012-73, Cl LF, REMIC, 0.624%, 06/25/39(a)	5,179,186	5,196,485
Series 2012-96, Cl PF, REMIC, 0.474%, 07/25/41(a)	989,138	987,923
Series 2014-75, Cl FK, REMIC, 0.524%, 12/25/41(a)	5,344,732	5,333,444
Series 2015-22, Cl AF, REMIC, 0.527%, 04/25/45(a)	38,470,000	38,494,044
Series 3726, Cl DE, REMIC, 1.500%, 08/15/20	2,355,441	2,373,279

		94,256,722

Government National Mortgage Association
Series 2012-98, Cl FM, 0.376%, 12/20/38(a)	2,332,594	2,315,664
Series 2014-167, Cl WF, 0.622%, 07/20/44(a)	6,174,531	6,172,395

		8,488,059

NCUA Guaranteed Notes
Series 2010-R1, Cl 1A, 0.621%, 10/07/20(a)	20,971,286	21,094,052
Series 2010-R1, Cl 2A, 1.840%, 10/07/20	3,328,116	3,344,660
Series 2010-R2, Cl 2A, 0.645%, 11/05/20(a)	31,539,922	31,732,127
Series 2011-R1, Cl 1A, 0.625%, 01/08/20(a)	13,627,280	13,701,467
Series 2011-R2, Cl 1A, 0.575%, 02/06/20(a)	17,708,154	17,791,984

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2011-R4, Cl 1A, 0.551%, 03/06/20(a)	12,157,939	12,188,260

		99,852,550

		330,427,294

Agency Collateralized Planned Amortization Class Mortgage Obligations 4.8%
Federal Home Loan Mortgage Corporation
Series 3071, Cl ZX, REMIC, 0.475%, 04/15/35(a)	2,355,663	2,334,664
Series 3767, Cl JF, REMIC, 0.475%, 02/15/39(a)	2,535,472	2,542,574
Series 3925, Cl FD, REMIC, 0.625%, 07/15/40(a)	2,852,691	2,870,027
Series 4203, Cl PF, REMIC, 0.425%, 09/15/42(a)	28,381,791	28,386,843
Series 4381, Cl FK, REMIC, 0.525%, 06/15/44(a)	17,351,539	17,331,446

		53,465,554

Federal National Mortgage Association
Series 2003-73, Cl DF, 0.624%, 10/25/32(a)	1,476,263	1,484,121
Series 2006-123, Cl PF, 0.434%, 01/25/37(a)	7,026,685	7,032,468
Series 2006-79, Cl GF, 0.574%, 08/25/36(a)	15,236,923	15,335,231
Series 2008-24, Cl PF, REMIC, 0.824%, 02/25/38(a)	3,116,580	3,159,711

		27,011,531

		80,477,085

Agency Collateralized Support Mortgage Obligation 0.0%(b)
Federal National Mortgage Association
Series 1994-22, Cl F, REMIC, 1.374%, 01/25/24(a)	425,372	438,289

Commercial Mortgage Backed Securities 11.4%
Federal Home Loan Mortgage Corporation
Series K003, Cl A3, 4.324%, 12/25/15	56,786	57,757
Series KF02, Cl A2, 0.721%, 07/25/20(a)	5,794,437	5,833,382
Series KF02, Cl A3, 0.801%, 07/25/20(a)	5,794,437	5,832,924

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series KF03, Cl A, 0.511%, 01/25/21(a)	5,383,837	5,385,737
Series KF04, Cl A, 0.481%, 06/25/21(a)	6,494,884	6,494,533
Series KF05, Cl A, 0.521%, 09/25/21(a)	12,854,327	12,861,886

		36,466,219

Federal National Mortgage Association
Series 2011-M1, Cl FA, 0.624%, 06/25/21(a)	31,505,592	31,786,621
Series 2012-M13, Cl ASQ2, 1.246%, 08/25/17	127,492	128,145
Series 2012-M14, Cl ASQ2, 1.114%, 02/25/17	52,393	52,670
Series 2012-M9, Cl ASQ2, 1.513%, 12/25/17	4,835,081	4,880,270
Series 2013-M1, Cl ASQ2, 1.074%, 11/25/16	16,046,394	16,105,702
Series 2013-M11, Cl A, 1.500%, 01/25/18	6,596,584	6,659,647
Series 2013-M11, Cl FA, 0.504%, 01/25/18(a)	1,865,757	1,869,893
Series 2013-M12, Cl A, 1.532%, 10/25/17	7,056,010	7,141,077
Series 2013-M13, Cl FA, 0.524%, 05/25/18(a)	21,190,232	21,232,930
Series 2013-M14, Cl FA, 0.524%, 08/25/18(a)	26,398,432	26,399,699
Series 2014-M4, Cl ASQ2, 1.272%, 01/25/17	3,415,000	3,436,975
Series 2014-M6, Cl FA, 0.442%, 12/25/17(a)	1,003,116	1,003,935
Series 2014-M8, Cl FA, 0.403%, 05/25/18(a)	4,940,318	4,946,479
Series 2015-M1, Cl ASQ2, 1.626%, 02/25/18	6,000,000	6,053,568

		131,697,611

NCUA Guaranteed Notes
Series 2010-C1, Cl A1, 1.600%, 10/29/20	2,830,925	2,834,014
Series 2011-C1, Cl 2A, 0.705%, 03/09/21(a)	17,821,560	17,846,493

		20,680,507

		188,844,337

Total Collateralized Mortgage Obligations (Cost $598,339,982)		600,187,005

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages 57.3%
Federal Home Loan Mortgage Corporation
Pool #847615, 2.552%, 07/01/33(a)	5,055,652	5,418,596
Pool #1B8683, 2.461%, 04/01/34(a)	15,649,848	16,730,401
Pool #848744, 2.320%, 05/01/34(a)	20,697,523	22,010,436
Pool #847991, 2.351%, 03/01/35(a)	10,696,077	11,422,500
Pool #848736, 2.291%, 05/01/35(a)	33,158,138	35,207,092
Pool #848797, 2.315%, 07/01/35(a)	4,652,502	4,942,005
Pool #1Q0025, 2.293%, 02/01/36(a)	3,981,410	4,240,101
Pool #1H2602, 2.369%, 03/01/36(a)	4,274,818	4,559,042
Pool #1Q1407, 2.372%, 07/01/36(a)	11,798,779	12,640,700
Pool #848747, 2.394%, 07/01/36(a)	18,864,416	20,164,802
Pool #848569, 2.373%, 11/01/36(a)	16,225,625	17,369,532
Pool #1Q1404, 2.270%, 01/01/37(a)	16,008,974	17,086,982
Pool #1Q1195, 2.149%, 05/01/37(a)	17,421,198	18,482,193
Pool #848796, 2.366%, 05/01/37(a)	33,978,643	36,196,033
Pool #1Q1282, 2.134%, 07/01/37(a)	4,453,745	4,704,642
Pool #848852, 2.342%, 08/01/37(a)	24,026,448	25,573,705
Pool #1Q0652, 2.331%, 02/01/38(a)	2,806,016	3,003,155
Pool #1Q1405, 2.333%, 04/01/39(a)	4,978,625	5,323,911
Pool #1Q1420, 2.378%, 09/01/39(a)	21,151,272	22,667,288
Pool #849139, 3.156%, 09/01/43(a)	4,149,894	4,313,153

		292,056,269

Federal National Mortgage Association
Pool #735953, 5.036%, 08/01/15	5,493	5,497
Pool #462011, 5.155%, 08/01/15	37,867	37,796
Pool #387590, 4.900%, 09/01/15	1,897,785	1,900,408

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #462018, 5.365%, 09/01/15	210,297	210,050
Pool #745100, 4.864%, 11/01/15	2,166,696	2,176,575
Pool #467200, 3.360%, 01/01/16	4,679,207	4,669,904
Pool #745504, 5.138%, 02/01/16	3,394,306	3,437,526
Pool #383143, 6.750%, 02/01/16	803,982	825,642
Pool #745530, 5.288%, 04/01/16	114,505	117,414
Pool #995887, 4.757%, 05/01/16	12,864	13,213
Pool #462237, 5.525%, 07/01/16	152,332	157,738
Pool #745764, 5.732%, 07/01/16	10,870,394	11,365,586
Pool #888015, 5.526%, 11/01/16	466,230	488,619
Pool #469673, 2.080%, 12/01/16	5,103,328	5,194,967
Pool #469807, 2.250%, 12/01/16	65,726	67,107
Pool #874196, 5.360%, 12/01/16	730,000	775,100
Pool #470340, 2.090%, 01/01/17	4,379,397	4,458,870
Pool #735745, 4.911%, 01/01/17	138,598	138,310
Pool #464600, 3.735%, 02/01/17	923,493	961,939
Pool #470775, 2.300%, 03/01/17	56,775	58,102
Pool #471016, 1.700%, 04/01/17	50,000	50,773
Pool #874903, 5.520%, 05/01/17	950,739	1,026,974
Pool #889232, 5.495%, 06/01/17	2,947,706	3,160,746
Pool #466009, 2.840%, 09/01/17	1,013,483	1,052,076
Pool #466149, 3.070%, 10/01/17	1,392,000	1,452,579
Pool #466487, 2.770%, 11/01/17	2,121,207	2,200,576
Pool #888969, 5.933%, 11/01/17	2,991,764	3,274,521
Pool #467010, 3.520%, 01/01/18	5,532,891	5,858,478

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AM7696, 0.461%, 02/01/18(a)	13,035,000	13,029,786
Pool #385912, 5.350%, 02/01/18	5,686,062	6,231,816
Pool #467288, 2.800%, 03/01/18	1,586,640	1,648,740
Pool #AM3464, 1.180%, 05/01/18	17,165,000	17,019,148
Pool #AM3462, 1.360%, 05/01/18	11,543,256	11,549,299
Pool #468279, 3.470%, 06/01/18	3,872,195	4,111,183
Pool #AL0561, 3.743%, 06/01/18	19,624,708	20,925,941
Pool #469334, 0.601%, 10/01/18(a)	4,963,762	4,961,227
Pool #469408, 0.921%, 11/01/18(a)	37,489,955	37,470,285
Pool #AM7163, 0.621%, 05/01/19(a)	11,000,999	10,999,608
Pool #AM6261, 0.391%, 07/01/19(a)	15,370,000	15,364,545
Pool #AM7028, 0.411%, 10/01/19(a)	18,405,000	18,417,091
Pool #466804, 0.751%, 12/01/20(a)	13,370,000	13,364,652
Pool #470556, 0.871%, 12/01/20(a)	21,070,000	21,061,572
Pool #469856, 0.961%, 12/01/21(a)(c)	17,690,000	17,680,736
Pool #AM0400, 0.651%, 08/01/22(a)	17,500,000	17,491,002
Pool #AM7213, 0.821%, 08/01/22(a)	4,540,000	4,539,474
Pool #AM1171, 0.521%, 10/01/22(a)	9,328,000	9,323,244
Pool #AM2923, 0.511%, 04/01/23(a)	17,335,000	17,326,161
Pool #793025, 1.937%, 07/01/34(a)	694,352	729,382
Pool #AL0222, 2.337%, 07/01/34(a)	12,120,100	12,930,878
Pool #AD0064, 1.934%, 01/01/35(a)	11,873,531	12,466,010
Pool #809384, 2.215%, 01/01/35(a)	378,197	397,568
Pool #805338, 2.260%, 01/01/35(a)	133,441	137,177
Pool #813718, 2.303%, 01/01/35(a)	8,509,979	9,032,343

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #809324, 1.950%, 02/01/35(a)	10,176	10,798
Pool #814686, 2.225%, 03/01/35(a)	190,743	198,515
Pool #AD7165, 1.833%, 04/01/35(a)	2,210,529	2,334,844
Pool #995609, 2.361%, 04/01/35(a)	2,239,594	2,394,517
Pool #822302, 2.450%, 05/01/35(a)	4,064,253	4,334,094
Pool #AL0505, 2.200%, 11/01/35(a)	10,875,417	11,601,325
Pool #AL0345, 2.345%, 11/01/35(a)	5,290,144	5,625,531
Pool #AD0377, 1.948%, 01/01/36(a)	2,718,588	2,862,095
Pool #888722, 2.179%, 01/01/36(a)	2,269,057	2,415,573
Pool #995540, 2.327%, 01/01/36(a)	7,867,228	8,399,054
Pool #888782, 2.249%, 03/01/36(a)	1,813,109	1,924,722
Pool #AL1015, 2.206%, 04/01/36(a)	2,629,822	2,802,019
Pool #AL2202, 2.282%, 06/01/36(a)	10,714,577	11,378,489
Pool #AL0854, 2.326%, 06/01/36(a)	6,774,464	7,216,180
Pool #888859, 2.289%, 10/01/36(a)	875,425	931,154
Pool #AA3517, 2.078%, 11/01/36(a)	6,735,172	7,165,865
Pool #903166, 2.400%, 11/01/36(a)	2,959,623	3,176,962
Pool #AL0968, 2.265%, 12/01/36(a)	17,230,895	18,346,456
Pool #906216, 2.232%, 01/01/37(a)	2,362,095	2,525,187
Pool #AL0872, 1.912%, 07/01/37(a)	4,199,283	4,425,105
Pool #AL0960, 2.251%, 07/01/37(a)	17,721,849	18,821,294
Pool #AD0380, 2.205%, 10/01/37(a)	9,429,901	10,041,843
Pool #AE0332, 2.239%, 11/01/37(a)	6,578,299	6,989,033
Pool #AL0966, 2.331%, 11/01/37(a)	6,595,912	7,027,130
Pool #AL0270, 2.188%, 08/01/38(a)	15,389,678	16,400,155

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AE0066, 2.294%, 09/01/39(a)	17,232,639	18,448,671
Pool #725874, 2.375%, 09/01/39(a)	75,245	80,376
Pool #AL2013, 2.227%, 10/01/39(a)	399,303	425,420
Pool #AL1801, 2.940%, 05/01/42(a)	7,711,160	8,007,952
Pool #AT1150, 2.834%, 09/01/43(a)	13,773,348	14,315,753
Pool #AT1155, 2.964%, 09/01/43(a)	4,033,398	4,193,804
Pool #AW6998, 3.194%, 06/01/44(a)	3,444,666	3,588,581
Pool #AL5406, 3.228%, 06/01/44(a)	11,009,508	11,499,087
Pool #AW9723, 2.325%, 07/01/44(a)	10,871,843	11,192,505
Pool #AL5640, 2.293%, 08/01/44(a)	7,075,869	7,275,465
Pool #AW2253, 3.020%, 08/01/44(a)	4,589,400	4,776,144
Pool #AL5643, 3.012%, 09/01/44(a)	2,766,547	2,870,859
Pool #AL5793, 3.151%, 09/01/44(a)	5,379,247	5,600,949
Pool #AX3646 FN, 2.282%, 10/01/44(a)	6,511,379	6,694,246
Pool #AW3236, 2.522%, 10/01/44(a)	11,032,699	11,412,071
Pool #AX5937, 2.533%, 11/01/44(a)	2,633,898	2,719,826
Pool #AX6452, 2.536%, 11/01/44(a)	6,540,432	6,757,579
Pool #AX9332, 3.038%, 12/01/44(a)	10,375,625	10,776,967
Pool #AY0836, 2.370%, 01/01/45(a)	4,305,323	4,431,967
Pool #AY3142, 2.604%, 01/01/45(a)	1,112,442	1,146,726

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AY2431, 2.257%, 02/01/45(a)	6,580,736	6,757,114
Pool #AY7185, 2.463%, 04/01/45(a)	5,949,750	6,108,394

		661,774,350

Total U.S. Government Agency Mortgages (Cost $932,684,362)		953,830,619

U.S. Treasury Obligations 2.9%
U.S. Treasury Notes 2.9%
2.500%, 04/30/15	2,905,000	2,910,447
0.625%, 05/31/17(c)	45,000,000	45,003,510

Total U.S. Treasury Obligations (Cost $47,716,564)		47,913,957

Money Market Fund 2.9%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(d)	48,328,265	48,328,265

Total Money Market Fund (Cost $48,328,265)		48,328,265

Total Investments (Cost $1,635,932,058) — 99.6%		1,659,124,728
Other Assets in Excess of Liabilities — 0.4%		6,762,929

Net Assets — 100.0%		$1,665,887,657

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2015.

(b)	Less than 0.05% of Net Assets.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for whenissued or delayed-delivery purchase commitments.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

Open Futures Contracts

At March 31, 2015, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 2 Year Note	Short	$(39,719,697)	June 2015	182	$(166,740)
U.S. Treasury 5 Year Note	Short	(36,305,999)	June 2015	305	(358,337)

					$(525,077)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Virginia Intermediate Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 98.4%
Alabama 0.5%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	645,000	656,745

District of Columbia 2.9%
Metropolitan Washington D.C. Airports Authority, Airport System, Series B, RB, 5.000%, 10/01/26, BHAC	2,175,000	2,492,180
Washington D.C. Metropolitan Area Transit Authority, Gross Revenue, Series A, RB, 5.125%, 07/01/32	1,000,000	1,147,140

		3,639,320

Illinois 0.7%
Chicago, Series A, GO, 5.250%, 01/01/33	880,000	906,057

North Carolina 1.5%
North Carolina Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,740,000	1,880,853

Virginia 92.8%
Chesterfield County, Series A, GO, 5.000%, 01/01/17	1,550,000	1,671,644
Fairfax County, Series C, GO, 5.000%, 10/01/25, State Aid Withholding(b)	1,000,000	1,255,030
Fairfax County Economic Development Authority, RB, 5.000%, 08/01/22(c)	3,700,000	4,327,483
Fairfax County Industrial Development Authority, RB, 5.000%, 05/15/37	2,810,000	3,179,431
Fairfax County Industrial Development Authority, Series D, RB, 5.000%, 05/15/27	1,300,000	1,504,035
Fairfax County Water Authority, RB, 5.000%, 04/01/27	600,000	713,376
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/30	1,000,000	1,167,960
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/32	2,000,000	2,315,020
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, NATL-RE	1,855,000	1,873,383

	Shares or Principal Amount($)	Value($)
Virginia—continued
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23	1,060,000	1,188,525
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24	2,425,000	2,719,031
Hampton Roads Sanitation District Wastewater, Series A, RB, 5.000%, 07/01/25	2,000,000	2,479,580
Hanover County, GO, 5.000%, 07/15/26, State Aid Withholding	750,000	945,743
Hanover County Economic Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE(c)	3,425,000	3,665,366
Henrico County, GO, 4.000%, 08/01/16	1,435,000	1,505,415
Henrico County, GO, 5.000%, 07/15/17	1,450,000	1,594,029
Henrico County, GO, 5.000%, 08/01/17	405,000	445,856
Henrico County Economic Development Authority, RB, 4.000%, 10/01/35(b)	1,000,000	975,380
Isle County Wight, Series A, GO, 5.000%, 07/01/35, State Aid Withholding	750,000	878,940
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, AGM	2,215,000	2,399,953
Loudoun County Industrial Development Authority, Series A, RB, 5.000%, 06/01/31	1,000,000	1,147,830
Manassas, Series C, GO, 5.000%, 07/01/27, State Aid Withholding	3,080,000	3,773,616
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, AGM	2,225,000	2,401,287
Newport News, Series A, GO, 5.000%, 07/15/33, State Aid Withholding	1,240,000	1,468,408
Northern Virginia Transportation Authority, RB, 5.000%, 06/01/26	1,250,000	1,533,663

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Virginia Intermediate Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Virginia—continued
Pittsylvania County, Series B, GO, 5.000%, 03/01/22	1,000,000	1,166,160
Portsmouth, Series D, GO, 5.000%, 07/15/23	1,250,000	1,457,000
Prince County William, GO, 5.000%, 08/01/16, State Aid Withholding	1,035,000	1,099,553
Richmond, GO, 5.000%, 07/15/24, Pre-refunded 07/15/2016 @ 100, AGM	1,435,000	1,521,416
Richmond, Series A, GO, 5.000%, 03/01/22, State Aid Withholding	1,975,000	2,396,011
Richmond, Series A, GO, 5.000%, 03/01/23, State Aid Withholding	2,960,000	3,648,289
Richmond, Series A, GO, 5.000%, 07/15/27	1,000,000	1,141,890
Richmond, Series A, RB, 5.000%, 01/15/28	1,000,000	1,183,490
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795,000	1,943,411
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/27	1,000,000	1,136,390
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, MSF(c)	2,380,000	2,401,111
Virginia College Building Authority, RB, 5.000%, 09/01/29, State Aid Withholding	2,610,000	3,120,542
Virginia College Building Authority, Series A, RB, 5.000%, 09/01/17, ST INTERCEPT	1,035,000	1,141,615
Virginia College Building Authority, Educational Facilities Project, Series A, RB, 5.000%, 09/01/17, Pre-refunded 09/01/2016 @ 100, ST INTERCEPT	155,000	165,075
Virginia College Building Authority, Educational Facilities Project, Series A, RB, 5.000%, 02/01/26, ST INTERCEPT	2,750,000	3,233,422

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia College Building Authority, Educational Facilities Project, Series B, RB, 5.000%, 03/01/21	1,700,000	2,024,241
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21(c)	3,950,000	4,497,825
Virginia Commonwealth Transportation Board, RB, 5.000%, 05/15/25, ST APPROP	2,750,000	3,250,197
Virginia Commonwealth University, Health System Authority, RB, 5.000%, 07/01/30	1,460,000	1,669,933
Virginia Housing Development Authority, Commonwealth Mortgage, Series A-1, RB, 3.650%, 01/01/18, GO of Authority	1,205,000	1,289,350
Virginia Port Authority, Series A, AMT, RB, 5.000%, 07/01/32	5,000,000	5,724,500
Virginia Public Building Authority, Series A, RB, 5.000%, 08/01/31, Pre-refunded 08/01/2021 @ 100	10,000	12,098
Virginia Public Building Authority, Series A, RB, 5.000%, 08/01/31	1,240,000	1,457,694
Virginia Public School Authority, RB, 5.000%, 08/01/18, State Aid Withholding	4,000,000	4,525,480
Virginia Public School Authority, RB, 5.000%, 08/01/22, State Aid Withholding	3,400,000	4,140,554
Virginia Public School Authority, Series A, RB, 5.000%, 08/01/27, State Aid Withholding	2,060,000	2,471,052
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26, State Aid Withholding	2,000,000	2,240,720

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2015

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia Resources Authority, Series A, RB, 5.000%, 11/01/24	1,075,000	1,245,646
Virginia Resources Authority, Series A, RB, 5.000%, 11/01/30	1,000,000	1,167,200
Virginia Resources Authority, Series A, RB, 5.000%, 11/01/32	300,000	352,869
Virginia Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/16	2,030,000	2,169,969
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series A, RB, 5.000%, 11/01/28	2,300,000	2,741,876
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series B, RB, 5.000%, 11/01/20	305,000	363,673

		115,230,236

Total Municipal Bonds (Cost $116,659,578)		122,313,211

Money Market Fund 2.3%
Federated Virginia Municipal Cash Trust, Institutional Share, 0.01%(d)	2,849,491	2,849,491

Total Money Market Fund (Cost $2,849,491)		2,849,491

Total Investments (Cost $119,509,069) — 100.7%		125,162,702
Liabilities in Excess of Other Assets — (0.7)%		(907,722)

Net Assets — 100.0%		$124,254,980

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2015.
(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.
(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.
(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2015.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
GO	—	General Obligation
MSF	—	Mandatory Sinking Fund
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
ST APPROP	—	State Appropriation
ST INTERCEPT	—	State Interception

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Assets:
Total Investments, at Cost	$202,110,842	$29,717,257	$127,255,524	$113,739,628	$865,084,152

Total Investments, at Value*	$206,877,578	$30,535,074	$135,179,315	$118,695,650	$851,785,814
Cash	—	—	—	—	1,231,021
Interest Receivable	972,688	273,635	1,740,115	982,003	13,911,665
Securities Lending Income Receivable	109	58	—	—	17,507
Foreign Currency, at Value (Cost $—, $4,362, $—, $— and $—, respectively)	—	4,084	—	—	—
Receivable for Capital Shares Issued	99,295	435	8,530	231,564	1,223,993
Receivable for Investment Securities Sold	1,591,911	3,500,145	1,828,535	—	1,224,613
Receivable for Investment Securities Sold on a When-issued or Delayed Delivery Basis	—	—	—	3,427,890	—
Receivable for Variation Margin on Centrally Cleared Swaps	—	—	—	—	1,360,562
Receivable from Investment Adviser	—	—	—	3,760	—
Prepaid Expenses and Other Assets	16,735	20,283	8,040	13,431	36,999

Total Assets	209,558,316	34,333,714	138,764,535	123,354,298	870,792,174

Liabilities:
Payable for Investment Securities Purchased	4,789,797	—	2,919,147	—	—
Payable for Investment Securities Purchased on a When-issued Basis	698,093	—	—	10,815,580	8,852,063
Depreciated Swap Contracts, at Value	—	6,925	—	—	—
Payable for Capital Shares Redeemed	1,067,914	26,849	227,208	156,921	1,580,667
Payable Upon Return of Securities Loaned	—	—	—	—	16,090,878
Interest Payable on Open Swap Contracts	—	267	—	—	—
Income Distributions Payable	68,711	857	5,696	48,939	194,176
Investment Advisory Fees Payable	43,037	10,783	55,876	46,869	389,626
Compliance and Fund Services Fees Payable	3,861	671	2,272	1,894	15,024
Distribution and Service Fees Payable	3,358	8,199	460	2,084	25,543
Trustee Fees Payable	346	75	201	192	1,787
Other Accrued Expenses	77,180	10,120	35,309	22,315	327,719

Total Liabilities	6,752,297	64,746	3,246,169	11,094,794	27,477,483

Total Net Assets	$202,806,019	$34,268,968	$135,518,366	$112,259,504	$843,314,691

Net Assets Consist of:
Capital	$197,308,723	$33,105,889	$128,566,889	$106,279,680	$878,973,002
Accumulated Net Investment Income (Loss)	(340,461)	(64,835)	190,524	(7,071)	(367,341)
Accumulated Net Realized Gain (Loss) from Investments, Swap and Foreign Currency Transactions	1,071,021	412,029	(1,162,838)	1,030,873	(22,217,183)
Net Unrealized Appreciation (Depreciation) on Investments, Swap and Foreign Currency Transactions	4,766,736	815,885	7,923,791	4,956,022	(13,073,787)

Net Assets	$202,806,019	$34,268,968	$135,518,366	$112,259,504	$843,314,691

Net Assets:
I Shares	$191,905,414	$24,172,295	$131,881,373	$95,760,869	$753,851,226
A Shares	7,410,883	807,353	3,636,993	16,498,635	65,121,480
C Shares	—	9,289,320	—	—	—
R Shares	3,489,722	—	—	—	20,886,552
IS Shares	—	—	—	—	3,455,433
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	17,377,231	2,700,823	12,143,715	7,794,091	112,965,544
A Shares	671,221	89,805	334,373	1,342,327	9,750,176
C Shares	—	1,038,050	—	—	—
R Shares	315,764	—	—	—	3,128,034
IS Shares	—	—	—	—	517,652
Net Asset Value and Redemption Price Per Share:
I Shares	$11.04	$8.95	$10.86	$12.29	$6.67
A Shares	11.04	8.99	10.88	12.29	6.68
C Shares(a)	—	8.95	—	—	—
R Shares	11.05	—	—	—	6.68
IS Shares	—	—	—	—	6.68
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$11.59	$9.44	$11.42	$12.90	$7.01
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%

* Investments include securities on loan of $—, $—, $—, $— and $15,578,432, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Assets:
Total Investments, at Cost	$250,635,807	$715,869,138	$7,314,511	$12,325,732	$38,646,501

Total Investments, at Value	$254,883,812	$752,049,899	$7,328,014	$12,640,611	$40,797,529
Interest Receivable	898,778	6,755,641	1,248	39,045	431,338
Securities Lending Income Receivable	138	—	—	—	—
Receivable for Capital Shares Issued	60,508	1,102,881	—	5,022	200
Receivable for Investment Securities Sold	—	19,527,658	—	1,301,040	—
Receivable for Investment Securities Sold on a When-issued or Delayed Delivery Basis	—	8,303,112	—	—	—
Receivable from Investment Adviser	—	19,268	1,514	6,893	1,334
Prepaid Expenses and Other Assets	24,599	19,175	3,926	16,236	7,738

Total Assets	255,867,835	787,777,634	7,334,702	14,008,847	41,238,139

Liabilities:
Payable for Investment Securities Purchased	1,118,645	—	680,999	563,785	—
Payable for Investment Securities Purchased on a When-issued Basis	510,232	98,822,361	—	581,745	3,149,938
Payable for Capital Shares Redeemed	644,110	977,798	—	5,662	19,558
Income Distributions Payable	42,618	161,927	820	224	55,983
Investment Advisory Fees Payable	54,310	285,543	565	5,363	15,813
Compliance and Fund Services Fees Payable	4,896	12,576	121	245	639
Distribution and Service Fees Payable	643	7,390	—	4,270	101
Trustee Fees Payable	484	1,380	12	22	59
Other Accrued Expenses	103,042	217,899	2,517	6,488	11,096

Total Liabilities	2,478,980	100,486,874	685,034	1,167,804	3,253,187

Total Net Assets	$253,388,855	$687,290,760	$6,649,668	$12,841,043	$37,984,952

Net Assets Consist of:
Capital	$247,769,254	$643,914,985	$7,466,031	$13,238,116	$36,120,288
Accumulated Net Investment Loss	(316,257)	(228,438)	(715)	(15,691)	(63,143)
Accumulated Net Realized Gain (Loss) from Investments Transactions	1,687,853	7,423,452	(829,151)	(696,261)	(223,221)
Net Unrealized Appreciation on Investments	4,248,005	36,180,761	13,503	314,879	2,151,028

Net Assets	$253,388,855	$687,290,760	$6,649,668	$12,841,043	$37,984,952

Net Assets:
I Shares	$250,283,745	$657,851,407	$6,649,668	$3,650,411	$37,190,109
A Shares	3,085,760	29,439,353	—	5,201,370	794,843
C Shares	—	—	—	3,989,262	—
R Shares	19,350	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	25,231,107	53,536,060	676,440	322,589	3,544,911
A Shares	310,775	2,392,787	—	460,511	75,961
C Shares	—	—	—	352,549	—
R Shares	1,951	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.92	$12.29	$9.83	$11.32	$10.49
A Shares	9.93	12.30	—	11.29	10.46
C Shares(a)	—	—	—	11.32	—
R Shares	9.92	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$10.43	$12.91	$—	$11.58	$10.98
Maximum Sales Charge — A Shares	4.75%	4.75%	—	2.50%	4.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund	Total Return Bond Fund
Assets:
Total Investments, at Cost	$6,351,857,264	$701,118,477	$54,308,055	$48,765,653	$1,146,947,928

Total Investments, at Value*	$6,244,429,642	$703,767,807	$54,504,095	$48,924,150	$1,171,970,342
Cash	11,094,005	1,559,639	—	—	42,050
Interest Receivable	39,908,993	11,548,392	152,461	304,438	5,286,175
Securities Lending Income Receivable	—	13,830	—	—	332
Foreign Currency, at Value (Cost $—, $—, $—, $— and $141,667, respectively)	—	—	—	—	133,239
Receivable for Capital Shares Issued	6,726,628	2,262,940	25,973	55,486	1,343,715
Receivable for Investment Securities Sold	154,147,035	1,608,949	3,202,379	—	16,866,111
Receivable for Investment Securities Sold on a When-issued or Delayed Delivery Basis	3,654,274	—	—	—	29,025
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	—	—	2,579,383
Receivable for Variation Margin on Centrally Cleared Swaps	—	2,267,603	—	—	—
Receivable from Investment Adviser	—	—	8,789	3,137	—
Prepaid Expenses and Other Assets	132,664	42,367	19,925	9,101	43,445

Total Assets	6,460,093,241	723,071,527	57,913,622	49,296,312	1,198,293,817

Liabilities:
Payable for Investment Securities Purchased	784,387	—	3,047,950	—	32,921,906
Payable for Investment Securities Purchased on a When-issued Basis	158,369,966	5,027,000	—	6,639,286	8,658,991
Depreciated Swap Contracts, at Value	—	—	—	—	210,190
Payable for Capital Shares Redeemed	16,755,277	2,547,833	80,324	88,102	2,166,561
Payable Upon Return of Securities Loaned	—	9,517,598	—	—	—
Interest Payable on Open Swap Contracts	—	—	—	—	8,109
Income Distributions Payable	5,750,002	1,577,963	4,965	6,448	51,661
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	—	—	2,027,541
Unrealized Depreciation on Unfunded Commitments	313	—	—	—	—
Investment Advisory Fees Payable	2,180,677	271,915	20,737	12,362	232,331
Compliance and Fund Services Fees Payable	119,116	13,502	1,142	753	20,261
Distribution and Service Fees Payable	92,724	2,109	1,899	493	36,486
Trustee Fees Payable	11,779	1,741	69	69	1,952
Other Accrued Expenses	2,623,207	159,069	21,108	15,841	381,386

Total Liabilities	186,687,448	19,118,730	3,178,194	6,763,354	46,717,375

Total Net Assets	$6,273,405,793	$703,952,797	$54,735,428	$42,532,958	$1,151,576,442

Net Assets Consist of:
Capital	$6,431,362,245	$722,292,880	$55,753,871	$42,290,654	$1,130,286,267
Accumulated Net Investment Income (Loss)	511,077	(1,258,535)	(1,569)	(1,445)	(3,037,962)
Accumulated Net Realized Gain (Loss) from Investments, Swap and Foreign Currency Transactions	(51,039,595)	(20,098,628)	(1,212,914)	85,252	(1,187,489)
Net Unrealized Appreciation (Depreciation) on Investments, Unfunded Commitments, Swaps and Foreign Currency Transactions	(107,427,934)	3,017,080	196,040	158,497	25,515,626

Net Assets	$6,273,405,793	$703,952,797	$54,735,428	$42,532,958	$1,151,576,442

Net Assets:
I Shares	$6,048,771,364	$695,060,466	$50,689,178	$38,669,482	$972,117,044
A Shares	147,559,924	8,110,376	2,316,265	3,863,476	43,400,551
C Shares	64,445,354	—	1,729,985	—	—
R Shares	—	781,955	—	—	64,538,598
IS Shares	12,629,151	—	—	—	71,520,249
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	682,743,779	79,647,517	5,079,683	3,866,811	90,422,053
A Shares	16,656,720	952,845	231,555	386,493	3,907,078
C Shares	7,272,338	—	173,004	—	—
R Shares	—	89,662	—	—	6,001,811
IS Shares	1,425,211	—	—	—	6,650,763
Net Asset Value and Redemption Price Per Share:
I Shares	$8.86	$8.73	$9.98	$10.00	$10.75
A Shares	8.86	8.51	10.00	10.00	11.11
C Shares(a)	8.86	—	10.00	—	—
R Shares	—	8.72	—	—	10.75
IS Shares	8.86	—	—	—	10.75
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$9.09	$8.93	$10.26	$10.26	$11.66
Maximum Sales Charge — A Shares	2.50%	4.75%	2.50%	2.50%	4.75%

* Investments include securities on loan of $—, $9,311,716, $—, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2015

	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Assets:
Total Investments, at Cost	$142,312,447	$17,911,421	$1,635,932,058	$119,509,069

Total Investments, at Value	$142,736,386	$18,552,857	$1,659,124,728	$125,162,702
Interest Receivable	374,289	48,231	2,548,162	1,225,531
Cash Collateral on Deposit at Broker	35,100	—	392,800	—
Receivable for Capital Shares Issued	16,357	6,691	13,273,075	48,016
Receivable for Investment Securities Sold	63,211	814,724	3,558,397	1,790,379
Receivable from Investment Adviser	—	2,927	—	—
Prepaid Expenses and Other Assets	13,425	15,176	35,745	8,641

Total Assets	143,238,768	19,440,606	1,678,932,907	128,235,269

Liabilities:
Payable for Investment Securities Purchased	—	665,925	6,188,799	1,202,056
Payable for Investment Securities Purchased on a When-issued Basis	—	—	—	2,212,710
Payable for Capital Shares Redeemed	473,905	133,593	5,801,293	287,637
Income Distributions Payable	13,752	228	120,757	190,104
Payable for variation margin on futures contracts	7,922	—	87,547	—
Investment Advisory Fees Payable	28,271	7,882	262,982	52,889
Compliance and Fund Services Fees Payable	2,728	328	30,498	2,175
Distribution and Service Fees Payable	—	1,290	—	673
Trustee Fees Payable	281	27	2,199	210
Other Accrued Expenses	32,303	10,193	551,175	31,835

Total Liabilities	559,162	819,466	13,045,250	3,980,289

Total Net Assets	$142,679,606	$18,621,140	$1,665,887,657	$124,254,980

Net Assets Consist of:
Capital	$144,486,333	$18,004,672	$1,660,978,421	$117,547,705
Accumulated Net Investment Income (Loss)	(2,391)	(144)	(517)	19,175
Accumulated Net Realized Gain (Loss) from Investments and Futures Transactions	(2,182,455)	(24,824)	(17,757,840)	1,034,467
Net Unrealized Appreciation on Investments and Futures	378,119	641,436	22,667,593	5,653,633

Net Assets	$142,679,606	$18,621,140	$1,665,887,657	$124,254,980

Net Assets:
I Shares	$142,679,606	$16,702,490	$1,665,887,657	$119,103,409
A Shares	—	572,955	—	5,151,571
C Shares	—	1,345,695	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	14,311,780	1,964,164	164,629,149	11,634,926
A Shares	—	67,390	—	503,389
C Shares	—	158,274	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.97	$8.50	$10.12	$10.24
A Shares	—	8.50	—	10.23
C Shares	—	8.50	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$—	$8.92	$—	$10.74
Maximum Sales Charge — A Shares	—	4.75%	—	4.75%

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Investment Income:
Interest Income	$4,893,183	$1,298,979	$4,196,631	$2,720,830	$57,408,053
Dividend Income	—	—	—	—	563,416
Net Income from Securities Lending	19,112	1,316	—	—	512,043

Total Investment Income	4,912,295	1,300,295	4,196,631	2,720,830	58,483,512

Expenses:
Investment Advisory Fees	521,323	144,084	640,018	428,125	4,913,079
Administration Fees	21,394	3,698	13,130	8,761	93,854
Fund Accounting Fees	17,361	2,849	11,019	6,947	81,519
Transfer Agency Fees	25,311	22,009	11,657	26,653	231,149
Compliance & Fund Services Fees	14,258	2,491	8,645	5,905	62,511
Distribution and Service Fees — A Shares	25,004	2,574	5,771	21,441	296,655
Distribution and Service Fees — C Shares	—	98,721	—	—	—
Distribution and Service Fees — R Shares	19,098	—	—	—	108,722
Shareholder Servicing Fees — I Shares	228,140	6,139	87,960	41,935	1,172,015
Shareholder Servicing Fees — A Shares	2,365	156	344	2,905	63,915
Shareholder Servicing Fees — R Shares	659	—	—	—	19,119
Custodian Fees	16,093	10,544	7,056	7,199	48,123
Printing Fees	5,785	3,694	5,727	7,079	103,637
Registration Fees	42,900	40,007	13,742	31,558	62,570
Trustee Fees	9,165	1,657	5,493	3,587	39,526
Other Fees	26,591	9,887	16,402	13,137	80,868

Total Expenses	975,447	348,510	826,964	605,232	7,377,262
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(3,506)	(11,677)	—	(26,689)	—

Net Expenses	971,941	336,833	826,964	578,543	7,377,262

Net Investment Income	3,940,354	963,462	3,369,667	2,142,287	51,106,250

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	5,407,610	1,210,124	2,134,836	2,385,295	(9,363,326)
Swap Contracts	—	(630)	—	—	187,965
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	2,544,019	22,865	3,204,295	1,292,519	(40,319,702)
Swap Contracts	—	(1,656)	—	—	224,551

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	7,951,629	1,230,703	5,339,131	3,677,814	(49,270,512)

Change in Net Assets from Operations	$11,891,983	$2,194,165	$8,708,798	$5,820,101	$1,835,738

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Investment Income:
Interest Income	$5,465,772	$21,329,847	$36,327	$265,125	$1,121,371
Net Income from Securities Lending	24,890	—	—	—	—

Total Investment Income	5,490,662	21,329,847	36,327	265,125	1,121,371

Expenses:
Investment Advisory Fees	758,586	3,313,851	6,650	54,958	183,654
Administration Fees	31,175	68,863	682	1,126	3,769
Fund Accounting Fees	25,993	56,881	575	820	3,037
Transfer Agency Fees	70,772	120,746	644	8,715	5,523
Compliance & Fund Services Fees	20,589	45,962	454	760	2,482
Distribution and Service Fees — A Shares	7,144	86,993	—	6,235	1,186
Distribution and Service Fees — C Shares	—	—	—	43,802	—
Distribution and Service Fees — R Shares	94	—	—	—	—
Shareholder Servicing Fees — I Shares	362,411	715,030	—	4,049	24,255
Shareholder Servicing Fees — A Shares	603	12,286	—	2,785	106
Shareholder Servicing Fees — R Shares	39	—	—	—	—
Custodian Fees	13,278	14,981	4,180	7,487	5,412
Printing Fees	21,628	35,112	1,513	2,608	2,629
Registration Fees	42,255	40,895	7,172	39,071	12,191
Trustee Fees	13,563	29,439	290	467	1,596
Other Fees	35,416	62,506	8,558	9,645	9,248

Total Expenses	1,403,546	4,603,545	30,718	182,528	255,088
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(189,341)	(8,094)	(58,174)	(14,868)

Net Expenses	1,403,546	4,414,204	22,624	124,354	240,220

Net Investment Income	4,087,116	16,915,643	13,703	140,771	881,151

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	4,124,597	15,090,036	(350)	217,709	736,445
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,107,809	2,178,271	(1,950)	244,661	831,457

Net Realized and Unrealized Gain (Loss) on Investments	6,232,406	17,268,307	(2,300)	462,370	1,567,902

Change in Net Assets from Operations	$10,319,522	$34,183,950	$11,403	$603,141	$2,449,053

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund	Total Return Bond Fund
Investment Income:
Interest Income	$375,863,775	$55,117,401	$545,601	$393,338	$27,725,220
Dividend Income	190,988	17,177	—	—	—
Net Income from Securities Lending	—	363,453	—	—	95,486

Total Investment Income	376,054,763	55,498,031	545,601	393,338	27,820,706

Expenses:
Investment Advisory Fees	30,524,990	3,935,731	193,656	142,012	2,591,697
Administration Fees	780,429	92,143	4,959	4,158	109,621
Fund Accounting Fees	691,650	74,783	3,267	3,659	89,989
Transfer Agency Fees	2,830,272	417,620	9,526	11,941	129,759
Compliance & Fund Services Fees	515,983	61,433	3,357	2,784	72,758
Distribution and Service Fees — A Shares	567,225	79,183	4,984	7,319	101,602
Distribution and Service Fees — C Shares	757,962	—	18,260	—	—
Distribution and Service Fees — R Shares	—	5,316	—	—	343,710
Shareholder Servicing Fees — I Shares	7,988,624	303,892	42,692	33,485	1,128,696
Shareholder Servicing Fees — A Shares	194,877	15,200	764	3,290	56,928
Shareholder Servicing Fees — R Shares	—	9	—	—	167,675
Custodian Fees	1,343,645	41,643	7,131	6,382	71,545
Printing Fees	482,352	69,791	5,010	3,521	87,924
Registration Fees	106,554	48,046	38,362	29,993	54,394
Trustee Fees	336,097	42,578	1,990	1,737	47,039
Other Fees	597,972	88,701	11,180	9,037	106,808

Total Expenses	47,718,632	5,276,069	345,138	259,318	5,160,145
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(37,811)	(28,444)	(5,518)

Net Expenses	47,718,632	5,276,069	307,327	230,874	5,154,627

Net Investment Income	328,336,131	50,221,962	238,274	162,464	22,666,079

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment, Unfunded Commitments and Foreign Currency Transactions	(10,116,412)	8,567,477	240,074	210,677	22,135,421
Swap Contracts	—	167,848	—	—	(321,525)
Forward Foreign Currency Contracts	—	—	—	—	(50,549)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Unfunded Commitments and Foreign Currencies	(173,529,364)	(49,959,559)	(101,238)	93,039	13,258,771
Swap Contracts	—	367,750	—	—	555,899
Forward Foreign Currency Contracts	—	—	—	—	(850,735)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	(183,645,776)	(40,856,484)	138,836	303,716	34,727,282

Change in Net Assets from Operations	$144,690,355	$9,365,478	$377,110	$466,180	$57,393,361

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2015

	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Investment Income:
Interest Income	$1,354,175	$304,964	$16,686,086	$3,819,589

Total Investment Income	1,354,175	304,964	16,686,086	3,819,589

Expenses:
Investment Advisory Fees	315,772	99,785	3,341,968	621,366
Administration Fees	14,709	2,049	182,049	12,751
Fund Accounting Fees	12,380	1,667	152,096	10,609
Transfer Agency Fees	46,953	6,860	266,935	18,023
Compliance & Fund Services Fees	9,847	1,340	119,876	8,399
Distribution and Service Fees — A Shares	—	1,925	—	9,035
Distribution and Service Fees — C Shares	—	14,311	—	—
Shareholder Servicing Fees — I Shares	68,676	21,308	2,496,404	80,484
Shareholder Servicing Fees — A Shares	—	25	—	559
Custodian Fees	10,615	6,092	41,247	7,233
Printing Fees	8,786	2,100	97,808	5,618
Registration Fees	24,185	38,852	47,997	16,806
Trustee Fees	6,113	884	78,360	5,409
Other Fees	17,122	8,287	154,812	16,221

Total Expenses	535,158	205,485	6,979,552	812,513
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(43,130)	—	—

Net Expenses	535,158	162,355	6,979,552	812,513

Net Investment Income	819,017	142,609	9,706,534	3,007,076

Net Realized and Unrealized Gain (Loss) on Investments and Futures:
Net Realized Gain (Loss) from:
Investment Transactions	88,095	210,556	9,367,131	2,395,690
Futures contracts	(117,245)	—	(1,378,719)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	65,557	516,083	(2,790,306)	198,008
Futures Contracts	(68,515)	—	(1,090,823)	—

Net Realized and Unrealized Gain (Loss) on Investments and Futures	(32,108)	726,639	4,107,283	2,593,698

Change in Net Assets from Operations	$786,909	$869,248	$13,813,817	$5,600,774

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Core Bond Fund		Corporate Bond Fund		Georgia Tax-Exempt Bond Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$3,940,354	$4,802,529	$963,462	$1,793,805	$3,369,667	$4,067,365
Net Realized Gain (Loss)	5,407,610	(2,247,406)	1,209,494	168,518	2,134,836	(1,723,221)
Net Change in Unrealized Appreciation (Depreciation)	2,544,019	(7,335,675)	21,209	(2,208,835)	3,204,295	(3,893,136)

Change in Net Assets from Operations	11,891,983	(4,780,552)	2,194,165	(246,512)	8,708,798	(1,548,992)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(4,024,505)	(5,267,601)	(745,708)	(1,483,306)	(3,271,526)	(3,944,136)
A Shares	(153,575)	(260,196)	(22,880)	(49,480)	(98,214)	(123,282)
C Shares	—	—	(194,180)	(261,000)	—	—
R Shares	(63,070)	(69,297)	—	—	—	—
Net Realized Gains:
I Shares	—	(4,708,330)	(450,254)	(1,574,501)	—	—
A Shares	—	(252,957)	(15,424)	(27,525)	—	—
C Shares	—	—	(179,318)	(346,555)	—	—
R Shares	—	(91,976)	—	—	—	—

Total Dividends and Distributions	(4,241,150)	(10,650,357)	(1,607,764)	(3,742,367)	(3,369,740)	(4,067,418)

Change in Net Assets from Capital Transactions	(19,178,943)	(166,511,487)	(5,503,208)	(28,232,711)	5,205,351	(22,129,077)

Change in Net Assets	(11,528,110)	(181,942,396)	(4,916,807)	(32,221,590)	10,544,409	(27,745,487)

Net Assets:
Beginning of Period	214,334,129	396,276,525	39,185,775	71,407,365	124,973,957	152,719,444

End of Period	$202,806,019	$214,334,129	$34,268,968	$39,185,775	$135,518,366	$124,973,957

Accumulated Net Investment Income (Loss), End of Period	$(340,461)	$(386,757)	$(64,835)	$(79,808)	$190,524	$190,597

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$2,142,287	$1,692,609	$51,106,250	$52,993,380	$4,087,116	$7,768,495
Net Realized Gain (Loss)	2,385,295	(143,983)	(9,175,361)	25,172,860	4,124,597	537,085
Net Change in Unrealized Appreciation (Depreciation)	1,292,519	(1,431,114)	(40,095,151)	(12,580,067)	2,107,809	(17,001,122)

Change in Net Assets from Operations	5,820,101	117,512	1,835,738	65,586,173	10,319,522	(8,695,542)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,802,016)	(1,430,378)	(44,865,842)	(43,729,034)	(4,076,198)	(7,790,843)
A Shares	(340,203)	(262,202)	(5,308,612)	(8,470,656)	(34,675)	(70,662)
R Shares	—	—	(1,140,516)	(1,261,457)	(146)	(186)
IS Shares*	—	—	(203,040)	—	—	—
Net Realized Gains:
I Shares	(1,021,985)	(193,807)	(22,443,420)	(15,228,470)	(1,085,525)	(15,653,552)
A Shares	(188,454)	(35,607)	(2,009,392)	(3,562,894)	(8,908)	(212,227)
R Shares	—	—	(657,683)	(470,570)	(78)	(718)
IS Shares*	—	—	(166,118)	—	—	—

Total Dividends and Distributions	(3,352,658)	(1,921,994)	(76,794,623)	(72,723,081)	(5,205,530)	(23,728,188)

Change in Net Assets from Capital Transactions	53,088,287	(7,745,895)	(44,475,816)	42,054,508	(112,103,222)	(559,824,062)

Change in Net Assets	55,555,730	(9,550,377)	(119,434,701)	34,917,600	(106,989,230)	(592,247,792)

Net Assets:
Beginning of Period	56,703,774	66,254,151	962,749,392	927,831,792	360,378,085	952,625,877

End of Period	$112,259,504	$56,703,774	$843,314,691	$962,749,392	$253,388,855	$360,378,085

Accumulated Net Investment Income (Loss), End of Period	$(7,071)	$(7,139)	$(367,341)	$(363,403)	$(316,257)	$(431,903)

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Investment Grade Tax-Exempt Bond Fund		Limited Duration Fund		Limited-Term Federal Mortgage Securities Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$16,915,643	$18,016,013	$13,703	$19,169	$140,771	$102,590
Net Realized Gain (Loss)	15,090,036	860,369	(350)	24,325	217,709	16,458
Net Change in Unrealized Appreciation (Depreciation)	2,178,271	(20,781,122)	(1,950)	(26,466)	244,661	(347,602)

Change in Net Assets from Operations	34,183,950	(1,904,740)	11,403	17,028	603,141	(228,554)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(16,227,546)	(17,296,851)	(11,822)	(14,851)	(77,129)	(122,073)
A Shares	(688,148)	(719,739)	—	—	(59,757)	(34,674)
C Shares	—	—	—	—	(54,737)	(51,259)
Net Realized Gains:
I Shares	(8,172,201)	(5,168,338)	—	—	—	—
A Shares	(354,453)	(228,704)	—	—	—	—

Total Dividends and Distributions	(25,442,348)	(23,413,632)	(11,822)	(14,851)	(191,623)	(208,006)

Change in Net Assets from Capital Transactions	4,621,212	(319,882,736)	—	(2,709,499)	2,236,092	(6,531,861)

Change in Net Assets	13,362,814	(345,201,108)	(419)	(2,707,322)	2,647,610	(6,968,421)

Net Assets:
Beginning of Period	673,927,946	1,019,129,054	6,650,087	9,357,409	10,193,433	17,161,854

End of Period	$687,290,760	$673,927,946	$6,649,668	$6,650,087	$12,841,043	$10,193,433

Accumulated Net Investment Loss, End of Period	$(228,438)	$(228,387)	$(715)	$(715)	$(15,691)	$(15,718)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	North Carolina Tax-Exempt Bond Fund		Seix Floating Rate High Income Fund		Seix High Yield Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$881,151	$1,186,716	$328,336,131	$323,327,760	$50,221,962	$96,099,251
Net Realized Gain (Loss)	736,445	(959,666)	(10,116,412)	11,462,727	8,735,325	70,543,347
Net Change in Unrealized Appreciation (Depreciation)	831,457	(863,905)	(173,529,364)	(6,274,675)	(49,591,809)	(65,722,730)

Change in Net Assets from Operations	2,449,053	(636,855)	144,690,355	328,515,812	9,365,478	100,919,868

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(863,258)	(1,165,690)	(319,113,755)	(312,044,616)	(49,018,736)	(94,634,944)
A Shares	(17,921)	(21,050)	(7,712,075)	(6,400,576)	(1,686,559)	(3,456,272)
C Shares	—	—	(2,637,461)	(2,065,373)	—	—
R Shares	—	—	—	—	(55,575)	(94,538)
IS Shares*	—	—	(58,635)	—	—	—
Net Realized Gains:
I Shares	—	(1,161,841)	—	—	(63,887,145)	(58,467,007)
A Shares	—	(25,030)	—	—	(626,273)	(2,326,532)
R Shares	—	—	—	—	(79,485)	(54,118)

Total Dividends and Distributions	(881,179)	(2,373,611)	(329,521,926)	(320,510,565)	(115,353,773)	(159,033,411)

Change in Net Assets from Capital Transactions	(1,754,966)	(10,718,709)	(2,802,560,007)	3,332,412,383	(472,362,184)	(527,438,582)

Change in Net Assets	(187,092)	(13,729,175)	(2,987,391,578)	3,340,417,630	(578,350,479)	(585,552,125)

Net Assets:
Beginning of Period	38,172,044	51,901,219	9,260,797,371	5,920,379,741	1,282,303,276	1,867,855,401

End of Period	$37,984,952	$38,172,044	$6,273,405,793	$9,260,797,371	$703,952,797	$1,282,303,276

Accumulated Net Investment Income (Loss), End of Period	$(63,143)	$(63,115)	$511,077	$(1,354)	$(1,258,535)	$(1,256,315)

*	IS Shares commenced operations on February 2, 2015.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Short-Term Bond Fund		Short-Term Municipal Bond Fund		Total Return Bond Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$238,274	$726,241	$162,464	$44,096	$22,666,079	$25,380,593
Net Realized Gain (Loss)	240,074	714,197	210,677	197,237	21,763,347	(16,842,676)
Net Change in Unrealized Appreciation (Depreciation)	(101,238)	(1,063,778)	93,039	(56,592)	12,963,935	(17,738,628)

Change in Net Assets from Operations	377,110	376,660	466,180	184,741	57,393,361	(9,200,711)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(259,957)	(715,698)	(149,835)	(39,355)	(21,115,553)	(23,280,438)
A Shares	(10,802)	(25,093)	(12,625)	(4,738)	(830,587)	(817,396)
C Shares	(76)	(5,646)	—	—	—	—
R Shares	—	—	—	—	(1,171,743)	(1,109,995)
IS Shares*	—	—	—	—	(1,094,613)	—
Net Realized Gains:
I Shares	—	—	(260,009)	(87,967)	—	(9,776,080)
A Shares	—	—	(31,379)	(19,996)	—	(377,861)
R Shares	—	—	—	—	—	(686,006)

Total Dividends and Distributions	(270,835)	(746,437)	(453,848)	(152,056)	(24,212,496)	(36,047,776)

Change in Net Assets from Capital Transactions	11,582,335	(39,461,972)	5,768,419	21,903,965	(17,395,124)	(146,164,164)

Change in Net Assets	11,688,610	(39,831,749)	5,780,751	21,936,650	15,785,741	(191,412,651)

Net Assets:
Beginning of Period	43,046,818	82,878,567	36,752,207	14,815,557	1,135,790,701	1,327,203,352

End of Period	$54,735,428	$43,046,818	$42,532,958	$36,752,207	$1,151,576,442	$1,135,790,701

Accumulated Net Investment Income (Loss), End of Period	$(1,569)	$(1,583)	$(1,445)	$(1,449)	$(3,037,962)	$525,408

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Ultra-Short Bond Fund		U.S. Government Securities Fund		U.S. Government Securities Ultra-Short Bond Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$819,017	$838,752	$142,609	$128,721	$9,706,534	$6,777,811
Net Realized Gain (Loss)	(29,150)	158,704	210,556	(120,082)	7,988,412	(1,387,601)
Net Change in Unrealized Appreciation (Depreciation)	(2,958)	(204,927)	516,083	(773,072)	(3,881,129)	(2,864,838)

Change in Net Assets from Operations	786,909	792,529	869,248	(764,433)	13,813,817	2,525,372

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(932,817)	(969,033)	(138,908)	(125,734)	(13,488,002)	(13,537,248)
A Shares	—	—	(3,707)	(3,032)	—	—
Net Realized Gains:
I Shares	—	—	—	(102,240)	—	—
A Shares	—	—	—	(4,216)	—	—
C Shares	—	—	—	(6,158)	—	—

Total Dividends and Distributions	(932,817)	(969,033)	(142,615)	(241,380)	(13,488,002)	(13,537,248)

Change in Net Assets from Capital Transactions	20,772,412	13,005,312	(5,606,935)	(14,946,754)	(327,653,113)	(327,686,238)

Change in Net Assets	20,626,504	12,828,808	(4,880,302)	(15,952,567)	(327,327,298)	(338,698,114)

Net Assets:
Beginning of Period	122,053,102	109,224,294	23,501,442	39,454,009	1,993,214,955	2,331,913,069

End of Period	$142,679,606	$122,053,102	$18,621,140	$23,501,442	$1,665,887,657	$1,993,214,955

Accumulated Net Investment Loss, End of Period	$(2,391)	$(2,435)	$(144)	$(138)	$(517)	$(2,331)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Virginia Intermediate Municipal Bond Fund
	04/01/14- 03/31/15	04/01/13- 03/31/14
Operations:
Net Investment Income	$3,007,076	$4,035,399
Net Realized Gain (Loss)	2,395,690	(343,350)
Net Change in Unrealized Appreciation (Depreciation)	198,008	(4,565,246)

Change in Net Assets from Operations	5,600,774	(873,197)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(2,866,071)	(3,783,005)
A Shares	(141,063)	(252,522)
Net Realized Gains:
I Shares	(973,740)	(1,295,751)
A Shares	(44,134)	(89,534)

Total Dividends and Distributions	(4,025,008)	(5,420,812)

Change in Net Assets from Capital Transactions	(5,588,926)	(21,322,420)

Change in Net Assets	(4,013,160)	(27,616,429)

Net Assets:
Beginning of Period	128,268,140	155,884,569

End of Period	$124,254,980	$128,268,140

Accumulated Net Investment Income, End of Period	$19,175	$19,233

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Core Bond Fund
I Shares
Year Ended March 31, 2015	$10.65	$0.21	$0.40	$0.61	$(0.22)	$—	$—	$(0.22)	$—	$11.04	$191,905	5.80%	0.45%	0.45%	1.90%	168%
Year Ended March 31, 2014	11.16	0.18	(0.23)	(0.05)	(0.22)	—	(0.24)	(0.46)	—	10.65	200,371	(0.38)	0.42	0.42	1.67	208
Year Ended March 31, 2013	11.10	0.15	0.24	0.39	(0.20)	—	(0.13)	(0.33)	—	11.16	370,455	3.53	0.38	0.38	1.33	151
Year Ended March 31, 2012	11.00	0.24	0.81	1.05	(0.27)	—	(0.68)	(0.95)	—	11.10	439,017	9.65	0.48	0.48	2.15	211
Year Ended March 31, 2011	11.42	0.36	0.09	0.45	(0.25)	(0.10)	(0.52)	(0.87)	—	11.00	295,931	3.91	0.60	0.60	3.11	119	(e)
A Shares
Year Ended March 31, 2015	10.65	0.18	0.41	0.59	(0.20)	—	—	(0.20)	—	11.04	7,411	5.58	0.67	0.67	1.70	168
Year Ended March 31, 2014	11.16	0.15	(0.23)	(0.08)	(0.19)	—	(0.24)	(0.43)	—	10.65	9,848	(0.66)	0.71	0.71	1.38	208
Year Ended March 31, 2013	11.10	0.11	0.24	0.35	(0.16)	—	(0.13)	(0.29)	—	11.16	20,687	3.20	0.69	0.70	1.02	151
Year Ended March 31, 2012	11.00	0.21	0.80	1.01	(0.23)	—	(0.68)	(0.91)	—	11.10	21,644	9.29	0.82	0.82	1.84	211
Year Ended March 31, 2011	11.42	0.35	0.06	0.41	(0.21)	(0.10)	(0.52)	(0.83)	—	11.00	19,087	3.61	0.87	0.87	3.03	119	(e)
R Shares
Year Ended March 31, 2015	10.66	0.16	0.41	0.57	(0.18)	—	—	(0.18)	—	11.05	3,490	5.37	0.85	0.85	1.51	168
Year Ended March 31, 2014	11.17	0.14	(0.24)	(0.10)	(0.17)	—	(0.24)	(0.41)	—	10.66	4,115	(0.80)	0.85	0.85	1.29	208
Year Ended March 31, 2013	11.10	0.10	0.24	0.34	(0.14)	—	(0.13)	(0.27)	—	11.17	5,135	3.15	0.84	0.84	0.87	151
Year Ended March 31, 2012	11.01	0.18	0.78	0.96	(0.19)	—	(0.68)	(0.87)	—	11.10	5,952	8.83	1.16	1.16	1.55	211
Year Ended March 31, 2011	11.42	0.31	0.08	0.39	(0.18)	(0.10)	(0.52)	(0.80)	—	11.01	6,648	3.41	1.20	1.20	2.71	119	(e)

Corporate Bond Fund
I Shares
Year Ended March 31, 2015	8.80	0.26	0.32	0.58	(0.26)	—	(0.17)	(0.43)	—	8.95	24,172	6.73	0.66	0.69	2.95	90
Year Ended March 31, 2014	9.30	0.28	(0.21)	0.07	(0.28)	—	(0.29)	(0.57)	—	8.80	28,017	0.91	0.63	0.64	3.18	143
Year Ended March 31, 2013	9.35	0.32	0.30	0.62	(0.32)	—	(0.35)	(0.67)	—	9.30	51,828	6.71	0.60	0.61	3.36	58
Year Ended March 31, 2012	9.59	0.39	0.46	0.85	(0.39)	—	(0.70)	(1.09)	—	9.35	57,203	9.10	0.61	0.61	3.98	88
Year Ended March 31, 2011	9.63	0.45	0.20	0.65	(0.45)	—	(0.24)	(0.69)	—	9.59	63,132	6.92	0.52	0.52	4.56	45	(e)
A Shares
Year Ended March 31, 2015	8.84	0.24	0.32	0.56	(0.24)	—	(0.17)	(0.41)	—	8.99	807	6.40	0.95	0.99	2.67	90
Year Ended March 31, 2014	9.35	0.25	(0.21)	0.04	(0.26)	—	(0.29)	(0.55)	—	8.84	783	0.52	0.92	0.93	2.76	143
Year Ended March 31, 2013	9.40	0.29	0.30	0.59	(0.29)	—	(0.35)	(0.64)	—	9.35	4,020	6.39	0.88	0.88	3.06	58
Year Ended March 31, 2012	9.64	0.36	0.46	0.82	(0.36)	—	(0.70)	(1.06)	—	9.40	4,325	8.78	0.88	0.88	3.68	88
Year Ended March 31, 2011	9.67	0.42	0.21	0.63	(0.42)	—	(0.24)	(0.66)	—	9.64	2,198	6.67	0.83	0.83	4.25	45	(e)
C Shares
Year Ended March 31, 2015	8.80	0.18	0.32	0.50	(0.18)	—	(0.17)	(0.35)	—	8.95	9,289	5.69	1.64	1.67	1.97	90
Year Ended March 31, 2014	9.30	0.19	(0.21)	(0.02)	(0.19)	—	(0.29)	(0.48)	—	8.80	10,385	(0.07)	1.62	1.63	2.18	143
Year Ended March 31, 2013	9.35	0.23	0.30	0.53	(0.23)	—	(0.35)	(0.58)	—	9.30	15,558	5.67	1.57	1.58	2.39	58
Year Ended March 31, 2012	9.59	0.29	0.46	0.75	(0.29)	—	(0.70)	(0.99)	—	9.35	18,317	8.05	1.58	1.58	3.00	88
Year Ended March 31, 2011	9.63	0.36	0.20	0.56	(0.36)	—	(0.24)	(0.60)	—	9.59	16,193	5.87	1.50	1.50	3.64	45	(e)

Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2015	10.42	0.28	0.44	0.72	(0.28)	—	—	(0.28)	—	10.86	131,881	7.00	0.64	0.64	2.63	55
Year Ended March 31, 2014	10.78	0.31	(0.36)	(0.05)	(0.31)	—	—	(0.31)	—	10.42	120,835	(0.37)	0.57	0.57	3.01	67
Year Ended March 31, 2013	10.55	0.34	0.23	0.57	(0.34)	—	—	(0.34)	—	10.78	148,153	5.44	0.59	0.59	3.15	50
Year Ended March 31, 2012	9.73	0.36	0.82	1.18	(0.36)	—	—	(0.36)	—	10.55	145,803	12.33	0.62	0.62	3.55	57
Year Ended March 31, 2011	10.23	0.39	(0.50)	(0.11)	(0.39)	—	—	(0.39)	—	9.73	159,996	(1.19)	0.61	0.61	3.81	44

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2015	$10.44	$0.27	$0.44	$0.71	$(0.27)	$—	$—	$(0.27)	$—	$10.88	$3,637	6.89%	0.73%	0.73%	2.55%	55%
Year Ended March 31, 2014	10.80	0.30	(0.36)	(0.06)	(0.30)	—	—	(0.30)	—	10.44	4,139	(0.52)	0.72	0.72	2.87	67
Year Ended March 31, 2013	10.57	0.32	0.23	0.55	(0.32)	—	—	(0.32)	—	10.80	4,566	5.27	0.74	0.74	2.99	50
Year Ended March 31, 2012	9.75	0.35	0.82	1.17	(0.35)	—	—	(0.35)	—	10.57	4,280	12.14	0.77	0.77	3.39	57
Year Ended March 31, 2011	10.24	0.37	(0.49)	(0.12)	(0.37)	—	—	(0.37)	—	9.75	5,557	(1.24)	0.76	0.76	3.64	44

High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2015	11.86	0.31	0.59	0.90	(0.31)	—	(0.16)	(0.47)	—	12.29	95,761	7.64	0.65	0.69	2.53	228
Year Ended March 31, 2014	12.10	0.34	(0.19)	0.15	(0.34)	—	(0.05)	(0.39)	—	11.86	47,737	1.40	0.65	0.68	2.90	227
Year Ended March 31, 2013	11.96	0.34	0.50	0.84	(0.34)	—	(0.36)	(0.70)	—	12.10	54,892	7.12	0.65	0.68	2.78	168
Year Ended March 31, 2012	10.92	0.38	1.07	1.45	(0.38)	—	(0.03)	(0.41)	—	11.96	42,963	13.43	0.64	0.66	3.29	218
Year Ended March 31, 2011	11.15	0.44	(0.23)	0.21	(0.44)	—	—	(0.44)	—	10.92	47,695	1.82	0.65	0.71	3.90	122
A Shares
Year Ended March 31, 2015	11.86	0.29	0.59	0.88	(0.29)	—	(0.16)	(0.45)	—	12.29	16,499	7.48	0.80	0.80	2.38	228
Year Ended March 31, 2014	12.11	0.32	(0.20)	0.12	(0.32)	—	(0.05)	(0.37)	—	11.86	8,967	1.16	0.80	0.82	2.75	227
Year Ended March 31, 2013	11.97	0.32	0.50	0.82	(0.32)	—	(0.36)	(0.68)	—	12.11	11,363	6.97	0.80	0.83	2.63	168
Year Ended March 31, 2012	10.92	0.36	1.08	1.44	(0.36)	—	(0.03)	(0.39)	—	11.97	8,155	13.36	0.79	0.81	3.15	218
Year Ended March 31, 2011	11.15	0.42	(0.23)	0.19	(0.42)	—	—	(0.42)	—	10.92	7,914	1.66	0.80	0.87	3.72	122

High Income Fund
I Shares
Year Ended March 31, 2015	7.26	0.40	(0.38)	0.02	(0.40)	—	(0.21)	(0.61)	—	6.67	753,851	0.47	0.77	0.77	5.63	86
Year Ended March 31, 2014	7.32	0.43	0.11	0.54	(0.44)	—	(0.16)	(0.60)	—	7.26	783,072	7.68	0.77	0.77	6.00	110
Year Ended March 31, 2013	6.89	0.45	0.43	0.88	(0.45)	—	—	(0.45)	—	7.32	784,870	13.17	0.74	0.75	6.33	118
Year Ended March 31, 2012	7.29	0.51	(0.32)	0.19	(0.52)	—	(0.07)	(0.59)	—	6.89	576,626	3.04	0.71	0.71	7.37	148
Year Ended March 31, 2011	6.77	0.50	0.54	1.04	(0.50)	—	(0.02)	(0.52)	—	7.29	394,690	15.83	0.70	0.70	7.10	259	(e)
A Shares
Year Ended March 31, 2015	7.27	0.38	(0.38)	—	(0.38)	—	(0.21)	(0.59)	—	6.68	65,121	0.26	0.99	0.99	5.34	86
Year Ended March 31, 2014	7.32	0.42	0.11	0.53	(0.42)	—	(0.16)	(0.58)	—	7.27	157,360	7.60 (f)	0.97	0.97	5.82	110
Year Ended March 31, 2013	6.90	0.43	0.42	0.85	(0.43)	—	—	(0.43)	—	7.32	119,006	12.72	0.99	0.99	6.09	118
Year Ended March 31, 2012	7.29	0.49	(0.31)	0.18	(0.50)	—	(0.07)	(0.57)	—	6.90	99,210	2.74	1.00	1.00	7.09	148
Year Ended March 31, 2011	6.78	0.47	0.54	1.01	(0.48)	—	(0.02)	(0.50)	—	7.29	70,552	15.47	1.00	1.00	6.62	259	(e)
R Shares
Year Ended March 31, 2015	7.27	0.37	(0.38)	(0.01)	(0.37)	—	(0.21)	(0.58)	—	6.68	20,887	0.05	1.21	1.21	5.20	86
Year Ended March 31, 2014	7.32	0.40	0.12	0.52	(0.41)	—	(0.16)	(0.57)	—	7.27	22,317	7.37	1.20	1.20	5.57	110
Year Ended March 31, 2013	6.89	0.41	0.43	0.84	(0.41)	—	—	(0.41)	—	7.32	23,956	12.61	1.23	1.23	5.85	118
Year Ended March 31, 2012	7.29	0.47	(0.33)	0.14	(0.47)	—	(0.07)	(0.54)	—	6.89	20,317	2.25	1.35	1.35	6.76	148
Year Ended March 31, 2011	6.78	0.45	0.53	0.98	(0.45)	—	(0.02)	(0.47)	—	7.29	15,671	15.07	1.40	1.40	6.54	259	(e)
IS Shares(g)
Period Ended March 31, 2015	7.22	0.28	(0.33)	(0.05)	(0.28)	—	(0.21)	(0.49)	—	6.68	3,455	(0.51)	0.63	0.63	5.99	86

Intermediate Bond Fund
I Shares
Year Ended March 31, 2015	9.76	0.13	0.20	0.33	(0.13)	—	(0.04)	(0.17)	—	9.92	250,284	3.46	0.46	0.46	1.35	111
Year Ended March 31, 2014	10.31	0.13	(0.16)	(0.03)	(0.14)	—	(0.38)	(0.52)	—	9.76	356,689	(0.24)	0.39	0.39	1.31	149
Year Ended March 31, 2013	10.45	0.17	0.16	0.33	(0.17)	—	(0.30)	(0.47)	—	10.31	942,715	3.24	0.35	0.35	1.63	116
Year Ended March 31, 2012	10.35	0.22	0.45	0.67	(0.22)	—	(0.35)	(0.57)	—	10.45	1,194,207	6.45	0.35	0.35	2.04	139
Year Ended March 31, 2011	10.53	0.29	0.11	0.40	(0.25)	(0.03)	(0.30)	(0.58)	—	10.35	1,305,914	3.75	0.34	0.34	2.73	127	(e)

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2015	$9.77	$0.12	$0.20	$0.32	$(0.12)	$—	$(0.04)	$(0.16)	$—	$9.93	$3,086	3.31%	0.61%	0.61%	1.21%	111%
Year Ended March 31, 2014	10.31	0.11	(0.16)	(0.05)	(0.11)	—	(0.38)	(0.49)	—	9.77	3,671	(0.38)	0.65	0.65	1.07	149
Year Ended March 31, 2013	10.46	0.14	0.15	0.29	(0.14)	—	(0.30)	(0.44)	—	10.31	9,878	2.85	0.63	0.63	1.34	116
Year Ended March 31, 2012	10.35	0.19	0.46	0.65	(0.19)	—	(0.35)	(0.54)	—	10.46	11,320	6.26	0.62	0.62	1.75	139
Year Ended March 31, 2011	10.53	0.28	0.09	0.37	(0.22)	(0.03)	(0.30)	(0.55)	—	10.35	12,926	3.49	0.60	0.60	2.62	127	(e)
R Shares
Year Ended March 31, 2015	9.76	0.08	0.20	0.28	(0.08)	—	(0.04)	(0.12)	—	9.92	19	2.86	1.05	1.05	0.77	111
Year Ended March 31, 2014	10.30	0.07	(0.15)	(0.08)	(0.08)	—	(0.38)	(0.46)	—	9.76	18	(0.74)	0.99	0.99	0.74	149
Year Ended March 31, 2013	10.45	0.11	0.15	0.26	(0.11)	—	(0.30)	(0.41)	—	10.30	32	2.58	0.92	1.82	1.06	116
Year Ended March 31, 2012	10.35	0.14	0.45	0.59	(0.14)	—	(0.35)	(0.49)	—	10.45	749	5.72	1.04	1.04	1.36	139
Year Ended March 31, 2011	10.53	0.23	0.09	0.32	(0.17)	(0.03)	(0.30)	(0.50)	—	10.35	901	3.03	1.10	1.10	2.13	127	(e)

Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2015	12.13	0.31	0.32	0.63	(0.31)	—	(0.16)	(0.47)	—	12.29	657,851	5.25	0.65	0.68	2.53	144
Year Ended March 31, 2014	12.45	0.28	(0.23)	0.05	(0.28)	—	(0.09)	(0.37)	—	12.13	643,828	0.48	0.64	0.64	2.29	104
Year Ended March 31, 2013	12.49	0.25	0.35	0.60	(0.25)	—	(0.39)	(0.64)	—	12.45	982,171	4.87	0.62	0.63	1.98	151
Year Ended March 31, 2012	11.65	0.29	0.93	1.22	(0.29)	—	(0.09)	(0.38)	—	12.49	950,629	10.62	0.61	0.61	2.38	199
Year Ended March 31, 2011	11.99	0.33	(0.06)	0.27	(0.33)	—	(0.28)	(0.61)	—	11.65	1,067,672	2.22	0.57	0.57	2.71	159
A Shares
Year Ended March 31, 2015	12.14	0.29	0.32	0.61	(0.29)	—	(0.16)	(0.45)	—	12.30	29,439	5.09	0.80	0.91	2.37	144
Year Ended March 31, 2014	12.47	0.26	(0.24)	0.02	(0.26)	—	(0.09)	(0.35)	—	12.14	30,100	0.23	0.80	0.90	2.13	104
Year Ended March 31, 2013	12.50	0.23	0.36	0.59	(0.23)	—	(0.39)	(0.62)	—	12.47	36,958	4.75	0.82	0.87	1.78	151
Year Ended March 31, 2012	11.66	0.26	0.93	1.19	(0.26)	—	(0.09)	(0.35)	—	12.50	37,840	10.33	0.87	0.87	2.12	199
Year Ended March 31, 2011	12.00	0.29	(0.06)	0.23	(0.29)	—	(0.28)	(0.57)	—	11.66	31,189	1.93	0.85	0.85	2.42	159

Limited Duration Fund
I Shares
Year Ended March 31, 2015	9.83	0.02	— (h)	0.02	(0.02)	—	—	(0.02)	—	9.83	6,650	0.18	0.34	0.46	0.21	45
Year Ended March 31, 2014	9.83	0.03	(0.01)	0.02	(0.02)	—	—	(0.02)	—	9.83	6,650	0.21	0.32	0.43	0.27	104
Year Ended March 31, 2013	9.76	0.05	0.06	0.11	(0.04)	—	—	(0.04)	—	9.83	9,357	1.08	0.30	0.33	0.50	56
Year Ended March 31, 2012	9.76	0.07	(0.01)	0.06	(0.06)	—	—	(0.06)	—	9.76	16,002	0.58	0.28	0.28	0.68	58
Year Ended March 31, 2011	9.71	0.10	0.03	0.13	(0.08)	—	—	(0.08)	—	9.76	21,883	1.37	0.22	0.22	1.11	74	(e)

Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2015	10.90	0.19	0.48	0.67	(0.25)	—	—	(0.25)	—	11.32	3,650	6.16	0.69	1.26	1.75	165
Year Ended March 31, 2014	11.16	0.12	(0.16)	(0.04)	(0.22)	—	—	(0.22)	—	10.90	3,692	(0.38)	0.66	1.10	1.08	236
Year Ended March 31, 2013	11.09	0.04	0.21	0.25	(0.18)	—	—	(0.18)	—	11.16	8,851	2.26	0.66	0.85	0.37	163
Year Ended March 31, 2012	10.59	0.12	0.62	0.74	(0.24)	—	—	(0.24)	—	11.09	24,688	7.01	0.66	0.72	1.06	299
Year Ended March 31, 2011	10.38	0.19	0.30	0.49	(0.28)	—	—	(0.28)	—	10.59	30,522	4.73	0.65	0.80	1.77	443	(e)
A Shares
Year Ended March 31, 2015	10.88	0.16	0.47	0.63	(0.22)	—	—	(0.22)	—	11.29	5,201	5.86	0.89	1.43	1.45	165
Year Ended March 31, 2014	11.14	0.11	(0.18)	(0.07)	(0.19)	—	—	(0.19)	—	10.88	1,721	(0.58)	0.86	1.27	1.02	236
Year Ended March 31, 2013	11.07	0.02	0.21	0.23	(0.16)	—	—	(0.16)	—	11.14	2,271	2.06	0.86	1.05	0.15	163
Year Ended March 31, 2012	10.57	0.09	0.62	0.71	(0.21)	—	—	(0.21)	—	11.07	6,279	6.81	0.86	0.93	0.78	299
Year Ended March 31, 2011	10.36	0.17	0.30	0.47	(0.26)	—	—	(0.26)	—	10.57	2,924	4.53	0.85	1.01	1.63	443	(e)

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2015	$10.90	$0.09	$0.47	$0.56	$(0.14)	$—	$—	$(0.14)	$—	$11.32	$3,989	5.15%	1.65%	2.15%	0.79%	165%
Year Ended March 31, 2014	11.16	0.03	(0.18)	(0.15)	(0.11)	—	—	(0.11)	—	10.90	4,780	(1.36)	1.66	2.04	0.23	236
Year Ended March 31, 2013	11.09	(0.07)	0.21	0.14	(0.07)	—	—	(0.07)	—	11.16	6,039	1.25	1.66	1.84	(0.65)	163
Year Ended March 31, 2012	10.59	0.01	0.62	0.63	(0.13)	—	—	(0.13)	—	11.09	7,376	5.94	1.66	1.71	0.06	299
Year Ended March 31, 2011	10.38	0.09	0.29	0.38	(0.17)	—	—	(0.17)	—	10.59	7,375	3.69	1.66	1.82	0.82	443	(e)

North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2015	10.06	0.25	0.43	0.68	(0.25)	—	—	(0.25)	—	10.49	37,190	6.80	0.65	0.69	2.40	51
Year Ended March 31, 2014	10.68	0.26	(0.31)	(0.05)	(0.27)	—	(0.30)	(0.57)	—	10.06	37,311	(0.38)	0.61	0.61	2.59	77
Year Ended March 31, 2013	10.47	0.30	0.21	0.51	(0.30)	—	—	(0.30)	—	10.68	50,991	4.88	0.62	0.62	2.79	79
Year Ended March 31, 2012	9.70	0.33	0.77	1.10	(0.33)	—	—	(0.33)	—	10.47	50,412	11.51	0.67	0.67	3.27	39
Year Ended March 31, 2011	10.07	0.36	(0.37)	(0.01)	(0.36)	—	—	(0.36)	—	9.70	51,372	(0.14)	0.64	0.64	3.61	49
A Shares
Year Ended March 31, 2015	10.04	0.23	0.42	0.65	(0.23)	—	—	(0.23)	—	10.46	795	6.56	0.79	0.79	2.27	51
Year Ended March 31, 2014	10.65	0.25	(0.31)	(0.06)	(0.25)	—	(0.30)	(0.55)	—	10.04	861	(0.45)	0.77	0.77	2.44	77
Year Ended March 31, 2013	10.45	0.28	0.20	0.48	(0.28)	—	—	(0.28)	—	10.65	910	4.63	0.77	0.77	2.60	79
Year Ended March 31, 2012	9.67	0.32	0.78	1.10	(0.32)	—	—	(0.32)	—	10.45	633	11.47	0.82	0.82	3.11	39
Year Ended March 31, 2011	10.04	0.35	(0.37)	(0.02)	(0.35)	—	—	(0.35)	—	9.67	693	(0.30)	0.79	0.79	3.47	49

Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2015	9.06	0.39	(0.20)	0.19	(0.39)	—	—	(0.39)	—	8.86	6,048,771	2.17	0.61	0.61	4.34	29
Year Ended March 31, 2014	9.06	0.38	(0.01)	0.37	(0.37)	—	—	(0.37)	—	9.06	8,965,312	4.16	0.60	0.60	4.13	47
Year Ended March 31, 2013	8.83	0.46	0.20	0.66	(0.43)	—	—	(0.43)	—	9.06	5,780,847	7.67	0.60	0.60	5.13	70
Year Ended March 31, 2012	9.01	0.50	(0.22)	0.28	(0.46)	—	—	(0.46)	—	8.83	3,419,351	3.31	0.60	0.60	5.69	72
Year Ended March 31, 2011	8.80	0.59	0.15	0.74	(0.53)	—	—	(0.53)	—	9.01	3,078,972	8.64	0.51	0.51	6.62	98	(e)
A Shares
Year Ended March 31, 2015	9.06	0.36	(0.19)	0.17	(0.37)	—	—	(0.37)	—	8.86	147,560	1.88	0.91	0.91	4.06	29
Year Ended March 31, 2014	9.06	0.35	(0.01)	0.34	(0.34)	—	—	(0.34)	—	9.06	212,336	3.86	0.89	0.89	3.82	47
Year Ended March 31, 2013	8.83	0.43	0.21	0.64	(0.41)	—	—	(0.41)	—	9.06	99,040	7.39	0.85	0.85	4.85	70
Year Ended March 31, 2012	9.01	0.48	(0.22)	0.26	(0.44)	—	—	(0.44)	—	8.83	51,185	3.05	0.85	0.85	5.47	72
Year Ended March 31, 2011	8.80	0.55	0.16	0.71	(0.50)	—	—	(0.50)	—	9.01	69,159	8.29	0.84	0.84	6.22	98	(e)
C Shares
Year Ended March 31, 2015	9.07	0.31	(0.21)	0.10	(0.31)	—	—	(0.31)	—	8.86	64,445	1.16	1.50	1.50	3.46	29
Year Ended March 31, 2014	9.06	0.29	0.01	0.30	(0.29)	—	—	(0.29)	—	9.07	83,149	3.33	1.51	1.51	3.21	47
Year Ended March 31, 2013	8.83	0.38	0.20	0.58	(0.35)	—	—	(0.35)	—	9.06	40,493	6.69	1.51	1.51	4.22	70
Year Ended March 31, 2012	9.02	0.42	(0.23)	0.19	(0.38)	—	—	(0.38)	—	8.83	30,132	2.26	1.52	1.52	4.77	72
Period Ended March 31, 2011	8.81	0.50	0.15	0.65	(0.44)	—	—	(0.44)	—	9.02	22,234	7.57	1.50	1.50	5.65	98	(e)
IS Shares(g)
Period Ended March 31, 2015	8.74	0.07	0.12	0.19	(0.07)	—	—	(0.07)	—	8.86	12,629	2.15	0.47	0.47	5.08	29

Seix High Yield Fund
I Shares
Year Ended March 31, 2015	9.95	0.54	(0.43)	0.11	(0.54)	—	(0.79)	(1.33)	—	8.73	695,060	1.53	0.58	0.58	5.63	72
Year Ended March 31, 2014	10.26	0.58	0.06	0.64	(0.59)	—	(0.36)	(0.95)	—	9.95	1,211,146	6.65	0.55	0.55	5.79	89
Year Ended March 31, 2013	9.69	0.64	0.56	1.20	(0.63)	—	—	(0.63)	—	10.26	1,792,768	12.80	0.54	0.54	6.41	79
Year Ended March 31, 2012	10.07	0.70	(0.38)	0.32	(0.70)	—	—	(0.70)	—	9.69	2,123,625	3.44	0.54	0.54	7.27	83
Year Ended March 31, 2011	9.46	0.77	0.61	1.38	(0.77)	—	—	(0.77)	—	10.07	1,724,652	15.24	0.51	0.51	7.96	108	(e)

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2015	$9.72	$0.51	$(0.43)	$0.08	$(0.50)	$—	$(0.79)	$(1.29)	$—	$8.51	$8,110	1.24%	0.87%	0.87%	5.31%	72%
Year Ended March 31, 2014	10.03	0.55	0.05	0.60	(0.55)	—	(0.36)	(0.91)	—	9.72	69,921	6.39	0.81	0.81	5.57	89
Year Ended March 31, 2013	9.47	0.59	0.56	1.15	(0.59)	—	—	(0.59)	—	10.03	72,703	12.56	0.79	0.79	6.09	79
Year Ended March 31, 2012	9.84	0.65	(0.36)	0.29	(0.66)	—	—	(0.66)	—	9.47	38,016	3.21	0.78	0.78	6.91	83
Year Ended March 31, 2011	9.25	0.73	0.60	1.33	(0.74)	—	—	(0.74)	—	9.84	35,238	14.99	0.77	0.77	7.74	108	(e)
R Shares
Year Ended March 31, 2015	9.94	0.49	(0.42)	0.07	(0.50)	—	(0.79)	(1.29)	—	8.72	782	1.05	1.04	1.04	5.18	72
Year Ended March 31, 2014	10.26	0.53	0.05	0.58	(0.54)	—	(0.36)	(0.90)	—	9.94	1,237	6.04	1.04	1.04	5.31	89
Year Ended March 31, 2013	9.68	0.59	0.57	1.16	(0.58)	—	—	(0.58)	—	10.26	2,385	12.36	1.03	1.03	5.92	79
Year Ended March 31, 2012	10.07	0.65	(0.40)	0.25	(0.64)	—	—	(0.64)	—	9.68	2,427	2.69	1.18	1.18	6.68	83
Year Ended March 31, 2011	9.45	0.71	0.62	1.33	(0.71)	—	—	(0.71)	—	10.07	3,341	14.61	1.20	1.20	7.43	108	(e)

Short-Term Bond Fund
I Shares
Year Ended March 31, 2015	9.95	0.05	0.04	0.09	(0.06)	—	—	(0.06)	—	9.98	50,689	0.93	0.60	0.67	0.52	199
Year Ended March 31, 2014	10.00	0.12	(0.05)	0.07	(0.12)	—	—	(0.12)	—	9.95	38,400	0.75	0.58	0.58	1.22	79
Year Ended March 31, 2013	9.99	0.15	0.01	0.16	(0.15)	—	—	(0.15)	—	10.00	78,383	1.65	0.48	0.48	1.51	128
Year Ended March 31, 2012	9.95	0.20	0.06	0.26	(0.22)	—	—	(0.22)	—	9.99	310,854	2.60	0.48	0.48	2.00	86
Year Ended March 31, 2011	9.94	0.21	0.02	0.23	(0.22)	—	—	(0.22)	—	9.95	350,162	2.28	0.48	0.48	2.12	150	(e)
A Shares
Year Ended March 31, 2015	9.98	0.04	0.02	0.06	(0.04)	—	—	(0.04)	—	10.00	2,316	0.63	0.80	0.81	0.37	199
Year Ended March 31, 2014	10.03	0.10	(0.05)	0.05	(0.10)	—	—	(0.10)	—	9.98	2,748	0.54	0.78	0.80	1.00	79
Year Ended March 31, 2013	10.02	0.13	0.01	0.14	(0.13)	—	—	(0.13)	—	10.03	2,069	1.40	0.73	0.74	1.27	128
Year Ended March 31, 2012	9.98	0.17	0.06	0.23	(0.19)	—	—	(0.19)	—	10.02	2,478	2.32	0.76	0.76	1.75	86
Year Ended March 31, 2011	9.96	0.19	0.03	0.22	(0.20)	—	—	(0.20)	—	9.98	2,642	2.18	0.67	0.67	1.94	150	(e)
C Shares
Year Ended March 31, 2015	9.97	(0.01)	0.04	0.03	— (h)	—	—	— (h)	—	10.00	1,730	0.31	1.22	1.58	(0.06)	199
Year Ended March 31, 2014	10.02	0.02	(0.04)	(0.02)	(0.03)	—	—	(0.03)	—	9.97	1,899	(0.24)	1.56	1.56	0.23	79
Year Ended March 31, 2013	10.01	0.05	0.01	0.06	(0.05)	—	—	(0.05)	—	10.02	2,425	0.65	1.48	1.48	0.52	128
Year Ended March 31, 2012	9.98	0.10	0.05	0.15	(0.12)	—	—	(0.12)	—	10.01	3,009	1.48	1.48	1.48	1.01	86
Year Ended March 31, 2011	9.96	0.11	0.03	0.14	(0.12)	—	—	(0.12)	—	9.98	2,685	1.36	1.47	1.47	1.12	150	(e)

Short-Term Municipal Bond Fund
I Shares
Year Ended March 31, 2015	9.99	0.04	0.08	0.12	(0.04)	—	(0.07)	(0.11)	—	10.00	38,669	1.21	0.55	0.62	0.42	148
Year Ended March 31, 2014	10.01	0.02	0.01	0.03	(0.02)	—	(0.03)	(0.05)	—	9.99	30,852	0.37	0.54	0.71	0.21	260
Year Ended March 31, 2013	10.73	0.05	0.27	0.32	(0.06)	—	(0.98)	(1.04)	—	10.01	11,121	3.01	0.58	0.91	0.52	199
Year Ended March 31, 2012	10.16	0.32	0.70	1.02	(0.31)	—	(0.14)	(0.45)	—	10.73	5,956	10.16	0.67	0.77	3.00	27
Year Ended March 31, 2011	10.48	0.35	(0.29)	0.06	(0.35)	—	(0.03)	(0.38)	—	10.16	21,302	0.53	0.68	0.68	3.32	33
A Shares
Year Ended March 31, 2015	9.99	0.03	0.08	0.11	(0.03)	—	(0.07)	(0.10)	—	10.00	3,863	1.06	0.70	0.75	0.26	148
Year Ended March 31, 2014	10.01	0.01	0.01	0.02	(0.01)	—	(0.03)	(0.04)	—	9.99	5,900	0.25	0.65	0.82	0.10	260
Year Ended March 31, 2013	10.73	0.04	0.26	0.30	(0.04)	—	(0.98)	(1.02)	—	10.01	3,694	2.86	0.73	1.04	0.39	199
Year Ended March 31, 2012	10.16	0.29	0.71	1.00	(0.29)	—	(0.14)	(0.43)	—	10.73	3,445	10.00	0.82	0.97	2.77	27
Year Ended March 31, 2011	10.48	0.33	(0.29)	0.04	(0.33)	—	(0.03)	(0.36)	—	10.16	4,081	0.38	0.83	0.83	3.18	33

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)

Total Return Bond Fund
I Shares
Year Ended March 31, 2015	$10.43	$0.23	$0.34	$0.57	$(0.25)	$—	$—	$(0.25)	$—	$10.75	$972,117	5.47%		0.44%	0.44%	2.17%	173%
Year Ended March 31, 2014	10.79	0.22	(0.26)	(0.04)	(0.22)	—	(0.10)	(0.32)	—	10.43	1,022,101	(0.31)		0.41	0.41	2.12	217
Year Ended March 31, 2013	10.77	0.18	0.25	0.43	(0.21)	—	(0.20)	(0.41)	—	10.79	1,204,228	4.01		0.39	0.40	1.69	139
Year Ended March 31, 2012	10.40	0.25	0.73	0.98	(0.36)	—	(0.25)	(0.61)	—	10.77	996,213	9.62		0.37	0.37	2.30	170
Year Ended March 31, 2011	10.60	0.33	0.22	0.55	(0.27)	(0.08)	(0.40)	(0.75)	—	10.40	684,952	5.20		0.33	0.33	3.05	251	(e)
A Shares
Year Ended March 31, 2015	10.77	0.21	0.35	0.56	(0.22)	—	—	(0.22)	—	11.11	43,401	5.28		0.71	0.71	1.90	173
Year Ended March 31, 2014	11.15	0.20	(0.28)	(0.08)	(0.20)	—	(0.10)	(0.30)	—	10.77	41,134	(0.70)		0.70	0.70	1.82	217
Year Ended March 31, 2013	11.12	0.16	0.25	0.41	(0.18)	—	(0.20)	(0.38)	—	11.15	50,279	3.76		0.66	0.68	1.42	139
Year Ended March 31, 2012	10.73	0.22	0.76	0.98	(0.34)	—	(0.25)	(0.59)	—	11.12	44,359	9.31		0.65	0.65	1.95	170
Year Ended March 31, 2011	10.92	0.33	0.21	0.54	(0.25)	(0.08)	(0.40)	(0.73)	—	10.73	17,589	4.93		0.58	0.58	2.94	251	(e)
R Shares
Year Ended March 31, 2015	10.43	0.17	0.33	0.50	(0.18)	—	—	(0.18)	—	10.75	64,539	4.83		1.05	1.06	1.56	173
Year Ended March 31, 2014	10.80	0.16	(0.27)	(0.11)	(0.16)	—	(0.10)	(0.26)	—	10.43	72,556	(1.02)		1.03	1.07	1.52	217
Year Ended March 31, 2013	10.78	0.12	0.25	0.37	(0.15)	—	(0.20)	(0.35)	—	10.80	72,697	3.34		0.96	1.05	1.11	139
Year Ended March 31, 2012	10.40	0.18	0.76	0.94	(0.31)	—	(0.25)	(0.56)	—	10.78	20,315	9.15		0.90	0.90	1.63	170
Year Ended March 31, 2011	10.60	0.30	0.19	0.49	(0.21)	(0.08)	(0.40)	(0.69)	—	10.40	2,825	4.63		0.89	0.89	2.74	251	(e)
IS Shares(g)
Period Ended March 31, 2015	10.56	0.16	0.20	0.36	(0.17)	—	—	(0.17)	—	10.75	71,520	3.39		0.31	0.31	2.20	173

Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2015	9.98	0.06	— (h)	0.06	(0.07)	—	—	(0.07)	—	9.97	142,680	0.55		0.37	0.37	0.57	54
Year Ended March 31, 2014	9.98	0.07	0.01	0.08	(0.08)	—	—	(0.08)	—	9.98	122,053	0.76		0.35	0.35	0.65	134
Year Ended March 31, 2013	9.95	0.10	0.04	0.14	(0.11)	—	—	(0.11)	—	9.98	109,224	1.39		0.33	0.33	0.98	127
Year Ended March 31, 2012	9.93	0.10	0.03	0.13	(0.11)	—	—	(0.11)	—	9.95	112,617	1.34		0.34	0.34	0.99	97
Year Ended March 31, 2011	9.91	0.13	0.04	0.17	(0.15)	—	—	(0.15)	—	9.93	115,795	1.76		0.32	0.32	1.31	229

U.S. Government Securities Fund
I Shares
Year Ended March 31, 2015	8.20	0.06	0.31	0.37	(0.07)	—	—	(0.07)	—	8.50	16,702	4.47		0.75	0.96	0.78	67
Year Ended March 31, 2014	8.43	0.04	(0.21)	(0.17)	(0.04)	—	(0.03)	(0.07)	0.01	8.20	21,192	(1.86	)(i)	0.74	0.87	0.46	96
Year Ended March 31, 2013	8.69	0.04	0.15	0.19	(0.04)	—	(0.41)	(0.45)	—	8.43	35,866	2.19		0.75	0.81	0.47	75
Year Ended March 31, 2012	8.63	0.11	0.61	0.72	(0.11)	—	(0.55)	(0.66)	—	8.69	40,754	8.27		0.73	0.73	1.18	94
Year Ended March 31, 2011	8.76	0.18	0.22	0.40	(0.18)	—	(0.35)	(0.53)	—	8.63	48,580	4.50		0.62	0.62	2.02	92
A Shares
Year Ended March 31, 2015	8.19	0.05	0.31	0.36	(0.05)	—	—	(0.05)	—	8.50	573	4.39		0.95	1.15	0.58	67
Year Ended March 31, 2014	8.43	0.02	(0.22)	(0.20)	(0.02)	—	(0.03)	(0.05)	0.01	8.19	867	(2.19	)(i)	0.95	1.07	0.25	96
Year Ended March 31, 2013	8.69	0.02	0.15	0.17	(0.02)	—	(0.41)	(0.43)	—	8.43	1,665	1.97		0.97	1.02	0.24	75
Year Ended March 31, 2012	8.63	0.08	0.61	0.69	(0.08)	—	(0.55)	(0.63)	—	8.69	1,797	7.98		1.00	1.00	0.90	94
Year Ended March 31, 2011	8.76	0.15	0.22	0.37	(0.15)	—	(0.35)	(0.50)	—	8.63	2,089	4.18		0.93	0.93	1.71	92

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2015	$8.19	$—	$0.31	$0.31	$— (h)	$—	$—	$— (h)	$—	$8.50	$1,346	3.79%		1.53%	1.84%	—	%(h)	67%
Year Ended March 31, 2014	8.43	—	(0.22)	(0.22)	—	—	(0.03)	(0.03)	0.01	8.19	1,443	(2.45	)(i)	1.21	1.76	—		96
Year Ended March 31, 2013	8.69	—	0.15	0.15	—	—	(0.41)	(0.41)	—	8.43	1,923	1.72		1.22	1.70	—		75
Year Ended March 31, 2012	8.63	0.03	0.61	0.64	(0.03)	—	(0.55)	(0.58)	—	8.69	2,401	7.32		1.61	1.67	0.28		94
Year Ended March 31, 2011	8.76	0.09	0.22	0.31	(0.09)	—	(0.35)	(0.44)	—	8.63	2,471	3.46		1.62	1.62	1.02		92

U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2015	10.12	0.06	0.02	0.08	(0.08)	—	—	(0.08)	—	10.12	1,665,888	0.77		0.39	0.39	0.55		34
Year Ended March 31, 2014	10.17	0.03	(0.02)	0.01	(0.06)	—	—	(0.06)	—	10.12	1,993,215	0.13		0.38	0.38	0.31		36
Year Ended March 31, 2013	10.14	0.03	0.08	0.11	(0.08)	—	—	(0.08)	—	10.17	2,331,913	1.10		0.36	0.36	0.29		137
Year Ended March 31, 2012	10.07	0.06	0.12	0.18	(0.11)	—	—	(0.11)	—	10.14	2,033,765	1.76		0.36	0.36	0.55		70
Year Ended March 31, 2011	10.07	0.07	0.09	0.16	(0.16)	—	—	(0.16)	—	10.07	1,648,792	1.61		0.33	0.33	0.73		126	(e)

Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2015	10.12	0.25	0.21	0.46	(0.25)	—	(0.09)	(0.34)	—	10.24	119,103	4.54		0.65	0.65	2.42		59
Year Ended March 31, 2014	10.54	0.29	(0.32)	(0.03)	(0.29)	—	(0.10)	(0.39)	—	10.12	120,600	(0.20)		0.58	0.58	2.83		65
Year Ended March 31, 2013	10.63	0.31	0.08	0.39	(0.31)	—	(0.17)	(0.48)	—	10.54	144,889	3.70		0.59	0.59	2.93		33
Year Ended March 31, 2012	10.21	0.33	0.53	0.86	(0.33)	—	(0.11)	(0.44)	—	10.63	147,599	8.55		0.63	0.63	3.12		23
Year Ended March 31, 2011	10.39	0.34	(0.11)	0.23	(0.34)	—	(0.07)	(0.41)	—	10.21	165,536	2.15		0.62	0.62	3.23		17
A Shares
Year Ended March 31, 2015	10.11	0.24	0.21	0.45	(0.24)	—	(0.09)	(0.33)	—	10.23	5,152	4.45		0.74	0.74	2.34		59
Year Ended March 31, 2014	10.53	0.27	(0.32)	(0.05)	(0.27)	—	(0.10)	(0.37)	—	10.11	7,668	(0.35)		0.73	0.73	2.67		65
Year Ended March 31, 2013	10.63	0.30	0.07	0.37	(0.30)	—	(0.17)	(0.47)	—	10.53	10,996	3.45		0.74	0.74	2.78		33
Year Ended March 31, 2012	10.21	0.31	0.53	0.84	(0.31)	—	(0.11)	(0.42)	—	10.63	12,509	8.38		0.78	0.78	2.97		23
Year Ended March 31, 2011	10.39	0.32	(0.11)	0.21	(0.32)	—	(0.07)	(0.39)	—	10.21	12,471	2.00		0.77	0.77	3.09		17

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

(a)	Per share data calculated using average shares outstanding method.

(b)	Total return excludes sales charge. Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Not annualized for periods less than one year.

(e)	The amount previously reported has been adjusted to exclude an overstatement of mortgage-backed transactions and/or other corporate actions.

(f)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(g)	IS Shares commenced operations on August 1, 2014 (February 2, 2015 for Seix Floating Rate High Income Fund).

(h)	Rounds to less than $0.005 per share

(i)	Total return includes payment by Affiliates. Excluding this payment, total return would have been (1.98)%for Class I, (2.31)% for Class A and (2.57)% for Class C.

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2015

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), which are each a diversified series of the Trust.

The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund offer I Shares only. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Municipal Bond Fund and Virginia Intermediate Bond Fund offer I Shares and A Shares. The Core Bond Fund, Intermediate Bond Fund and Seix High Yield Fund offer I Shares, A Shares and R Shares. High Income Fund and Total Return Bond Fund offer I Shares, A Shares, R Shares and IS Shares. The Seix Floating Rate High Income Fund offers I Shares, A Shares, C Shares and IS Shares. The remaining Funds offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term Municipal Bond Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term Municipal Bond have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.50%, if redeemed within two years of purchase. The deferred sale charges may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I, R or IS Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Debt securities are valued at the last quoted bid price provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”) that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds and money market funds are valued at their net asset value (“NAV”) daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain asset and mortgage backed products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Publicly-traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market and such securities are considered Level 2 in the fair value hierarchy. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded and such securities may be considered Level 1 in the fair value hierarchy. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value hierarchy. Centrally cleared credit default and interest rate swaps are valued at the price determined by the relevant exchange and such securities may be considered Level 2 in the fair value hierarchy. Forward foreign exchange contracts are valued using daily forward exchange rates and such securities may be considered Level 2 in the fair value hierarchy.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2 in the fair value hierarchy. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2015:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Core Bond Fund
Assets
Asset-Backed Securities[1]	$—	$10,853,513	$—		$10,853,513
Collateralized Mortgage Obligations[1]	—	8,302,792	—		8,302,792
Corporate Bonds[1]	—	49,187,056	—		49,187,056
U.S. Government Agency Mortgages[1]	—	57,405,974	—		57,405,974
U.S. Treasury Obligations[1]	—	74,053,976	—		74,053,976
Foreign Government Bonds	—	2,205,876	—		2,205,876
Money Market Fund	4,868,391	—	—		4,868,391

Total Investments	4,868,391	202,009,187	—		206,877,578

Corporate Bond Fund
Assets
Corporate Bonds[1]	—	28,966,582	—		28,966,582
Money Market Fund	1,568,492	—	—		1,568,492

Total Investments	1,568,492	28,966,582	—		30,535,074

Other Financial Instruments[3]
Liabilities
Credit Default Swap Contracts	—	(6,925)	—		(6,925)

Total Liabilities	—	(6,925)	—		(6,925)

Georgia Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	129,699,308	—		129,699,308
Money Market Fund	5,480,007	—	—		5,480,007

Total Investments	5,480,007	129,699,308	—		135,179,315

High Grade Municipal Bond Fund
Assets
Municipal Bonds[2]	—	98,545,510	—		98,545,510
Money Market Fund	20,150,140	—	—		20,150,140

Total Investments	20,150,140	98,545,510	—		118,695,650

High Income Fund
Assets
Bank Loans[1]	—	47,694,373	—		47,694,373
Corporate Bonds[1]	—	696,048,983	0	[4]	696,048,983
Convertible Preferred Stocks[1]	2,253,046	—	—		2,253,046
Municipal Bonds[2]	—	7,786,799	—		7,786,799
Preferred Stock[1]	3,179,138	—	—		3,179,138
Common Stocks[1]	8,582,325	715,149	—		9,297,474
Short-Term Investment	—	16,090,878	—		16,090,878
Money Market Fund	69,435,123	—	—		69,435,123

Total Investments	83,449,632	768,336,182	0	[4]	851,785,814

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Other Financial Instruments[3]
Credit Default Swap Contracts	$—	$2,402,561	$—		$2,402,561

Total Assets	83,449,632	770,738,743	—		854,188,375

Intermediate Bond Fund
Assets
Asset-Backed Securities[1]	—	15,525,859	—		15,525,859
Collateralized Mortgage Obligations[1]	—	9,537,986	—		9,537,986
Corporate Bonds[1]	—	78,570,786	—		78,570,786
U.S. Government Agency Mortgages[1]	—	7,686,115	—		7,686,115
U.S. Treasury Obligations[1]	—	137,103,353	—		137,103,353
Foreign Government Bonds	—	2,801,309	—		2,801,309
Money Market Fund	3,658,404	—	—		3,658,404

Total Investments	3,658,404	251,225,408	—		254,883,812

Investment Grade Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	656,739,809	—		656,739,809
Money Market Fund	95,310,090	—	—		95,310,090

Total Investments	95,310,090	656,739,809	—		752,049,899

Limited Duration Fund
Assets
Asset-Backed Securities[1]	—	2,207,977	—		2,207,977
Collateralized Mortgage Obligations[1]	—	3,071,446	—		3,071,446
U.S. Government Agency Mortgages[1]	—	1,266,403	—		1,266,403
Money Market Fund	782,188	—	—		782,188

Total Investments	782,188	6,545,826	—		7,328,014

Limited-Term Federal Mortgage Securities Fund
Assets
Collateralized Mortgage Obligations[1]	—	1,327,674	—		1,327,674
U.S. Government Agency Mortgages[1]	—	10,648,752	—		10,648,752
U.S. Treasury Obligation[1]	—	125,986	—		125,986
Money Market Fund	538,199	—	—		538,199

Total Investments	538,199	12,102,412	—		12,640,611

North Carolina Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	36,058,103	—		36,058,103
Money Market Fund	4,739,426	—	—		4,739,426

Total Investments	4,739,426	36,058,103	—		40,797,529

Seix Floating Rate High Income Fund
Assets
Bank Loans[1]	—	5,784,749,663	—		5,784,749,663
Corporate Bonds[1]	—	286,378,855	0	[4]	286,378,855
Municipal Bonds[2]	—	21,788,182	—		21,788,182
Preferred Stock[1]	2,468,156	—	—		2,468,156
Common Stock[1]	—	932,000	—		932,000
Money Market Fund	148,112,786	—	—		148,112,786

Total Investments	150,580,942	6,093,848,700	0	[4]	6,244,429,642

Other Financial Instruments[3]
Liabilities
Unfunded Loan Commitments	—	(313)	—		(313)

Total Liabilities	—	(313)	—		(313)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seix High Yield Fund
Assets
Bank Loans[1]	$—	$40,706,477	$—	$40,706,477
Corporate Bonds[1]	—	569,356,449	—	569,356,449
Convertible Preferred Stock[1]	1,465,620	—	—	1,465,620
Short-Term Investment	—	9,517,598	—	9,517,598
Money Market Fund	82,721,663	—	—	82,721,663

Total Investments	84,187,283	619,580,524	—	703,767,807

Other Financial Instruments[3]
Credit Default Swap Contracts	—	4,004,268	—	4,004,268

Total Assets	84,187,283	623,584,792	—	707,772,075

Short-Term Bond Fund
Assets
Asset-Backed Securities[1]	—	7,488,010	—	7,488,010
Collateralized Mortgage Obligations[1]	—	6,965,101	—	6,965,101
Corporate Bonds[1]	—	19,116,308	—	19,116,308
Municipal Bonds[2]	—	1,796,602	—	1,796,602
U.S. Government Agency Mortgages[1]	—	7,365,861	—	7,365,861
U.S. Treasury Obligations[1]	—	11,543,179	—	11,543,179
Money Market Fund	229,034	—	—	229,034

Total Investments	229,034	54,275,061	—	54,504,095

Short-Term Municipal Bond Fund
Assets
Municipal Bonds[2]	—	35,436,837	—	35,436,837
Money Market Fund	13,487,313	—	—	13,487,313

Total Investments	13,487,313	35,436,837	—	48,924,150

Total Return Bond Fund
Assets
Asset-Backed Securities[1]	—	50,623,562	—	50,623,562
Collateralized Mortgage Obligations[1]	—	53,925,940	—	53,925,940
Bank Loans[1]	—	772,450	—	772,450
Corporate Bonds[1]	—	258,941,243	—	258,941,243
U.S. Government Agency Mortgages[1]	—	299,077,961	—	299,077,961
U.S. Treasury Obligations[1]	—	459,026,538	—	459,026,538
Foreign Government Bonds	—	10,781,102	—	10,781,102
Money Market Fund	38,821,546	—	—	38,821,546

Total Investments	38,821,546	1,133,148,796	—	1,171,970,342

Other Financial Instruments[3]
Forward Foreign Currency Contracts	—	2,579,383	—	2,579,383

Total Assets	38,821,546	1,135,728,179	—	1,174,549,725

Liabilities
Credit Default Swap Contracts	—	(210,190)	—	(210,190)
Forward Foreign Currency Contracts	—	(2,027,541)	—	(2,027,541)

Total Liabilities	—	(2,237,731)	—	(2,237,731)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Ultra-Short Bond Fund
Assets
Asset-Backed Securities[1]	$—	$22,306,175	$—	$22,306,175
Collateralized Mortgage Obligations[1]	—	31,367,130	—	31,367,130
Corporate Bonds[1]	—	74,004,577	—	74,004,577
Municipal Bonds[2]	—	3,446,977	—	3,446,977
U.S. Government Agency Mortgages[1]	—	10,500,927	—	10,500,927
Money Market Fund	1,110,600	—	—	1,110,600

Total Investments	1,110,600	141,625,786	—	142,736,386

Other Financial Instruments[3]
Liabilities
Futures Contracts	(45,820)	—	—	(45,820)

Total Liabilities	(45,820)	—	—	(45,820)

U.S. Government Securities Fund
Assets
U.S. Treasury Obligations[1]	—	18,429,372	—	18,429,372
Money Market Fund	123,485	—	—	123,485

Total Investments	123,485	18,429,372	—	18,552,857

U.S. Government Securities Ultra-Short Bond Fund
Assets
Asset-Backed Security[1]	—	8,864,882	—	8,864,882
Collateralized Mortgage Obligations[1]	—	600,187,005	—	600,187,005
U.S. Government Agency Mortgages[1]	—	953,830,619	—	953,830,619
U.S. Treasury Obligations[1]	—	47,913,957	—	47,913,957
Money Market Fund	48,328,265	—	—	48,328,265

Total Investments	48,328,265	1,610,796,463	—	1,659,124,728

Other Financial Instruments[3]
Liabilities
Futures Contracts	(525,077)	—	—	(525,077)

Total Liabilities	(525,077)	—	—	(525,077)

Virginia Intermediate Municipal Bond Fund
Assets
Municipal Bonds[2]	—	122,313,211	—	122,313,211
Money Market Fund	2,849,491	—	—	2,849,491

Total Investments	2,849,491	122,313,211	—	125,162,702

[1]	Please see the Schedules of Portfolio Investments for Sector Classifications.

[2]	Please see the Schedules of Portfolio Investments for State Classifications.

[3]	Other Financial Instruments are derivative instruments and depreciation on unfunded loan commitments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swap contracts, forward foreign currency contracts and futures, which are shown at the unrealized appreciation (depreciation) on the instrument.
[4]	As of March 31, 2015, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are Board fair valued securities for the fiscal year ended March 31, 2015. The Level 3 securities comprised 0.0% of net assets of each Fund. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of Level 3 securities held at year end have not been presented.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. As of March 31, 2015, there were no transfers from Level 1 to Level 2 pursuant to the Pricing and Valuation Procedures.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared each business day to shareholders of record and are paid monthly. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(e) Securities Traded on a To-Be-Announced Basis — Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions as of March 31, 2015 are included on each Fund’s Schedule of Portfolio Investments.

(g) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Futures Contracts — Certain Funds may enter into futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(j) Swap Contracts — Certain Funds may invest in swap contracts for the purpose of managing exposure to interest rate, credit or market risk, or for other purposes. The use of swap contracts involves risks that are different from those associated with ordinary portfolio transactions. Swap contracts may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

OTC swap contracts are marked-to-market daily using an independent pricing vendor and changes in value are recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedules of Portfolio Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap contracts. Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Funds are recognized as a realized gain or loss in the Statements of Operations.

Credit Default Swaps

Certain Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS contract to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

As a seller of protection, a Fund generally receives an upfront payment or a stream of payments throughout the term of the swap contracts provided that there is no credit event. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, a Fund effectively adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap contract. As a buyer of protection, a Fund generally receives an amount up to the notional value of the swap contract if a defined credit event occurs.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the swap contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Funds’

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS contracts are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the contract. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Credit spreads utilized in determining the period end market value of CDS contracts on corporate or sovereign issues are disclosed in the Schedules of Portfolio Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. The quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk for CDS contracts on asset-backed securities and credit indices.

Entering into a CDS contract involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these contracts, and that the counterparty to the contract may default on its obligation to perform or disagree as to the meaning of the contractual terms in the contract, and that there are unfavorable changes in net interest rates.

Interest Rate Swaps

Certain Funds may enter into interest rate swap (“IRS”) contracts to manage exposure to interest rate risk. IRS contracts are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. IRS contracts are marked-to-market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of IRS contracts include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The fair value of derivative instruments not accounted for as hedging instruments on the Statements of Assets and Liabilities and the effect of derivative instruments not accounted for as hedging instruments, on the Statements of Operations as of March 31, 2015, are presented in the table below:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Corporate Bond Fund
Liability Derivatives
Swaps Contracts^	$(6,925)	$—	$—	$(6,925)

Total Value	$(6,925)	$—	$—	$(6,925)

Realized Gain (Loss)#
Swaps Contracts	$(630)	$—	$—	$(630)

Total Realized Gain (Loss)	$(630)	$—	$—	$(630)

Change in Unrealized Appreciation (Depreciation)##
Swaps Contracts	$(1,656)	$—	$—	$(1,656)

Total Change in Appreciation (Depreciation)	$(1,656)	$—	$—	$(1,656)

Average Number of Contracts, Notional Amounts or Shares+
Swaps Contracts	342,000	—	—	342,000

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk		Total
High Income Fund
Asset Derivatives
Swaps Contracts*	$2,402,561	$—		$—	$2,402,561

Total Value	$2,402,561	$—		$—	$2,402,561

Realized Gain (Loss)#
Swaps Contracts	$187,965	$—		$—	$187,965

Total Realized Gain (Loss)	$187,965	$—		$—	$187,965

Change in Unrealized Appreciation (Depreciation)##
Swaps Contracts	$224,551	$—		$—	$224,551

Total Change in Appreciation (Depreciation)	$224,551	$—		$—	$224,551

Average Number of Contracts, Notional Amounts or Shares+
Swaps Contracts	45,048,000	—		—	45,048,000

Seix High Yield Fund
Asset Derivatives
Swaps Contracts*	$4,004,268	$—		$—	$4,004,268

Total Value	$4,004,268	$—		$—	$4,004,268

Realized Gain (Loss)#
Swaps Contracts	$167,848	$—		$—	$167,848

Total Realized Gain (Loss)	$167,848	$—		$—	$167,848

Change in Unrealized Appreciation (Depreciation)##
Swaps Contracts	$367,750	$—		$—	$367,750

Total Change in Appreciation (Depreciation)	$367,750	$—		$—	$367,750

Average Number of Contracts, Notional Amounts or Shares+
Swaps Contracts	48,158,000	—		—	48,158,000

Total Return Bond Fund
Asset Derivatives
Forward Contracts**	$—	$2,579,383		$—	$2,579,383

Total Value	$—	$2,579,383		$—	$2,579,383

Liability Derivatives
Forward Contracts^	—	(2,027,541)		—	(2,027,541)
Swaps Contracts^	$(210,190)	$—	$		$(210,190)

Total Value	$(210,190)	$(2,027,541)		$—	$(2,237,731)

Realized Gain (Loss)#
Forward Contracts	—	(50,549)		—	(50,549)
Swaps Contracts	$112,529	$—		$(434,054)	$(321,525)

Total Realized Gain (Loss)	$112,529	$(50,549)		$(434,054)	$(372,074)

Change in Unrealized Appreciation (Depreciation)##
Forward Contracts	—	(850,735)		—	(850,735)
Swaps Contracts	$(59,007)	$—		$614,906	$555,899

Total Change in Appreciation (Depreciation)	$(59,007)	$(850,735)		$614,906	$(294,836)

Average Number of Contracts, Notional Amounts or Shares+
Forward Currency Contracts	—	113,751,331		—	113,751,331

Swaps Contracts	10,031,667	—		64,229,614	74,261,281

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Ultra-Short Bond Fund
Liability Derivatives
Futures Contracts^	$—	$—	$(45,820)	$(45,820)

Total Value	$—	$—	$(45,820)	$(45,820)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(117,245)	$(117,245)

Total Realized Gain (Loss)	$—	$—	$(117,245)	$(117,245)

Change in Unrealized Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(68,515)	$(68,515)

Total Change in Appreciation (Depreciation)	$—	$—	$(68,515)	$(68,515)

Average Number of Contracts, Notional Amounts or Shares+
Futures Short Contracts	—	—	(42)	(42)

U.S. Government Securities Ultra-Short Bond Fund
Asset Derivatives
Liability Derivatives
Futures Contracts^	$—	$—	$(525,077)	$(525,077)

Total Value	$—	$—	$(525,077)	$(525,077)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(1,378,719)	$(1,378,719)

Total Realized Gain (Loss)	$—	$—	$(1,378,719)	$(1,378,719)

Change in Unrealized Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(1,090,823)	$(1,090,823)

Total Change in Appreciation (Depreciation)	$—	$—	$(1,090,823)	$(1,090,823)

Average Number of Contracts, Notional Amounts or Shares+
Futures Short Contracts	—	—	(541)	(541)

Futures Long Contracts	—	—	36	36

*	Represents cumulative value of centrally cleared swap contracts. Only the variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as receivable for variation margin.

**	Statements of Assets and Liabilities location: Appreciated Swap Contracts, at Value, Unrealized Appreciation on Forward Foreign Currency Contracts, as applicable. Futures Contracts value represents cumulative unrealized appreciation. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

^	Statements of Assets and Liabilities location: Depreciated Swap Contracts, at Value, Unrealized Depreciation on Forward Foreign Currency Contracts, as applicable. Futures Contracts value represents cumulative unrealized depreciation. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

#	Statements of Operations location: Net Realized Gain (Loss) from: Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

##	Statements of Operations location: Net Change in Unrealized Appreciation (Depreciation) on: Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

+	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for forward foreign currency contracts and swap contracts, which are indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2015.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The following table summarizes any OTC derivatives at March 31, 2015 that are subject to an enforceable master netting agreement or similar agreement and net of the related collateral received by the Funds.

	Gross Amounts of Assets/Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral (Received)/Pledged(b)	Net Amount of Derivative Assets/Liabilities
Corporate Bond Fund
Liabilities Counterparty
Credit Suisse First Boston	$6,925	$—	$—	$6,925

	$6,925	$—	$—	$6,925

Total Return Bond Fund
Assets Counterparty
JPMorgan	$2,579,383	$—	$—	$2,579,383

	$2,579,383	$—	$—	$2,579,383

Liabilities Counterparty
JPMorgan	$2,027,541	$—	$—	$2,027,541
Credit Suisse First Boston	210,190	—	(210,190)	—

	$2,237,731	$—	$(210,190)	$2,027,541

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Asset and Liabilities.

(b)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of the derivative assets and liabilities for a counterparty cannot be less than $0.

(k) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

In accordance with the exemptive order obtained from the SEC, the Funds pool their money in a joint trading account, as described below. The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report. As of March 31, 2015, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending as of March 31, 2015 owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	2,711	$2,711
Cash		25,608,475

Total Investments (Cost $25,611,186)		25,611,186
Amount due to Lending Agent		(10,310)

Net Investment Value		$25,600,876

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The following Funds paid securities lending fees to the lending agent during the fiscal year ended March 31, 2015, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
Core Bond Fund	$3,370
Corporate Bond Fund	231
High Income Fund	89,709
Intermediate Bond Fund	4,387
Seix High Yield Fund	63,635
Total Return Bond Fund	16,838

(l) When-Issued Securities and Forward Commitments — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date at a fixed price. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s NAV if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities or engage in other appropriate measures to “cover” its obligation. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

(m) Bank Loans — Certain Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed, and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. Therefore, a Fund must have funds sufficient to cover its contractual obligation. In addition, bank loans generally are subject to extended settlement periods, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. As of March 31, 2015, Seix Floating Rate High Income Fund had unfunded loan commitments which are presented in the Funds Schedule of Portfolio Investments.

(n) Restricted Securities — Certain Funds’ investments are restricted as to resale. As of March 31, 2015, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise on the Funds’ Schedules of Portfolio Investments.

(o) Credit and Market Risk — Certain Funds’ investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign Investment Risks — Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

For securities subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

(q) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments — Certain Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ Investment Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

(r) Other Risks — Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. A Fund’s concentration of investments in securities of issuers located in a specific region or state, subjects that Fund to the economic and government policies of the region or state, and may increase risk versus that of a fund whose investments are more diversified. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

At March 31, 2015, one shareholder owned 39% of Corporate Bond Fund, one shareholder owned 30% of Ultra-Short Bond Fund, and one shareholder owned 100% of Limited Duration Fund. Transaction activities of these shareholders may have a material effect on the respective Fund. Redemptions of these shareholders’ holdings in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may force the Fund to sell securities.

(s) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

(t) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(u) Line of Credit —The Trust entered into a committed unsecured revolving line of credit agreement (“LOC”) with State Street Bank and Trust (“State Street Bank”) for an aggregate amount of $250,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. Each of the Funds in the Trust will pay a commitment fee to State Street Bank in the amount of 0.11% per annum on the daily unused portion of the LOC allocated pro rata to each of the Funds. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the One-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees and interest expense paid to State Street Bank pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. As of March 31, 2015, the Funds had no outstanding borrowings under the LOC.

U.S Government Securities Ultra-Short Bond Fund incurred interest on a borrowing of $84 for the fiscal year ended March 31, 2015. The average dollar amount of the borrowings was $2,156,814, the weighted average interest rate on these borrowings was 1.42% and the Fund had an outstanding loan for one day during the year. The borrowings were valued at cost, which approximates fair value.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”) serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money-management holding company with multiple style-focused investment boutiques. The subadviser for the Funds is Seix Investment Advisors LLC (“Subadviser”). Seix is a wholly-owned subsidiary of the Investment Adviser. The Investment Adviser pays the Subadviser out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the fiscal year ended March 31, 2015 were as follows:

Fund	Maximum Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived/Expense Reimbursed	Net Annual fees Paid*
Core Bond Fund	0.25%	0.25%	—%	0.25%
Corporate Bond Fund	0.40	0.40	(0.03)	0.37
Georgia Tax-Exempt Bond Fund	0.50	0.50	—	0.50
High Grade Municipal Bond Fund	0.50	0.50	(0.03)	0.47
High Income Fund	0.55	0.54	—	0.54
Intermediate Bond Fund	0.25	0.25	—	0.25
Investment Grade Tax-Exempt Bond Fund	0.50	0.49	(0.03)	0.46
Limited Duration Fund	0.10	0.10	(0.12)	—
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	(0.53)	—
North Carolina Tax-Exempt Bond Fund	0.50	0.50	(0.04)	0.46
Seix Floating Rate High Income Fund	0.45	0.40	—	0.40
Seix High Yield Fund	0.45	0.44	—	0.44
Short-Term Bond Fund	0.40	0.40	(0.06)	0.34
Short-Term Municipal Bond Fund	0.35	0.35	(0.07)	0.28
Total Return Bond Fund	0.25	0.24	—	0.24
Ultra-Short Bond Fund	0.22	0.22	—	0.22
U.S. Government Securities Fund	0.50	0.50	(0.20)	0.30
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.19	—	0.19
Virginia Intermediate Municipal Bond Fund	0.50	0.50	—	0.50

*	Aggregate annual fees paid to the Investment Adviser, who pays the Subadviser a portion of the fees for its services to the Funds. Amounts designated as “—” are 0%.

The Investment Adviser and the Subadviser have contractually agreed, until at least August 1, 2015, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2014 to March 31, 2015
Fund	I Shares	A Shares	C Shares		R Shares	IS Shares
Core Bond Fund*	0.50%	0.75%	N/A	%	1.05%	N/A	%
Corporate Bond Fund*	0.70	0.95	1.65		N/A	N/A
Georgia Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
High Grade Municipal Bond Fund	0.65	0.80	N/A		N/A	N/A
High Income Fund*	0.80	1.05	N/A		1.50	0.70
Intermediate Bond Fund*	0.50	0.75	N/A		1.05	N/A
Investment Grade Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Limited Duration Fund*	0.35	N/A	N/A		N/A	N/A

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Contractual Expense Limitations August 1, 2014 to March 31, 2015
Fund	I Shares	A Shares	C Shares	R Shares		IS Shares
Limited-Term Federal Mortgage Securities Fund*	0.70%	0.90%	1.65%	N/A	%	N/A	%
North Carolina Tax-Exempt Bond Fund	0.65	0.80	N/A	N/A		N/A
Seix Floating Rate High Income Fund*	0.70	1.00	1.60	N/A		0.60
Seix High Yield Fund*	0.65	0.90	N/A	1.30		N/A
Short-Term Bond Fund	0.60	0.80	1.60	N/A		N/A
Short-Term Municipal Bond Fund	0.55	0.70	N/A	N/A		N/A
Total Return Bond Fund*	0.50	0.75	N/A	1.05		0.40
Ultra-Short Bond Fund	0.46	N/A	N/A	N/A		N/A
U.S. Government Securities Fund	0.75	0.95	1.70	N/A		N/A
U.S. Government Securities Ultra-Short Bond Fund	0.46	N/A	N/A	N/A		N/A
Virginia Intermediate Municipal Bond Fund	0.65	0.80	N/A	N/A		N/A

*	For the period April 1, 2014 to July 31, 2014 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares		R Shares	IS Shares
Core Bond Fund	0.45%	0.75%	N/A	%	1.05%	N/A	%
Corporate Bond Fund	0.65	0.95	1.65		N/A	N/A
High Income Fund	0.78	1.08	N/A		1.50	N/A
Intermediate Bond Fund	0.45	0.75	N/A		1.05	N/A
Limited Duration Fund	0.32	N/A	N/A		N/A	N/A
Limited-Term Federal Mortgage Securities Fund	0.66	0.86	1.66		N/A	N/A
Seix Floating Rate High Income Fund	0.67	0.97	1.61		N/A	N/A
Seix High Yield Fund	0.61	0.87	N/A		1.30	N/A
Total Return Bond Fund	0.45	0.75	N/A		1.05	N/A

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. Under certain circumstances, the Advisor may choose to voluntarily waive fees. In the event that the Advisor voluntarily waives any fees, these waived fees are not subject to recoupment by the Advisor.

During the fiscal year ended March 31, 2015, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2015, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
	2016	2017	2018
Core Bond Fund	$1,227	$42	$3,506
Corporate Bond Fund	10,691	5,345	11,677
High Grade Municipal Bond Fund	17,205	18,165	26,689
High Income Fund	85,675	26,432	—
Intermediate Bond Fund	580	12	—
Investment Grade Tax-Exempt Bond Fund	53,503	32,500	189,341
Limited Duration Fund	3,221	8,029	8,039
Limited-Term Federal Mortgage Securities Fund	49,640	56,990	58,174
North Carolina Tax-Exempt Bond Fund	—	—	14,868
Seix Floating Rate High Income Fund	—	122	—
Short-Term Bond Fund	2,491	1,467	31,360
Short-Term Municipal Bond Fund	36,571	35,071	28,407
Total Return Bond Fund	134,555	30,144	5,518
US Government Securities Fund	26,551	39,498	40,723

Amounts designated as “—” are $0.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The Investment Adviser has voluntarily undertaken to reduce and/or subsidize certain expenses of the Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund and U.S. Government Securities Fund to the extent necessary to maintain a minimum annualized yield of 0.00% for each of the Fund’s share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice and is not subject to recoupment. There can be no assurance that this fee reduction will be sufficient to avoid any loss. During the fiscal year ended March 31, 2015, Limited Duration Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund and U.S. Government Securities Fund had voluntary reimbursements in the amount of $55, $6,451, $37 and $2,408, respectively.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the fiscal year ended March 31, 2015, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A shares. For the fiscal year ended March 31, 2015, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C Shares. These current board approved fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2015, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee	IS Share Distribution and Service Fee
Core Bond Fund	0.30%	N/A	%	0.50%	N/A	%
Corporate Bond Fund	0.30	1.00		N/A	N/A
Georgia Tax-Exempt Bond Fund	0.15	N/A		N/A	N/A
High Grade Municipal Bond Fund	0.15	N/A		N/A	N/A
High Income Fund	0.30	N/A		0.50	N/A
Intermediate Bond Fund	0.25	N/A		0.50	N/A
Investment Grade Tax-Exempt Bond Fund	0.30	N/A		N/A	N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00		N/A	N/A
North Carolina Tax-Exempt Bond Fund	0.15	N/A		N/A	N/A
Seix Floating Rate High Income Fund	0.30	1.00		N/A	N/A
Seix High Yield Fund	0.25	N/A		0.50	N/A
Short-Term Bond Fund	0.20	1.00		N/A	N/A
Short-Term Municipal Bond Fund	0.15	N/A		N/A	N/A
Total Return Bond Fund	0.25	N/A		0.50	N/A
U.S. Government Securities Fund	0.30	1.00		N/A	N/A
Virginia Intermediate Municipal Bond Fund	0.15	N/A		N/A	N/A

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

Shareholder Servicing Fees — The Funds have adopted shareholder services fees for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries) providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a shareholder services fee up to an annual rate of 0.20% of average daily net assets of a Fund’s I Shares or A Shares. The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund, and Total Return Bond Fund have adopted a shareholder services fee for the R Shares. Each Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at an annual rate of up to 0.25% of the average daily net assets of R Shares.

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2015, the Investment Adviser was paid $1,618,129 for these services. Foreside Compliance Services, LLC (“FCS”) an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Fees paid to FCS pursuant to these agreements are reflected on the Statements of Operations as a component of “Other Fees” as applicable.

Neither FCS nor any of their officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for committee service, paid on a per committee meeting basis. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Core Bond Fund

I Shares
3/31/2015	4,510,931	—	302,569	(6,253,876)	—	(1,440,376)	49,062,356	—	3,294,024	(68,021,150)	—	(15,664,770)
3/31/2014	3,381,088	—	762,147	(18,518,562)	—	(14,375,327)	36,663,040	—	8,117,846	(200,452,039)	—	(155,671,153)

A Shares
3/31/2015	54,092	—	13,538	(321,519)	—	(253,889)	589,429	—	147,238	(3,486,043)	—	(2,749,376)
3/31/2014	501,179	—	46,195	(1,475,984)	—	(928,610)	5,432,645	—	491,829	(15,953,019)	—	(10,028,545)

R Shares
3/31/2015	17,918	—	5,424	(93,708)	—	(70,366)	194,681	—	59,073	(1,018,551)	—	(764,797)
3/31/2014	19,213	—	14,852	(107,714)	—	(73,649)	203,068	—	157,799	(1,172,656)	—	(811,789)

Corporate Bond Fund

I Shares
3/31/2015	955,616	—	134,258	(1,573,782)	—	(483,908)	8,532,909	—	1,191,441	(13,966,065)	—	(4,241,715)
3/31/2014	711,418	—	345,401	(3,443,282)	—	(2,386,463)	6,444,355	—	3,014,656	(30,230,500)	—	(20,771,489)

A Shares
3/31/2015	90,712	—	3,551	(93,103)	—	1,160	814,568	—	31,615	(834,348)	—	11,835
3/31/2014	29,837	—	6,213	(377,467)	—	(341,417)	267,829	—	55,067	(3,363,570)	—	(3,040,674)

C Shares
3/31/2015	4,778	—	41,097	(188,550)	—	(142,675)	42,519	—	363,642	(1,679,489)	—	(1,273,328)
3/31/2014	5,313	—	66,392	(563,453)	—	(491,748)	49,253	—	577,793	(5,047,594)	—	(4,420,548)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions

Georgia Tax-Exempt Bond Fund

I Shares
3/31/2015	2,592,909	—	224,078	(2,270,543)	—	546,444	27,818,184	—	2,418,136	(24,363,603)	—	5,872,717
3/31/2014	2,180,151	—	32,813	(4,359,350)	—	(2,146,386)	22,646,321	—	338,683	(44,856,457)	—	(21,871,453)

A Shares
3/31/2015	8,488	—	8,921	(79,653)	—	(62,244)	90,157	—	96,012	(853,535)	—	(667,366)
3/31/2014	22,297	—	10,650	(59,259)	—	(26,312)	238,966	—	110,131	(606,721)	—	(257,624)

High Grade Municipal Bond Fund

I Shares
3/31/2015	4,745,372	—	159,946	(1,137,834)	—	3,767,484	57,975,527	—	1,960,186	(13,933,474)	—	46,002,239
3/31/2014	2,617,079	—	61,485	(3,187,674)	—	(509,110)	30,893,654	—	716,398	(37,282,031)	—	(5,671,979)

A Shares
3/31/2015	1,054,618	—	37,938	(506,285)	—	586,271	12,792,276	—	464,617	(6,170,845)	—	7,086,048
3/31/2014	368,393	—	19,911	(570,774)	—	(182,470)	4,335,898	—	232,188	(6,642,002)	—	(2,073,916)

High Income Fund

I Shares
3/31/2015	82,575,974	—	8,843,693	(86,288,928)	—	5,130,739	579,568,804	—	60,279,865	(601,990,156)	—	37,858,513
3/31/2014	61,365,620	—	7,258,926	(68,025,196)	—	599,350	443,208,494	—	52,200,825	(491,210,375)	—	4,198,944

A Shares
3/31/2015	7,667,812	—	976,856	(20,543,905)	—	(11,899,237)	54,340,109	—	6,753,578	(147,628,392)	—	(86,534,705)
3/31/2014	16,874,723	—	1,534,313	(13,006,161)	—	5,402,875	121,875,949	—	11,029,068	(93,613,472)	—	39,291,545

R Shares
3/31/2015	810,510	—	254,230	(1,008,275)	—	56,465	5,667,370	—	1,729,645	(7,052,708)	—	344,307
3/31/2014	715,308	—	221,520	(1,136,782)	—	(199,954)	5,184,036	—	1,592,910	(8,212,927)	—	(1,435,981)

IS Shares*
3/31/2015	835,524	—	55,114	(372,986)	—	517,652	5,992,270	—	369,144	(2,505,345)	—	3,856,069

Intermediate Bond Fund

I Shares
3/31/2015	3,732,207	—	418,182	(15,474,320)	—	(11,323,931)	36,735,831	—	4,116,409	(152,313,561)	—	(111,461,321)
3/31/2014	5,698,274	—	1,608,408	(62,230,976)	—	(54,924,294)	57,311,604	—	15,747,823	(627,065,916)	—	(554,006,489)

A Shares
3/31/2015	189,494	—	3,996	(258,622)	—	(65,132)	1,865,107	—	39,395	(2,547,080)	—	(642,578)
3/31/2014	130,408	—	26,128	(738,824)	—	(582,288)	1,310,933	—	255,977	(7,371,579)	—	(5,804,669)

R Shares
3/31/2015	56	—	22	(9)	—	69	552	—	214	(89)	—	677
3/31/2014	—	—	90	(1,356)	—	(1,266)	—	—	874	(13,778)	—	(12,904)

Investment Grade Tax-Exempt Bond Fund

I Shares
3/31/2015	14,602,298	—	1,646,853	(15,797,083)	—	452,068	179,985,612	—	20,298,292	(194,601,088)	—	5,682,816
3/31/2014	16,405,379	—	1,155,356	(43,346,151)	—	(25,785,416)	198,451,877	—	13,920,762	(526,599,697)	—	(314,227,058)

A Shares
3/31/2015	602,590	—	67,708	(756,290)	—	(85,992)	7,434,825	—	835,425	(9,331,854)	—	(1,061,604)
3/31/2014	968,802	—	59,113	(1,513,367)	—	(485,452)	11,874,624	—	712,329	(18,242,631)	—	(5,655,678)

Limited Duration Fund

I Shares
3/31/2015	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2014	—	—	85	(276,001)	—	(275,916)	—	—	834	(2,710,333)	—	(2,709,499)

Limited-Term Federal Mortgage Securities Fund

I Shares
3/31/2015	111,347	—	6,642	(134,103)	—	(16,114)	1,244,455	—	74,071	(1,490,918)	—	(172,392)
3/31/2014	60,641	—	9,302	(524,309)	—	(454,366)	662,667	—	101,517	(5,683,200)	—	(4,919,016)

A Shares
3/31/2015	435,295	—	5,234	(138,224)	—	302,305	4,856,654	—	58,527	(1,550,996)	—	3,364,185
3/31/2014	3,344	—	2,973	(52,023)	—	(45,706)	36,398	—	32,360	(564,660)	—	(495,902)

C Shares
3/31/2015	6,873	—	4,872	(97,786)	—	(86,041)	76,671	—	54,280	(1,086,652)	—	(955,701)
3/31/2014	13,487	—	4,495	(120,524)	—	(102,542)	148,351	—	49,021	(1,314,315)	—	(1,116,943)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions

North Carolina Tax-Exempt Bond Fund

I Shares
3/31/2015	456,959	—	7,666	(627,800)	—	(163,175)	4,742,649	—	79,506	(6,477,472)	—	(1,655,317)
3/31/2014	585,857	—	58,643	(1,711,383)	—	(1,066,883)	6,008,053	—	579,532	(17,308,582)	—	(10,720,997)

A Shares
3/31/2015	970	—	1,647	(12,431)	—	(9,814)	10,050	—	17,015	(126,714)	—	(99,649)
3/31/2014	8,849	—	4,340	(12,853)	—	336	89,260	—	43,174	(130,146)	—	2,288

Seix Floating Rate High Income Fund

I Shares
3/31/2015	250,862,178	—	25,936,211	(583,258,962)	—	(306,460,573)	2,241,961,673	—	231,690,008	(5,212,104,240)	—	(2,738,452,559)
3/31/2014	628,444,241	—	22,304,080	(299,577,130)	—	351,171,191	5,683,184,415	—	201,766,750	(2,707,946,527)	—	3,177,004,638

A Shares
3/31/2015	5,311,892	—	789,523	(12,877,326)	—	(6,775,911)	47,521,598	—	7,051,575	(114,351,918)	—	(59,778,745)
3/31/2014	16,188,285	—	615,510	(4,302,643)	—	12,501,152	146,213,918	—	5,566,938	(38,906,052)	—	112,874,804

C Shares
3/31/2015	1,255,960	—	186,092	(3,342,098)	—	(1,900,046)	11,262,053	—	1,660,627	(29,808,639)	—	(16,885,959)
3/31/2014	5,464,357	—	129,066	(889,187)	—	4,704,236	49,415,633	—	1,168,010	(8,050,702)	—	42,532,941

IS Shares*
3/31/2015	1,578,189	—	4,668	(157,646)	—	1,425,211	13,911,350	—	41,378	(1,395,472)	—	12,557,256

Seix High Yield Fund

I Shares
3/31/2015	59,991,586	—	5,890,762	(107,955,053)	—	(42,072,705)	566,345,748	—	51,929,938	(1,029,523,302)	—	(411,247,616)
3/31/2014	61,690,195	—	4,192,490	(118,828,265)	—	(52,945,580)	621,989,604	—	41,645,303	(1,188,807,521)	—	(525,172,614)

A Shares
3/31/2015	4,637,962	—	224,812	(11,103,725)	—	(6,240,951)	43,055,711	—	2,074,573	(105,914,466)	—	(60,784,182)
3/31/2014	4,654,381	—	547,554	(5,253,197)	—	(51,262)	45,581,021	—	5,304,484	(52,062,135)	—	(1,176,630)

R Shares
3/31/2015	2,288	—	15,091	(52,067)	—	(34,688)	21,707	—	133,652	(485,745)	—	(330,386)
3/31/2014	2,373	—	12,533	(123,064)	—	(108,158)	23,931	—	124,339	(1,237,608)	—	(1,089,338)

Short-Term Bond Fund

I Shares
3/31/2015	4,689,209	—	15,007	(3,483,051)	—	1,221,165	46,705,550	—	149,489	(34,661,784)	—	12,193,255
3/31/2014	543,689	—	26,176	(4,549,476)	—	(3,979,611)	5,416,209	—	260,604	(45,307,997)	—	(39,631,184)

A Shares
3/31/2015	31,643	—	1,080	(76,545)	—	(43,822)	315,855	—	10,786	(764,100)	—	(437,459)
3/31/2014	162,922	—	2,434	(96,359)	—	68,997	1,622,054	—	24,299	(962,809)	—	683,544

C Shares
3/31/2015	30,224	—	7	(47,609)	—	(17,378)	301,471	—	69	(475,001)	—	(173,461)
3/31/2014	8,341	—	475	(60,400)	—	(51,584)	83,343	—	4,743	(602,418)	—	(514,332)

Short-Term Municipal Bond Fund

I Shares
3/31/2015	2,495,504	—	13,203	(1,730,406)	—	778,301	25,027,144	—	131,989	(17,344,646)	—	7,814,487
3/31/2014	2,793,828	—	6,454	(823,172)	—	1,977,110	27,861,596	—	64,360	(8,227,668)	—	19,698,288

A Shares
3/31/2015	112,743	—	4,253	(321,367)	—	(204,371)	1,130,952	—	42,495	(3,219,515)	—	(2,046,068)
3/31/2014	470,366	—	2,331	(251,053)	—	221,644	4,689,027	—	23,246	(2,506,596)	—	2,205,677

Total Return Bond Fund

I Shares
3/31/2015	34,898,907	—	1,913,702	(44,413,678)	—	(7,601,069)	370,723,813	—	20,363,610	(469,786,413)	—	(78,698,990)
3/31/2014	35,442,280	—	3,020,514	(52,014,206)	—	(13,551,412)	372,317,749	—	31,431,487	(544,946,298)	—	(141,197,062)

A Shares
3/31/2015	1,172,422	—	67,076	(1,150,420)	—	89,078	12,923,984	—	737,622	(12,606,489)	—	1,055,117
3/31/2014	1,198,287	—	99,910	(1,990,077)	—	(691,880)	13,074,700	—	1,073,867	(21,523,689)	—	(7,375,122)

R Shares
3/31/2015	1,423,952	—	108,564	(2,487,736)	—	(955,220)	15,230,786	—	1,154,903	(26,504,553)	—	(10,118,864)
3/31/2014	2,179,751	—	171,423	(2,128,405)	—	222,769	22,904,252	—	1,780,896	(22,277,128)	—	2,408,020

IS Shares*
3/31/2015	7,452,851	—	102,410	(904,498)	—	6,650,763	78,912,819	—	1,094,608	(9,639,814)	—	70,367,613

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions

Ultra-Short Bond Fund

I Shares
3/31/2015	8,677,771	—	74,912	(6,674,417)	—	2,078,266	86,577,985	—	747,060	(66,552,633)	—	20,772,412
3/31/2014	13,410,368	—	67,500	(12,188,417)	—	1,289,451	133,672,653	—	672,246	(121,339,587)	—	13,005,312

U.S. Government Securities Fund

I Shares
3/31/2015	582,454	—	16,281	(1,220,180)	—	(621,445)	4,887,059	—	136,139	(10,162,531)	—	(5,139,333)
3/31/2014	446,246	—	26,718	(2,140,610)	—	(1,667,646)	3,686,095	—	219,336	(17,665,676)	—	(13,760,245)

A Shares
3/31/2015	—	—	420	(38,816)	—	(38,396)	—	—	3,509	(321,310)	—	(317,801)
3/31/2014	5,348	—	810	(97,821)	—	(91,663)	44,468	—	6,634	(809,768)	—	(758,666)

C Shares
3/31/2015	8,236	—	—	(26,022)	—	(17,786)	67,874	—	—	(217,675)	—	(149,801)
3/31/2014	1,177	—	755	(53,881)	—	(51,949)	9,665	—	6,158	(443,666)	—	(427,843)

U.S. Government Securities Ultra-Short Bond Fund

I Shares
3/31/2015	83,380,029	784,751	1,171,622	(117,688,966)	—	(32,352,564)	844,619,459	7,953,747	11,867,837	(1,192,094,156)	—	(327,653,113)
3/31/2014	101,427,494	—	1,181,944	(134,947,231)	—	(32,337,793)	1,026,896,037	—	11,963,094	(1,366,545,369)	—	(327,686,238)

Virginia Intermediate Municipal Bond Fund

I Shares
3/31/2015	1,641,414	—	61,789	(1,991,032)	—	(287,829)	16,795,290	—	633,563	(20,408,382)	—	(2,979,529)
3/31/2014	1,595,936	—	73,607	(3,496,655)	—	(1,827,112)	16,250,026	—	741,171	(35,433,802)	—	(18,442,605)

A Shares
3/31/2015	57,972	—	16,745	(329,656)	—	(254,939)	593,372	—	171,735	(3,374,504)	—	(2,609,397)
3/31/2014	77,740	—	28,685	(391,881)	—	(285,456)	800,578	—	289,700	(3,970,093)	—	(2,879,815)

*	IS Shares commenced operations on August 1, 2014 (February 2, 2015 for Seix Floating Rate High Income Fund).

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$51,452,693	$67,247,350
Corporate Bond Fund	30,892,604	39,693,221
Georgia Tax-Exempt Bond Fund	68,751,539	68,139,168
High Grade Municipal Bond Fund	222,291,273	176,002,439
High Income Fund	714,700,780	789,461,640
Intermediate Bond Fund	91,482,276	117,629,894
Investment Grade Tax-Exempt Bond Fund	936,678,920	929,857,755
Limited Duration Fund	2,091,842	2,787,675
Limited-Term Federal Mortgage Securities Fund	1,608,941	1,002,542
North Carolina Tax-Exempt Bond Fund	17,824,831	19,960,070
Seix Floating Rate High Income Fund	2,116,783,474	4,718,936,953
Seix High Yield Fund	585,106,226	1,135,023,337
Short-Term Bond Fund	32,139,182	34,194,285
Short-Term Municipal Bond Fund	51,383,536	50,458,305
Total Return Bond Fund	342,538,897	514,848,261
Ultra-Short Bond Fund	98,362,405	69,660,122
U.S. Government Securities Ultra-Short Bond Fund	293,118,635	351,166,729
Virginia Intermediate Municipal Bond Fund	71,575,246	70,481,007

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the fiscal year ended March 31, 2015, were as follows:

Fund	Purchases—US Government Securities	Sales—US Government Securities
Core Bond Fund	$270,539,491	$267,740,382
Intermediate Bond Fund	235,750,118	316,623,502
Limited Duration Fund	1,264,867	—
Limited-Term Federal Mortgage Securities Fund	17,716,158	16,620,145
Short-Term Bond Fund	75,623,463	61,092,298
Total Return Bond Fund	1,434,835,048	1,354,309,392
Ultra-Short Bond Fund	2,834,228	4,698,974
U.S. Government Securities Fund	13,180,274	17,846,485
U.S. Government Securities Ultra-Short Bond Fund	299,546,997	603,322,969

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2015 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$202,141,218	$4,965,461	$(229,101)	$4,736,360
Corporate Bond Fund	29,718,083	1,002,472	(185,481)	816,991
Georgia Tax-Exempt Bond Fund	127,255,524	7,977,857	(54,066)	7,923,791
High Grade Municipal Bond Fund	113,739,628	5,243,858	(287,836)	4,956,022
High Income Fund	865,845,350	16,325,252	(30,384,788)	(14,059,536)
Intermediate Bond Fund	250,709,172	4,398,416	(223,776)	4,174,640
Investment Grade Tax-Exempt Bond Fund	715,869,138	37,294,939	(1,114,178)	36,180,761
Limited Duration Fund	7,314,511	16,366	(2,863)	13,503
Limited-Term Federal Mortgage Securities Fund	12,326,236	314,795	(420)	314,375
North Carolina Tax-Exempt Bond Fund	38,646,501	2,151,539	(511)	2,151,028
Seix Floating Rate High Income Fund	6,355,643,014	39,844,167	(151,057,539)	(111,213,372)
Seix High Yield Fund	701,948,402	15,517,127	(13,697,722)	1,819,405
Short-Term Bond Fund	54,309,997	205,472	(11,374)	194,098
Short-Term Municipal Bond Fund	48,765,653	184,036	(25,539)	158,497
Total Return Bond Fund	1,147,210,896	27,520,080	(2,760,634)	24,759,446
Ultra-Short Bond Fund	142,312,447	502,181	(78,242)	423,939
U.S. Government Securities Fund	17,980,559	572,298	—	572,298
U.S. Government Securities Ultra-Short Bond Fund	1,636,129,451	23,654,033	(658,756)	22,995,277
Virginia Intermediate Municipal Bond Fund	119,509,069	5,661,670	(8,037)	5,653,633

Amounts designated as “—” are $0.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions **	Return of Capital	Total Distributions Paid
Core Bond Fund	$4,241,150	$—	$—	$—	$4,241,150
Corporate Bond Fund	1,518,635	89,129	—	—	1,607,764
Georgia Tax-Exempt Bond Fund	42	—	3,369,698	—	3,369,740
High Grade Municipal Bond Fund	1,210,439	—	2,142,219	—	3,352,658
High Income Fund	63,083,214	13,711,409	—	—	76,794,623
Intermediate Bond Fund	5,205,530	—	—	—	5,205,530
Investment Grade Tax-Exempt Bond Fund	6,178,999	2,347,656	16,915,693	—	25,442,348
Limited Duration Fund	11,822	—	—	—	11,822
Limited-Term Federal Mortgage Securities Fund	191,623	—	—	—	191,623
North Carolina Tax-Exempt Bond Fund	—	—	881,179	—	881,179
Seix Floating Rate High Income Fund	329,521,926	—	—	—	329,521,926
Seix High Yield Fund	71,059,727	44,294,046	—	—	115,353,773
Short-Term Bond Fund	270,835	—	—	—	270,835
Short-Term Municipal Bond Fund	274,833	22,750	156,265	—	453,848
Total Return Bond Fund	24,212,496	—	—	—	24,212,496
Ultra-Short Bond Fund	932,817	—	—	—	932,817
U.S. Government Securities Fund	142,615	—	—	—	142,615
U.S. Government Securities Ultra-Short Bond Fund	13,488,002	—	—	—	13,488,002
Virginia Intermediate Municipal Bond Fund	21,988	995,886	3,007,134	—	4,025,008

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2014 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions **	Return of Capital	Total Distributions Paid
Core Bond Fund	$5,597,094	$5,053,263	$—	$—	$10,650,357
Corporate Bond Fund	1,948,036	1,794,331	—	—	3,742,367
Georgia Tax-Exempt Bond Fund	110	—	4,067,308	—	4,067,418
High Grade Municipal Bond Fund	231,448	—	1,690,546	—	1,921,994
High Income Fund	65,568,121	7,154,960	—	—	72,723,081
Intermediate Bond Fund	7,484,125	16,244,063	—	—	23,728,188
Investment Grade Tax-Exempt Bond Fund	5,104,197	300,882	18,008,553	—	23,413,632
Limited Duration Fund	14,851	—	—	—	14,851
Limited-Term Federal Mortgage Securities Fund	208,006	—	—	—	208,006
North Carolina Tax-Exempt Bond Fund	163	1,186,858	1,186,590	—	2,373,611
Seix Floating Rate High Income Fund	320,510,565	—	—	—	320,510,565
Seix High Yield Fund	101,758,197	57,275,214	—	—	159,033,411
Short-Term Bond Fund	746,437	—	—	—	746,437
Short-Term Municipal Bond Fund	110,145	—	41,911	—	152,056
Total Return Bond Fund	25,208,697	10,839,079	—	—	36,047,776
Ultra-Short Bond Fund	969,033	—	—	—	969,033
U.S. Government Securities Fund	128,781	112,599	—	—	241,380
U.S. Government Securities Ultra-Short Bond Fund	13,537,248	—	—	—	13,537,248
Virginia Intermediate Municipal Bond Fund	342,328	1,042,800	4,035,684	—	5,420,812

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

As of March 31, 2015 the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond Fund	$—	$467,186	$634,212	$4,736,360	$—	$5,837,758
Corporate Bond Fund	—	141,035	271,821	816,714	—	1,229,570
Georgia Tax-Exempt Bond Fund	451,060	—	—	7,923,791	(1,162,838)	7,212,013
High Grade Municipal Bond Fund	182,061	1,029,111	1,762	4,956,022	—	6,168,956
High Income Fund	—	3,766,213	—	(14,059,534)	(21,455,989)	(31,749,310)
Intermediate Bond Fund	—	1,060,785	700,432	4,174,640	—	5,935,857
Investment Grade Tax-Exempt Bond Fund	1,078,190	2,967,745	4,455,707	36,180,761	—	44,682,403
Limited Duration Fund	—	105	—	13,503	(829,151)	(815,543)
Limited-Term Federal Mortgage Securities Fund	—	2,174	—	314,376	(695,758)	(379,208)
North Carolina Tax-Exempt Bond Fund	308	—	—	2,151,028	(223,221)	1,928,115
Seix Floating Rate High Income Fund	—	25,430,878	—	(111,213,685)	(47,253,844)	(133,036,651)
Seix High Yield Fund	—	2,265,985	—	1,819,408	(19,268,707)	(15,183,314)
Short-Term Bond Fund	—	24,131	—	194,097	(1,210,971)	(992,743)
Short-Term Municipal Bond Fund	8,040	30,391	54,861	158,497	—	251,789
Total Return Bond Fund	—	—	1,184,497	23,193,900	(1,268,093)	23,110,304
Ultra-Short Bond Fund	—	82,532	—	423,939	(2,228,275)	(1,721,804)
U.S. Government Securities Fund	—	56,886	—	572,298	—	629,184
U.S. Government Securities Ultra-Short Bond Fund	—	1,050,646	—	22,995,279	(18,085,526)	5,960,399
Virginia Intermediate Municipal Bond Fund	247,958	36,840	997,626	5,653,633	—	6,936,057

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures contract mark to market, dividends payable, bank loan adjustments, forward contracts mark to market 988(a)(1)(b), mark to market on credit default swaps, trust adjustments and straddle loss deferrals.

Amounts designated as “—” are $0.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2015, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
North Carolina Tax-Exempt Bond Fund	$223,221	$—	$223,221
Ultra-Short Bond Fund	98,445	113,140	211,585
U.S. Government Securities Ultra-Short Bond Fund	9,677,042	—	9,677,042

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2015

As of March 31, 2015, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2016	2017	2018	2019	Total
Georgia Tax-Exempt Bond Fund	$—	$—	$1,162,838	$—	$1,162,838
Limited Duration Fund*	—	—	829,060	—	829,060
Limited-Term Federal Mortgage Securities Fund**	695,758	—	—	—	695,758
Seix Floating Rate High Income Fund	—	25,038,485	—	—	25,038,485
Short-Term Bond Fund	—	—	1,201,749	—	1,201,749
Ultra-Short Bond Fund	—	202,726	1,362,740	451,224	2,016,690
U.S. Government Securities Ultra-Short Bond Fund	—	—	—	8,408,484	8,408,484

*	Of the $830,682 of capital loss carryforwards subject to limitations due to an ownership change on June 30, 2013, $1,622 was utilized, and the remaining $829,060, will expire in 2018.

**	Of the $773,622 of capital loss carryforwards subject to limitations due to an ownership change on January 31, 2014, $77,864 was utilized, and the remaining $695,758, will expire in 2016.

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and therefore may reduce future capital gain distributions.

During the fiscal year ended March 31, 2015, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Core Bond Fund	$3,969,222
Georgia Tax-Exempt Bond Fund	2,047,587
High Grade Municipal Bond Fund	143,983
Limited Duration Fund	1,622
Limited-Term Federal Mortgage Securities Fund	166,933
North Carolina Tax-Exempt Bond Fund	736,445
Seix Floating Rate High Income Fund	11,675,291
Short-Term Bond Fund	218,649
Total Return Bond Fund	23,471,737
U.S. Government Securities Fund	106,759
U.S. Government Securities Ultra-Short Bond Fund	3,311,700
Virginia Intermediate Municipal Bond Fund	343,350

During the fiscal year ended March 31, 2015, the following Fund had capital loss carryforwards that expired in fiscal 2015 as follows:

Fund	Amount
Ultra-Short Bond Fund	$667,058

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next fiscal year. During the fiscal year ended March 31, 2015, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
High Income Fund	$13,775,359	$7,680,630	$21,455,989
Limited Duration Fund	91	—	91
Seix Floating Rate High Income Fund	12,013,274	10,202,085	22,215,359
Seix High Yield Fund	9,318,463	9,950,244	19,268,707
Short-Term Bond Fund	9,222	—	9,222

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31 as

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2015

occurring on the first day of the following tax year. For the fiscal year ended March 31, 2015, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2015.

7.	Reorganizations

On May 20, 2014, the Board approved the reorganization of the RidgeWorth Short-Term U.S. Treasury Securities Fund (the “Target Fund”) into the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund (the “Acquiring Fund”), a separate series of the Trust. On August 1, 2014, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	292,773	282,619	$2,864,452
A Shares	106,635	102,792	1,041,835
C Shares	414,503	399,340	4,047,460

The appreciation (depreciation) of the acquired fund was $9,669 as of the date of the merger. The combined net assets of the Acquiring Fund immediately after the reorganization were $1,786,800,909.

Assuming the acquisition had been completed on April 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2015, were as follows:

Net Investment Income (Loss)	$9,708,863
Net Realized and Unrealized Gains/Losses on Investments	$4,096,899
Net Increase/Decrease in Net Assets resulting from Operations	$13,805,762

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2015.

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued. Management has determined, except as set forth below, that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Effective April 1, 2015, Funds participating in securities lending will no longer utilize the joint trading account for management of the cash collateral, and instead will sweep cash collateral from each participating fund directly into a government money market fund provided through the lending agent.

At a meeting held on May 21, 2015, the Board approved the reorganization of the RidgeWorth Intermediate Bond Fund (the “Target Fund”) into the RidgeWorth Core Bond Fund (the “Acquiring Fund”), a separate series of the Trust. The reorganization is expected to be effective at the close of business on or around July 31, 2015. Each shareholder of the A, R and I Shares of the Target Fund will receive A, R and I Shares of the Acquiring Fund, respectively, in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

At a meeting held on May 21, 2015, the Board approved the reorganization of the RidgeWorth U.S. Government Securities Fund (the “Target Fund”) into the RidgeWorth Limited-Term Federal Mortgage Securities Fund (the “Acquiring Fund”), a separate series of the Trust. The reorganization is expected to be effective at the close of business on or around July 31, 2015. Each shareholder of the A, C and I Shares of the Target Fund will receive A, C and I Shares of the Acquiring Fund, respectively, in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization. Effective August 1, 2015, the Acquiring Fund will be renamed the RidgeWorth Seix U.S. Mortgage Fund.

On May 21, 2015, the Board approved a change in the LOC from a dedicated aggregate amount of $250,000,000 to a syndicated aggregate amount of $200,000,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2015

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund (nineteen of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2015

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions:

Fund	Long Term Capital Dividend
Corporate Bond Fund	$89,129
High Income Fund	13,711,409
Investment Grade Tax-Exempt Bond Fund	2,347,656
Seix High Yield Fund	44,294,046
Short-Term Municipal Bond Fund	22,750
Virginia Intermediate Municipal Bond Fund	995,886

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2015 qualify for the corporate dividends received deduction:

Fund	Dividends Received Deductions
High Income Fund	0.91%
Seix Floating Rate High Income Fund	0.06
Seix High Yield Fund	0.09
Total Return Bond Fund	0.13

For the year ended March 31, 2015, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
High Income Fund	0.94%
Seix Floating Rate High Income Fund	0.06
Seix High Yield Fund	0.09
Total Return Bond Fund	0.13

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Funds’ Statement of Additional Information includes more information about the Trustees and is available without charge, upon request, by calling 1-888-784-3863 and on the Funds’ website at www.ridgeworth.com.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen (August 1953)	Independent Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	30	Synovus Financial Corp.: Krispy Kreme Doughnuts, Inc.
Jeffrey M. Biggar (February 1950)	Independent Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	30	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn (December 1942)	Independent Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	30	Genuine Parts Company; Oxford Industries; Acuity Brands, Inc.; SUSA Registered Fund LLC; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
Sidney E. Harris (July 1949)	Independent Trustee	Indefinite; since 2004	Adjunct Professor (since May 2014), Professor (1997-April 2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	30	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Warren Y. Jobe** (November 1940)	Independent Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	30	WellPoint (thru May 2014); UNS Energy (thru 2013)
Connie D. McDaniel (April 1958)	Independent Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	30	Total System Services, Inc.
Ashi S. Parikh* (February 1966)	Interested Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	30	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

**	Effective May 12, 2015, Mr. Jobe resigned as an Independent Trustee of the Trust.

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
Joseph M. O’Donnell (November 1954)	Executive Vice President and Chief Compliance Officer	One year; since 2011	Managing Director, RidgeWorth Investments (since 2011); Executive Vice President and Chief Compliance Officer, ING Funds (2004–2011); Senior Vice President and Chief Compliance Officer, ING Investments, LLC (2006–2008 and October 2009–2011); and Senior Vice President and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006–2008 and 2009–2011).
Denise R. Lewis (October 1963)	Treasurer and Chief Financial Officer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006–2012).
Benjamin H. Lowe (March 1978)	Assistant Treasurer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).
James Bacik State Street Bank and Trust Company 1 Iron Street Boston, MA 02110 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Director, Foreside Compliance Services, LLC (October 2008 – present).
Karen Jacoppo-Wood State Street Bank and Trust Company 100 Huntington Avenue Tower 2, Third Floor, CPH0326 Boston, MA 02116 (December 1966)	Secretary and Chief Legal Officer	One year; since November 2014	Vice President and Senior Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc/RMR Funds (2007-2014)
Timothy J. Burdick State Street Bank and Trust Company 100 Huntington Avenue Tower 2, 3rd Floor, CPH0326 Boston, MA 02116 (October 1986)	Assistant Secretary	One year; since May 2014	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (since 2011); Student Northeastern University School of Law (2008–2011).*

*	During the period indicated the officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class		Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period* 10/01/14-03/31/15	Expense Ratio During Period** 10/01/14-03/31/15
Core Bond Fund	I Shares		$1,000.00	$1,034.30	$2.23	0.44%
	A Shares		1,000.00	1,033.30	3.24	0.64
	R Shares		1,000.00	1,032.20	4.31	0.85
Corporate Bond Fund	I Shares		1,000.00	1,039.90	3.31	0.65
	A Shares		1,000.00	1,038.20	4.83	0.95
	C Shares		1,000.00	1,036.00	8.32	1.64
Georgia Tax-Exempt Bond Fund	I Shares		1,000.00	1,024.00	3.38	0.67
	A Shares		1,000.00	1,023.70	3.68	0.73
High Grade Municipal Bond Fund	I Shares		1,000.00	1,026.90	3.28	0.65
	A Shares		1,000.00	1,026.10	4.09	0.81
High Income Fund	I Shares		1,000.00	1,001.90	3.89	0.78
	A Shares		1,000.00	1,000.80	5.14	1.03
	R Shares		1,000.00	999.80	6.18	1.24
	IS Shares		1,000.00	1,007.30	4.30	0.86
Intermediate Bond Fund	I Shares		1,000.00	1,024.50	2.37	0.47
	A Shares		1,000.00	1,023.90	3.03	0.60
	R Shares		1,000.00	1,020.50	5.29	1.05
Investment Grade Tax-Exempt Bond Fund	I Shares		1,000.00	1,017.60	3.27	0.65
	A Shares		1,000.00	1,016.80	4.02	0.80
Limited Duration Fund	I Shares		1,000.00	1,000.90	1.75	0.35
Limited-Term Federal Mortgage Securities Fund	I Shares		1,000.00	1,034.10	3.55	0.70
	A Shares		1,000.00	1,032.10	4.56	0.90
	C Shares		1,000.00	1,029.20	8.35	1.65
North Carolina Tax-Exempt Bond Fund	I Shares		1,000.00	1,026.40	3.28	0.65
	A Shares		1,000.00	1,025.70	4.04	0.80
Seix Floating Rate High Income Fund	I Shares		1,000.00	1,016.30	3.07	0.61
	A Shares		1,000.00	1,014.80	4.57	0.91
	C Shares		1,000.00	1,011.80	7.52	1.50
	IS Shares	***	1,000.00	1,016.30	0.77	0.47
Seix High Yield Fund	I Shares		1,000.00	1,008.10	2.70	0.54
	A Shares		1,000.00	1,006.00	4.30	0.86
	R Shares		1,000.00	1,005.70	4.95	0.99
Short-Term Bond Fund	I Shares		1,000.00	1,007.30	3.00	0.60
	A Shares		1,000.00	1,005.30	4.00	0.80
	C Shares		1,000.00	1,005.00	5.30	1.06
Short-Term Municipal Bond Fund	I Shares		1,000.00	1,004.40	2.75	0.55
	A Shares		1,000.00	1,004.60	3.50	0.70
Total Return Bond Fund	I Shares		1,000.00	1,031.00	2.28	0.45
	A Shares		1,000.00	1,030.00	3.54	0.70
	R Shares		1,000.00	1,027.90	5.31	1.05
	IS Shares		1,000.00	1,031.80	1.52	0.30

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Fund	Class	Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period* 10/01/14-03/31/15	Expense Ratio During Period** 10/01/14-03/31/15
Ultra-Short Bond Fund	I Shares	$1,000.00	$1,003.00	$1.90	0.38%
U.S. Government Securities Fund	I Shares	1,000.00	1,032.10	3.80	0.75
	A Shares	1,000.00	1,031.00	4.81	0.95
	C Shares	1,000.00	1,027.80	7.99	1.58
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,002.30	1.95	0.39
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,017.40	3.37	0.67
	A Shares	1,000.00	1,016.10	3.77	0.75

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	IS Shares for Seix Floating Rate High Income Fund commenced operations on February 2, 2015. Expenses are equal to annualized expense ratio, multiplied by the average account value over the period, multiplied by 58 (the number of days since the commencement of the Class on February 2, 2015), then divided by 365.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class		Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period* 10/01/14-03/31/15	Expense Ratio During Period** 10/01/14-03/31/15
Core Bond Fund	I Shares		$1,000.00	$1,022.70	$2.22	0.44%
	A Shares		1,000.00	1,021.70	3.23	0.64
	R Shares		1,000.00	1,020.70	4.28	0.85
Corporate Bond Fund	I Shares		1,000.00	1,021.70	3.28	0.65
	A Shares		1,000.00	1,020.20	4.78	0.95
	C Shares		1,000.00	1,016.80	8.25	1.64
Georgia Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.60	3.38	0.67
	A Shares		1,000.00	1,021.30	3.68	0.73
High Grade Municipal Bond Fund	I Shares		1,000.00	1,021.70	3.28	0.65
	A Shares		1,000.00	1,020.90	4.08	0.81
High Income Fund	I Shares		1,000.00	1,021.00	3.93	0.78
	A Shares		1,000.00	1,019.80	5.19	1.03
	R Shares		1,000.00	1,018.70	6.24	1.24
	IS Shares	***	1,000.00	1,020.64	4.33	0.86
Intermediate Bond Fund	I Shares		1,000.00	1,022.60	2.37	0.47
	A Shares		1,000.00	1,021.90	3.02	0.60
	R Shares		1,000.00	1,019.70	5.29	1.05
Investment Grade Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.70	3.28	0.65
	A Shares		1,000.00	1,020.90	4.03	0.80
Limited Duration Fund	I Shares		1,000.00	1,023.20	1.77	0.35
Limited-Term Federal Mortgage Securities Fund	I Shares		1,000.00	1,021.40	3.53	0.70
	A Shares		1,000.00	1,020.40	4.53	0.90
	C Shares		1,000.00	1,016.70	8.30	1.65
North Carolina Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.70	3.28	0.65
	A Shares		1,000.00	1,020.90	4.03	0.80
Seix Floating Rate High Income Fund	I Shares		1,000.00	1,021.90	3.07	0.61
	A Shares		1,000.00	1,020.40	4.58	0.91
	C Shares		1,000.00	1,017.50	7.54	1.50
	IS Shares	***	1,000.00	1,007.32	0.76	0.47

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2015

(Unaudited)

Fund	Class		Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expenses Paid During Period* 10/01/14-03/31/15	Expense Ratio During Period** 10/01/14-03/31/15
Seix High Yield Fund	I Shares		$1,000.00	$1,022.20	$2.72	0.54%
	A Shares		1,000.00	1,020.60	4.33	0.86
	R Shares		1,000.00	1,020.00	4.99	0.99
Short-Term Bond Fund	I Shares		1,000.00	1,021.90	3.02	0.60
	A Shares		1,000.00	1,020.90	4.03	0.80
	C Shares		1,000.00	1,019.60	5.34	1.06
Short-Term Municipal Bond Fund	I Shares		1,000.00	1,022.20	2.77	0.55
	A Shares		1,000.00	1,021.40	3.53	0.70
Total Return Bond Fund	I Shares		1,000.00	1,022.70	2.27	0.45
	A Shares		1,000.00	1,021.40	3.53	0.70
	R Shares		1,000.00	1,019.70	5.29	1.05
	IS Shares	***	1,000.00	1,023.44	1.51	0.30
Ultra-Short Bond Fund	I Shares		1,000.00	1,023.00	1.92	0.38
U.S. Government Securities Fund	I Shares		1,000.00	1,021.20	3.78	0.75
	A Shares		1,000.00	1,020.20	4.78	0.95
	C Shares		1,000.00	1,017.10	7.95	1.58
U.S. Government Securities Ultra-Short Bond Fund	I Shares		1,000.00	1,023.00	1.97	0.39
Virginia Intermediate Municipal Bond Fund	I Shares		1,000.00	1,021.60	3.38	0.67
	A Shares		1,000.00	1,021.20	3.78	0.75

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	IS Shares Commenced operations on August 1, 2014 (February 2, 2015 for Seix Floating Rate High Income Fund). Expenses (hypothetical expenses if IS Shares had been in existence from April 1, 2014) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISER:

Seix Investment Advisors LLC

One Maynard Drive

Suite 3200

Park Ridge, NJ USA 07656

www.seixadvisors.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

RFAR-FI-0315

Item 2.	Code of Ethics.

(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has not made any amendments to its Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The names of the audit committee financial expert are Connie D. McDaniel and Tim E. Bentsen. Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for the annual audit of the Registrant’s financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

	March 31, 2015	March 31, 2014
Audit Fees	$483,490	$489,490

(b) Audit-Related Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	March 31, 2015	March 31, 2014
Audit-Related Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning are set forth below. The principal accountant is engaged to review and sign the Federal Income and Excise returns, along with reviewing excise distributions.

	March 31, 2015	March 31, 2014
Tax Fees	$186,500	$186,360

There were no fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees - The aggregate fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 are set forth below.

	March 31, 2015	March 31, 2014
All Other Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Audit Committee’s Pre-Approval Policies and Procedures

RIDGEWORTH FUNDS

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the “Act”), and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to RidgeWorth Funds (the “Trust”) and its portfolios (the “Funds”) by its independent accountant (“Auditor”), as well as non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”), listed on Appendix A, if the services directly impact the Funds’ operations and financial reporting.1

Where Pre-Approval is Required

	Audit Service	Non-Audit Service
Fund	Yes	Yes

Adviser	No	Yes, if directly related to Fund operation and financial reporting

Service Affiliate	No	Yes, if directly related to Fund operation and financial reporting

[1]	The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, but only if:

•	the value of all such services do not exceed 5% of total revenues paid by the Trust and Service Affiliates to the Auditor in the fiscal year when services are provided;

•	the services were not recognized as non-audit services at the time they were provided; and

•	the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The following policies and procedures (except Section IX) govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services by the Auditor may be achieved through a combination of the procedures described in Section VI below.

With respect to non-audit services that may be provided to the Trust by an accounting firm other than the Auditor, the Chairperson of the Audit Committee is authorized to pre-approve such services in accordance with the procedures described in Section IX below.

II.	Audit Services

The annual audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust’s financial statements. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all audit services for the Trust.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all audit-related services for the Trust.

IV.	Tax Services

Tax services to the Trust include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trust.

V.	All Other Services

While the SEC’s rules prohibit the Auditor from providing specific non-audit services, as listed on Appendix A, certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the Auditor, and are consistent with the SEC’s rules on auditor independence. The Audit Committee will pre-approve all other services for the Trust.

VI.	Procedures

A.	Regular Pre-Approval Procedures

The Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and those non-audit services to be rendered by the Auditor to the Service Affiliates that require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the President and/or Treasurer with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

The Auditor shall notify the President, Treasurer, and Chairperson of the Audit Committee as soon as practicable regarding its engagement to provide Fund-related non-audit services to Service Affiliates.

B.	Interim Pre-Approval Procedures

If, in the opinion of the President and/or Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson of the Audit Committee (the “Chairperson”) is authorized to pre-approve the engagement so long as the amount to be paid to the Auditor would not exceed $50,000. The President and/or Treasurer will coordinate with the Chairperson and provide to the Chairperson, with the assistance of the Auditor, information about the service to be considered for pre-approval. The Auditor may not commence the engagement under consideration until the President and/or Treasurer has indicated that pre-approval has been obtained from the Chairperson. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

VII.	Recordkeeping

The Trust shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied.

VIII.	Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

IX.	Interim Pre-Approval of Non-Audit Services By Other Accounting Firms

If, in the opinion of the President and/or Treasurer, a proposed engagement for non-audit services to the Trust by an accounting firm other than the Auditor needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson is authorized to pre-approve the engagement so long as the amount to be paid to the accounting firm would not exceed $50,000. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

Adopted: March 1, 2012

Appendix A

Service Affiliates Subject to Pre-Approval of Non-Audit Services

Including, but not limited to:

RidgeWorth Capital Management LLC and its subsidiaries.

Zevenbergen Capital Investments LLC

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit.

(e) (2) Percentage of Services - None of the services summarized in paragraphs (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the principal accountant to the Registrant are set forth below.

March 31, 2015	March 31, 2014
$179,000	$186,360

The approximate aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant are set forth below.

March 31, 2015	March 31, 2014
$0	$12,800,000

Services for which the non-audit fees were billed relate principally to mortgage compliance reviews, general corporate and state and local tax assistance and accounting matters, and various strategic reporting consulting projects.

(h) In regards to Item 4(g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics described in Item 2 is attached hereto.

(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(3)	Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia R. Short
Julia R. Short
President

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia R. Short
Julia R. Short
President

Date:	June 4, 2015

By:	/s/ Denise R. Lewis
Denise R. Lewis
Treasurer

Date:	June 4, 2015